FEBRUARY 5, 2002

                            PIMCO Funds Prospectus

Share Classes       GROWTH STOCK FUNDS               GLOBAL STOCK FUNDS
A B C               RCM Large-Cap Growth Fund        RCM Global Equity Fund
                    Growth Fund                      RCM Global Small-Cap Fund
                    Select Growth Fund
                    RCM Mid-Cap Fund                 INTERNATIONAL STOCK FUNDS
                    Target Fund                      Select International Fund
                    Opportunity Fund                 RCM International
                                                     Growth Equity Fund
                    BLEND STOCK FUNDS                RCM Europe Fund
                    Growth & Income Fund             RCM Emerging Markets Fund
                    Capital Appreciation Fund
                    Mid-Cap Fund                     SECTOR-RELATED STOCK FUNDS
                                                     RCM Global Healthcare Fund
                    VALUE STOCK FUNDS                Healthcare Innovation Fund
                    Equity Income Fund               Innovation Fund
                    Value Fund                       RCM Global Technology Fund
                    Renaissance Fund                 Global Innovation Fund
                    Small-Cap Value Fund             RCM Biotechnology Fund

                    ENHANCED INDEX STOCK FUNDS       STOCK AND BOND FUNDS
                    Tax-Efficient Equity Fund        Asset Allocation Fund
                    RCM Tax-Managed
                    Growth Fund

This cover is not part of the Prospectus.                     [LOGO] PIMCO FUNDS

            PIMCO Funds Prospectus

PIMCO       This Prospectus describes 28 mutual funds offered by PIMCO Funds:
Funds:      Multi-Manager Series. The Funds provide access to the professional
Multi-      investment advisory services offered by PIMCO Advisors and its
Manager     investment management affiliates. As of January 1, 2002, PIMCO
Series      Advisors and its investment management affiliates managed
February    approximately $361 billion.
5, 2002

Share       The Prospectus explains what you should know about the Funds
Classes     before you invest. Please read it carefully.
A, B and
C
            The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.


                                            PIMCO Funds: Multi-Manager Series

            Table of Contents

         Summary Information...............................................    3
         Fund Summaries
           Asset Allocation Fund...........................................    5
           Capital Appreciation Fund.......................................    8
           Equity Income Fund..............................................   10
           Global Innovation Fund..........................................   12
           Growth Fund.....................................................   14
           Growth & Income Fund............................................   16
           Healthcare Innovation Fund......................................   18
           Innovation Fund.................................................   20
           Mid-Cap Fund....................................................   22
           Opportunity Fund................................................   24
           RCM Biotechnology Fund..........................................   26
           RCM Emerging Markets Fund.......................................   29
           RCM Europe Fund.................................................   32
           RCM Global Equity Fund..........................................   35
           RCM Global Healthcare Fund......................................   38
           RCM Global Small-Cap Fund.......................................   41
           RCM Global Technology Fund......................................   44
           RCM International Growth Equity Fund............................   47
           RCM Large-Cap Growth Fund.......................................   50
           RCM Mid-Cap Fund................................................   53
           RCM Tax-Managed Growth Fund.....................................   56
           Renaissance Fund................................................   59
           Select Growth Fund..............................................   62
           Select International Fund.......................................   65
           Small-Cap Value Fund............................................   68
           Target Fund.....................................................   70
           Tax-Efficient Equity Fund.......................................   72
           Value Fund......................................................   74
         Summary of Principal Risks........................................   76
         Management of the Funds...........................................   83
         Investment Options - Class A, B and C Shares .....................   90
         How Fund Shares Are Priced........................................   93
         How to Buy and Sell Shares........................................   94
         Fund Distributions................................................   98
         Tax Consequences..................................................   99
         Characteristics and Risks of Securities and Investment
          Techniques.......................................................  100
         Additional Information About the Asset Allocation Fund............  109
         Additional Information About the PIMCO Select International, PIMCO
          Healthcare Innovation, PIMCO Innovation and RCM International
          Growth Equity Funds..............................................  113
         Financial Highlights..............................................  116

  Prospectus
2

           Summary Information

 The table below lists the investment objectives and compares certain investment characteristics of the Funds. Other important characteristics are described in the individual Fund Summaries beginning on page 5.

                                                                                       Approximate Approximate
                 PIMCO                Investment            Main                       Number of   Capitalization
                 Fund                 Objective             Investments                Holdings    Range
 ------------------------------------------------------------------------------------------------------------------------
  Growth Stock   RCM Large-Cap        Long-term capital     Large capitalization       45-85       At least $3 billion
  Funds          Growth               appreciation          equity securities
           --------------------------------------------------------------------------------------------------------------
                 Growth               Long-term growth of   Common stocks of           35-50       At least $5 billion
                                      capital;              companies with market
                                      income is an          capitalizations of at
                                      incidental            least $5 billion
                                      consideration
           --------------------------------------------------------------------------------------------------------------
                 Select Growth        Long-term growth of   Common stocks of           15-25       At least $10 billion
                                      capital;              companies with
                                      income is an          market capitalizations
                                      incidental            of at least $10 billion
                                      consideration
           --------------------------------------------------------------------------------------------------------------
                 RCM Mid-Cap          Long-term capital     Small to medium            85-125      Up to $15.7 billion
                                      appreciation          capitalization equity
                                                            securities
           --------------------------------------------------------------------------------------------------------------
                 Target               Capital appreciation; Common stocks of           40-60       Between $1 billion
                                      no                    companies with market                  and $10 billion
                                      consideration is      capitalizations of
                                      given to income       between $1 billion and
                                                            $10 billion
           --------------------------------------------------------------------------------------------------------------
                 Opportunity          Capital appreciation; Common stocks of           80-120      Between $100 million
                                      no                    companies with market                  and $2 billion
                                      consideration is      capitalizations of
                                      given to income       between $100 million and
                                                            $2 billion
 ------------------------------------------------------------------------------------------------------------------------
  Blend Stock    Growth & Income      Long-term growth      Common stocks of           40-60       At least $1 billion
  Funds                               of capital; current   companies with market
                                      income                capitalizations of at
                                      is a secondary        least $1 billion
                                      objective
           --------------------------------------------------------------------------------------------------------------
                 Capital Appreciation Growth of capital     Common stocks of           60-100      At least $1 billion
                                                            companies with market
                                                            capitalizations of at
                                                            least $1 billion that
                                                            have improving
                                                            fundamentals and whose
                                                            stock is reasonably
                                                            valued by the market
           --------------------------------------------------------------------------------------------------------------
                 Mid-Cap              Growth of capital     Common stocks of           60-100      More than $500 million
                                                            companies with market                  (excluding the largest
                                                            capitalizations of more                200 companies)
                                                            than $500 million
                                                            (excluding the largest
                                                            200 companies) that have
                                                            improving fundamentals
                                                            and whose stock is
                                                            reasonably valued by the
                                                            market
 ------------------------------------------------------------------------------------------------------------------------
  Value Stock    Equity Income        Current income as a   Income producing common    40-50       More than $2 billion
  Funds                               primary objective;    stocks of companies with
                                      long-term growth of   market capitalizations
                                      capital is a          of more than $2 billion
                                      secondary objective
           --------------------------------------------------------------------------------------------------------------
                 Value                Long-term growth of   Common stocks of           35-50       More than $5 billion
                                      capital               companies with market
                                      and income            capitalizations of more
                                                            than $5 billion and
                                                            below-average valuations
                                                            whose business
                                                            fundamentals are
                                                            expected to improve
           --------------------------------------------------------------------------------------------------------------
                 Renaissance          Long-term growth of   Common stocks of           50-80       All capitalizations
                                      capital               companies with below-
                                      and income            average valuations whose
                                                            business fundamentals
                                                            are expected to improve
           --------------------------------------------------------------------------------------------------------------
                 Small-Cap Value      Long-term growth of   Common stocks of           100         Between $100 million
                                      capital               companies with market                  and $1.5 billion
                                      and income            capitalizations of
                                                            between $100 million and
                                                            $1.5 billion and below-
                                                            average price-to-
                                                            earnings ratios relative
                                                            to the market and their
                                                            industry groups
 ------------------------------------------------------------------------------------------------------------------------
  Enhanced Index Tax-Efficient Equity Maximum after-tax     A broadly diversified      More than   More than $5 billion
  Stock Funds                         growth                portfolio of at least      200
                                      of capital            200 common stocks of
                                                            companies represented in
                                                            the S&P 500 Index with
                                                            market capitalizations
                                                            of more than $5 billion
           --------------------------------------------------------------------------------------------------------------
                 RCM Tax-Managed      After-tax growth of   A broadly diversified      25-65       All capitalizations
                 Growth               capital               portfolio of equity
                                                            securities of U.S.
                                                            issuers
 ------------------------------------------------------------------------------------------------------------------------
  Global Stock   RCM Global           Long-term capital     Equity securities of       85-125      All capitalizations
  Funds          Equity               appreciation          issuers located in at
                                                            least three different
                                                            countries
           --------------------------------------------------------------------------------------------------------------
                 RCM Global           Long-term capital     Equity securities of       55-95       Between $4.5 million
                 Small-Cap            appreciation          issuers located in at                  and $2.8 billion
                                                            least three different
                                                            countries
 ------------------------------------------------------------------------------------------------------------------------

                                            PIMCO Funds: Multi-Manager Series

                                                                                    Approximate Approximate
                 PIMCO             Investment            Main                       Number of   Capitalization
                 Fund              Objective             Investments                Holdings    Range
 ---------------------------------------------------------------------------------------------------------------------
  International  Select            Capital appreciation  Common stocks of           70-100*     More than $1 billion
  Stock Funds    International                           companies located
                                                         outside of the United
                                                         States with market
                                                         capitalizations of more
                                                         than $1 billion
          ------------------------------------------------------------------------------------------------------------
                 RCM International Long-term capital     Equity securities of       75-115      All capitalizations
                 Growth Equity     appreciation          issuers located in at
                                                         least ten different
                                                         countries
          ------------------------------------------------------------------------------------------------------------
                 RCM Europe        Long-term capital     Equity securities of       30-70       All capitalizations
                                   appreciation          European issuers
          ------------------------------------------------------------------------------------------------------------
                 RCM Emerging      Long-term capital     Equity securities of       35-75       At least $100 million
                 Markets           appreciation          issuers located in
                                                         countries with emerging
                                                         securities markets
 ---------------------------------------------------------------------------------------------------------------------
  Sector-Related RCM Global        Long-term capital     Equity securities of       40-80       All capitalizations
  Stock Funds    Healthcare        appreciation          healthcare-related
                                                         issuers located in at
                                                         least three different
                                                         countries
          ------------------------------------------------------------------------------------------------------------
                 Healthcare        Capital appreciation  Common stocks of           30-60       More than $200 million
                 Innovation                              healthcare-related
                                                         companies with market
                                                         capitalizations of more
                                                         than $200 million
          ------------------------------------------------------------------------------------------------------------
                 Innovation        Capital appreciation; Common stocks of           40-60       More than $200 million
                                   no                    technology-related
                                   consideration is      companies with market
                                   given to income       capitalizations of more
                                                         than $200 million
          ------------------------------------------------------------------------------------------------------------
                 RCM Global        Long-term capital     Equity securities of       65-105      At least $500 million
                 Technology        appreciation          technology-related
                                                         issuers located in at
                                                         least three different
                                                         countries
          ------------------------------------------------------------------------------------------------------------
                 Global            Capital appreciation; Common stocks of U.S.      30-60       More than $200 million
                 Innovation        no                    and non-U.S. technology-
                                   consideration is      related companies with
                                   given to income       market capitalizations
                                                         of more than $200
                                                         million
          ------------------------------------------------------------------------------------------------------------
                 RCM Biotechnology Long-term capital     Equity securities of       30-70       All capitalizations
                                   appreciation          biotechnology-related
                                                         issuers
 ---------------------------------------------------------------------------------------------------------------------
  Stock and      Asset Allocation  Long-term capital     Approximately 60% (range   10-30       All capitalizations
  Bond Funds                       appreciation and      of 50%-70%) in PIMCO
                                   current income        Stock Funds and 40%
                                                         (range of 30%-50%) in
                                                         PIMCO bond funds.
          ------------------------------------------------------------------------------------------------------------

          * Please see page 65 for additional information about the number of holdings in the Select International Fund's portfolio.

Fund
Descriptions,
Performance
and Fees
            The Funds provide a broad range of investment choices. The following Fund Summaries identify each Fund's investment objective, principal investments and strategies, principal risks, performance information and fees and expenses. A more detailed "Summary of Principal Risks" describing principal risks of investing in the Funds begins after the Fund Summaries.

            It is possible to lose money on investments in the Funds. The fact that a Fund had good performance in the past (for example, during the year ended 1999) is no assurance that the value of the Fund's investments will not decline in the future or appreciate at a slower rate. An investment in a Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

A Note on   The Asset Allocation Fund is intended for investors who prefer to
PIMCO       have their asset allocation decisions made by professional money
Asset       managers. The Asset Allocation Fund invests only in Funds in the
Allocation  PIMCO Funds family. The PIMCO Funds in which the Asset Allocation
Fund        Fund invests are called Underlying Funds in this Prospectus.

            Some of the Underlying Funds invest primarily in equity securities and are called Underlying Stock Funds. Many of the Funds offered in this Prospectus are Underlying Stock Funds. Other Underlying Funds invest primarily in fixed income securities, including money market instruments, and are called Underlying Bond Funds. The Underlying Bond Funds are offered in a different prospectus.

            While the Asset Allocation Fund provides a relatively high level of diversification in comparison to most mutual funds, the Fund may not be suitable as a complete investment program.
  Prospectus
4

            PIMCO Asset Allocation Fund

--------------------------------------------------------------------------------
Principal     Investment               Allocation    Target    Range
Investments   Objective                Strategy        60%    50%-70%
and           Seeks long-term capital  Underlying      40%    30%-50%
Strategies    appreciation and         Stock Funds
              current income           Underlying Bond
                                       Funds

              Dividend Frequency
              Quarterly


            The Fund seeks to achieve its investment objective by normally investing approximately 60% (within a range of 50%-70%) of its assets in Underlying Stock Funds and approximately 40% (within a range of 30%-50%) of its assets in Underlying Bond Funds. The Fund's fixed income component may include a money market component. The Fund invests all of its assets in shares of the Underlying Funds and does not invest directly in stocks or bonds of other issuers.

             Please see "Additional Information About the Asset Allocation
            Fund" for additional information about the Fund, including information about how the Asset Allocation Committee allocates and reallocates the Fund's assets among particular Underlying Funds.

             The Fund may concentrate investments in a particular Underlying
            Fund by investing more than 25% of its assets in that Fund.

             Based on the Fund's equity/fixed income allocation strategy, it might be suitable for an investor with a medium-range time horizon who seeks a balance of long-term capital appreciation potential and income and has a medium tolerance for risk and volatility.

--------------------------------------------------------------------------------
Principal   Allocation Risk The Fund's investment performance depends upon how
Risks       its assets are allocated and reallocated among particular
            Underlying Funds. A principal risk of investing in the Fund is that the Asset Allocation Committee's allocation techniques and decisions and/or PIMCO Advisors' selection of Underlying Funds will not produce the desired results, and therefore the Fund may not achieve its investment objective.

            Underlying Fund Risks The value of your investment in the Fund is directly related to the investment performance of the Underlying Funds in which it invests. Therefore, the principal risks of investing in the Fund are closely related to the principal risks associated with the Underlying Funds and their investments. Because the Fund's allocation among the Underlying Funds will vary, your investment may be subject to any and all of these risks at different times and to different degrees.

            Among the principal risks of the Underlying Funds, which could adversely affect the net asset value, yield and total return of the Fund, are:

              .Market Risk             .Credit Risk              .Emerging Markets Risk
              .Issuer Risk             .High Yield Risk          .Currency Risk
              .Value Securities Risk   .Mortgage Risk            .Focused Investment Risk
              .Growth Securities Risk  .Liquidity Risk           .Leveraging Risk
              .Smaller Company Risk    .Derivatives Risk         .Management Risk
              .Interest Rate Risk      .Foreign Investment Risk

             Please see "Summary of Principal Risks" following the Fund
            Summaries for a description of these and other risks associated with the Underlying Funds and an investment in the Asset Allocation Fund.
                                            PIMCO Funds: Multi-Manager Series

--------------------------------------------------------------------------------
Performance Shown below is summary performance information for the Fund in a Information bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of broad-based securities market indexes and an index of mutual funds. The bar chart and the information to its right show performance of the Fund's Class A shares, but the returns do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance for Class A, B and C shares in the Average Annual
            Total Returns table reflects the impact of sales charges. Past performance is no guarantee of future results.

            Calendar Year Total Returns -- Class A

                    [CHART]                                  Highest and
                                                             Lowest Quarter
             1999     2000    2001                           Returns
             ----     ----    ----                           (for periods
            12.03%    4.32%  (3.76)%                         shown in the bar
                                                             chart)
            Calendar Year End (through 12/31)                ------------------
                                                             Highest (10/1/98-
                                                             12/31/98)   10.07%
                                                             ------------------
                                                             Lowest (7/1/01-
                                                             9/30/01)    -6.70%

Average Annual Total Returns (for periods ended 12/31/01)

                                                            Portfolio Inception
                                                    1 Year  (9/30/98)(/5/)
         ----------------------------------------------------------------------
         Class A                                     -9.05%  4.95%
         ----------------------------------------------------------------------
         Class B                                     -9.14%  5.21%
         ----------------------------------------------------------------------
         Class C                                     -5.47%  6.01%
         ----------------------------------------------------------------------
         Russell 3000 Index(/1/)                    -11.46%  5.85%
         ----------------------------------------------------------------------
         Lehman Brothers Aggregate Bond Index(/2/)    8.44%  5.90%
         ----------------------------------------------------------------------
         Lipper Balanced Fund Average(/3/)           -4.39%  5.34%
         ----------------------------------------------------------------------
         Blended Index(/4/)                          -5.15% -5.67%
         ----------------------------------------------------------------------

            (1) The Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies based on total market capitalization. It is not possible to invest directly in the index.
            (2) The Lehman Brothers Aggregate Bond Index is an unmanaged index of investment grade, U.S. dollar-denominated fixed income securities of domestic issuers having a maturity greater than one year. It is not possible to invest directly in the index.
            (3) The Lipper Balanced Fund Average is a total return performance average of funds tracked by Lipper Analytical Services, Inc. whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. It does not take into account sales charges.
            (4) The Blended Index represents the blended performance of a hypothetical index developed by PIMCO Advisors made up of 48% Russell 3000 Index, 12% MSCI All Country World ex-U.S. Index and 40% Lehman Brothers Aggregate Bond Index. The Russell 3000 Index and Lehman Brothers Aggregate Bond Index are described above. The MSCI All Country World ex-U.S. Index is an unmanaged index of stocks representing both developed and emerging markets but excluding the United States. It is not possible to invest directly in these indexes.
            (5) The Portfolio began operations on 9/30/98. Index comparisons begin on 9/30/98.

  Prospectus
6

--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Class A, B or C shares of the Fund:
of the
Fund

            Shareholder Fees (fees paid directly from your investment)

                  Maximum Sales Charge (Load) Imposed              Maximum Contingent Deferred Sales Charge (Load)
                  on Purchases (as a percentage of offering price) (as a percentage of original purchase price)
            ------------------------------------------------------------------------------------------------------
         Class A  5.50%                                            1%(/1/)
            ------------------------------------------------------------------------------------------------------
         Class B  None                                             5%(/2/)
            ------------------------------------------------------------------------------------------------------
         Class C  None                                             1%(/3/)
            ------------------------------------------------------------------------------------------------------

            (1) Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
            (2) The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under "Investment Options--Class A, B and C Shares--Contingent Deferred Sales Charges (CDSCs)--Class B Shares."
            (3) The CDSC on Class C shares is imposed only on shares redeemed in the first year.


                                                          Other Expenses
                                                 ---------------------------------
                               Distribution                                        Total Annual
                      Advisory and/or Service    Administrative Underlying         Portfolio Operating
         Share Class  Fees     (12b-1) Fees(/1/) Fees(/2/)      Fund Expenses(/3/) Expenses
            ------------------------------------------------------------------------------------------
         Class A      None     0.25%             0.40%          0.67%              1.32%
            ------------------------------------------------------------------------------------------
         Class B      None     1.00              0.40           0.67               2.07
            ------------------------------------------------------------------------------------------
         Class C      None     1.00              0.40           0.67               2.07
            ------------------------------------------------------------------------------------------

            (1) Due to the 12b-1 distribution fee imposed on Class B and Class
                C shares, a Class B or Class C shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.
            (2) The Administrative Fees are subject to a reduction of 0.05% on average net assets attributable in the aggregate to the Fund's Class A, B and C shares in excess of $2.5 billion.
            (3) Based on estimated expenses for the current fiscal year.
                Underlying Fund Expenses for the Portfolio are estimated based upon a recent allocation of the Portfolio's assets among Underlying Funds and upon the total annual operating expenses of Institutional Class shares of these Underlying Funds. For a listing of the expenses associated with each Underlying Fund, please see "Management of the Funds--PIMCO Asset Allocation Fund--Underlying Fund Expenses." Total Annual Portfolio Operating Expenses and the Examples set forth below are based on estimates of the Underlying Fund Expenses the Fund will incur. Actual Underlying Fund Expenses for the Fund are expected to vary with changes in the allocation of the Fund's assets, and may be higher or lower than those shown above.

            Examples. The Examples are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

                                                                                           Example: Assuming you do not
                      Example: Assuming you redeem your shares at the end of each period   redeem your shares
         Share Class  Year 1           Year 3           Year 5           Year 10           Year 1 Year 3 Year 5 Year 10
            -----------------------------------------------------------------------------------------------------------
         Class A      $677             $945             $1,234           $2,053            $677   $945   $1,234 $2,053
            -----------------------------------------------------------------------------------------------------------
         Class B       710              949              1,314            2,205             210    649    1,114  2,205
            -----------------------------------------------------------------------------------------------------------
         Class C       310              649              1,114            2,400             210    649    1,114  2,400
            -----------------------------------------------------------------------------------------------------------

                                            PIMCO Funds: Multi-Manager Series

            PIMCO Capital Appreciation Fund

--------------------------------------------------------------------------------
Principal     Investment           Fund Focus             Approximate
Investments   Objective            Larger                 Capitalization Range
and           Seeks growth of      capitalization         At least $1 billion
Strategies    capital              common stocks
                                                          Dividend Frequency
              Fund Category        Approximate            At least annually
              Blend Stocks         Number of Holdings
                                   60-100

            The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of companies with larger market capitalizations that have improving fundamentals (based on growth criteria) and whose stock is reasonably valued by the market (based on value criteria).

             In making investment decisions for the Fund, the portfolio management team considers the 1,000 largest publicly traded companies (in terms of market capitalization) in the U.S. The team screens the stocks in this universe for a series of growth criteria, such as dividend growth, earnings growth, relative growth of earnings over time (earnings momentum) and the company's history of meeting earnings targets (earnings surprise), and also value criteria, such as price-to-earnings, price-to-book and price-to-cash flow ratios. The team then selects individual stocks by subjecting the top 10% of the stocks in the screened universe to a rigorous analysis of company factors, such as strength of management, competitive industry position, and business prospects, and financial statement data, such as earnings, cash flows and profitability. The team may interview company management in making investment decisions. The Fund's capitalization criteria applies at the time of investment.

             The portfolio management team rescreens the universe frequently and seeks to consistently achieve a favorable balance of growth and value characteristics for the Fund. The team looks to sell a stock when it has negative earnings surprises, or shows poor price performance relative to all stocks in the Fund's capitalization range or to companies in the same business sector. A stock may also be sold if its weighting in the portfolio becomes excessive (normally above 2% of the Fund's investments).

             The Fund intends to be fully invested in common stock (aside from certain cash management practices) and will not make defensive investments in response to unfavorable market and other conditions.

--------------------------------------------------------------------------------
Principal   Among the principal risks of investing in the Fund, which could
Risks       adversely affect its net asset value, yield and total return, are:

           .  Market          . Growth Securities Risk          . Credit Risk
              Risk
           .  Issuer          . Focused Investment Risk         . Management Risk
              Risk
           .  Value
              Securities
              Risk

             Please see "Summary of Principal Risks" following the Fund
            Summaries for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------
Performance The top of the next page shows summary performance information for Information the Fund in a bar chart and an Average Annual Total Returns table.
            The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund's Class A shares, but the returns do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance for Class A, B and C shares in the Average Annual Total Returns table reflects the impact of sales charges.
            For periods prior to the inception of Class A, B and C shares (1/20/97), performance information shown in the bar chart and tables for those classes is based on the performance of the Fund's Institutional Class shares, which are offered in a different prospectus. The prior Institutional Class performance has been adjusted to reflect the actual sales charges (in the Average
            Annual Total Returns table only), distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class A, B and C shares. Past performance is no guarantee of future results.
  Prospectus
8

Calendar Year Total Returns -- Class A

                                    [CHART]

1992    1993    1994     1995    1996    1997    1998    1999    2000     2001
----    ----    ----     ----    ----    ----    ----    ----    ----     ----
7.08%  17.24%  (4.64)%  36.61%  26.29%  33.72%  17.18%  22.19%  13.57%  (19.18)%

                       Calendar Year End (through 12/31)

                                                            Highest and Lowest
                                                            Quarter Returns
                                                            (for periods shown
                                                            in the bar chart)
                                                            --------------------
                                                            Highest (10/1/99-
                                                            12/31/99)     23.73%
                                                            --------------------
                                                            Lowest (1/1/01-
                                                            3/31/01)     -15.15%

Average Annual Total Returns (for periods ended 12/31/01)

                                                               Fund Inception
                                      1 Year  5 Years 10 Years (3/8/91)(/3/)
         --------------------------------------------------------------------
         Class A                      -23.63% 10.67%  13.12%   14.20%
         --------------------------------------------------------------------
         Class B                      -23.82% 10.88%  13.17%   14.24%
         --------------------------------------------------------------------
         Class C                      -20.62% 11.11%  12.92%   13.95%
         --------------------------------------------------------------------
         S&P 500 Index(/1/)           -11.87% 10.70%  12.94%   13.49%
         --------------------------------------------------------------------
         Lipper Large-Cap Core Funds
          Average(/2/)                -13.77% 8.19%   11.01%   11.71%
         --------------------------------------------------------------------

            (1) The S&P 500 Index is an unmanaged index of large
                capitalization common stocks. It is not possible to invest directly in the index.
            (2) The Lipper Large-Cap Core Funds Average is a total return performance average of funds tracked by Lipper Analytical Services, Inc. that invest primarily in companies with market capitalizations of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. It does not take into account sales charges. The Lipper Large-Cap Core Funds Average replaced the Lipper Multi-Cap Core Funds Average (which tracks funds that invest in companies with a variety of capitalization ranges without concentrating in any one market capitalization range over an extended period of time) as the Fund's comparative average because PIMCO Advisors believes the Lipper Large-Cap Core Funds Average is more representative of the Fund's investment strategies. For the periods ended December 31, 2001, the 1 Year, 5 Years, 10 Years and Fund Inception average annual total returns of the Lipper Multi-Cap Core Funds Average were 10.89%, 9.58%, 11.93% and 12.35% respectively.
            (3) The Fund began operations on 3/8/91. Index comparisons begin on 2/28/91.

--------------------------------------------------------------------------------
Fees and
Expenses    These tables describe the fees and expenses you may pay if you buy
of the      and hold Class A, B or C shares of the Fund:
Fund
            Shareholder Fees (fees paid directly from your investment)

                  Maximum Sales Charge (Load) Imposed              Maximum Contingent Deferred Sales Charge (Load)
                  on Purchases (as a percentage of offering price) (as a percentage of original purchase price)
         ---------------------------------------------------------------------------------------------------------
         Class A  5.50%                                            1%(/1/)
         ---------------------------------------------------------------------------------------------------------
         Class B  None                                             5%(/2/)
         ---------------------------------------------------------------------------------------------------------
         Class C  None                                             1%(/3/)
         ---------------------------------------------------------------------------------------------------------

            (1) Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
            (2) The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under "Investment Options--Class A, B and C Shares--Contingent Deferred Sales Charges (CDSCs)--Class B Shares."
            (3) The CDSC on Class C shares is imposed only on shares redeemed in the first year.

            Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

                               Distribution                    Total Annual
                      Advisory and/or Service    Other         Fund Operating
         Share Class  Fees     (12b-1) Fees(/1/) Expenses(/2/) Expenses
         --------------------------------------------------------------------
         Class A      0.45%    0.25%             0.40%         1.10%
         --------------------------------------------------------------------
         Class B      0.45     1.00              0.40          1.85
         --------------------------------------------------------------------
         Class C      0.45     1.00              0.40          1.85
         --------------------------------------------------------------------

            (1) Due to the 12b-1 distribution fee imposed on Class B and Class
                C shares, Class B or Class C shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.
            (2) Other Expenses reflects a 0.40% Administrative Fee paid by each class, which is subject to a reduction of 0.05% on average daily net assets attributable in the aggregate to the Fund's Class A, B and C shares in excess of $2.5 billion.

            Examples. The Examples are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

                                                                                           Example: Assuming you do not
                      Example: Assuming you redeem your shares at the end of each period   redeem your shares
         Share Class  Year 1           Year 3           Year 5           Year 10           Year 1 Year 3 Year 5 Year 10
         --------------------------------------------------------------------------------------------------------------
         Class A      $656             $880             $1,123           $1,816            $656   $880   $1,123 $1,816
         --------------------------------------------------------------------------------------------------------------
         Class B       688              882              1,201            1,971             188    582    1,001  1,971
         --------------------------------------------------------------------------------------------------------------
         Class C       288              582              1,001            2,169             188    582    1,001  2,169
         --------------------------------------------------------------------------------------------------------------

                                            PIMCO Funds: Multi-Manager Series

            PIMCO Equity Income Fund

--------------------------------------------------------------------------------
Principal     Investment Objective  Fund Focus            Approximate
Investments   Seeks current         Income producing      Capitalization
and           income as a           common stocks         Range
Strategies    primary               with potential        More than $2
              objective; long-      for capital           billion
              term growth of        appreciation
              capital is a
              secondary
              objective             Approximate           Dividend
                                    Number of             Frequency
                                    Holdings              Quarterly
                                    40-50

            The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in income-producing (e.g., dividend-paying) common stocks of companies with market capitalizations of more than $2 billion at the time of investment.

             The Fund's initial selection universe consists of the 1,000 largest publicly traded companies (in terms of market capitalization) in the U.S. The portfolio managers classify the universe by industry. They then identify the most undervalued stocks in each industry based mainly on relative P/E ratios, calculated both with respect to trailing operating earnings and forward earnings estimates. From this group of stocks, the Fund buys approximately 25 stocks with the highest dividend yields. The portfolio managers then screen the most undervalued companies in each industry by dividend yield to identify the highest yielding stocks in each industry. From this group, the Fund buys approximately 25 additional stocks with the lowest P/E ratios.

             In selecting stocks, the portfolio managers consider quantitative factors such as price momentum (based on changes in stock price relative to changes in overall market prices), earnings momentum (based on analysts' earnings per share estimates and revisions to those estimates), relative dividend yields, valuation relative to the overall market and trading liquidity. The portfolio managers may replace a stock when a stock within the same industry group has a considerably higher dividend yield or lower valuation than the Fund's current holding.

             Under normal circumstances, the Fund intends to be fully invested in common stocks (aside from certain cash management practices). The Fund may temporarily hold up to 10% of its assets in cash and cash equivalents for defensive purposes in response to unfavorable market and other conditions. This would be inconsistent with the Fund's investment objective and principal strategies.

--------------------------------------------------------------------------------
Principal   Among the principal risks of investing in the Fund, which could
Risks       adversely affect its net asset value, yield and total return, are:

              . Market Risk       . Value Securities Risk    . Management Risk
              . Issuer Risk       . Credit Risk

             Please see "Summary of Principal Risks" following the Fund
            Summaries for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------
Performance The top of the next page shows summary performance information for Information the Fund in a bar char and an Average Annual Total Returns table.
            The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart (including the information to its right) shows performance of the Fund's Institutional Class shares, which are offered in a different prospectus. This is because the Fund did not offer Class A, B or C shares for a full calendar year during the periods shown. Although Institutional
            Class and Class A, B and C shares would have similar annual returns (because all of the Fund's shares represent interests in the same portfolio of securities), Class A, B and C performance would be lower than Institutional Class performance because of the lower expenses and no sales charges paid by Institutional Class shares. For the periods prior to the inception of the Fund's Class A, B and C shares (10/31/01), performance information shown in the Average Annual Total Returns table shows performance of the Fund's Institutional Class shares, adjusted to reflect the actual sales charges (loads), distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class A, B and C shares. Past performance is no guarantee of future results.
  Prospectus
10

            Calendar Year Total Returns -- Institutional Class

                                                             Highest and
                                                             Lowest Quarter
                                                             Returns
                                                             (for periods
                                                             shown in the bar
                                                             chart)
                                                             ------------------
                                                             Highest (4/1/01-
                                                             6/30/01)
                                                                         12.07%
                                                             ------------------
                                                             Lowest (7/1/01-
                                                             9/30/01)
                                                                         -8.11%

    [CHART]

     2001
     ----
    16.40%


                  Calendar Year End (through 12/31)

            Average Annual Total Returns (for periods ended 12/31/01)

                                                          Portfolio Inception
                                                  1 Year  (5/8/00)(/3/)
            -----------------------------------------------------------------
         Institutional Class                       16.40%  15.11%
            -----------------------------------------------------------------
         Class A                                    9.44%  10.67%
            -----------------------------------------------------------------
         Class B                                    9.93%  11.43%
            -----------------------------------------------------------------
         Class C                                   13.87%  13.64%
            -----------------------------------------------------------------
         S&P 500 Index(/1/)                       -11.87% -12.05%
            -----------------------------------------------------------------
         Lipper Equity Income Funds Average(/2/)   -5.64%   0.87%
            -----------------------------------------------------------------

            (1) The S&P 500 Index is an unmanaged index of large capitalization common stocks. It is not possible to invest directly in the index.
            (2) The Lipper Equity Income Funds Average is a total return performance average of funds tracked by Lipper Analytical Services, Inc. that, by prospectus language and portfolio practice, seek relatively high current income and growth of income by investing at least 65% of their portfolio in dividend-paying equity securities. These funds' gross or net yield must be at least 125% of the average gross or net yield of the U.S. diversified equity fund universe. It does not take into account sales charges.
            (3) The Portfolio began operations on 5/8/00. Index comparisons begin on 4/30/00.

Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Class A, B or C shares of the Fund:
of the
Fund

            Shareholder Fees (fees paid directly from your investment)

                  Maximum Sales Charge (Load) Imposed              Maximum Contingent Deferred Sales Charge (Load)
                  on Purchases (as a percentage of offering price) (as a percentage of original purchase price)
            ------------------------------------------------------------------------------------------------------
         Class A  5.50%                                            1%(/1/)
            ------------------------------------------------------------------------------------------------------
         Class B  None                                             5%(/2/)
            ------------------------------------------------------------------------------------------------------
         Class C  None                                             1%(/3/)
            ------------------------------------------------------------------------------------------------------

            (1) Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
            (2) The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under "Investment Options--Class A, B and C Shares--Contingent Deferred Sales Charges (CDSCs)--Class B Shares."
            (3) The CDSC on Class C shares is imposed only on shares redeemed in the first year.

            Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

                               Distribution                     Total Annual
                      Advisory and/or Service     Other         Fund Operating
         Share Class  Fees     (12b-1) Fees (/1/) Expenses(/2/) Expenses
            ------------------------------------------------------------------
         Class A      0.45%    0.25%              0.50%         1.20%
            ------------------------------------------------------------------
         Class B      0.45     1.00               0.50          1.95
            ------------------------------------------------------------------
         Class C      0.45     1.00               0.50          1.95
            ------------------------------------------------------------------

            (1) Due to the 12b-1 distribution fee imposed on Class B and Class
                C shares, Class B or Class C shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.
            (2) Other Expenses reflects a 0.50% Administrative Fee paid by each class, which is subject to a reduction of 0.05% on average daily net assets attributable in the aggregate to the Fund's Class A, B and C shares in excess of $2.5 billion.

            Examples. The Examples are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

                      Example: Assuming you redeem your shares at the
                      end of each period                               Example: Assuming you do not redeem your shares
         Share Class  Year 1      Year 3      Year 5      Year 10      Year 1      Year 3      Year 5      Year 10
            ----------------------------------------------------------------------------------------------------------
         Class A      $666        $910        $1,173      $1,925       $666        $910        $1,173      $1,925
            ----------------------------------------------------------------------------------------------------------
         Class B       698         912         1,252       2,078        198         612         1,052       2,078
            ----------------------------------------------------------------------------------------------------------
         Class C       298         612         1,052       2,275        198         612         1,052       2,275
            ----------------------------------------------------------------------------------------------------------

                                            PIMCO Funds: Multi-Manager Series

            PIMCO Global Innovation Fund

--------------------------------------------------------------------------------
Principal     Investment           Fund Focus             Approximate
Investments   Objective                                   Capitalization Range
and
Strategies    Seeks capital        Common stocks of       More than $200
              appreciation;        U.S. and non-U.S.      million
              no consideration     technology-related
              is given to income   companies              Dividend Frequency
                                                          At least annually
              Fund Category        Approximate Number
              Sector-Related       of Holdings
              Stocks               30-60

            The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of U.S. and non-U.S. companies which utilize new, creative or different, or "innovative," technologies to gain a strategic competitive advantage in their industry, as well as companies that provide and service those technologies. The Fund identifies its investment universe of technology-related companies primarily by reference to classifications made by independent firms, such as Standard & Poor's (for example, companies classified as "Information Technology" companies), and by identifying companies that derive a substantial portion of their revenues from the manufacture, sale and/or service of technological products. Although the Fund emphasizes companies which utilize technologies, it is not required to invest exclusively in a particular business sector or industry.

             The portfolio manager selects stocks for the Fund using a
            "growth" style. The portfolio manager seeks to identify technology-related companies with well-defined "wealth creating" characteristics, including superior earnings growth (relative to companies in the same industry or the market as a whole), high profitability and consistent, predictable earnings. In addition, through fundamental research, the portfolio manager seeks to identify companies that are gaining market share, have superior management and possess a sustainable competitive advantage, such as superior or innovative products, personnel and distribution systems. The Fund looks to sell a stock when the portfolio manager believes that earnings or market sentiment are disappointing, if the company does not meet or exceed consensus estimates on revenues and/or earnings or if an alternative investment is more attractive.

             Although the Fund invests principally in common stocks, the Fund may also invest in other types of equity securities, including preferred stocks and convertible securities. The Fund may invest a substantial portion of its assets in the securities of smaller capitalization companies and securities issued in initial public offerings (IPOs). The Fund will invest in the securities of issuers located in at least three countries (one of which may be the United States). Although the Fund invests primarily in securities traded principally in the securities markets of developed countries, the Fund has no other prescribed limits on geographic asset distribution and may invest in any foreign securities market in the world, including in developing, or "emerging," markets. The Fund may utilize foreign currency exchange contracts and derivative instruments (such as stock index futures contracts), primarily for risk management or hedging purposes.

             In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in high-quality fixed income securities. This would be inconsistent with the Fund's investment objective and principal strategies.

--------------------------------------------------------------------------------
Principal   Among the principal risks of investing in the Fund, which could
Risks       adversely affect its net asset value, yield and total return, are:

           . Market Risk      .Smaller Company Risk    .Currency Risk
           . Issuer Risk      .Liquidity Risk          .Focused Investment Risk
           . Technology       .Derivatives Risk        .Leveraging Risk
             Related Risk     .Foreign Investment Risk .Credit Risk
           . Growth           .Emerging Markets Risk   .Management Risk
             Securities Risk
           . IPO Risk

             Please see "Summary of Principal Risks" following the Fund
            Summaries for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------
Performance The top of the next page shows summary performance information for Information the Fund in a bar chart and an Average Annual Total Returns table.
            The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund's Class A shares, but the returns do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance for Class A, B and C shares in the Average Annual Total Returns table reflects the impact of sales charges. Past performance is no guarantee of future results. For periods prior to the inception of Class B and Class C shares (3/31/00), performance information shown in the Average Annual Total Returns table for these classes is based on the performance of the Fund's Class A shares. The prior Class A performance has been adjusted to reflect the actual sales charges, distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class
            B and Class C shares. The performance for the year 2000 benefitted to a large extent from the result of investments in IPOs and market conditions in the first quarter of 2000. This performance may not be repeated in the future.

  Prospectus
12

            Calendar Year Total Returns -- Class A

                 [CHART]                                    Highest and Lowest
                                                            Quarter Returns
             2000      2001                                 (for periods shown
             ----      ----                                 in the bar chart)
            41.42%   (39.66)%                               --------------------
                                                            Highest (1/1/00-
            Calendar Year End (through 12/31)               3/31/00)     101.70%
                                                            --------------------
                                                            Lowest (7/1/01-
                                                            9/30/01)     -44.76%

            Average Annual Total Returns (for periods ended 12/31/01)

                                                                  Fund Inception
                                                          1 Year  (12/31/99)(/3/)
         ------------------------------------------------------------------------
         Class A                                          -42.98% -10.20%
         ------------------------------------------------------------------------
         Class B                                          -43.14% -10.07%
         ------------------------------------------------------------------------
         Class C                                          -40.67%  -8.17%
         ------------------------------------------------------------------------
         NASDAQ Composite Index(/1/)                      -21.05% -30.77%
         ------------------------------------------------------------------------
         Lipper Science and Technology Fund Average(/2/)  -37.55% -35.66%
         ------------------------------------------------------------------------

            (1) The NASDAQ Composite Index is an unmanaged market-value weighted index of all common stocks listed on the NASDAQ Stock Market. It is not possible to invest directly in the index.
            (2) The Lipper Science and Technology Fund Average is a total return performance average of funds tracked by Lipper Analytical Services, Inc. that invest at least 65% of their assets in science and technology stocks. It does not take into account sales charges.
            (3) The Fund began operations on 12/31/99. Index comparisons begin on 12/31/99.

--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Class A, B or C shares of the Fund:
of the
Fund

            Shareholder Fees (fees paid directly from your investment)

                  Maximum Sales Charge (Load) Imposed              Maximum Contingent Deferred Sales Charge (Load)
                  on Purchases (as a percentage of offering price) (as a percentage of original purchase price)
         ---------------------------------------------------------------------------------------------------------
         Class A  5.50%                                            1%(/1/)
         ---------------------------------------------------------------------------------------------------------
         Class B  None                                             5%(/2/)
         ---------------------------------------------------------------------------------------------------------
         Class C  1.00%(/3/)                                       1%(/3/)
         ---------------------------------------------------------------------------------------------------------

            (1) Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
            (2) The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under "Investment Options--Class A, B and C Shares--Contingent Deferred Sales Charges (CDSCs)--Class B Shares."
            (3) The CDSC on Class C shares is imposed only on shares redeemed in the first eighteen months. Until January 1, 2002, Class C shares will not be subject to any initial sales charge, and the Class C CDSC will apply only on shares redeemed in the first year.

            Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

                               Distribution                    Total Annual
                      Advisory and/or Service    Other         Fund Operating
         Share Class  Fees     (12b-1) Fees(/1/) Expenses(/2/) Expenses
         --------------------------------------------------------------------
         Class A      1.00%    0.25%             0.60%         1.85%
         --------------------------------------------------------------------
         Class B      1.00     1.00              0.60          2.60
         --------------------------------------------------------------------
         Class C      1.00     1.00              0.60          2.60
         --------------------------------------------------------------------

            (1) Due to the 12b-1 distribution fee imposed on Class B and Class C shares, Class B or Class C shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.
            (2) Other Expenses reflects a 0.60% Administrative Fee paid by each class, which is subject to a reduction of 0.05% on average daily net assets attributable in the aggregate to the Fund's Class A, B and C shares in excess of $2.5 billion.

            Examples. The Examples are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

                                                                                           Example: Assuming you do not
                      Example: Assuming you redeem your shares at the end of each period   redeem your shares
         Share Class  Year 1           Year 3           Year 5           Year 10           Year 1 Year 3 Year 5 Year 10
         --------------------------------------------------------------------------------------------------------------
         Class A      $728             $1,100           $1,496           $2,600            $728   $1,100 $1,496 $2,600
         --------------------------------------------------------------------------------------------------------------
         Class B       763              1,108            1,580            2,749             263      808  1,380  2,749
         --------------------------------------------------------------------------------------------------------------
         Class C       459                900            1,466            3,005             360      900  1,466  3,005
         --------------------------------------------------------------------------------------------------------------

                                            PIMCO Funds: Multi-Manager Series

            PIMCO Growth Fund

--------------------------------------------------------------------------------
Principal     Investment           Fund Focus             Approximate
Investments   Objective            Larger                 Capitalization
and           Seeks long-term      capitalization         Range
Strategies    growth of            common stocks          At least $5 billion
              capital; income
              is an                Approximate Number     Dividend Frequency
              incidental           of Holdings            At least annually
              consideration        35-50

              Fund Category
              Growth Stocks

            The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of "growth" companies with market capitalizations of at least $5 billion at the time of investment.

             The portfolio manager selects stocks for the Fund using a
            "growth" style. The portfolio manager seeks to identify companies with well-defined "wealth creating" characteristics, including superior earnings growth (relative to companies in the same industry or the market as a whole), high profitability and consistent, predictable earnings. In addition, through fundamental research, the portfolio manager seeks to identify companies that are gaining market share, have superior management and possess a sustainable competitive advantage, such as superior or innovative products, personnel and distribution systems. The Fund looks to sell a stock when the portfolio manager believes that its earnings, market sentiment or relative performance are disappointing or if an alternative investment is more attractive.

             The Fund may also invest to a limited degree in other kinds of equity securities, including preferred stocks and convertible securities. The Fund may invest up to 15% of its assets in foreign securities, except that it may invest without limit in American Depository Receipts (ADRs). The Fund has in the past invested a significant portion of its assets in technology or technology-related companies, although there is no assurance that it will continue to do so in the future.

             In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in high-quality fixed income securities. This would be inconsistent with the Fund's investment objective and principal strategies.

--------------------------------------------------------------------------------
Principal   Among the principal risks of investing in the Fund, which could
Risks       adversely affect its net asset value, yield and total return, are:

           . Market Risk      .Foreign Investment Risk .Focused Investment Risk
           . Issuer Risk      .Currency Risk           .Credit Risk
           . Growth           .Technology Related Risk .Management Risk
             Securities Risk

             Please see "Summary of Principal Risks" following the Fund
            Summaries for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------
Performance The top of the next page shows summary performance information for Information the Fund in a bar chart and an Average Annual Total Returns table.
            The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund's Class C shares, but the returns do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance for Class A, B and C shares in the Average Annual Total Returns table reflects the impact of sales charges.
            For periods prior to the inception of Class A shares (10/26/90)
            and Class B shares (5/23/95), performance information shown in the Average Annual Total Returns table for those classes is based on the performance of the Fund's Class C shares. The prior Class C performance has been adjusted to reflect the actual sales charges, distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class A and B shares. Prior to March 6,
            1999, the Fund had a different sub-adviser and would not
            necessarily have achieved the performance results shown on the next page under its current investment management arrangements.
            Past performance is no guarantee of future results.
  Prospectus
14

            Calendar Year Total Returns -- Class C

                                                            Highest and Lowest
                                                            Quarter Returns
                                                            (for periods shown
                                                            in the bar chart)
                                                            --------------------
                                                            Highest (10/1/99-
                                                            12/31/99)     36.21%
                                                            --------------------
                                                            Lowest (1/1/01-
                                                            3/31/01)     -23.69%

                                    [CHART]

 1992   1993    1994    1995   1996    1997    1998    1999   2000      2001
 ----   ----    ----    ----   ----    ----    ----    ----   ----      ----
 2.08%  9.32%  (0.75)% 27.47% 17.52%  21.84%  38.90%  39.83% (14.86)% (29.59)%

                  Calendar Year End (through 12/31)

            Average Annual Total Returns (for periods ended 12/31/01)

                                                                 Fund Inception
                                        1 Year  5 Years 10 Years (2/24/84)(/3/)
            -------------------------------------------------------------------
         Class A                        -32.95%  6.87%   9.16%   14.11%
            -------------------------------------------------------------------
         Class B                        -33.08%  7.00%   9.20%   14.14%
            -------------------------------------------------------------------
         Class C                        -30.28%  7.24%   8.94%   13.62%
            -------------------------------------------------------------------
         S&P 500 Index(/1/)             -11.87% 10.70%  12.94%   14.92%
            -------------------------------------------------------------------
         Lipper Large-Cap Growth Funds
          Average(/2/)                  -22.94%  8.15%  10.09%   12.45%
            -------------------------------------------------------------------

            (1) The S&P 500 Index is an unmanaged index of large
                capitalization common stocks. It is not possible to invest directly in the index.
            (2) The Lipper Large-Cap Growth Funds Average is a total return performance average of funds tracked by Lipper Analytical Services, Inc. that invest primarily in companies with market capitalizations of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. It does not take into account sales charges.
            (3) The Fund began operations on 2/24/84. Index comparisons begin on 2/29/84.

--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Class A, B or C shares of the Fund:
of the
Fund

            Shareholder Fees (fees paid directly from your investment)

                  Maximum Sales Charge (Load) Imposed              Maximum Contingent Deferred Sales Charge (Load)
                  on Purchases (as a percentage of offering price) (as a percentage of original purchase price)
            ------------------------------------------------------------------------------------------------------
         Class A  5.50%                                            1%(/1/)
            ------------------------------------------------------------------------------------------------------
         Class B  None                                             5%(/2/)
            ------------------------------------------------------------------------------------------------------
         Class C  None                                             1%(/3/)
            ------------------------------------------------------------------------------------------------------

            (1) Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
            (2) The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under "Investment Options--Class A, B and C Shares--Contingent Deferred Sales Charges (CDSCs)--Class B Shares."
            (3) The CDSC on Class C shares is imposed only on shares redeemed in the first year.

            Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

                               Distribution                    Total Annual
                      Advisory and/or Service    Other         Fund Operating
         Share Class  Fees     (12b-1) Fees(/1/) Expenses(/2/) Expenses
            -----------------------------------------------------------------
         Class A      0.50%    0.25%             0.40%         1.15%
            -----------------------------------------------------------------
         Class B      0.50     1.00              0.40          1.90
            -----------------------------------------------------------------
         Class C      0.50     1.00              0.40          1.90
            -----------------------------------------------------------------

            (1) Due to the 12b-1 distribution fee imposed on Class B and Class C shares, Class B or Class C shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.
            (2) Other Expenses reflects a 0.40% Administrative Fee paid by each class, which is subject to a reduction of 0.05% on average daily net assets attributable in the aggregate to the Fund's Class A, B and C shares in excess of $2.5 billion.

            Examples. The Examples are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

                                                                                           Example: Assuming you do not
                      Example: Assuming you redeem your shares at the end of each period   redeem your shares
         Share Class  Year 1           Year 3           Year 5           Year 10           Year 1 Year 3 Year 5 Year 10
            -----------------------------------------------------------------------------------------------------------
         Class A      $661             $895             $1,148           $1,871            $661   $895   $1,148 $1,871
            -----------------------------------------------------------------------------------------------------------
         Class B       693              897              1,226            2,025             193    597    1,026  2,025
            -----------------------------------------------------------------------------------------------------------
         Class C       293              597              1,026            2,222             193    597    1,026  2,222
            -----------------------------------------------------------------------------------------------------------

                                            PIMCO Funds: Multi-Manager Series

            PIMCO Growth & Income Fund

--------------------------------------------------------------------------------
Principal     Investment         Fund Focus             Approximate
Investments   Objective          Medium and large       Capitalization
and           Seeks long-term    capitalization         Range
Strategies    growth of          common stocks          At least $1 billion
              capital;
              current income     Approximate Number     Dividend Frequency
              is a secondary     of Holdings            At least annually
              objective          40-60

              Fund Category
              Blend Stocks

            The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in securities of companies with market capitalizations of at least $1 billion at the time of investment. The Fund may invest up to 75% of its assets in securities selected for their growth potential. The Fund will normally invest at least 25% of its assets in securities selected for their income potential, including dividend-paying common stocks, preferred stocks, corporate bonds, convertible securities and real estate investment trusts (REITs).

             When selecting securities for the Fund's "growth" segment, the portfolio managers seek to identify companies with well-defined "wealth creating" characteristics, including superior earnings growth (relative to companies in the same industry or the market as a whole), high profitability and consistent, predictable earnings. In addition, through fundamental research, the portfolio managers seek to identify companies that are gaining market share, have superior management and possess a sustainable competitive advantage, such as superior or innovative products, personnel and distribution systems. The Fund's portfolio managers may choose to sell a stock in the "growth" segment when they believe that its earnings will be disappointing or that market sentiment on the company will turn negative. The portfolio managers will also consider selling a stock if the company does not meet the managers' estimates on revenues and/or earnings, or if an alternative investment is deemed to be more attractive.

             When selecting securities for the Fund's "Income" segment, the portfolio managers seek to identify companies with strong operating fundamentals that offer potential for capital appreciation and that also have a dividend yield in excess of the yield on the S&P 500 Index. The portfolio managers may replace an "income" security when another security with a similar risk-to-reward profile offers either better potential for capital appreciation or a higher yield than the Fund's current holding. To achieve its income objective, the Fund may also invest to a limited degree in preferred stocks, convertible securities and REITs. The Fund may invest up to 10% of its assets in corporate bonds, which will typically consist of investment grade securities of varying maturities but may also include high yield securities ("junk bonds") rated at least B by Standard & Poor's Rating Services or Moody's Investors Service, Inc. or, if unrated, determined by the Adviser to be of comparable quality.

             The Fund may invest up to 15% of its assets in foreign
            securities, except that it may invest without limit in American Depository Receipts (ADRs). The Fund has in the past invested a significant portion of its assets in technology or technology-related companies, although there is no assurance that it will continue to do so in the future. In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in high-quality fixed income securities. This would be inconsistent with the Fund's investment objective and principal strategies.

--------------------------------------------------------------------------------
Principal   Among the principal risks of investing in the Fund, which could
Risks       adversely affect its net asset value, yield and total return, are:
              . Market Risk          . Liquidity Risk     . Interest Rate
              . Issuer Risk          . Foreign              Risk
              . Growth                 Investment Risk    . High Yield
                Securities           . Currency Risk        Risk
                Risk                 . Focused            . Credit Risk
              . Value                  Investment Risk    . Management
                Securities           . Technology           Risk
                Risk                   Related Risk
              . Smaller
                Company Risk

             Please see "Summary of Principal Risks" following the Fund
            Summaries for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------
Performance The top of the next page shows summary performance information for Information the Fund in a bar chart and an Average Annual Total Returns table.
            The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund's Class A shares, but the returns do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. For the periods prior to the inception of the Fund's Class A shares (7/31/00), performance information shown in the bar chart shows performance of the Fund's Institutional Class shares. Unlike the bar chart, performance for Class A, B, and C shares in the Average Annual Total Returns table reflects the impact of sales charges.
            For the periods prior to the inception of the Fund's Class A, B and C Shares (7/31/00), performance information shown in the
            Average Annual Total Returns table shows performance of the Fund's Institutional Class shares, adjusted to reflect the actual sales charges (loads), distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class A, B and C shares. Although Institutional Class and Class A, B and C shares would have similar annual returns (because all of the Fund's shares represent interests in the same portfolio of securities), Class A, B and C performance would be lower than Institutional
            Class performance because of the lower expenses and no sales charges paid by Institutional Class shares. The performance information on the next page for periods prior to August 1, 2000, reflects the Fund's advisory fee rate in effect prior to that date (0.63% per annum), which is higher than the current rate (0.60%
            per annum). Prior to July 1, 1999, the Fund had a different sub-adviser and would not necessarily have achieved the performance results shown on the next page under its current investment management arrangements. In addition, the Fund changed its investment objective and policies on August 1, 2000; the performance results shown on the next page would not necessarily have been achieved had the Fund's current objective and policies then been in effect. Past performance is no guarantee of future results.
  Prospectus
16

            Calendar Year Total Returns -- Class A

                                                          Highest and Lowest
                                                          Quarter Returns
                                                          (for periods shown
                                                          in the bar chart)
                                                          ---------------------
                                                          Highest (10/1/99-
                                                          12/31/99)      39.99%
                                                          ---------------------
                                                          Lowest (7/1/01-
                                                          9/30/01)      -22.06%

                                    [CHART]

   1995    1996    1997    1998    1999    2000     2001
   ----    ----    ----    ----    ----    ----     ----
  31.20%  16.85%  15.76%  29.38%  51.22%  19.28%  (24.89)%


                 Calendar Year End (through 12/31)

            Average Annual Total Returns (for periods ended 12/31/01)

                                                                Fund Inception
                                        1 Year      5 Years     (12/28/94)(/3/)
            -------------------------------------------------------------------
         Class A                        -29.02%     13.91%      16.63%
            -------------------------------------------------------------------
         Class B                        -29.16%     14.22%      16.71%
            -------------------------------------------------------------------
         Class C                        -26.25%     14.35%      16.71%
            -------------------------------------------------------------------
         S&P Mid-Cap 400 Index(/1/)      -0.62%     16.11%      18.57%
            -------------------------------------------------------------------
         Lipper Large-Cap Core Funds
          Average(/2/)                  -13.77%      8.19%      13.23%
            -------------------------------------------------------------------

            (1) The S&P Mid-Cap 400 Index is an unmanaged index of middle capitalization U.S. stocks. It is not possible to invest directly in the index.
            (2) The Lipper Large-Cap Core Funds Average is a total return performance average of funds tracked by Lipper Analytical Services, Inc. that invest primarily in companies with market capitalizations of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. It does not take into account sales charges.
            (3) The Fund began operations on 12/28/94. Index comparisons begin on 12/31/94.

--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Class A, B or C shares of the Fund:
of the
Fund

            Shareholder Fees (fees paid directly from your investment)

                  Maximum Sales Charge (Load) Imposed              Maximum Contingent Deferred Sales Charge (Load)
                  on Purchases (as a percentage of offering price) (as a percentage of original purchase price)
            ------------------------------------------------------------------------------------------------------
         Class A  5.50%                                            1%(/1/)
            ------------------------------------------------------------------------------------------------------
         Class B  None                                             5%(/2/)
            ------------------------------------------------------------------------------------------------------
         Class C  None                                             1%(/3/)
            ------------------------------------------------------------------------------------------------------

            (1) Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
            (2) The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under "Investment Options--Class A, B and C Shares--Contingent Deferred Sales Charges (CDSCs)--Class B Shares."
            (3) The CDSC on Class C shares is imposed only on shares redeemed in the first year.

            Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

                                Distribution                     Total Annual
                      Advisory  and/or Service     Other         Fund Operating
         Share Class  Fees(/1/) (12b-1) Fees (/2/) Expenses(/3/) Expenses
            -------------------------------------------------------------------
         Class A      0.60%     0.25%              0.50%         1.35%
            -------------------------------------------------------------------
         Class B      0.60      1.00               0.50          2.10
            -------------------------------------------------------------------
         Class C      0.60      1.00               0.50          2.10
            -------------------------------------------------------------------

            (1) On August 1, 2000, the Fund's advisory fee rate decreased by
                0.03% to 0.60% per annum.
            (2) Due to the 12b-1 distribution fee imposed on Class B and Class
                C shares, Class B or Class C shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.
            (3) Other Expenses reflects a 0.50% Administrative Fee paid by each class, which is subject to a reduction of 0.05% on average daily net assets attributable in the aggregate to the Fund's Class A, B and C shares in excess of $2.5 billion.

            Examples. The Examples are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

                      Example: Assuming you redeem your shares at the
                      end of each period                               Example: Assuming you do not redeem your shares
         Share Class  Year 1      Year 3      Year 5      Year 10      Year 1      Year 3      Year 5      Year 10
            ----------------------------------------------------------------------------------------------------------
         Class A      $680        $954        $1,249      $2,085       $680        $954        $1,249      $2,085
            ----------------------------------------------------------------------------------------------------------
         Class B       713         958         1,329       2,237        213         658         1,129       2,237
            ----------------------------------------------------------------------------------------------------------
         Class C       313         658         1,129       2,431        213         658         1,129       2,431
            ----------------------------------------------------------------------------------------------------------

                                          PIMCO Funds: Multi-Manager Series

            PIMCO Healthcare Innovation Fund

--------------------------------------------------------------------------------
Principal     Investment         Fund Focus             Approximate
Investments   Objective          Common stocks of       Capitalization
and           Seeks capital      healthcare-related     Range
Strategies    appreciation       companies              More than $200
                                                        million

              Fund Category      Approximate Number     Dividend Frequency
              Sector-Related     of Holdings            At least annually
              Stocks             30-60

            The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of companies principally engaged in the design, manufacture or sale of new, creative or different, or "innovative," products or services used for or in connection with healthcare or medicine. These companies may (but are not required to) include, for example, pharmaceutical companies, companies involved in biotechnology, medical diagnostic, biochemical or other healthcare research and development, companies involved in the operation of healthcare facilities, and other companies involved in the design, manufacture or sale of healthcare-related products or services such as medical, dental and optical products, hardware or services. Except as indicated above, the Fund is not required to invest exclusively in a particular business sector or industry.

             The portfolio manager selects stocks for the Fund using a
            "growth" style. The portfolio manager seeks to identify healthcare-related companies with well-defined "wealth creating" characteristics, including superior earnings growth (relative to companies in the same industry or the market as a whole), high profitability and consistent, predictable earnings. In addition, through fundamental research, the portfolio manager seeks to identify companies that are gaining market share, have superior management and possess a sustainable competitive advantage, such as superior or innovative products, personnel and distribution systems. The Fund looks to sell a stock when the portfolio manager believes that earnings or market sentiment are disappointing, if the company does not meet or exceed consensus estimates on revenues and/or earnings or if an alternative investment is more attractive.

            Although the Fund invests principally in common stocks, the Fund may also invest in other types of equity securities, including preferred stocks and convertible securities. The Fund may invest to a significant degree in the securities of smaller-capitalization companies and in securities issued in initial public offerings ("IPOs"). The Fund may invest up to 15% of its assets in foreign securities, except that it may invest without limit in American Depository Receipts (ADRs).

            In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in high-quality fixed income securities. This would be inconsistent with the Fund's investment objective and principal strategies.

--------------------------------------------------------------------------------
Principal   Among the principal risks of investing in the Fund, which could
Risks       adversely affect its net asset value, yield and total return, are:

              . Market               . IPO Risk              . Leveraging
                Risk                 . Liquidity               Risk
              . Issuer                 Risk                  . Credit
                Risk                 . Foreign                 Risk
              . Healthcare             Investment Risk       . Management
                Related Risk         . Currency Risk           Risk
              . Growth               . Focused
                Securities Risk        Investment Risk
              . Smaller
                Company Risk

             Please see "Summary of Principal Risks" following the Fund
            Summaries for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------
Performance The top of the next page shows summary performance information for Information the Fund in a bar chart and an Average Annual Total Returns table.
            The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart (including the information to its right) shows performance of the Fund's Class A shares, but the returns do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance for Class A, B, and C shares in the Average Annual Total Returns table reflects the impact of sales charges. Past performance is no guarantee of future results.
  Prospectus
18

            Calendar Year Total Returns -- Class A



                                                             Highest and
                                                             Lowest Quarter
                                                             Returns
                                                             (for periods
                                                             shown in the bar
                                                             chart)
                                                             ------------------
                                                             Highest (10/1/01-
                                                             12/31/01    19.04%)
                                                             ------------------
                                                             Lowest (1/1/01-
                                                             3/31/01    -22.74%)
                  Calendar Year End (through 12/31)
         [CHART]

           2001
           ----
         (16.62)%


            Average Annual Total Returns (for periods ended 12/31/01)

                                                                 Fund Inception
                                                         1 Year  (6/30/00)(/3/)
            -------------------------------------------------------------------
         Class A                                         -21.21% -2.22%
            -------------------------------------------------------------------
         Class B                                         -21.30% -1.60%
            -------------------------------------------------------------------
         Class C                                         -17.89%  0.88%
            -------------------------------------------------------------------
         S&P Healthcare Index(/1/)                       -1.57%   7.40%
            -------------------------------------------------------------------
         Lipper Health/Biotechnology Funds Average(/2/)  -12.75% -3.09%
            -------------------------------------------------------------------

            -------------------------------------------------------------------
            (1) The S&P Healthcare Index is a capitalization-weighted index that measures the performance of the diversified healthcare sector of the Standard & Poor's Index. It is not possible to invest directly in the index.
            (2) The Lipper Health/Biotechnology Funds Average is a total return performance average of funds tracked by Lipper Analytical Services, Inc. that normally invest at least 65% of their equity portfolio in shares of companies engaged in healthcare, medicine, and biotechnology. It does not take into account sales charges.
            (3) The Fund began operations on 6/30/00. Index comparisons begin on 6/30/00.

--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Class A, B or C shares of the Fund:
of the
Fund

            Shareholder Fees (fees paid directly from your investment)

                  Maximum Sales Charge (Load) Imposed              Maximum Contingent Deferred Sales Charge (Load)
                  on Purchases (as a percentage of offering price) (as a percentage of original purchase price)
            ------------------------------------------------------------------------------------------------------
         Class A  5.50%                                            1%(/1/)
            ------------------------------------------------------------------------------------------------------
         Class B  None                                             5%(/2/)
            ------------------------------------------------------------------------------------------------------
         Class C  None                                             1%(/3/)
            ------------------------------------------------------------------------------------------------------

            (1) Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
            (2) The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under "Investment Options--Class A, B and C Shares--Contingent Deferred Sales Charges (CDSCs)--Class B Shares."
            (3) The CDSC on Class C shares is imposed only on shares redeemed in the first year.

            Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

                                Distribution                    Total Annual
                       Advisory and/or Service    Other         Fund Operating
         Share Class   Fees     (12b-1) Fees(/1/) Expenses(/2/) Expenses
            ------------------------------------------------------------------
         Class A       0.70%    0.25%             0.50%         1.45%
            ------------------------------------------------------------------
         Class B       0.70     1.00              0.50          2.20
            ------------------------------------------------------------------
         Class C       0.70     1.00              0.50          2.20
            ------------------------------------------------------------------

            (1) Due to the 12b-1 distribution fee imposed on Class B and Class
                C shares, a Class B or Class C shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.
            (2) Other Expenses is based on estimated amounts for the current fiscal year and reflects a 0.50% Administrative Fee paid by each class, which is subject to a reduction of 0.05% on average daily net assets attributable in the aggregate to the Fund's Class A, B and C shares in excess of $2.5 billion.

            Examples. The Examples are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

                      Example: Assuming you redeem
                      your shares at the end of
                      each period                  Example: Assuming you do not redeem your shares
         Share Class  Year 1 Year 3 Year 5 Year 10 Year 1          Year 3          Year 5          Year 10
            ----------------------------------------------------------------------------------------------
         Class A      $689   $983   $1,299 $2,190  $689            $983            $1,299          $2,190
            ----------------------------------------------------------------------------------------------
         Class B       723    988    1,380  2,342   223             688             1,180           2,342
            ----------------------------------------------------------------------------------------------
         Class C       323    688    1,180  2,534   223             688             1,180           2,534
            ----------------------------------------------------------------------------------------------

                                            PIMCO Funds: Multi-Manager Series

            PIMCO Innovation Fund

--------------------------------------------------------------------------------
Principal     Investment           Fund Focus             Approximate
Investments   Objective            Common stocks of       Capitalization
and           Seeks capital        technology-related     Range
Strategies    appreciation;        companies              More than $200
              no                                          million
              consideration        Approximate Number
              is given to          of Holdings            Dividend Frequency
              income               40-60                  At least annually

              Fund
              Category
              Sector-Related
              Stocks

            The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of companies which utilize new, creative or different, or "innovative," technologies to gain a strategic competitive advantage in their industry, as well as companies that provide and service those technologies. The Fund identifies its investment universe of technology-related companies primarily by reference to classifications made by independent firms, such as Standard & Poor's (for example, companies classified as "Information Technology" companies), and by identifying companies that derive a substantial portion of their revenues from the manufacture, sale and/or service of technological products. Although the Fund emphasizes companies which utilize technologies, it is not required to invest exclusively in companies in a particular business sector or industry.

             The portfolio manager selects stocks for the Fund using a
            "growth" style. The portfolio manager seeks to identify technology-related companies with well-defined "wealth creating" characteristics, including superior earnings growth (relative to companies in the same industry or the market as a whole), high profitability and consistent, predictable earnings. In addition, through fundamental research, the portfolio manager seeks to identify companies that are gaining market share, have superior management and possess a sustainable competitive advantage, such as superior or innovative products, personnel and distribution systems. The Fund looks to sell a stock when the portfolio manager believes that earnings or market sentiment is disappointing, if the company does not meet or exceed consensus estimates on revenues and/or earnings or if an alternative investment is more attractive.

             Although the Fund invests principally in common stocks, the Fund may also invest in other kinds of equity securities, including preferred stocks and convertible securities. The Fund may invest a substantial portion of its assets in the securities of smaller capitalization companies. The Fund may invest up to 15% of its assets in foreign securities, except that it may invest without limit in American Depository Receipts (ADRs). In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in high-quality fixed income securities. This would be inconsistent with the Fund's investment objective and principal strategies.

--------------------------------------------------------------------------------
Principal   Among the principal risks of investing in the Fund, which could
Risks       adversely affect its net asset value, yield and total return, are:

           .  Market Risk         . Smaller Company Risk    . Currency Risk
           .  Issuer Risk         . Liquidity Risk          . Credit Risk
           .  Focused Investment
              Risk                . Foreign Investment Risk . Management Risk
           .  Growth Securities
              Risk                . Technology Related Risk

             Please see "Summary of Principal Risks" following the Fund
            Summaries for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------
Performance The top of the next page shows summary performance information for Information the Fund in a bar chart and an Average Annual Total Returns table.
            The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund's Class A shares, but the returns do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance for Class A, B and C shares in the Average Annual Total Returns table reflects the impact of sales charges.
            For periods prior to the inception of Class B shares (5/22/95), performance information shown in the Average Annual Total Returns table for that class is based on the performance of the Fund's
            Class A shares. The prior Class A performance has been adjusted to reflect the actual sales charges, distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class
            B shares. Prior to March 6, 1999, the Fund had a different sub-adviser and would not necessarily have achieved the performance results shown on the next page under its current investment management arrangements. Past performance is no guarantee of future results.
  Prospectus
20

            Calendar Year Total Returns -- Class A



                                                             Highest and
                                                             Lowest Quarter
                                                             Returns
                                                             (for periods
                                                             shown in the bar
                                                             chart)
                                                             ------------------
                                                             Highest (10/1/99-
                                                             12/31/99)   80.12%
                                                             ------------------
                                                             Lowest (7/1/01-
                                                             9/30/01)   -46.31%

                                                [CHART]

               1995    1996    1997    1998    1999      2000      2001
               ----    ----    ----    ----    ----      ----      ----
              45.33%  23.60%   9.03%  79.41%  139.40%  (28.82)%  (45.08)%

                  Calendar Year End (through 12/31)

            Average Annual Total Returns (for periods ended 12/31/01)

                                                                          Fund Inception
                                                          1 Year  5 Years (12/22/94)(/3/)
         --------------------------------------------------------------------------------
         Class A                                          -48.10% 11.58%  17.48%
         --------------------------------------------------------------------------------
         Class B                                          -48.22% 11.82%  17.60%
         --------------------------------------------------------------------------------
         Class C                                          -46.04% 12.07%  17.60%
         --------------------------------------------------------------------------------
         S&P 500 Index(/1/)                               -11.87% 10.70%  15.92%
         --------------------------------------------------------------------------------
         Lipper Science and Technology Fund Average(/2/)  -37.55%  9.36%  14.08%
         --------------------------------------------------------------------------------

            (1) The S&P 500 Index is an unmanaged index of large
                capitalization common stocks. It is not possible to invest directly in the index.
            (2) The Lipper Science and Technology Fund Average is a total return performance average of funds tracked by Lipper Analytical Services, Inc. that invest at least 65% of their assets in science and technology stocks. It does not take into account sales charges.
            (3) The Fund began operations on 12/22/94. Index comparisons begin on 12/31/94.

--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Class A, B or C shares of the Fund:
of the
Fund

            Shareholder Fees (fees paid directly from your investment)

                  Maximum Sales Charge (Load) Imposed              Maximum Contingent Deferred Sales Charge (Load)
                  on Purchases (as a percentage of offering price) (as a percentage of original purchase price)
         ---------------------------------------------------------------------------------------------------------
         Class A  5.50%                                            1%(/1/)
         ---------------------------------------------------------------------------------------------------------
         Class B  None                                             5%(/2/)
         ---------------------------------------------------------------------------------------------------------
         Class C  None                                             1%(/3/)
         ---------------------------------------------------------------------------------------------------------

            (1) Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
            (2) The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under "Investment Options--Class A, B and C Shares--Contingent Deferred Sales Charges (CDSCs)--Class B Shares."
            (3) The CDSC on Class C shares is imposed only on shares redeemed in the first year.

            Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

                               Distribution                    Total Annual
                      Advisory and/or Service    Other         Fund Operating
         Share Class  Fees     (12b-1) Fees(/1/) Expenses(/2/) Expenses
         --------------------------------------------------------------------
         Class A      0.65%    0.25%             0.40%         1.30%
         --------------------------------------------------------------------
         Class B      0.65     1.00              0.40          2.05
         --------------------------------------------------------------------
         Class C      0.65     1.00              0.40          2.05
         --------------------------------------------------------------------

            (1) Due to the 12b-1 distribution fee imposed on Class B and Class
                C shares, Class B or Class C shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.
            (2) Other Expenses reflects a 0.40% Administrative Fee paid by each class, which is subject to a reduction of 0.05% on average daily net assets attributable in the aggregate to the Fund's Class A, B and C shares in excess of $2.5 billion.

            Examples. The Examples are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

                                                                                       Example: Assuming you do not
                  Example: Assuming you redeem your shares at the end of each period   redeem your shares
                  Year 1           Year 3           Year 5           Year 10           Year 1 Year 3 Year 5 Year 10
         ----------------------------------------------------------------------------------------------------------
         Class A  $675             $939             $1,224           $2,032            $675   $939   $1,224 $2,032
         ----------------------------------------------------------------------------------------------------------
         Class B   708              943              1,303            2,184             208    643    1,103  2,184
         ----------------------------------------------------------------------------------------------------------
         Class C   308              643              1,103            2,379             208    643    1,103  2,379
         ----------------------------------------------------------------------------------------------------------

                                            PIMCO Funds: Multi-Manager Series

            PIMCO Mid-Cap Fund

--------------------------------------------------------------------------------
Principal     Investment           Fund Focus             Approximate
Investments   Objective            Medium                 Capitalization
and           Seeks growth of      capitalization         Range
Strategies    capital              common stocks          More than $500
                                                          million (excluding
              Fund                 Approximate Number     the largest 200
              Category             of Holdings            companies)
              Blend Stocks         60-100
                                                          Dividend Frequency
                                                          At least annually

            The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of companies with medium market capitalizations that have improving fundamentals (based on growth criteria) and whose stock is reasonably valued by the market (based on value criteria).

             In making investment decisions for the Fund, the portfolio management team considers companies in the U.S. market with market capitalizations of more than $500 million, but excluding the 200 largest capitalization companies. The team screens the stocks in this universe for a series of growth criteria, such as dividend growth, earnings growth, relative growth of earnings over time (earnings momentum) and the company's history of meeting earnings targets (earnings surprise), and also value criteria, such as price-to-earnings, price-to-book and price-to-cash flow ratios. The team then selects individual stocks by subjecting the top 10% of the stocks in the screened universe to a rigorous analysis of company factors, such as strength of management, competitive industry position, and business prospects, and financial statement data, such as earnings, cash flows and profitability. The team may interview company management in making investment decisions. The Fund's capitalization criteria applies at the time of investment.

             The portfolio management team rescreens the universe frequently and seeks to consistently achieve a favorable balance of growth and value characteristics for the Fund. The team looks to sell a stock when it has negative earnings surprises, or shows poor price performance relative to all stocks in the Fund's capitalization range or to companies in the same business sector. A stock may also be sold if its weighting in the portfolio becomes excessive (normally above 2% of the Fund's investments).

             The Fund intends to be fully invested in common stock (aside from certain cash management practices) and will not make defensive investments in response to unfavorable market and other conditions.

--------------------------------------------------------------------------------
Principal   Among the principal risks of investing in the Fund, which could
Risks       adversely affect its net asset value, yield and total return, are:

           .  Market Risk  . Growth Securities Risk . Focused Investment Risk
           .  Issuer Risk  . Smaller Company Risk   . Credit Risk
           .  Value        . Liquidity Risk         . Management Risk
              Securities
              Risk

             Please see "Summary of Principal Risks" following the Fund
            Summaries for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------
Performance The top of the next page shows summary performance information for Information the Fund in a bar chart and an Average Annual Total Returns table.
            The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund's Class A shares, but the returns do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance for Class A, B and C shares in the Average Annual Total Returns table reflects the impact of sales charges.
            For periods prior to the inception of Class A, B and C shares (1/13/97), performance information shown in the bar chart and tables for those classes is based on the performance of the Fund's Institutional Class shares, which are offered in a different prospectus. The prior Institutional Class performance has been adjusted to reflect the actual sales charges (in the Average
            Annual Total Returns table only), distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class A, B and C shares. Past performance is no guarantee of future results.
  Prospectus
22

            Calendar Year Total Returns -- Class A

                                                            Highest and Lowest
                                                            Quarter Returns
                                                            (for periods shown
                                                            in the bar chart)
                                                            --------------------
                                                            Highest (1/1/00-
                                                            3/31/00)      23.65%
                                                            --------------------
                                                            Lowest (7/1/98-
                                                            9/30/98)     -14.50%

                                    [CHART]

 1992    1993    1994     1995    1996    1997    1998    1999    2000    2001
 ----    ----    ----     ----    ----    ----    ----    ----    ----    ----
 8.75%  15.32%  (2.75)%  36.76%  22.87%  33.62%   7.46%  12.54%  27.94% (19.68)%

                  Calendar Year End (through 12/31)

            Average Annual Total Returns (for periods ended 12/31/01)

                                                              Fund Inception
                                     1 Year  5 Years 10 Years (8/26/91)(/3/)
            ----------------------------------------------------------------
         Class A                     -24.10%  9.43%  12.39%   13.27%
            ----------------------------------------------------------------
         Class B                     -24.24%  9.58%  12.45%   13.33%
            ----------------------------------------------------------------
         Class C                     -21.05%  9.86%  12.19%   13.05%
            ----------------------------------------------------------------
         Russell Mid-Cap Index(/1/)   -5.62% 11.40%  13.58%   13.98%
            ----------------------------------------------------------------
         Lipper Mid-Cap Core Funds
          Average(/2/)                -3.63% 11.62%  12.98%   13.50%
            ----------------------------------------------------------------

            (1) The Russell Mid-Cap Index is an unmanaged index of middle capitalization U.S. stocks. It is not possible to invest directly in the index.
            (2) The Lipper Mid-Cap Core Funds Average is a total return performance average of funds tracked by Lipper Analytical Services, Inc. that invest primarily in companies with market capitalizations of less than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. It does not take into account sales charges.
            (3) The Fund began operations on 8/26/91. Index comparisons begin on 8/31/91.

--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Class A, B or C shares of the Fund:
of the
Fund

            Shareholder Fees (fees paid directly from your investment)

                  Maximum Sales Charge (Load) Imposed              Maximum Contingent Deferred Sales Charge (Load)
                  on Purchases (as a percentage of offering price) (as a percentage of original purchase price)
            ------------------------------------------------------------------------------------------------------
         Class A  5.50%                                            1%(/1/)
            ------------------------------------------------------------------------------------------------------
         Class B  None                                             5%(/2/)
            ------------------------------------------------------------------------------------------------------
         Class C  None                                             1%(/3/)
            ------------------------------------------------------------------------------------------------------

            (1) Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
            (2) The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under "Investment Options--Class A, B and C Shares--Contingent Deferred Sales Charges (CDSCs)--Class B Shares."
            (3) The CDSC on Class C shares is imposed only on shares redeemed in the first year.

            Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

                               Distribution                    Total Annual
                      Advisory and/or Service    Other         Fund Operating
         Share Class  Fees     (12b-1) Fees(/1/) Expenses(/2/) Expenses
            -----------------------------------------------------------------
         Class A      0.45%    0.25%             0.40%         1.10%
            -----------------------------------------------------------------
         Class B      0.45     1.00              0.40          1.85
            -----------------------------------------------------------------
         Class C      0.45     1.00              0.40          1.85
            -----------------------------------------------------------------

            (1) Due to the 12b-1 distribution fee imposed on Class B and Class
                C shares, Class B or Class C shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.
            (2) Other Expenses reflects a 0.40% Administrative Fee paid by each class, which is subject to a reduction of 0.05% on average daily net assets attributable in the aggregate to the Fund's Class A, B and C shares in excess of $2.5 billion.

            Examples. The Examples are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

                                                                                           Example: Assuming you do not
                      Example: Assuming you redeem your shares at the end of each period   redeem your shares
         Share Class  Year 1           Year 3           Year 5           Year 10           Year 1 Year 3 Year 5 Year 10
            -----------------------------------------------------------------------------------------------------------
         Class A      $656             $880             $1,123           $1,816            $656   $880   $1,123 $1,816
            -----------------------------------------------------------------------------------------------------------
         Class B       688              882              1,201            1,971             188    582    1,001  1,971
            -----------------------------------------------------------------------------------------------------------
         Class C       288              582              1,001            2,169             188    582    1,001  2,169
            -----------------------------------------------------------------------------------------------------------

                                            PIMCO Funds: Multi-Manager Series

            PIMCO Opportunity Fund

--------------------------------------------------------------------------------
Principal     Investment           Fund Focus             Approximate
Investments   Objective            Smaller                Capitalization Range
and           Seeks capital        capitalization         Between $100
Strategies    appreciation;        common stocks          million and $2
              no                                          billion
              consideration        Approximate Number
              is given to          of Holdings            Dividend Frequency
              income               80-120                 At least annually

              Fund Category
              Growth Stocks

            The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of "growth" companies with market capitalizations of between $100 million and $2 billion at the time of investment.

             The portfolio manager's investment process focuses on bottom-up, fundamental analysis. The portfolio manager seeks companies with strong earnings growth, with a particular focus on companies that may deliver surprisingly strong growth. Through extensive, in-depth proprietary research, the portfolio manager searches for non-consensus information regarding the growth prospects for small-capitalization companies. The investment process includes both quantitative and qualitative analysis aimed at identifying candidate securities. The portfolio manager generates investment ideas from numerous sources, including proprietary research Wall Street research, investment publications, and quantitative data. Once a potential investment is identified, the portfolio manager conducts a quantitative analysis to determine if the stock is reasonably priced with respect to its peer group on a historical and current basis. Then fundamental research is conducted, focusing on a review of financial statements and third-party research. The portfolio manager may interview company management, competitors and other industry experts to gauge the company's business model, future prospects and financial outlook. For new investments, the portfolio manager generally begins with making a relatively small investment in a company, which may be increased based upon potential upside performance and conviction in the company. Industry weightings are periodically evaluated versus the benchmark; the portfolio manager may trim positions in industries with a 50% overweight. The portfolio manager seeks to diversify the portfolio among different industries.

             The Fund may invest to a limited degree in other kinds of equity securities, including preferred stocks and convertible securities. The Fund may invest up to 15% of its assets in foreign securities, except that it may invest without limit in American Depository Receipts (ADRs). The Fund may invest a substantial portion of its assets in the securities of smaller capitalization companies and securities issued in initial public offerings (IPOs). The Fund has in the past invested a significant portion of its assets in technology or technology-related companies, although there is no assurance that it will continue to do so in the future. In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in high-quality fixed income securities. This would be inconsistent with the Fund's investment objective and principal strategies.

--------------------------------------------------------------------------------
Principal   Among the principal risks of investing in the Fund, which could
Risks       adversely affect its net asset value, yield and total return, are:

              . Market Risk             . IPO Risk                 . Technology Related Risk
              . Issuer Risk             . Liquidity Risk           . Focused Investment Risk
              . Growth Securities Risk  . Foreign Investment Risk  . Credit Risk
              . Smaller Company Risk    . Currency Risk            . Management Risk

             Please see "Summary of Principal Risks" following the Fund
            Summaries for a description of these and other risks of investing in the Fund.


--------------------------------------------------------------------------------
Performance The top of the next page shows summary performance information for Information the Fund in a bar chart and an Average Annual Total Returns table.
            The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund's Class C shares, but the returns do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance for Class A, B and C shares in the Average Annual Total Returns table reflects the impact of sales charges.
            For periods prior to the inception of Class A (12/17/90) and Class
            B shares (4/1/99), performance information shown in the Average Annual Total Returns table for those classes is based on the performance of the Fund's Class C shares. The prior Class C performance has been adjusted to reflect the actual sales charges, distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class A and B shares. Prior to March 6,
            1999, the Fund had a different sub-adviser and would not
            necessarily have achieved the performance results shown on the next page under its current investment management arrangements.
            Past performance is no guarantee of future results.
  Prospectus
24

            Calendar Year Total Returns -- Class C

                                                            Highest and Lowest
                                                            Quarter Returns
                                                            (for periods shown
                                                            in the bar chart)
                                                            --------------------
                                                            Highest (10/01/99-
                                                            12/31/99)     45.70%
                                                            --------------------
                                                            Lowest (7/1/01-
                                                            9/30/01)     -31.08%

                                    [CHART]

  1992    1993   1994     1995    1996   1997    1998    1999    2000    2001
  ----    ----   ----     ----    ----   ----    ----    ----    ----    ----
 28.46%  36.16% (4.74)%  41.53%  11.54% (4.75)%  1.29%  63.99% (14.35)% (17.94)%

                  Calendar Year End (through 12/31)

            Average Annual Total Returns (for periods ended 12/31/01)

                                                                  Fund Inception
                                          1 Year 5 Years 10 Years (2/24/84)(/3/)
            --------------------------------------------------------------------
         Class A                         -21.86%   1.73% 11.53%   14.84%
            --------------------------------------------------------------------
         Class B                         -22.04%   1.97% 11.58%   14.86%
            --------------------------------------------------------------------
         Class C                         -18.76%   2.15% 11.33%   14.36%
            --------------------------------------------------------------------
         Russell 2000 Growth Index(/1/)   -9.23%   2.87%  7.19%    8.30%
            --------------------------------------------------------------------
         Lipper Small-Cap Growth
          Funds Average(/2/)             -10.79%   8.51% 11.17%   11.29%
            --------------------------------------------------------------------

            (1) The Russell 2000 Growth Index is a capitalization weighted broad based index of 2,000 small capitalization U.S. stocks considered to have a greater than average growth orientation. It is not possible to invest directly in the index. The Russell 2000 Growth Index replaced the Russell 2000 Index
                (a capitalization weighted broad based index of 2000 small capitalization U.S. stocks) as the Fund's comparative index because PIMCO Advisors believes the Russell 2000 Growth Index is more representative of the Fund's investment strategies. For the periods ended December 31, 2001, the 1 Year, 5 Years, 10 Years and Fund Inception average annual total returns of the Russell 2000 Index were 2.49%, 7.52%, 11.51% and 15.98%, respectively.
            (2) The Lipper Small-Cap Growth Funds Average is a total return performance average of funds tracked by Lipper Analytical Services, Inc. that invest primarily in companies with market capitalizations of less than 250% of the dollar-weighted median market capitalization of the S&P Small-Cap 600 Index. It does not take into account sales charges.
            (3) The Fund began operations on 2/24/84. Index comparisons begin on 2/29/84.

--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Class A, B or C shares of the Fund:
of the
Fund

            Shareholder Fees (fees paid directly from your investment)

                  Maximum Sales Charge (Load) Imposed              Maximum Contingent Deferred Sales Charge (Load)
                  on Purchases (as a percentage of offering price) (as a percentage of original purchase price)
            ------------------------------------------------------------------------------------------------------
         Class A  5.50%                                            1%(/1/)
            ------------------------------------------------------------------------------------------------------
         Class B  None                                             5%(/2/)
            ------------------------------------------------------------------------------------------------------
         Class C  None                                             1%(/3/)
            ------------------------------------------------------------------------------------------------------

            (1) Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
            (2) The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under "Investment Options--Class A, B and C Shares--Contingent Deferred Sales Charges (CDSCs)--Class B Shares."
            (3) The CDSC on Class C shares is imposed only on shares redeemed in the first year.

            Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

                               Distribution                    Total Annual
                      Advisory and/or Service    Other         Fund Operating
         Share Class  Fees     (12b-1) Fees(/1/) Expenses(/2/) Expenses
            -----------------------------------------------------------------
         Class A      0.65%    0.25%             0.40%         1.30%
            -----------------------------------------------------------------
         Class B      0.65     1.00              0.40          2.05
            -----------------------------------------------------------------
         Class C      0.65     1.00              0.40          2.05
            -----------------------------------------------------------------

            (1) Due to the 12b-1 distribution fee imposed on Class B and Class
                C shares, Class B or Class C shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.
            (2) Other Expenses reflects a 0.40% Administrative Fee paid by each class, which is subject to a reduction of 0.05% on average daily net assets attributable in the aggregate to the Fund's Class A, B and C shares in excess of $2.5 billion.

            Examples. The Examples are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

                                                                                           Example: Assuming you do not
                      Example: Assuming you redeem your shares at the end of each period   redeem your shares

         Share Class  Year 1           Year 3           Year 5           Year 10           Year 1 Year 3 Year 5 Year 10
            -----------------------------------------------------------------------------------------------------------
         Class A      $675             $939             $1,224           $2,032            $675   $939   $1,224 $2,032
            -----------------------------------------------------------------------------------------------------------
         Class B       708              943              1,303            2,184             208    643    1,103  2,184
            -----------------------------------------------------------------------------------------------------------
         Class C       308              643              1,103            2,379             208    643    1,103  2,379
            -----------------------------------------------------------------------------------------------------------

                                            PIMCO Funds: Multi-Manager Series

            PIMCO RCM Biotechnology Fund

--------------------------------------------------------------------------------

Principal     Investment           Fund Focus             Approximate
Investments   Objective            Equity securities of   Capitalization
and           Seeks long-term      companies in the       Range
Strategies    capital              biotechnology          All capitalizations
              appreciation         industry

              Fund Category        Approximate Number     Dividend Frequency
              Sector Related       of Holdings            At least annually
              Stocks               30-70

            The Fund seeks to achieve its investment objective by investing at least 65% of its assets in equity securities of companies in the biotechnology industry. Although there is no limitation on the market capitalizations of companies in which the Fund will invest, the Fund does not intend to invest more than 15% of its assets in biotechnology companies with market capitalizations below $100 million (as measured at the time of purchase). While the Fund currently expects that the majority of its investments will be in companies organized or headquartered in the United States, it may invest up to 25% of its assets in foreign securities and up to 15% of its assets in companies organized or headquartered in emerging market countries (but no more than 10% in any one non-U.S. or emerging market country). The Fund may invest a substantial portion of its assets in securities issued in initial public offerings (IPOs).

             Biotechnology companies engage in the research, development, provision and/or manufacture of biotechnological products, services and processes. Such companies often employ genetic engineering to develop new drugs and apply new and innovative processes to discover and develop diagnostic and therapeutic products and services. The biotechnology industry currently includes pharmaceutical, biochemical, medical/surgical, human healthcare, and agricultural and industrial-oriented companies. Because of the rapid developments in the biotechnology industry, over time, companies with new and different products and focuses will likely be included in the industry. In analyzing specific companies for possible investment, the portfolio management team ordinarily looks for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; and differentiated or superior products and services and a steady stream of new products and services. Investments are not restricted to companies with a record of dividend payments. The American Stock Exchange Biotechnology Index, the NASDAQ Biotechnology Index and the Russell 2000 Index are the Fund's performance benchmarks. The portfolio management team bases its security selection on the relative investment merits of each company and industry and will not seek to duplicate the sector or stock allocations of the Fund's benchmarks. The Fund is "non-diversified,' which means that it invests in a relatively small number of issuers.

             In addition to traditional research activities, the portfolio management team uses GrassrootsSM Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a "second look" at potential investments and checks marketplace assumptions about market demand for particular products and services. The Fund may utilize foreign currency exchange contracts, options and other derivatives instruments (such as forward currency exchange contracts and stock index futures contracts) primarily for risk management or hedging purposes. The portfolio management team sells securities as it deems appropriate in accordance with sound investment practices and the Fund's investment objectives and as necessary for redemption purposes.

             In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in investment-grade debt securities. This would be inconsistent with the Fund's investment objective and principal strategies.

--------------------------------------------------------------------------------
Principal
Risks
            Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

             . Market Risk             . Liquidity Risk        . Foreign (non-U.S.)     . Focused Investment Risk
             . Issuer Risk             . Derivatives Risk        Investment Risk        . Turnover Risk
             . Growth Securities Risk  . Sector Specific Risk  . Emerging Markets Risk  . Credit Risk
             . Smaller Company Risk    . IPO Risk              . Currency Risk          . Management Risk

            Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

  Prospectus
26

--------------------------------------------------------------------------------
Performance The Fund reorganized on February 1, 2002 when shares of a Information corresponding fund of Dresdner RCM Global Funds, Inc. (the "DRCM
            Fund") were exchanged for shares of the Fund. The following bar chart and Average Annual Total Returns table show summary performance information for the DRCM Fund. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the DRCM Fund from year to year and by showing how the DRCM Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund's Class D shares, which are offered in a different prospectus. This is because the Fund did not offer A, B or C shares during the periods shown. For the periods prior to the inception of the Fund's Class A, B and C shares (2/5/02), performance information shown in the Average
            Annual Total Returns table shows performance of the Fund's Class D shares, adjusted to reflect the actual sales charges, distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class A, B and C shares. Although Class D and
            Class A, B and C shares would have similar annual returns (because all of the Fund's shares represent interests in the same portfolio of securities), Class A, B and C performance would be lower than Class D performance because of the lower expenses and no sales charges paid by Class D shares. The investment objective, and investment strategies and policies of the Fund are substantially similar to those of the DRCM Fund, which also was managed by the same portfolio management team as the Fund. Past performance is no guarantee of future results.

            Calendar Year Total Returns -- Class D


                                                            Highest and Lowest
                                                            Quarter Returns
                                                            (for periods shown
                                                            in the bar chart)
                                                            --------------------
                                                            Highest (10/1/99-
                                                            12/31/99)   65.41%
                                                            --------------------
                                                            Lowest (1/1/01-
                                                            3/31/01)   -34.52%

                                    [CHART]

 1998      1999     2000      2001
 ----      ----     ----      ----
(17.76)%  111.39%  81.93%   (24.68)%

                   Calendar Year End (through 12/31)
            Average Annual Total Returns (for periods ended 12/31/01)

                                                                 Fund inception
                                                         1 Year  (12/30/97)(/5/)
            --------------------------------------------------------------------
         Class D                                         -24.68% 35.87%
            --------------------------------------------------------------------
         Class A                                         -28.90% 33.83%
            --------------------------------------------------------------------
         Class B                                         -29.07% 34.53%
            --------------------------------------------------------------------
         Class C                                         -26.09% 34.73%
            --------------------------------------------------------------------
         AMEX Biotech Index(/1/)                          -8.47% 37.61%
            --------------------------------------------------------------------
         NASDAQ Biotech Index(/2/)                       -16.23% 32.13%
            --------------------------------------------------------------------
         Russell 2000 Index(/3/)                           2.48%  4.94%
            --------------------------------------------------------------------
         Lipper Health/Biotechnology Funds Average(/1/)  -12.75% 15.42%
            --------------------------------------------------------------------

            (1) The AMEX Biotech Index is an equal-dollar weighted index designed to measure the performance of a cross-section of issuers in the biotechnology industry that are primarily involved in the use of biological processes to develop products or provide services. It is not possible to invest directly in the index.
            (2) The NASDAQ Biotechnology Index represents the largest and most actively traded NASDAQ biotechnology stocks and includes companies that are primarily engaged in using biomedical research for the discovery or development of novel treatments or cures for human diseases. It is a capitalization weighted index. It is not possible to invest directly in the index.
            (3) The Russell 2000 Small Stock Index is an unmanaged index of the 2000 smallest securities in the Russell 3000 index, representing approximately 7% of the Russell 3000 Index, and considered to be representative of the small-capitalization market. It is not possible to invest directly in the index.
            (4) The Lipper Health/Biotechnology Funds Average is a total return performance average of funds tracked by Lipper, Inc. that normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indices. It does not take into account sales charges.
            (5) The Fund began operations on 12/30/97. Index comparisons begin on 12/30/97.

                                            PIMCO Funds: Multi-Manager Series

--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Class A, B or C shares of the Fund:
of the
Fund

            Shareholder Fees (fees paid directly from your investment)

                  Maximum Sales Charge (Load) Imposed              Maximum Contingent Deferred Sales Charge (Load)
                  on Purchases (as a percentage of offering price) (as a percentage of original purchase price)
            ------------------------------------------------------------------------------------------------------
         Class A  5.50%                                            1%(/1/)
            ------------------------------------------------------------------------------------------------------
         Class B  None                                             5%(/2/)
            ------------------------------------------------------------------------------------------------------
         Class C  None                                             1%(/3/)
            ------------------------------------------------------------------------------------------------------

            (1) Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
            (2) The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under "Investment Options--Class A, B and C Shares--Contingent Deferred Sales Charges (CDSCs)--Class B Shares."
            (3) The CDSC on Class C shares is imposed only on shares redeemed in the first year.

            Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

                               Distribution                    Total Annual
                      Advisory And/or Service    Other         Fund Operating
         Share Class  Fees     (12b-1) Fees(/1/) Expenses(/2/) Expenses
            -----------------------------------------------------------------
         Class A      0.90%    0.25%             0.45%         1.60%
            -----------------------------------------------------------------
         Class B      0.90     1.00              0.45          2.35
            -----------------------------------------------------------------
         Class C      0.90     1.00              0.45          2.35
            -----------------------------------------------------------------

            (1) Due to the 12b-1 distribution fee imposed on Class B and Class C shares, Class B or Class C shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.
            (2) Other Expenses, which are based on estimated amounts for the current fiscal year, reflects a 0.45% Administrative Fee paid by each class, which is subject to a reduction of 0.05% on average daily net assets attributable in the aggregate to the Fund's Class A, B and C shares in excess of $2.5 billion.

            Examples. The Examples are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

                      Example: Assuming you redeem Example: Assuming you do not
                      your shares                  redeem
                      at the end of each period    your shares
         Share Class  Year 1 Year 3 Year 5 Year 10 Year 1 Year 3 Year 5 Year 10
            -------------------------------------------------------------------
         Class A        $704 $1,027 $1,373  $2,346 $  704 $1,027 $1,373  $2,346
            -------------------------------------------------------------------
         Class B         738  1,033  1,455   2,496    238    733  1,255   2,496
            -------------------------------------------------------------------
         Class C         238    733  1,255   2,686    238    733  1,255   2,686
            -------------------------------------------------------------------

  Prospectus
28

            PIMCO RCM Emerging Markets Fund

-------------------------------------------------------------------------------
Principal     Investment           Fund Focus             Approximate
Investments   Objective            Equity securities      Capitalization
and           Seeks long-term      of emerging market     Range
Strategies    capital              issuers                At least $100
              appreciation                                million

              Fund Category        Approximate Number     Dividend Frequency
              International        of Holdings            At least annually
              Stocks               35-75

            The Fund seeks to achieve its investment objective by normally investing at least 80% of its assets in equity securities of emerging market companies. The Fund currently intends to invest primarily in companies with market capitalizations in excess of $100 million (as measured at the time of purchase). The Fund may invest up to 15% of its assets in companies that are organized or headquartered in any one emerging market country and up to 20% of its assets in companies that are organized or headquartered in developed countries.

             The portfolio management team considers emerging market companies to be those that are organized or headquartered in any country that the World Bank, the International Finance Corporation, the United Nations or any other recognized international financial institution, considers to be an emerging or developing country. This designation currently includes most countries in the world except Australia, Canada, Hong Kong, Japan, New Zealand, Singapore, United Kingdom, the U.S. and most of the countries of Western Europe. In making investment decisions for the Fund, the portfolio management team develops forecasts of economic growth, inflation, and interest rates that it uses to help identify those regions and individual countries that it believes are likely to offer the best investment opportunities.

             In analyzing specific companies for possible investment, the portfolio management team may also consider the anticipated economic growth rate, political outlook, inflation rate, currency outlook and interest rate environment for the country and the region in which the company is located. The portfolio management team ordinarily looks for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; and differentiated or superior products and services and a steady stream of new products and services. Investments are not restricted to companies with a record of dividend payments. The Morgan Stanley Capital International Emerging Markets Free Index and the S&P Emerging Markets Index are the Fund's performance benchmarks. The portfolio management team bases its security selection on the relative investment merits of each company and industry and will not seek to duplicate the sector or stock allocations of the Fund's benchmarks.

             In addition to traditional research activities, the portfolio management team uses Grassroots SM Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a "second look" at potential investments and checks marketplace assumptions about market demand for particular products and services. The Fund may utilize foreign currency exchange contracts, options and other derivatives instruments (such as forward currency exchange contracts and stock index futures contracts) primarily for risk management or hedging purposes. The portfolio management team sells securities as it deems appropriate in accordance with sound investment practices and the Fund's investment objectives and as necessary for redemption purposes.

             In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in investment-grade debt securities. This would be inconsistent with the Fund's investment objective and principal strategies.

-------------------------------------------------------------------------------
Principal
Risks Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

                . Market Risk             . Derivatives Risk                    . Turnover Risk
                . Issuer Risk             . Foreign (non-U.S.) Investment Risk  . Leveraging
                . Growth Securities Risk  . Emerging Markets Risk               . Credit Risk
                . Smaller Company Risk    . Currency Risk                       . High Yield Risk
                . Liquidity Risk          . Focused Investment Risk             . Management Risk

            Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.
                                            PIMCO Funds: Multi-Manager Series

--------------------------------------------------------------------------------
Performance The Fund reorganized on February 1, 2002 when shares of a Information corresponding fund of Dresdner RCM Global Funds, Inc. (the "DRCM
            Fund") were exchanged for shares of the Fund. The following bar chart and Average Annual Total Returns table show summary performance information for the DRCM Fund. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund's Institutional Class shares, which are offered in a different prospectus. This is because the Fund did not offer A, B or C shares during the periods shown. For the periods prior to the inception of the Fund's Class A, B and C shares (2/5/02), performance information shown in the Average
            Annual Total Returns table shows performance of the Fund's Institutional Class shares, adjusted to reflect the actual sales charges, distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class A, B and C shares. Although Institutional Class and Class A, B and C shares would have similar annual returns (because all of the Fund's shares represent interests in the same portfolio of securities), Class A, B and C performance would be lower than Institutional Class performance because of the lower expenses and no sales charges paid by Institutional Class shares. The Fund's total expenses are expected to be higher than the DRCM Fund's historical total expenses. If the DRCM Fund had been subject to the Fund's higher expenses, the performance results shown would have been lower. The investment objective, and investment strategies and policies of the Fund are substantially similar to those of the DRCM Fund, which also was managed by the same portfolio management team as the Fund. Past performance is no guarantee of future results.

            Calendar Year Total Returns -- Institutional Class


                                                           Highest and Lowest
                                                           Quarter Returns
                                                           (for periods shown
                                                           in the bar chart)
                                                           --------------------
                                                           Highest (10/1/99-
                                                           12/31/99)     52.95%
                                                           --------------------
                                                           Lowest (10/1/01-
                                                           12/31/01)    -20.36%

                                    [CHART]

 1998      1999     2000     2001
 ----      ----     ----     ----
(8.39)%   91.90%  (25.24)%  (14.54)%

                   Calendar Year End (through 12/31)

            Average Annual Total Returns (for periods ended 12/31/01)

                                                                Fund inception
                                                      1 Year    (12/30/97)(/4/)
            -------------------------------------------------------------------
         Institutional Class                          -14.54%    2.92%
            -------------------------------------------------------------------
         Class A                                      -19.61%    1.01%
            -------------------------------------------------------------------
         Class B                                      -19.77%    1.21%
            -------------------------------------------------------------------
         Class C                                      -16.42%    1.68%
            -------------------------------------------------------------------
         MSCI-EMF(/1/)                                 -2.52%   -4.19%
            -------------------------------------------------------------------
         S&P/IFC Index of Investable Emerging
          Markets(/2/)                                  1.62%   -1.97%
            -------------------------------------------------------------------
         Lipper Emerging Markets Funds Average(/3/)    -2.94%   -4.63%
            -------------------------------------------------------------------

            (1) The Morgan Stanley Capital International Emerging Markets Free
                Index ("MSCI-EMF") is composed of companies representative of the market structure of emerging market countries in Europe, Latin America and the Pacific Basin. The index excludes closed markets and those shares in otherwise free markets which are not purchasable by foreigners. It is not possible to invest directly in the index.
            (2) The S&P/IFC Index of Investable Emerging Markets represents the IFC investable regional total return composite. The term "investable" indicates that the stocks and the weights in the IFC index represent the amount that the foreign institutional investors might buy by the virtue of the foreign institutional restrictions (either at the national level or by the individual company's corporate statute) plus factoring in minimum market capitalization and liquidity screens. It is not possible to invest directly in the index.
            (3) The Lipper Emerging Markets Funds Average is a total return performance average of funds tracked by Lipper, Inc. that seeks long-term capital appreciation by investing at least 65% of total assets in emerging market equity securities, where "emerging market" is defined by a country's GNP per capita or other economic measures. It does not take into account sales charges.
            (4) The Fund began operations on 12/30/97. Index comparisons begin on 12/30/97.

  Prospectus
30

--------------------------------------------------------------------------------

Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Class A, B or C shares of the Fund:
of the
Fund

            Shareholder Fees (fees paid directly from your investment)

                   Maximum Sales Charge (Load) Imposed              Maximum Contingent Deferred Sales Charge (Load)
                   on Purchases (as a percentage of offering price) (as a percentage of original purchase price)
            -------------------------------------------------------------------------------------------------------
          Class A  5.50%                                            1%(/1/)
            -------------------------------------------------------------------------------------------------------
          Class B  None                                             5%(/2/)
            -------------------------------------------------------------------------------------------------------
          Class C  1%                                               1%(/3/)
            -------------------------------------------------------------------------------------------------------

            (1) Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
            (2) The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under "Investment Options--Class A, B and C Shares--Contingent Deferred Sales Charges (CDSCs)--Class B Shares."
            (3) The CDSC on Class C shares is imposed only on shares redeemed in the first 18 months.

            Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

                               Distribution                    Total Annual
                      Advisory And/or Service    Other         Fund Operating
         Share Class  Fees     (12b-1) Fees(/1/) Expenses(/2/) Expenses
            -----------------------------------------------------------------
         Class A      1.00%    0.25%             0.70%         1.95%
            -----------------------------------------------------------------
         Class B      1.00     1.00              0.70          2.70
            -----------------------------------------------------------------
         Class C      1.00     1.00              0.70          2.70
            -----------------------------------------------------------------

            (1) Due to the 12b-1 distribution fee imposed on Class B and Class C shares, Class B or Class C shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.
            (2) Other Expenses, which are based on estimated amounts for the current fiscal year, reflects a 0.70% Administrative Fee paid by each class, which is subject to a reduction of 0.05% on average daily net assets attributable in the aggregate to the Fund's Class A, B and C shares in excess of $2.5 billion.

            Examples. The Examples are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

                      Example: Assuming you redeem
                      your shares at the end of    Example: Assuming you do not
                      each period                  redeem your shares
            -------------------------------------------------------------------
         Share Class  Year 1 Year 3 Year 5 Year 10 Year 1 Year 3 Year 5 Year 10
            -------------------------------------------------------------------
         Class A        $737 $1,129 $1,544  $2,700   $737 $1,129 $1,544  $2,700
            -------------------------------------------------------------------
         Class B         773  1,138  1,630   2,848    273    838  1,430   2,848
            -------------------------------------------------------------------
         Class C         373    828  1,430   3,032    273    838  1,430   3,032
            -------------------------------------------------------------------

                                            PIMCO Funds: Multi-Manager Series

            PIMCO RCM Europe Fund

--------------------------------------------------------------------------------
Principal     Investment           Fund Focus             Approximate
Investments   Objective            Equity                 Capitalization Range
and           Seeks long-term      securities of          All
Strategies    capital              European               capitalizations
              appreciation         companies

              Fund Category        Approximate Number     Dividend Frequency
              International        of Holdings            At least annually
              Stocks               30-70

            The Fund seeks to achieve its investment objective by normally investing at least 75% of its assets in equity securities of companies located in both European Economic and Monetary Union ("EMU") and non-EMU countries. The Fund expects to invest most of its assets in equity securities of issuers located in Western European countries. The Fund may also from time to time invest a significant portion of its assets in financial sector stocks.

             In making investment decisions for the Fund, the portfolio management team develops forecasts of economic growth, inflation, and interest rates that it uses to help identify those regions and individual countries that it believes are likely to offer the best investment opportunities. In analyzing specific companies for possible investment, the portfolio management team may also consider the anticipated economic growth rate, political outlook, inflation rate, currency outlook and interest rate environment for the country and the region in which the company is located. The portfolio management team ordinarily looks for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; and differentiated or superior products and services and a steady stream of new products and services. Investments are not restricted to companies with a record of dividend payments. The Morgan Stanley Capital International Europe Index is the Fund's performance benchmark. The portfolio management team bases its security selection on the relative investment merits of each company and industry and will not seek to duplicate the sector or stock allocations of the Fund's benchmark. The Fund is "non-diversified," which means that it invests in a relatively small number of issuers.

             In addition to traditional research activities, the portfolio management team uses Grassroots SM Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a "second look" at potential investments and checks marketplace assumptions about market demand for particular products and services. The Fund may utilize foreign currency exchange contracts, options and other derivatives instruments (such as forward currency exchange contracts and stock index futures contracts) primarily for risk management or hedging purposes. The portfolio management team sells securities as it deems appropriate in accordance with sound investment practices and the Fund's investment objectives and as necessary for redemption purposes.

             In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in investment-grade debt securities. This would be inconsistent with the Fund's investment objective and principal strategies.

--------------------------------------------------------------------------------
Principal   Among the principal risks of investing in the Fund, which could
Risks       adversely affect its net asset value, yield and total return, are:

                . Market Risk             . Derivatives Risk                    . Leveraging Risk
                . Issuer Risk             . Sector Specific Risk                . Credit Risk
                . Growth Securities Risk  . Foreign (non-U.S.) Investment Risk  . Turnover Risk
                . Smaller Company Risk    . Currency Risk                       . Management Risk
                . Liquidity Risk          . Focused Investment Risk

            Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

  Prospectus
32

--------------------------------------------------------------------------------
Performance The Fund reorganized on February 1, 2002 when shares of a Information corresponding fund of Dresdner RCM Global Funds, Inc. (the "DRCM
            Fund") were exchanged for shares of the Fund. The following bar chart and Average Annual Total Returns table show summary performance information for the DRCM Fund. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. Returns through May 3, 1999, when the DRCM Fund converted to an open-end investment company, reflect the performance of the Fund as a closed-end investment company. The expenses of the DRCM Fund and the Fund as an open-end investment company may be higher than as a closed-end investment company due to additional fees, such as distribution and/or service fees. The investment objective, and investment strategies and policies of the Fund are substantially similar to those of the DRCM Fund, which also was managed by the same portfolio management team as the Fund. The bar chart and the information to its right show performance of the Fund's Class D shares, which are offered in a different prospectus. This is because the Fund did not offer A, B or C shares during the periods shown. For the periods prior to the inception of the Fund's Class A, B and C shares (2/5/02), performance information shown in the Average Annual Total Returns table shows performance of the Fund's Class D shares, adjusted to reflect the actual sales charges, distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class A, B and C shares. Although Class D and Class A, B and C shares would have similar annual returns (because all of the Fund's shares represent interests in the same portfolio of securities), Class A, B and C performance would be lower than Class D performance because of the lower expenses and no sales charges paid by Class D shares. The investment objective, and investment strategies and policies of the Fund are substantially similar to those of the DRCM Fund, which also was managed by the same portfolio management team as the Fund. Past performance is no guarantee of future results.

            Calendar Year Total Returns -- Class D


                                                           Highest and Lowest
                                                           Quarter Returns
                                                           (for periods shown
                                                           in the bar chart)
                                                           --------------------
                                                           Highest (10/1/99-
                                                           12/31/99______51.43%)
                                                           --------------------
                                                           Lowest (1/1/01-
                                                           3/31/01______-20.56%)

                                    [CHART]

   1992    1993   1994   1995    1996    1997    1998    1999   2000     2001
   ----    ----   ----   ----    ----    ----    ----    ----   ----     ----
(12.44)% 31.54% (4.96)% 1.33%  15.87%  25.70%  37.40%  43.59% (11.39)% (31.52)%

                   Calendar Year End (through 12/31)

            Average Annual Total Returns (for periods ended 12/31/01)

                                                                Fund inception
                                       1 Year  5 Years 10 Years (4/5/90)(/4/)
            ------------------------------------------------------------------
         Class D                       -31.52%  8.52%    6.82%   3.27%
            ------------------------------------------------------------------
         Class A                       -35.38%  8.36%    6.66%   3.11%
            ------------------------------------------------------------------
         Class B                       -35.49%  7.34%    6.03%   2.58%
            ------------------------------------------------------------------
         Class C                       -32.79%  7.56%    5.87%   2.35%
            ------------------------------------------------------------------
         MSCI-Europe Index(/1/)        -19.63%  6.55%   10.04%   9.46%
            ------------------------------------------------------------------
         DAX100 Index(/2/)             -23.08%  3.92%    7.65%   5.40%
            ------------------------------------------------------------------
         Lipper European Region Funds
          Average(/3/)                 -22.34%  5.50%    8.73%   6.73%
            ------------------------------------------------------------------

            (1) The Morgan Stanley Capital International Europe Index ("MSCI-
                Europe") is a widely recognized, unmanaged, capitalization-weighted index of issuers in the countries of Europe. It is not possible to invest directly in the index.
            (2) The DAX100 Index is a German-focused index. It is not possible to invest directly in the index.
            (3) The Lipper European Region Funds Average is a total return performance average of funds tracked by Lipper, Inc. that concentrate their investments in equity securities whose primary trading markets or operations are concentrated in the European region or a single country within this region. It does not take into account sales charges.
            (4) The Fund began operations on 4/5/90. Index comparisons begin on 2/9/99 for the MSCI-Europe Index when the Fund's mandate was expanded. Before 2/9/99, when the Fund invested primarily in equity securities of German companies, the Fund compared its performance to the DAX100 Index.

                                            PIMCO Funds: Multi-Manager Series

--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Class A, B or C shares of the Fund:
of the
Fund

            Shareholder Fees (fees paid directly from your investment)

                  Maximum Sales Charge (Load) Imposed              Maximum Contingent Deferred Sales Charge (Load)
                  on Purchases (as a percentage of offering price) (as a percentage of original purchase price)
            ------------------------------------------------------------------------------------------------------
         Class A  5.50%                                            1%(/1/)
            ------------------------------------------------------------------------------------------------------
         Class B  None                                             5%(/2/)
            ------------------------------------------------------------------------------------------------------
         Class C  1%                                               1%(/3/)
            ------------------------------------------------------------------------------------------------------

            (1) Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
            (2) The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under "Investment Options--Class A, B and C Shares--Contingent Deferred Sales Charges (CDSCs)--Class B Shares."
            (3) The CDSC on Class C shares is imposed only on shares redeemed in the first 18 months.

            Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

                               Distribution                    Total Annual
                      Advisory And/or Service    Other         Fund Operating
         Share Class  Fees     (12b-1) Fees(/1/) Expenses(/2/) Expenses
            -----------------------------------------------------------------
         Class A      0.80%    0.25%             0.70%         1.75%
            -----------------------------------------------------------------
         Class B      0.80     1.00              0.70          2.50
            -----------------------------------------------------------------
         Class C      0.80     1.00              0.70          2.50
            -----------------------------------------------------------------

            (1) Due to the 12b-1 distribution fee imposed on Class B and Class C shares, Class B or Class C shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.
            (2) Other Expenses, which are based on estimated amounts for the current fiscal year, reflects a 0.70% Administrative Fee paid by each class, which is subject to a reduction of 0.05% on average daily net assets attributable in the aggregate to the Fund's Class A, B and C shares in excess of $2.5 billion.

            Examples. The Examples are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.(/1/)

                      Example: Assuming you redeem
                      your shares at the end of    Example: Assuming you do not
                      each period                  redeem your shares
         Share Class  Year 1 Year 3 Year 5 Year 10 Year 1 Year 3 Year 5 Year 10
            -------------------------------------------------------------------
         Class A        $718 $1,071 $1,447  $2,499   $718 $1,071 $1,447  $2,499
            -------------------------------------------------------------------
         Class B         753  1,079  1,531   2,648    253    779  1,331   2,648
            -------------------------------------------------------------------
         Class C         353    779  1,331   2,836    253    779  1,331   2,836
            -------------------------------------------------------------------

  Prospectus
34

            PIMCO RCM Global Equity Fund

--------------------------------------------------------------------------------
Principal      Investment          Fund Focus             Approximate
Investments    Objective           Equity securities of   Capitalization
and            Seeks long-term     U.S. and non-U.S.      Range
Strategies     capital             companies              All capitalizations
               appreciation

               Fund Category       Approximate Number     Dividend Frequency
               Global Stocks       of Holdings            At least annually
                                   85-125

            The Fund seeks to achieve its investment objective by normally investing in a diversified portfolio of equity and equity-related securities, which include preferred stock, convertible preferred stock, convertible debt obligations, warrants or other rights to acquire stock. At least 65% of the Fund's assets will be invested in the equity securities of three different countries, including the U.S. The Fund may invest up to 30% of its assets in securities of companies organized or headquartered in emerging market countries and up to 10% in securities of companies organized or headquartered in any one emerging market country. The Fund may also invest up to 10% of its assets in U.S. and non-U.S. debt securities, including debt securities rated below investment-grade, and may also invest a substantial portion of its assets in one or more sectors of the economy such as the financial sector.

             In making investment decisions for the Fund, the portfolio management team may consider the anticipated economic growth rate, political outlook, inflation rate, currency outlook and interest rate environment for the country and the region in which the company is located. In addition, the portfolio management team ordinarily looks for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; and differentiated or superior products and services and a steady stream of new products and services. Investments are not restricted to companies with a record of dividend payments. The S&P 500 Index and the MSCI-ACWI Free Index are the Fund's performance benchmarks. The portfolio management team bases its security selection on the relative investment merits of each company and industry and will not seek to duplicate the sector or stock allocations of the Fund's benchmarks.

             In addition to traditional research activities, the portfolio management team uses Grassroots SM Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a "second look" at potential investments and checks marketplace assumptions about market demand for particular products and services. The Fund may utilize foreign currency exchange contracts, options and other derivatives instruments (such as forward currency exchange contracts and stock index futures contracts) primarily for risk management or hedging purposes. The portfolio management team sells securities as it deems appropriate in accordance with sound investment practices and the Fund's investment objectives and as necessary for redemption purposes.

             In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in cash or cash equivalent instruments, U.S. Government obligations, non-convertible preferred stocks and non-convertible corporate bonds with remaining maturities of less than one year. This would be inconsistent with the Fund's investment objective and principal strategies.

--------------------------------------------------------------------------------
Principal   Among the principal risks of investing in the Fund, which could
Risks       adversely affect its net asset value, yield and total return, are:

              . Market Risk           . Sector Specific Risk                . Leveraging Risk
              . Issuer Risk           . Foreign (non-U.S.) Investment Risk  . Credit Risk
              . Smaller Company Risk  . Emerging Markets Risk               . Turnover Risk
              . Liquidity Risk        . Currency Risk                       . High Yield Risk
              . Derivatives Risk      . Focused Investment Risk             . Management Risk

            Please see "Summary of Principal Risks" following the Fund Summary for a description of these and other risks of investing in the Fund.
                                            PIMCO Funds: Multi-Manager Series

--------------------------------------------------------------------------------
            The Fund reorganized on February 1, 2002 when shares of a Performance corresponding fund of Dresdner RCM Global Funds, Inc. (the "DRCM Information Fund") were exchanged for shares of the Fund. The following bar chart and Average Annual Total Returns table show summary performance information for the DRCM Fund. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund's Institutional Class shares, which are offered in a different prospectus. This is because the Fund did not offer A, B or C shares during the periods shown. For the periods prior to the inception of the Fund's Class A, B and C shares (2/5/02), performance information shown in the Average
            Annual Total Returns table shows performance of the Fund's Institutional Class shares, adjusted to reflect the actual sales charges, distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class A, B and C shares. Although Institutional Class and Class A, B and C shares would have similar annual returns (because all of the Fund's shares represent interests in the same portfolio of securities), Class A, B and C performance would be lower than Institutional Class performance because of the lower expenses and no sales charges paid by Institutional Class shares. The investment objective, and investment strategies and policies of the Fund are substantially similar to those of the DRCM Fund, which also was managed by the same portfolio management team as the Fund. Past performance is no guarantee of future results.


            Calendar Year Total Returns -- Institutional Class


                                                           Highest and Lowest
                                                           Quarter Returns
                                                           (for periods shown
                                                           in the bar chart)
                                                           --------------------
                                                           Highest (10/1/99-
                                                           12/31/99______42.54%)
                                                           --------------------
                                                           Lowest (7/1/01-
                                                           9/30/01______-19.44%)

                                   [CHART]

 1999     2000      2001
 ----     ----      ----
62.20%  (10.80)%  (24.00)%

                   Calendar Year End (through 12/31)

            Average Annual Total Returns (for periods ended 12/31/01)

                                                                     Fund inception
                                                 1 Year              (12/30/98)(/4/)
            ------------------------------------------------------------------------
         Institutional Class                     -24.00%              3.22%
            ------------------------------------------------------------------------
         Class A                                 -28.51%              0.83%
            ------------------------------------------------------------------------
         Class B                                 -28.64%              1.26%
            ------------------------------------------------------------------------
         Class C                                 -25.67%              1.98%
            ------------------------------------------------------------------------
         MSCI-ACWI Free Index(/1/)               -15.91%             -2.82%
            ------------------------------------------------------------------------
         S&P 500 Index(/2/)                      -11.88%             -1.03%
            ------------------------------------------------------------------------
         Lipper Global Funds Average(/3/)        -17.36%              1.00%
            ------------------------------------------------------------------------

            (1) The Morgan Stanley All Countries World Free Index ("MSCI-
                ACWI") is a widely recognized, unmanaged index of small capitalization issuers located throughout the world in both developed and emerging markets. It is not possible to invest directly in the index.
            (2) The S&P 500 Index is an unmanaged index of large
                capitalization common stocks. It is not possible to invest directly in the index.
            (3) The Lipper Global Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest at least 25% of their portfolio in securities traded outside of the United States and that may own U.S. securities as well. It does not take into account sales charges.
            (4) The Fund began operations on 12/30/98. Index comparisons begin on 12/30/98.
  Prospectus
36

--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Class A, B or C shares of the Fund:
of the
Fund

            Shareholder Fees (fees paid directly from your investment)

                  Maximum Sales Charge (Load) Imposed              Maximum Contingent Deferred Sales Charge (Load)
                  on Purchases (as a percentage of offering price) (as a percentage of original purchase price)
         ---------------------------------------------------------------------------------------------------------
         Class A  5.50%                                            1%(/1/)
         ---------------------------------------------------------------------------------------------------------
         Class B  None                                             5%(/2/)
         ---------------------------------------------------------------------------------------------------------
         Class C  1%                                               1%(/3/)
         ---------------------------------------------------------------------------------------------------------

            (1) Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
            (2) The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under "Investment Options--Class A, B and C Shares--Contingent Deferred Sales Charges (CDSCs)--Class B Shares."
            (3) The CDSC on Class C shares is imposed only on shares redeemed in the first 18 months.

            Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

                               Distribution                  Total Annual
                      Advisory And/or Service  Other         Fund Operating
         Share Class  Fees     (12b-1) Fees(1) Expenses(/2/) Expenses
         ------------------------------------------------------------------
         Class A      0.85%    0.25%           0.60%         1.70%
         ------------------------------------------------------------------
         Class B      0.85     1.00            0.60          2.45
         ------------------------------------------------------------------
         Class C      0.85     1.00            0.60          2.45
         ------------------------------------------------------------------

            (1) Due to the 12b-1 distribution fee imposed on Class B and Class C shares, Class B or Class C shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.
            (2) Other Expenses, which are based on estimated amounts for the current fiscal year, reflects a 0.60% Administrative Fee paid by each class, which is subject to a reduction of 0.05% on average daily net assets attributable in the aggregate to the Fund's Class A, B and C shares in excess of $2.5 billion.

              Examples. The Examples are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.(/1/)

                      Example: Assuming you redeem Example: Assuming you do not
                      your shares at the           redeem your
                      end of each period           shares
         Share Class  Year 1 Year 3 Year 5 Year 10 Year 1 Year 3 Year 5 Year 10
         ----------------------------------------------------------------------
         Class A      $713   $1,056 $1,422 $2,448  $713   $1,056 $1,422 $2,448
         ----------------------------------------------------------------------
         Class B       748    1,064  1,506  2,598   248      764  1,306  2,598
         ----------------------------------------------------------------------
         Class C       348      764  1,306  2,786   248      764  1,306  2,786
            -------------------------------------------------------------------

                                            PIMCO Funds: Multi-Manager Series

            PIMCO RCM Global Healthcare Fund

-------------------------------------------------------------------------------
Principal     Investment         Fund Focus              Approximate
Investments   Objective          Equity securities       Capitalization
and           Seeks long-term    of companies in         Range
Strategies    capital            the healthcare          All
              appreciation       industry                capitalizations

              Fund Category      Approximate Number      Dividend Frequency
              Global Stocks      of Holdings             At least annually
                                 40-80

            The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in equity securities of the healthcare industry. The Fund's assets will be invested in companies located in at least three different countries, which may include the United States. The Fund currently expects the majority of its foreign investments to be in Japan and Western Europe. The Fund may also invest up to 15% of its assets in companies organized or headquartered in emerging market countries (but no more than 10% in any one emerging market country). Although the Fund may invest in companies of any market capitalization, the Fund does not intend to invest more than 15% of its assets in companies with market capitalizations below $100 million (as measured at the time of purchase).

             The Fund considers the healthcare industry to include any company that designs, manufactures, or sells products or services used for or in connection with healthcare or medicine, such as pharmaceutical companies, biotechnology research firms, companies that sell medical products, companies that own or operate healthcare facilities and companies that design, produce or sell medical, dental and optical products. The Fund considers such companies to be principally engaged in the healthcare industry if they derive at least 50% of their revenues or profits from goods produced or sold, investments made, or services performed in the healthcare sector, or, at least 50% of their assets are devoted to such activities.

             In making investment decisions for the Fund, the portfolio management team develops forecasts of economic growth, inflation, and interest rates that it uses to help identify those regions and individual countries that are likely to offer the best investment opportunities. The portfolio management team may also consider the anticipated economic growth rate, political outlook, inflation rate, currency outlook and interest rate environment for the country and the region in which the company is located. In analyzing specific companies for possible investment, the portfolio management team ordinarily looks for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; and differentiated or superior products and services and a steady stream of new products and services. Investments are not restricted to companies with a record of dividend payments. The S&P 500 Index and the Russell Mid-Cap Healthcare Index are the Fund's performance benchmarks. The portfolio management team bases its security selection on the relative investment merits of each company and industry and will not seek to duplicate the sector or stock allocations of the Fund's benchmarks. The Fund is "non-diversified," which means that it invests in a relatively small number of issuers.

             In addition to traditional research activities, the portfolio management team uses Grassroots SM Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a "second look" at potential investments and checks marketplace assumptions about market demand for particular products and services. The Fund may utilize foreign currency exchange contracts, options and other derivatives instruments (such as forward currency exchange contracts and stock index futures contracts) primarily for risk management or hedging purposes. The portfolio management team sells securities as it deems appropriate in accordance with sound investment practices and the Fund's investment objectives and as necessary for redemption purposes.

             In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in investment-grade debt securities. This would be inconsistent with the Fund's investment objective and principal strategies.

-------------------------------------------------------------------------------
Principal
Risks Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

              . Market Risk             . Derivatives Risk                    . Focused Investment Risk
              . Issuer Risk             . Sector Specific Risk                . Leveraging Risk
              . Growth Securities Risk  . Foreign (non-U.S.) Investment Risk  . Credit Risk
              . Smaller Company Risk    . Emerging Markets Risk               . Turnover Risk
              . Liquidity Risk          . Currency Risk                       . Management Risk

             Please see "Summary of Principal Risks" following the Fund
            Summaries for a description of these and other risks of investing in the Fund.
  Prospectus
38

--------------------------------------------------------------------------------
Performance The Fund reorganized on February 1, 2002 when shares of a Information corresponding fund of Dresdner RCM Global Funds, Inc. (the "DRCM
            Fund") were exchanged for shares of the Fund. The following bar chart and Average Annual Total Returns table show summary performance information for the DRCM Fund. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the DRCM Fund from year to year and by showing how the DRCM Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund's Class D shares, which are offered in a different prospectus. This is because the Fund did not offer A, B or C shares during the periods shown. For the periods prior to the inception of the Fund's Class A, B and C shares (2/5/02), performance information shown in the Average
            Annual Total Returns table shows performance of the Fund's Class D shares, adjusted to reflect the actual sales charges, distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class A, B and C shares. Although Class D and
            Class A, B and C shares would have similar annual returns (because all of the Fund's shares represent interests in the same portfolio of securities), Class A, B and C performance would be lower than Class D performance because of the lower expenses and no sales charges paid by Class D shares. The Fund's total expenses are expected to be higher than the DRCM Fund's historical total expenses. If the DRCM Fund had been subject to the Fund's higher expenses, the performance results shown would have been lower. The investment objective, and investment strategies and policies of the Fund are substantially similar to those of the DRCM Fund, which also was managed by the same portfolio management team as the Fund. Past performance is no guarantee of future results.

            Calendar Year Total Returns -- Class D



                                                           Highest and Lowest
                                                           Quarter Returns
                                                           (for periods shown
                                                           in the bar chart)
                                                           --------------------
                                                           Highest (10/1/99-
                                                           12/31/99)    39.43%
                                                           --------------------
                                                           Lowest (1/1/01-
                                                           3/31/01)    -24.43%
                   Calendar Year End (through 12/31)

                                    [CHART]

 1997    1998    1999    2000     2001
 ----    ----    ----    ----     ----
30.00%  25.57%  28.73%  73.37%  (13.80)%

            Average Annual Total Returns (for periods ended 12/31/01)

                                                                Fund inception
                                                1 Year  5 Years (12/31/96)(/4/)
            -------------------------------------------------------------------
         Class D                                -13.80% 25.72%  25.72%
            -------------------------------------------------------------------
         Class A                                -18.63% 24.18%  24.18%
            -------------------------------------------------------------------
         Class B                                -18.68% 24.50%  24.50%
            -------------------------------------------------------------------
         Class C                                -15.37% 24.66%  24.66%
            -------------------------------------------------------------------
         S&P 500 Index(/1/)                     -11.88% 10.70%  10.70%
            -------------------------------------------------------------------
         Russell Midcap Health Care Index(/2/)   -3.43% 11.10%  11.10%
            -------------------------------------------------------------------
         Lipper Health/Biotechnology Funds
          Average(/3/)                          -12.75% 15.18%  15.18%
            -------------------------------------------------------------------

            (1) The S&P 500 Index is an unmanaged index of large
                capitalization common stocks. It is not possible to invest directly in the index.
            (2) The Russell Midcap Health Care Index is composed of all medium and medium/small healthcare companies in the Russell 1000 Index. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 90% of the total market capitalization of the Russell 3000 Index. It is not possible to invest directly in the index.
            (3) The Lipper Health/Biotechnology Funds Average is a total return performance average of funds tracked by Lipper, Inc. that normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indices. It does not take into account sales charges.
            (4) The Fund began operations on 12/31/96. Index comparisons begin on 12/31/96.
                                            PIMCO Funds: Multi-Manager Series

--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Class A, B or C shares of the Fund:
of the
Fund

            Shareholder Fees (fees paid directly from your investment)

                  Maximum Sales Charge (Load) Imposed              Maximum Contingent Deferred Sales Charge (Load)
                  on Purchases (as a percentage of offering price) (as a percentage of original purchase price)
         Class A  5.50%                                            1%(/1/)
         ---------------------------------------------------------------------------------------------------------
         Class B  None                                             5%(/2/)
         ---------------------------------------------------------------------------------------------------------
         Class C  1%                                               1%(/3/)
         ---------------------------------------------------------------------------------------------------------

            (1) Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
            (2) The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under "Investment Options--Class A, B and C Shares--Contingent Deferred Sales Charges (CDSCs)--Class B Shares."
            (3) The CDSC on Class C shares is imposed only on shares redeemed in the first 18 months.

            Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

                                Distribution
                                And/or Service               Total Annual
                       Advisory (12b-1)        Other         Fund Operating
         Share Class   Fees     Fees(/1/)      Expenses(/2/) Expenses
         ------------------------------------------------------------------
         Class A       0.80%    0.25%          0.55%         1.60%
         ------------------------------------------------------------------
         Class B       0.80     1.00           0.55          2.35
         ------------------------------------------------------------------
         Class C       0.80     1.00           0.55          2.35
         ------------------------------------------------------------------

            (1) Due to the 12b-1 distribution fee imposed on Class B and Class
                C shares, Class B or Class C shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.
            (2) Other Expenses, which are based on estimated amounts for the current fiscal year, reflects a 0.55% Administrative Fee paid by each class, which is subject to a reduction of 0.05% on average daily net assets attributable in the aggregate to the Fund's Class A, B and C shares in excess of $2.5 billion.

            Examples. The Examples are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.(/1/)

                      Example: Assuming you redeem Example: Assuming you do not
                      your shares at the           redeem your
                      end of each period           shares
         Share Class  Year 1 Year 3 Year 5 Year 10 Year 1 Year 3 Year 5 Year 10
         ----------------------------------------------------------------------
         Class A      $704   $1,027 $1,373 $2,346  $704   $1,027 $1,373 $2,346
         ----------------------------------------------------------------------
         Class B       738    1,033  1,455  2,496   238      733  1,255  2,496
         ----------------------------------------------------------------------
         Class C       338      733  1,255  2,686   238      733  1,255  2,686
         ----------------------------------------------------------------------

  Prospectus
40

            PIMCO RCM Global Small-Cap Fund

--------------------------------------------------------------------------------
Principal      Investment         Fund Focus              Approximate
Investments    Objective          Smaller                 Capitalization
and            Seeks long-term    capitalization          Range
Strategies     capital            equity securities       From $4.5 million
               appreciation                               to $2.8 billion

               Fund Category      Approximate Number      Dividend Frequency
               Global Stocks      of Holdings             At least annually
                                  55-95

            The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in equity securities of companies with market capitalizations comparable to those of companies included in the MSCI World Small-Cap Index, which as of December 31, 2001 ranged from $4.5 million to $2.8 billion. The Fund will maintain a weighted-average market capitalization between 50% and 200% of the weighted-average market capitalization of the MSCI World Small-Cap Index securities which as of December 31, 2001 would permit the Fund to maintain a weighted-average market capitalization ranging from $205 million to $822 million. The Fund invests in companies organized or headquartered in at least three different countries (one of which may be the United States) and expects that the majority of its foreign investments will be in Japan and Western Europe. Under normal market conditions, the Fund will invest no more than 25% of its assets in issuers that are organized or headquartered in any one country outside the U.S., other than France, Germany, Japan and the United Kingdom. The Fund may invest 30% of its assets in companies organized or headquartered in emerging market countries (but no more than 10% in any one emerging market country). The Fund may also from time to time invest a significant percentage of its assets in the technology sector.

             In making investment decisions for the Fund, the portfolio management team develops forecasts of economic growth, inflation, and interest rates that it uses to help identify those regions and individual countries that it believes are likely to offer the best investment opportunities. The portfolio management team may consider the anticipated economic growth rate, political outlook, inflation rate, currency outlook and interest rate environment for the country and the region in which the company is located. In addition, the portfolio management team ordinarily looks for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; and differentiated or superior products and services and a steady stream of new products and services. Investments are not restricted to companies with a record of dividend payments. The MSCI World Small-Cap Index is the Fund's performance benchmark. The portfolio management team bases its security selection on the relative investment merits of each company and industry and will not seek to duplicate the sector or stock allocations of the Fund's benchmark.

             In addition to traditional research activities, the portfolio management team uses Grassroots(SM) Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund investor contemplates investing, and provides a "second look" at potential investments and checks marketplace assumptions about market demand for particular products and services. The Fund may utilize foreign currency exchange contracts, options and other derivatives instruments (such as forward currency exchange contracts and stock index futures contracts) primarily for risk management or hedging purposes. The portfolio management team sells securities as it deems appropriate in accordance with sound investment practices and the Fund's investment objectives and as necessary for redemption purposes.

             In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in investment-grade debt securities. This would be inconsistent with the Fund's investment objective and principal strategies.

--------------------------------------------------------------------------------
Principal   Among the principal risks of investing in the Fund, which could
Risks       adversely affect its net asset value, yield and total return, are:


              . Market Risk      . Derivatives Risk         . Currency Risk
              . Issuer Risk      . Sector Specific Risk     . Leveraging Risk
              . Growth           . Foreign (non-U.S.)       . Credit Risk
                Securities         Investment Risk          . Turnover Risk
                Risk             . Emerging Markets         . Management Risk
              . Smaller            Risk
                Company Risk     . Focused Investment
              . Liquidity Risk     Risk

            Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.
                                          PIMCO Funds: Multi-Manager Series

--------------------------------------------------------------------------------
Performance The Fund reorganized on February 1, 2002 when shares of a Information corresponding fund of Dresdner RCM Global Funds, Inc. (the "DRCM
            Fund") were exchanged for shares of the Fund. The following bar chart and the Average Annual Total Returns table show summary performance information for the DRCM Fund. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund's Institutional Class shares, which are offered in a different prospectus. This is because the Fund did not offer A, B or C shares during the periods shown. For the periods prior to the inception of the Fund's Class A, B and C shares (2/5/02), performance information shown in the Average
            Annual Total Returns table shows performance of the Fund's Institutional Class shares, adjusted to reflect the actual sales charges, distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class A, B and C shares. Although Institutional Class and Class A, B and C shares would have similar annual returns (because all of the Fund's shares represent interests in the same portfolio of securities), Class A, B and C performance would be lower than Institutional Class performance because of the lower expenses and no sales charges paid by Institutional Class shares. The Fund's total expenses are expected to be higher than the DRCM Fund's historical total expenses. If the DRCM Fund had been subject to the Fund's higher expenses, the performance results shown would have been lower. The investment objective, and investment strategies and policies of the Fund are substantially similar to those of the DRCM Fund, which also was managed by the same portfolio management team as the Fund. Past performance is no guarantee of future results.

            Calendar Year Total Returns -- Institutional Class



                                                           Highest and Lowest
                                                           Quarter Returns
                                                           (for periods shown
                                                           in the bar chart)
                                                           --------------------
                                                           Highest (10/1/99-
                                                           12/31/99______64.80%)
                                                           --------------------
                                                           Lowest (7/1/01-
                                                           9/30/01______-26.36%)
                   Calendar Year End (through 12/31)


                                    [CHART]

 1997    1998    1999    2000     2001
 ----    ----    ----    ----     ----
25.48%  19.29% 104.63% (13.88)% (25.05)%


            Average Annual Total Returns (for periods ended 12/31/01)

                                                               Fund inception
                                          1 Year    5 Years    (12/31/96)(/3/)
            ------------------------------------------------------------------
        Institutional Class               -25.05%   14.60%     14.60%
            ------------------------------------------------------------------
        Class A                           -29.43%   12.92%     12.92%
            ------------------------------------------------------------------
        Class B                           -29.60%   13.11%     13.11%
            ------------------------------------------------------------------
        Class C                           -26.64%   13.35%     13.35%
            ------------------------------------------------------------------
        MSCI World Small Cap Index(/1/)     1.22%      3.20%    3.20%
            ------------------------------------------------------------------
        Lipper Global Small Cap Funds
        Average(/2/)                      -15.49%      5.33%    5.33%
            ------------------------------------------------------------------

            (1)The Morgan Stanley Capital International World Small-Cap Index ("MSCI-WSCI") is a widely recognized, unmanaged, market capitalization weighted index composed of securities representative of the market structure of developed market countries in North America, Europe and the Asia/Pacific region. It is not possible to invest directly in the index.
            (2) The Lipper Global Small Cap Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest at least 25% of their portfolio in securities with primary trading markets outside the United States, and that limits at least 65% of their investments to companies with market capitalizations less than U.S. $1 billion at the time of purchase. It does not take into account sales charges.
            (3)The Fund began operations on 12/31/96. Index comparisons begin on 12/31/96.
  Prospectus
42

--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Class A, B or C shares of the Fund:
of the
Fund

            Shareholder Fees (fees paid directly from your investment)


                  Maximum Sales Charge (Load) Imposed              Maximum Contingent Deferred Sales Charge (Load)
                  on Purchases (as a percentage of offering price) (as a percentage of original purchase price)
         ------------------------------------------------------------------------------------------------------
         Class A  5.50%                                            1%(/1/)
         ------------------------------------------------------------------------------------------------------
         Class B  None                                             5%(/2/)
         ------------------------------------------------------------------------------------------------------
         Class C  1%                                               1%(/3/)
         ------------------------------------------------------------------------------------------------------

            (1) Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
            (2) The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under "Investment Options--Class A, B and C Shares--Contingent Deferred Sales Charges (CDSCs)--Class B Shares."
            (3) The CDSC on Class C shares is imposed only on shares redeemed in the first 18 months.

            Annual Fund Operating Expenses (expenses that are deducted from Fund assets)


                               Distribution                    Total Annual
                      Advisory And/or Service    Other         Fund Operating
         Share Class  Fees     (12b-1) Fees(/1/) Expenses(/2/) Expenses
         -----------------------------------------------------------------
         Class A      1.00%    0.25%             0.60%         1.85%
         -----------------------------------------------------------------
         Class B      1.00     1.00              0.60          2.60
         -----------------------------------------------------------------
         Class C      1.00     1.00              0.60          2.60
         -----------------------------------------------------------------

            (1) Due to the 12b-1 distribution fee imposed on Class B and Class C shares, Class B or Class C shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.
            (2) Other Expenses, which are based on estimated amounts for the current fiscal year, reflects a 0.60% Administrative Fee paid by each class, which is subject to a reduction of 0.05% on average daily net assets attributable in the aggregate to the Fund's Class A, B and C shares in excess of $2.5 billion.

            Examples. The Examples are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.(/1/)

                      Example: Assuming you redeem
                      your shares                  Example: Assuming you do not
                      at the end of each period    redeem your shares
         Share Class  Year 1 Year 3 Year 5 Year 10 Year 1 Year 3 Year 5 Year 10
            -------------------------------------------------------------------
         Class A      $728   $1,100 $1,496 $2,600  $728   $1,100 $1,496 $2,600
            -------------------------------------------------------------------
         Class B       763    1,108  1,580  2,749   263      808  1,380  2,749
            -------------------------------------------------------------------
         Class C       363      808  1,380  2,934   263      808  1,380  2,934
            -------------------------------------------------------------------

                                            PIMCO Funds: Multi-Manager Series

            PIMCO RCM Global Technology Fund

--------------------------------------------------------------------------------
Principal     Investment          Fund Focus            Approximate
Investments   Objective           Equity securities     Capitalization
and           Seeks long-term     of U.S. and non-      Range
Strategies    capital             U.S. technology-      At least $500
              appreciation        related companies     million

              Fund Category       Approximate Number    Dividend Frequency
              Global Stocks       of Holdings           At least annually
                                  65-105


            The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in equity securities of technology companies. The Fund must invest in at least three different countries, and may invest up to 50% of its assets in non-U.S. issuers, but under normal market conditions no more than 25% of its assets in issuers organized or headquartered in any one country outside the U.S., other than Japan. The Fund may also invest up to 20% of its assets in companies organized or headquartered in emerging market countries (but no more than 10% in any one emerging market country). The Fund currently intends to invest primarily in companies with market capitalizations greater than $500 million at the time of purchase, with no more than 15% of its assets in technology companies with market capitalizations below $100 million at the time of purchase. The Fund may invest a substantial portion of its assets in securities issued in initial public offerings (IPOs).

             The portfolio managers define technology companies as those with revenues primarily generated by technology products and services. These include internet products and services, computers and computer peripherals, software, electronic components and systems, communications equipment and services, semiconductors, media and information services, pharmaceuticals, hospital supply and medical devices, biotechnology products, environmental services, chemical products and synthetic materials, and defense and aerospace products and services. The portfolio managers evaluate the fundamental value and prospects for growth of individual companies and focus on those companies that they expect will have higher than average rates of growth and strong potential for capital appreciation. Investments are not restricted to companies with a record of dividend payments. The S&P 500 Index and the Lipper Science & Technology Fund Index are the Fund's performance benchmarks. The portfolio managers base security selection on the relative investment merits of each company and industry and will not seek to duplicate the sector or stock allocations of the Fund's benchmark. The Fund is "non-diversified," which means that it invests in a relatively small number of issuers.

             The portfolio managers develop forecasts of economic growth, inflation, and interest rates that they use to help identify those regions and individual countries that they believe are likely to offer the best investment opportunities. In addition to traditional research activities, the portfolio managers use Grassroots (SM) Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a "second look" at potential investments and checks marketplace assumptions about market demand for particular products and services. The Fund may utilize foreign currency exchange contracts, options and other derivatives instruments (such as forward currency exchange contracts and stock index futures contracts) primarily for risk management or hedging purposes. The portfolio managers sell securities as they deem appropriate in accordance with sound investment practices and the Fund's investment objectives and as necessary for redemption purposes.

             In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in investment-grade debt securities. This would be inconsistent with the Fund's investment objective and principal strategies.

--------------------------------------------------------------------------------
Principal   Among the principal risks of investing in the Fund, which could
Risks       adversely affect its net asset value, yield and total return, are:

              . Market Risk      . Sector Specific                      . Focused
              . Issuer Risk        Risk                                   Investment Risk
              . Growth           . Technology Related                   . Turnover Risk
                Securities         Risk                                 . Credit Risk
                Risk             . IPO Risk                             . Management Risk
              . Smaller          . Foreign (non-U.S.) Investment Risk
                Company Risk     . Emerging Markets
              . Liquidity Risk     Risk
              . Derivatives      . Currency Risk
                Risk

            Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.
  Prospectus
44

--------------------------------------------------------------------------------
Performance The Fund reorganized on February 1, 2002 when shares of a Information corresponding fund of Dresdner RCM Global Funds, Inc. (the "DRCM
            Fund") were exchanged for shares of the Fund. The following bar chart and the Average Annual Total Returns table show summary performance information for the DRCM Fund. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund's Class D shares, which are offered in a different prospectus. This is because the Fund did not offer A, B or C shares during the periods shown. For the periods prior to the inception of the Fund's Class A, B and C shares (2/5/02), performance information shown in the Average Annual Total Returns table shows performance of the Fund's Class D shares, adjusted to reflect the actual sales charges, distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class A, B and C shares. Although Class D and Class A, B and C shares would have similar annual returns (because all of the Fund's shares represent interests in the same portfolio of securities), Class A, B and C performance would be lower than Class D performance because of the lower expenses and no sales charges paid by Class D shares. The Fund's total expenses are expected to be higher than the DRCM Fund's historical total expenses. If the DRCM Fund had been subject to the Fund's higher expenses, the performance results shown would have been lower. The investment objective, and investment strategies and policies of the Fund are substantially similar to those of the DRCM Fund, which also was managed by the same portfolio managers as the Fund. The performance for the year 1999 benefited to a large extent from the result of investments in IPOs and market conditions during 1999. This performance may not be repeated in the future. Past performance is no guarantee of future results.

            Calendar Year Total Returns -- Institutional Class




                                                           Highest and Lowest
                                                           Quarter Returns
                                                           (for periods shown
                                                           in the bar chart)
                                                           --------------------
                                                           Highest (10/1/99-
                                                           12/31/99)     82.82%
                                                           --------------------
                                                           Lowest (10/1/00-
                                                           12/31/00)    -34.45%

                                    [CHART]

 1996    1997    1998     1999     2000      2001
 ----    ----    ----     ----     ----      ----
26.41%  27.08%  61.05%  182.95%  (14.33)%  (39.31)%


                   Calendar Year End (through 12/31)

            Average Annual Total Returns (for periods ended 12/31/01)

                                                                        Fund inception
                                                        1 Year  5 Years (12/27/95)(/3/)
            ---------------------------------------------------------------------------
         Institutional Class                            -39.31%  24.66% 24.99%
            ---------------------------------------------------------------------------
         Class A                                        -43.01% 22.53%  23.08%
            ---------------------------------------------------------------------------
         Class B                                        -43.15% 22.83%  23.32%
            ---------------------------------------------------------------------------
         Class C                                        -40.76% 23.01%  23.32%
            ---------------------------------------------------------------------------
         S&P 500 Index(/1/)                             -11.88%  10.70% 12.67%
            ---------------------------------------------------------------------------
         Lipper Science & Technology Fund Average(/2/)  -34.73%   9.06% 10.27%
            ---------------------------------------------------------------------------

            (1) The S&P 500 Index is an unmanaged index of large capitalization common stocks. It is not possible to invest directly in the index.
            (2) The Lipper Science & Technology Fund Average is a total return performance average of funds tracked by Lipper, Inc. that invest at least 65% of their assets in science and technology stocks. It does not take into account sales charges.
            (3) The Fund began operations on 12/27/95. Index comparisons begin on 12/27/95.
                                            PIMCO Funds: Multi-Manager Series

--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Class A, B or C shares of the Fund:
of the
Fund

            Shareholder Fees (fees paid directly from your investment)

                  Maximum Sales Charge (Load) Imposed              Maximum Contingent Deferred Sales Charge (Load)
                  on Purchases (as a percentage of offering price) (as a percentage of original purchase price)
            ------------------------------------------------------------------------------------------------------
         Class A  5.50%                                            1%(/1/)
            ------------------------------------------------------------------------------------------------------
         Class B  None                                             5%(/2/)
            ------------------------------------------------------------------------------------------------------
         Class C  1%                                               1%(/3/)
            ------------------------------------------------------------------------------------------------------

            (1) Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
            (2) The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under "Investment Options--Class A, B and C Shares--Contingent Deferred Sales Charges (CDSCs)--Class B Shares."
            (3) The CDSC on Class C shares is imposed only on shares redeemed in the first 18 months.

            Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

                               Distribution                          Total Annual
         Share                 And/or Service                        Fund Operating
          Class  Advisory Fees (12b-1) Fees(/1/) Other Expenses(/2/) Expenses
            -----------------------------------------------------------------------
         Class A      0.95%         0.25%             0.55%               1.75%
            -----------------------------------------------------------------------
         Class B      0.95          1.00              0.55                2.50
            -----------------------------------------------------------------------
         Class C      0.95          1.00              0.55                2.50
            -----------------------------------------------------------------------

            (1) Due to the 12b-1 distribution fee imposed on Class B and Class
                C shares, Class B or Class C shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.
            (2) Other Expenses, which are based on estimated amounts for the current fiscal year, reflects a 0.55% Administrative Fee paid by each class, which is subject to a reduction of 0.05% on average daily net assets attributable in the aggregate to the Fund's Class A, B and C shares in excess of $2.5 billion.

            Examples. The Examples are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.(/1/)

                      Example: Assuming you redeem
                      your shares at the end of      Example: Assuming you do not
                      each period                    redeem your shares
         Share Class  Year 1 Year 3 Year 5 Year 10 Year 1 Year 3 Year 5 Year 10
            -------------------------------------------------------------------
         Class A      $  718 $1,071 $1,447 $ 2,499 $  718 $1,071 $1,447 $ 2,499
            -------------------------------------------------------------------
         Class B         753  1,079  1,531   2,648    253    779  1,331   2,648
            -------------------------------------------------------------------
         Class C         353    779  1,331   2,836    253    779  1,331   2,836
            -------------------------------------------------------------------

  Prospectus
46

            PIMCO RCM International Growth Equity Fund

--------------------------------------------------------------------------------

Principal        Investment Objective                   Fund Focus                                 Approximate Capitalization Range
Investments      Seeks long-term capital appreciation   Equity securities of companies worldwide   All capitalizations
and Strategies
                 Fund Category                          Approximate Number of Holdings             Dividend Frequency
                 International Stocks                   75-115                                     At least annually

            The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in equity securities of non-U.S. companies. While the Fund invests in issuers located in at least ten different countries, the Fund may invest up to 65% of its assets in companies organized or headquartered in Japan, the United Kingdom or Germany, and up to 25% of its assets in companies organized or headquartered in any other country outside the U.S. The Fund may invest 30% of its assets in companies organized or headquartered in emerging market countries (but no more than 10% in any one emerging market country). The Fund may also invest up to 10% of its assets in U.S. companies. The Fund primarily invests in companies with market capitalizations in excess of $1 billion (as measured at the time of purchase). No more than 15% of the Fund's assets shall be invested in companies with market capitalizations below $100 million (as measured at the time of purchase). The Fund may also from time to time invest a significant portion of its assets in one or more sectors of the economy, including the financial sector.

             In making investment decisions for the Fund, the portfolio management team develops forecasts of economic growth, inflation, and interest rates that it uses to help identify those regions and individual countries that it believes are likely to offer the best investment opportunities. In analyzing specific companies for possible investment, the portfolio management team may consider the anticipated economic growth rate, political outlook, inflation rate, currency outlook and interest rate environment for the country and the region in which the company is located. The portfolio management team ordinarily looks for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; and differentiated or superior products and services and a steady stream of new products and services. Investments are not restricted to companies with a record of dividend payments. The MSCI-EAFE Index and the MSCI-ACWI Index are the Fund's performance benchmarks. The portfolio management team bases its security selection on the relative investment merits of each company and industry and will not seek to duplicate the sector or stock allocations of the Fund's benchmarks. The Fund is "non-diversified," which means that it invests in a relatively small number of issuers.

             In addition to traditional research activities, the portfolio management team uses GrassrootsSM Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a "second look" at potential investments and checks marketplace assumptions about market demand for particular products and services. The Fund may utilize foreign currency exchange contracts, options and other derivatives instruments (such as forward currency exchange contracts and stock index futures contracts) primarily for risk management or hedging purposes. The portfolio management team sells securities as it deems appropriate in accordance with sound investment practices and the Fund's investment objectives and as necessary for redemption purposes.

             In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in investment-grade debt securities. This would be inconsistent with the Fund's investment objective and principal strategies.

--------------------------------------------------------------------------------
Principal  Among the principal risks of investing in the Fund, which could
Risks      adversely affect its net asset value, yield and total return, are:

              .  Market Risk              .  Derivatives Risk                     .  Focused Investment Risk
              .  Issuer Risk              .  Sector Specific Risk                 .  Leveraging Risk
              .  Growth Securities Risk   .  Foreign (non-U.S.) Investment Risk   .  Turnover Risk
              .  Smaller Company Risk     .  Emerging Markets Risk                .  Credit Risk
              .  Liquidity Risk           .  Currency Risk                        .  Management Risk

            Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.
                                            PIMCO Funds: Multi-Manager Series

--------------------------------------------------------------------------------
Performance The Fund reorganized on February 1, 2002 when shares of a Information corresponding fund of Dresdner RCM Global Funds, Inc. (the "DRCM
            Fund") were exchanged for shares of the Fund. The following bar chart and Average Annual Total Returns table show summary performance information for the DRCM Fund. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund's Institutional Class shares, which are offered in a different prospectus. This is because the Fund did not offer A, B or C shares for a full calendar year during the periods shown. For the periods prior to the inception of the Fund's Class A, B and C shares (2/5/02), performance information shown in the Average Annual Total Returns table shows performance of the Fund's Institutional Class shares, adjusted to reflect the actual sales charges, distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class A, B and C shares. Although Institutional Class and Class A, B and C shares would have similar annual returns (because all of the Fund's shares represent interests in the same portfolio of securities), Class A, B and C performance would be lower than Institutional
            Class performance because of the lower expenses and no sales charges paid by Institutional Class shares. The investment objective, and investment strategies and policies of the Fund are substantially similar to those of the DRCM Fund, which also was managed by the same portfolio management team as the Fund. Past performance is no guarantee of future results.

            Calendar Year Total Returns -- Institutional Class



                                                           Highest and Lowest
                                                           Quarter Returns
                                                           (for periods shown
                                                           in the bar chart)
                                                           --------------------
                                                           Highest (10/1/99-
                                                           12/31/99______41.32%)
                                                           --------------------
                                                           Lowest (1/1/01-
                                                           3/31/01______-18.42%)

                                    [CHART]

 1995    1996    1997    1998    1999    2000     2001
 ----    ----    ----    ----    ----    ----     ----
17.98%  19.31%  17.93%  13.81%  60.66% (26.76)% (31.96)%

                   Calendar Year End (through 12/31)

            Average Annual Total Returns (for periods ended 12/31/01)

                                                                  Fund inception
                                                  1 Year  5 Years (5/22/95)(/4/)
            --------------------------------------------------------------------
         Institutional Class                      -31.96%   1.45%  5.97%
            --------------------------------------------------------------------
         Class A                                  -36.00%  -0.15%  4.58%
            --------------------------------------------------------------------
         Class B                                  -36.07%  -0.04%  4.68%
            --------------------------------------------------------------------
         Class C                                  -33.45%   0.23%  4.68%
            --------------------------------------------------------------------
         MSCI-EAFE Index(/1/)                     -21.20%   1.17%  2.79%
            --------------------------------------------------------------------
         MSCI-ACWI Ex-U.S. Index(/2/)             -19.50%   0.89%  2.89%
            --------------------------------------------------------------------
         Lipper International Funds Average(/3/)  -21.71%   1.94%  4.11%
            --------------------------------------------------------------------

            (1) The Morgan Stanley Capital International Europe Australasia
                Far East ("MSCI-EAFE") Index is a widely recognized, unmanaged index of issuers in the countries of Europe, Australia and the Far East. It is not possible to invest directly in the index.
            (2) The Morgan Stanley All Country World Free ("MSCI-ACWI") Ex-
                U.S. Index is a widely recognized, unmanaged index of issuers located in countries throughout the world, representing both developed and emerging markets, excluding the United States. It is not possible to invest directly in the index.
            (3) The Lipper International Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest their assets in securities with primary trading markets outside of the United States. It does not take into account sales charges.
            (4) The Fund began operations on 5/22/95. Index comparisons begin on 5/22/95.
  Prospectus
48

--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Class A, B or C shares of the Fund:
of the
Fund

            Shareholder Fees (fees paid directly from your investment)

                  Maximum Sales Charge (Load) Imposed              Maximum Contingent Deferred Sales Charge (Load)
                  on Purchases (as a percentage of offering price) (as a percentage of original purchase price)
            ------------------------------------------------------------------------------------------------------
         Class A  5.50%                                            1%(/1/)
            ------------------------------------------------------------------------------------------------------
         Class B  None                                             5%(/2/)
            ------------------------------------------------------------------------------------------------------
         Class C  1%                                               1%(/3/)
            ------------------------------------------------------------------------------------------------------

            (1) Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
            (2) The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under "Investment Options--Class A, B and C Shares--Contingent Deferred Sales Charges (CDSCs)--Class B Shares."
            (3) The CDSC on Class C shares is imposed only on shares redeemed in the first 18 months.

            Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

                               Distribution                    Total Annual
                      Advisory And/or Service    Other         Fund Operating
         Share Class  Fees     (12b-1) Fees(/1/) Expenses(/2/) Expenses
            -----------------------------------------------------------------
         Class A      0.50%    0.25%             0.70%         1.45%
            -----------------------------------------------------------------
         Class B      0.50     1.00              0.70          2.20
            -----------------------------------------------------------------
         Class C      0.50     1.00              0.70          2.20
            -----------------------------------------------------------------

            (1) Due to the 12b-1 distribution fee imposed on Class B and Class
                C shares, Class B or Class C shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.
            (2) Other Expenses, which are based on estimated amounts for the current fiscal year, reflects a 0.70% Administrative Fee paid by each class, which is subject to a reduction of 0.05% on average daily net assets attributable in the aggregate to the Fund's Class A, B and C shares in excess of $2.5 billion.

            Examples. The Examples are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.(/1/)

                      Example: Assuming you redeem
                      your shares at the end of    Example: Assuming you do not
                      each period                  redeem your shares
         Share Class  Year 1 Year 3 Year 5 Year 10 Year 1 Year 3 Year 5 Year 10
            -------------------------------------------------------------------
         Class A      $  689 $  983 $1,299 $ 2,190 $  689 $  983 $1,299 $ 2,190
            -------------------------------------------------------------------
         Class B         723    988  1,380   2,342    223    688  1,180   2,342
            -------------------------------------------------------------------
         Class C         323    688  1,180   2,534    223    688  1,180   2,534
            -------------------------------------------------------------------

                                            PIMCO Funds: Multi-Manager Series

            PIMCO RCM Large-Cap Growth Fund

--------------------------------------------------------------------------------

Principal         Investment Objective                    Fund Focus                               Approximate Capitalization Range
Investments       Seeks long-term capital appreciation    Large capitalization equity securities   At least $3 billion
and Strategies
                  Fund Category                           Approximate Number of Holdings           Dividend Frequency
                  U.S. Stocks                             45-85                                    At least annually

            The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in equity securities of U.S. companies with large market capitalizations. The Sub-Adviser defines "large capitalization" companies as those with market capitalizations of at least $3 billion (as measured at the time of purchase). The Fund may also invest 20% of its assets in foreign securities (but no more than 10% in any one country other than the U.S. or 10% in companies organized or headquartered in emerging market countries). The Fund may also from time to time invest a significant percentage of its assets in the technology and/or healthcare sectors.

             In analyzing specific companies for possible investment, the portfolio management team ordinarily looks for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; and differentiated or superior products and services and a steady stream of new products and services. Investments are not restricted to companies with a record of dividend payments. The S&P 500 is the Fund's performance benchmark. The portfolio management team bases its security selection on the relative investment merits of each company and industry and will not seek to duplicate the sector or stock allocations of the Fund's benchmark.

             In addition to traditional research activities, the portfolio management team uses Grassroots(SM) Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a "second look" at potential investments and checks marketplace assumptions about market demand for particular products and services. The portfolio management team sells securities as it deems appropriate in accordance with sound investment practices and the Fund's investment objectives and as necessary for redemption purposes.

             In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in investment-grade debt securities. This would be inconsistent with the Fund's investment objective and principal strategies.

--------------------------------------------------------------------------------
Principal   Among the principal risks of investing in the Fund, which could
Risks       adversely affect its net asset value, yield and total return, are:

                .  Market Risk              .  Sector Specific Risk                 .  Emerging Markets Risk
                .  Issuer Risk              .  Foreign (non-U.S.) Investment Risk   .  Credit Risk
                .  Growth Securities Risk   .  Currency Risk                        .  Management Risk
                .  Liquidity Risk

            Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.
  Prospectus
50

--------------------------------------------------------------------------------

Performance The Fund reorganized on February 1, 2002 when shares of a Information corresponding fund of Dresdner RCM Global Funds, Inc. (the "DRCM
            Fund") were exchanged for shares of the Fund. The following bar chart and Average Annual Total Returns table show summary performance information for the DRCM Fund. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund's Institutional Class shares, which are offered in a different prospectus. This is because the Fund did not offer A, B or C shares during the periods shown. For the periods prior to the inception of the Fund's Class A, B and C shares (2/5/02), performance information shown in the Average Annual Total Returns table shows performance of the Fund's Institutional Class shares, adjusted to reflect the actual sales charges, distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class A, B and C shares. Although Institutional Class and Class A, B and C shares would have similar annual returns (because all of the Fund's shares represent interests in the same portfolio of securities), Class A, B and C performance would be lower than Institutional Class performance because of the lower expenses and no sales charges paid by Institutional Class shares. The investment objective, and investment strategies and policies of the Fund are substantially similar to those of the DRCM Fund, which also was managed by the same portfolio management team as the Fund. Past performance is no guarantee of future results.

            Calendar Year Total Returns -- Institutional Class



                                                           Highest and Lowest
                                                           Quarter Returns
                                                           (for periods shown
                                                           in the bar chart)
                                                           --------------------
                                                           Highest (10/1/98-
                                                           12/31/98)     29.25%
                                                           --------------------
                                                           Lowest (1/1/01-
                                                           3/31/01)     -19.06%

                                    [CHART]

 1997    1998    1999    2000     2001
 ----    ----    ----    ----     ----
31.99%  44.11%  44.84%  (8.37)% (21.99)%

                   Calendar Year End (through 12/31)

            Average Annual Total Returns (for periods ended 12/31/01)

                                                                  Fund inception
                                          1 Year      5 Years     (12/31/96)(/3/)
            ---------------------------------------------------------------------
         Institutional Class              -21.99%     14.51%      14.51%
            ---------------------------------------------------------------------
         Class A                          -26.62%     12.72%      12.72%
            ---------------------------------------------------------------------
         Class B                          -26.79%     12.91%      12.91%
            ---------------------------------------------------------------------
         Class C                          -23.71%     13.16%      13.16%
            ---------------------------------------------------------------------
         S&P 500 Index(/1/)               -11.88%     10.70%      10.70%
            ---------------------------------------------------------------------
         Lipper Large-Cap Growth Funds
          Average(/2/)                    -22.94%      8.15%       8.15%
            ---------------------------------------------------------------------

            (1) The S&P 500 Index is an unmanaged index of large capitalization common stocks. It is not possible to invest directly in the index.
            (2) The Lipper Large-Cap Growth Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest primarily in companies with market capitalizations of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. It does not take into account sales charges.
            (3) The Fund began operations on 12/31/96. Index comparisons begin on 12/31/96.
                                            PIMCO Funds: Multi-Manager Series

--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Class A, B or C shares of the Fund:
of the
Fund

            Shareholder Fees (fees paid directly from your investment)

                  Maximum Sales Charge (Load) Imposed              Maximum Contingent Deferred Sales Charge (Load)
                  on Purchases (as a percentage of offering price) (as a percentage of original purchase price)
            ------------------------------------------------------------------------------------------------------
         Class A  5.50%                                            1%(/1/)
            ------------------------------------------------------------------------------------------------------
         Class B  None                                             5%(/2/)
            ------------------------------------------------------------------------------------------------------
         Class C  None                                             1%(/3/)
            ------------------------------------------------------------------------------------------------------

            (1) Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
            (2) The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under "Investment Options--Class A, B and C Shares--Contingent Deferred Sales Charges (CDSCs)--Class B Shares."
            (3) The CDSC on Class C shares is imposed only on shares redeemed in the first year.

            Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

                               Distribution                    Total Annual
                      Advisory And/or Service    Other         Fund Operating
         Share Class  Fees     (12b-1) Fees(/1/) Expenses(/2/) Expenses
            -----------------------------------------------------------------
         Class A      0.45%    0.25%             0.50%         1.20%
            -----------------------------------------------------------------
         Class B      0.45     1.00              0.50          1.95
            -----------------------------------------------------------------
         Class C      0.45     1.00              0.50          1.95
            -----------------------------------------------------------------

            (1) Due to the 12b-1 distribution fee imposed on Class B and Class C shares, Class B or Class C shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.
            (2) Other Expenses, which are based on estimated amounts for the current fiscal year, reflects a 0.50% Administrative Fee paid by each class, which is subject to a reduction of 0.05% on average daily net assets attributable in the aggregate to the Fund's Class A, B and C shares in excess of $2.5 billion.

            Examples. The Examples are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.(/1/)

                      Example: Assuming you redeem
                      your shares at the end of    Example: Assuming you do not
                      each period                  redeem your shares
         Share Class  Year 1 Year 3 Year 5 Year 10 Year 1 Year 3 Year 5 Year 10
            -------------------------------------------------------------------
         Class A      $  666 $  910 $1,173 $ 1,925 $  666 $  910 $1,173 $ 1,925
            -------------------------------------------------------------------
         Class B         698    912  1,252   2,078    198    612  1,052   2,078
            -------------------------------------------------------------------
         Class C         198    612  1.052   2,275    198    612  1,052   2,275
            -------------------------------------------------------------------

  Prospectus
52

            PIMCO RCM Mid-Cap Fund

--------------------------------------------------------------------------------
Principal     Investment          Fund Focus              Approximate
Investments   Objective           Equity and equity-      Capitalization
and           Seeks long-term     related securities      Range
Strategies    capital             of U.S. companies       Up to $15.7 billion
              appreciation        with small and
                                  medium market
                                  capitalizations

              Fund Category       Approximate Number      Dividend Frequency
              U.S. Stocks         of Holdings             At least annually
                                  85-125

            The Fund seeks to achieve its investment objective by normally investing 65% of its assets (which includes cash) and at least 80% of its investments (which excludes cash) in equity and equity-related securities of small- to medium-sized U.S. companies with market capitalizations comparable to those companies included in the Russell Mid-Cap Growth Index, which ranged from $24 million to $15.7 billion as of December 31, 2001. Equity-related securities include preferred stock, convertible preferred stock, convertible debt obligations, warrants or other rights to acquire stock. The Fund may also invest up to 10% of its assets in foreign securities. The Fund may from time to time invest a significant percentage of its assets in the technology and/or healthcare sectors.

             In analyzing specific companies for possible investment, the portfolio management team ordinarily looks for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; and differentiated or superior products and services and a steady stream of new products and services. Investments are not restricted to companies with a record of dividend payments. The S&P 500 is the Fund's performance benchmark. The portfolio management team bases its security selection on the relative investment merits of each company and industry and will not seek to duplicate the sector or stock allocations of the Fund's benchmark.

             In addition to traditional research activities, the portfolio management team uses Grassroots(SM) Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a "second look" at potential investments and checks marketplace assumptions about market demand for particular products and services. The portfolio management team sells securities as it deems appropriate in accordance with sound investment practices and the Fund's investment objectives and as necessary for redemption purposes.

             In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in investment-grade debt securities. This would be inconsistent with the Fund's investment objective and principal strategies.

--------------------------------------------------------------------------------
Principal   Among the principal risks of investing in the Fund, which could
Risks       adversely affect its net asset value, yield and total return are:

              . Market Risk       . Liquidity Risk           . Currency Risk
              . Issuer Risk       . Sector Specific Risk     . Turnover Risk
              . Growth            . Foreign (non-U.S.)       . Credit Risk
                Securities Risk     Investment Risk          . Management Risk
              . Smaller Company   . Emerging Markets Risk
                Risk

            Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.
                                            PIMCO Funds: Multi-Manager Series

--------------------------------------------------------------------------------
Performance The Fund reorganized on February 1, 2002 when shares of a Information corresponding fund of Dresdner RCM Global Funds, Inc. (the "DRCM
            Fund") were exchanged for shares of the Fund. The following bar chart and Average Annual Total Returns table show summary performance information for the DRCM Fund. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund's Institutional Class shares, which are offered in a different prospectus. This is because the Fund did not offer A, B or C shares during the periods shown. For the periods prior to the inception of the Fund's Class A, B and C shares (2/5/02), performance information shown in the Average
            Annual Total Returns table shows performance of the Fund's Institutional Class shares, adjusted to reflect the actual sales charges, distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class A, B and C shares. Although Institutional Class and Class A, B and C shares would have similar annual returns (because all of the Fund's shares represent interests in the same portfolio of securities), Class A, B and C performance would be lower than Institutional Class performance because of the lower expenses and no sales charges paid by Institutional Class shares. The investment objective, and investment strategies and policies of the Fund are substantially similar to those of the DRCM Fund, which also was managed by the same portfolio management team as the Fund. Past performance is no guarantee of future results.

            Calendar Year Total Returns -- Institutional Class

                                                           Highest and Lowest
                                                           Quarter Returns
                                                           (for periods shown
                                                           in the bar chart)
                                                           --------------------
                                                           Highest (10/1/99-
                                                           12/31/99______42.24%)
                                                           Lowest (1/1/01-
                                                           3/31/01______-25.02%)


                                    [CHART]

 1992    1993    1994    1995    1996    1997    1998   1999   2000    2001
 ----    ----    ----    ----    ----    ----    ----   ----   ----    ----
 7.03%  10.72%   0.76%  34.53%  19.07%  17.50%  15.06% 60.18%  1.25% (24.62)%


                   Calendar Year End (through 12/31)


            Average Annual Total Returns (for periods ended 12/31/01)

                                                               Fund inception
                                      1 Year  5 Years 10 Years (11/6/79)(3)
            -----------------------------------------------------------------
         Institutional Class          -24.62%  10.57% 12.20%   17.79%
            -----------------------------------------------------------------
         Class A                      -29.14%   8.78% 11.01%   16.92%
            -----------------------------------------------------------------
         Class B                      -29.27%   9.14% 11.02%   16.92%
            -----------------------------------------------------------------
         Class C                      -26.29%   9.25% 10.86%   16.41%
            -----------------------------------------------------------------
         Russell Midcap Growth
          Index(/1/)                   -5.62%  11.40% 13.58%   15.59%
            -----------------------------------------------------------------
         Lipper Mid-Cap Growth Funds
          Average(/2/)                -21.17%   7.64%  9.88%   12.66%
            -----------------------------------------------------------------

            (1) The Russell Mid-Cap Growth Index is an unmanaged index that measures the performance of those Russell Mid-Cap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000(R) Growth Index. It is not possible to invest directly in the index.
            (2) The Lipper Mid-Cap Growth Funds Average is a total return performance average of funds tracked by Lipper, Inc. that normally invest primarily in companies with market capitalizations less than $5 billion at the time of purchase. It does not take into account sales charges.
            (3) The Fund began operations on 11/6/79. Index comparisons begin on 11/6/79.
  Prospectus
54

--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Class A, B or C shares of the Fund: Shareholder Fees
of the      (fees paid directly from your investment)
Fund

                  Maximum Sales Charge (Load) Imposed              Maximum Contingent Deferred Sales Charge (Load)
                  on Purchases (as a percentage of offering price) (as a percentage of original purchase price)
            ------------------------------------------------------------------------------------------------------
         Class A  5.50%                                            1%(/1/)
            ------------------------------------------------------------------------------------------------------
         Class B  None                                             5%(/2/)
            ------------------------------------------------------------------------------------------------------
         Class C  None                                             1%(/3/)
            ------------------------------------------------------------------------------------------------------

            (1) Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
            (2) The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under "Investment Options--Class A, B and C Shares--Contingent Deferred Sales Charges (CDSCs)--Class B Shares."
            (3) The CDSC on Class C shares is imposed only on shares redeemed in the first year.

            Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

                                    Distribution                          Total Annual
                                    And/or Service                        Fund Operating
         Share Class  Advisory Fees (12b-1) Fees(/1/) Other Expenses(/2/) Expenses
            ----------------------------------------------------------------------------
         Class A      0.47%         0.25%             0.50%               1.22%
            -----------------------------------------------------------------------
         Class B      0.47          1.00              0.50                1.97
            -----------------------------------------------------------------------
         Class C      0.47          1.00              0.50                1.97
            -----------------------------------------------------------------------

            (1) Due to the 12b-1 distribution fee imposed on Class B and Class C shares, Class B or Class C shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.
            (2) Other Expenses, which are based on estimated amounts for the current fiscal year, reflects a 0.50% Administrative Fee paid by each class, which is subject to a reduction of 0.05% on average daily net assets attributable in the aggregate to the Fund's Class A, B and C shares in excess of $2.5 billion.

            Examples. The Examples are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.(/1/)

                      Example: Assuming you redeem
                      your shares at the end of    Example: Assuming you do not
                      each period                  redeem your shares
         Share Class  Year 1 Year 3 Year 5 Year 10 Year 1 Year 3 Year 5 Year 10
            -------------------------------------------------------------------
         Class A      $  667 $  916 $1,183 $ 1,946 $  667 $  916 $1,183 $ 1,946
            -------------------------------------------------------------------
         Class B         700    918  1,262   2,099    200    618  1,062   2,099
            -------------------------------------------------------------------
         Class C         200    618  1,062   2,296    200    618  1,062   2,296
            -------------------------------------------------------------------

                                            PIMCO Funds: Multi-Manager Series

            PIMCO RCM Tax-Managed Growth Fund

-------------------------------------------------------------------------------
Principal     Investment           Fund Focus
Investments   Objective            Equity                Approximate
and           Seeks after-tax      securities of         Capitalization
Strategies    growth of            U.S. companies        Range
              capital                                    All
                                                         capitalizations

              Fund Category        Approximate           Dividend Frequency
              Enhanced Stocks      Number of             At least annually
                                   Holdings
                                   25-65
            The Fund attempts to enhance the after-tax returns of shareholders by investing in a broadly diversified portfolio of equity securities of U.S. companies. The Fund invests in companies of all capitalizations, ranging from larger well-established companies to smaller emerging-growth companies. The Fund may invest up to 20% of its assets in companies with market capitalizations below $500 million (as measured at the time of purchase). The Fund may also invest up to 25% of its assets in foreign securities (but no more than 10% in any one country other than the U.S.) and up to 5% of its assets in companies located in emerging market countries. The Fund may also from time to time invest a significant percentage of its assets in the technology and/or healthcare sectors.

             To maximize after-tax returns, the Fund may use certain
            investment techniques designed to reduce capital gains distributions to shareholders. These techniques may include, among others, holding securities long enough to avoid higher, short-term capital gains taxes, selling shares with a higher cost basis first, and selling securities that have declined in value to offset past or future gains realized on the sale of other securities. These techniques will not completely eliminate taxable distributions by the Fund. In analyzing specific companies for possible investment, the portfolio manager ordinarily looks for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; and differentiated or superior products and services and a steady stream of new products and services. Investments are not restricted to companies with a record of dividend payments. The S&P 500 is the Fund's performance benchmark. The portfolio management team bases its security selection on the relative investment merits of each company and industry and will not seek to duplicate the sector or stock allocations of the Fund's benchmark.

             In addition to traditional research activities, the portfolio management team uses Grassroots(SM) Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a "second look" at potential investments and checks marketplace assumptions about market demand for particular products and services. The Fund may utilize foreign currency exchange contracts, options and other derivatives instruments (such as forward currency exchange contracts and stock index futures contracts) primarily for risk management or hedging purposes. The portfolio management team sells securities as it deems appropriate in accordance with sound investment practices and the Fund's investment objectives and as necessary for redemption purposes.

             In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in investment-grade debt securities. This would be inconsistent with the Fund's investment objective and principal strategies.

-------------------------------------------------------------------------------
Principal   Among the principal risks of investing in the Fund, which could
Risks       adversely affect its net asset value, yield and total return, are:

                 . Market Risk             . Liquidity Risk                      . Currency Risk
                 . Issuer Risk             . Derivatives Risk                    . Sector Specific Risk
                 . Growth Securities Risk  . Foreign (non-U.S.) Investment Risk  . Leveraging Risk
                 . Smaller Company Risk    . Emerging Markets Risk               . Management Risk

            Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.
  Prospectus
56

--------------------------------------------------------------------------------
Performance The Fund reorganized on February 1, 2002 when shares of a Information corresponding fund of Dresdner RCM Global Funds, Inc. (the "DRCM
            Fund") were exchanged for shares of the Fund. The following bar chart and Average Annual Total Returns table show summary performance information for the DRCM Fund. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund's Institutional Class shares, which are offered in a different prospectus. This is because the Fund did not offer A, B or C shares during the periods shown. For the periods prior to the inception of the Fund's Class A, B and C shares (2/5/02), performance information shown in the Average
            Annual Total Returns table shows performance of the Fund's Institutional Class shares, adjusted to reflect the actual sales charges, distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class A, B and C shares. Although Institutional Class and Class A, B and C shares would have similar annual returns (because all of the Fund's shares represent interests in the same portfolio of securities), Class A, B and C performance would be lower than Institutional Class performance because of the lower expenses and no sales charges paid by Institutional Class shares. The investment objective, and investment strategies and policies of the Fund are substantially similar to those of the DRCM Fund, which also was managed by the same portfolio management team as the Fund. Past performance is no guarantee of future results.

            Calendar Year Total Returns -- Institutional Class



                                                           Highest and Lowest
                                                           Quarter Returns
                                                           (for periods shown
                                                           in the bar chart)
                                                           --------------------
                                                           Highest (10/1/99-
                                                           12/31/99______31.98%)
                                                           --------------------
                                                           Lowest (1/1/01-
                                                           3/31/01______-18.29%)

                                    [CHART]

 1999    2000     2001
 ----    ----     ----
52.44%  (8.07)%  (21.63)%

                   Calendar Year End (through 12/31)

            Average Annual Total Returns (for periods ended 12/31/01)

                                                                 Fund Inception
                                                     1 Year      (12/30/98)(/3/)
            --------------------------------------------------------------------
         Institutional Class                         -21.63%      3.17%
            --------------------------------------------------------------------
         Class A                                     -26.01%      1.15%
            --------------------------------------------------------------------
         Class B                                     -26.19%      1.33%
            --------------------------------------------------------------------
         Class C                                     -23.08%      2.30%
            --------------------------------------------------------------------
         S&P 500 Index(/1/)                          -11.88%     -1.03%
            --------------------------------------------------------------------
         Lipper Large-Cap Growth Funds Average(/2/)  -22.94%     -3.82%
            --------------------------------------------------------------------

            (1) The S&P 500 Index is an unmanaged index of large capitalization common stocks. It is not possible to invest directly in the index.
            (2) The Lipper Large-Cap Growth Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest primarily in companies with market capitalizations of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. It does not take into account sales charges.
            (3) The Fund began operations on 12/30/98. Index comparisons begin on 12/30/98.
                                            PIMCO Funds: Multi-Manager Series

--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Class A, B or C shares of the Fund:
of the
Fund

            Shareholder Fees (fees paid directly from your investment)

                  Maximum Sales Charge (Load) Imposed              Maximum Contingent Deferred Sales Charge (Load)
                  on Purchases (as a percentage of offering price) (as a percentage of original purchase price)
            ------------------------------------------------------------------------------------------------------
         Class A  5.50%                                            1%(/1/)
            ------------------------------------------------------------------------------------------------------
         Class B  None                                             5%(/2/)
            ------------------------------------------------------------------------------------------------------
         Class C  None                                             1%(/3/)
            ------------------------------------------------------------------------------------------------------

            (1) Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
            (2) The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under "Investment Options--Class A, B and C Shares--Contingent Deferred Sales Charges (CDSCs)--Class B Shares."
            (3) The CDSC on Class C shares is imposed only on shares redeemed in the first year.

            Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

                                      Distribution                    Total Annual
                                      And/or Service    Other         Fund Operating
          Share Class   Advisory Fees (12b-1) Fees(/1/) Expenses(/2/) Expenses
            ------------------------------------------------------------------------
         Class A  0.60%         0.25%             0.50%         1.35%
            ------------------------------------------------------------------------
         Class B  0.60          1.00              0.50          2.10
            ------------------------------------------------------------------------
         Class C  0.60          1.00              0.50          2.10
            ------------------------------------------------------------------------

            (1) Due to the 12b-1 distribution fee imposed on Class B and Class C shares, Class B or Class C shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.
            (2) Other Expenses, which are based on estimated amounts for the current fiscal year, reflects a 0.60% Administrative Fee paid by each class, which is subject to a reduction of 0.05% on average daily net assets attributable in the aggregate to the Fund's Class A, B and C shares in excess of $2.5 billion.

            Examples. The Examples are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.(/1/)

                      Example: Assuming you redeem
                      your shares                  Example: Assuming you do not
                      at the end of each period    redeem your shares
         Share Class  Year 1 Year 3 Year 5 Year 10 Year 1 Year 3 Year 5 Year 10
            -------------------------------------------------------------------
         Class A      $  680 $  954 $1,249 $ 2,085 $  680 $  954 $1,249 $ 2,085
            -------------------------------------------------------------------
         Class B         713    958  1,329   2,237    213    658  1,129   2,237
            -------------------------------------------------------------------
         Class C         213    658  1,129   2,431    213    658  1,129   2,431
            -------------------------------------------------------------------

  Prospectus
58

            PIMCO Renaissance Fund

--------------------------------------------------------------------------------
Principal     Investment           Fund Focus             Approximate
Investments   Objective            Undervalued stocks     Capitalization
and           Seeks long-term      with improving         Range
Strategies    growth of            business               All capitalizations
              capital and          fundamentals
              income                                      Dividend Frequency
                                   Approximate Number     At least annually
              Fund                 of Holdings
              Category             50-80
              Value Stocks

            The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of companies with below-average valuations whose business fundamentals are expected to improve. Although the Fund typically invests in companies with market capitalizations of $1 billion to $10 billion at the time of investment, it may invest in companies in any capitalization range. To achieve income, the Fund invests a portion of its assets in income-producing (e.g., dividend-paying) stocks.

             The portfolio manager selects stocks for the Fund using a "value"
            style. The portfolio manager invests primarily in common stocks of companies having below-average valuations whose business fundamentals, such as market share, strength of management and competitive position, are expected to improve. The portfolio manager determines valuation based on characteristics such as price-to-earnings, price-to-book, and price-to-cash flow ratios. The portfolio manager analyzes stocks and seeks to identify the key drivers of financial results and catalysts for change, such as new management and new or improved products, that indicate a company may demonstrate improving fundamentals in the future. The portfolio manager looks to sell a stock when he believes that the company's business fundamentals are weakening or when the stock's valuation has become excessive.

             The Fund may also invest to a limited degree in other kinds of equity securities, including preferred stocks and convertible securities. The Fund may invest up to 15% of its assets in foreign securities, except that it may invest without limit in American Depository Receipts (ADRs).

             In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in high-quality fixed income securities. This would be inconsistent with the Fund's investment objective and principal strategies.

--------------------------------------------------------------------------------
Principal   Among the principal risks of investing in the Fund, which could
Risks       adversely affect its net asset value, yield and total return, are:

           . Market Risk            .Foreign Investment Risk .Credit Risk
           . Issuer Risk            .Currency Risk           .Management Risk
           . Value Securities Risk

             Please see "Summary of Principal Risks" following the Fund
            Summaries for a description of these and other risks of investing in the Fund.
                                            PIMCO Funds: Multi-Manager Series

--------------------------------------------------------------------------------
Performance The information below shows summary performance information for Information the Fund in a bar chart and an Average Annual Total Returns table.
            The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund's Class C shares, but the returns do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance for Class A, B and C shares in the Average Annual Total Returns table reflects the impact of sales charges.
            For periods prior to the inception of Class A shares (2/1/91) and Class B shares (5/22/95), performance information shown in the Average Annual Total Returns table for those classes is based on the performance of the Fund's Class C shares. The prior Class C performance has been adjusted to reflect the actual sales charges, distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class A and B shares. Prior to May 7, 1999, the Fund had a different sub-adviser and would not necessarily have achieved the performance results shown on the next page under its current investment management arrangements. Past performance is no guarantee of future results.

            Calendar Year Total Returns -- Class C



                                                            Highest and Lowest
                                                            Quarter Returns
                                                            (for periods shown
                                                            in the bar chart)
                                                            --------------------
                                                            Highest (10/1/01-
                                                            12/31/01)     20.95%
                                                            --------------------
                                                            Lowest (7/1/98-
                                                            9/30/98)     -16.77%

                                    [CHART]

 1992    1993    1994    1995    1996   1997    1998    1999    2000    2001
 ----    ----    ----    ----    ----   ----    ----    ----    ----    ----
 7.78%  21.23%  (5.05)% 27.61%  24.40% 34.90%  10.72%   9.02%  36.66%  18.51%

                  Calendar Year End (through 12/31)

            Average Annual Total Returns (for periods ended 12/31/01)

                                                               Fund Inception
                                       1 Year 5 Years 10 Years (4/18/88)(/3/)
            -----------------------------------------------------------------
         Class A                       12.84% 20.94%  18.13%   15.50%
            -----------------------------------------------------------------
         Class B                       13.52% 21.16%  18.17%   15.53%
            -----------------------------------------------------------------
         Class C                       17.51% 21.40%  17.91%   15.11%
            -----------------------------------------------------------------
         Russell Mid-Cap Value
          Index(/1/)                    2.33% 11.46%  14.41%   13.93%
            -----------------------------------------------------------------
         Lipper Multi-Cap Value Funds
          Average(/2/)                 -1.78% 10.51%  13.28%   12.75%
            -----------------------------------------------------------------

            (1) The Russell Mid-Cap Value Index is an unmanaged index that measures the performance of medium capitalization companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. It is not possible to invest directly in the index.
            (2) The Lipper Multi-Cap Value Funds Average is a total return performance average of funds tracked by Lipper Analytical Services, Inc. that invest in companies with a variety of capitalization ranges without concentrating in any one market capitalization range over an extended period of time.
            (3) The Fund began operations on 4/18/88. Index comparisons begin on 4/30/88.
  Prospectus
60

--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Class A, B or C shares of the Fund:
of the
Fund

            Shareholder Fees (fees paid directly from your investment)

                  Maximum Sales Charge (Load) Imposed              Maximum Contingent Deferred Sales Charge (Load)
                  on Purchases (as a percentage of offering price) (as a percentage of original purchase price)
            ------------------------------------------------------------------------------------------------------
         Class A  5.50%                                            1%(/1/)
            ------------------------------------------------------------------------------------------------------
         Class B  None                                             5%(/2/)
            ------------------------------------------------------------------------------------------------------
         Class C  None                                             1%(/3/)
            ------------------------------------------------------------------------------------------------------

            (1) Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
            (2) The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under "Investment Options--Class A, B and C Shares--Contingent Deferred Sales Charges (CDSCs)--Class B Shares."
            (3) The CDSC on Class C shares is imposed only on shares redeemed in the first year.

            Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

                               Distribution                    Total Annual
                      Advisory and/or Service    Other         Fund Operating
         Share Class  Fees     (12b-1) Fees(/1/) Expenses(/2/) Expenses
            -----------------------------------------------------------------
         Class A      0.60%    0.25%             0.40%         1.25%
            -----------------------------------------------------------------
         Class B      0.60     1.00              0.40          2.00
            -----------------------------------------------------------------
         Class C      0.60     1.00              0.40          2.00
            -----------------------------------------------------------------

            (1) Due to the 12b-1 distribution fee imposed on Class B and Class
                C shares, Class B or Class C shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.
            (2) Other Expenses reflects a 0.40% Administrative Fee paid by each class, which is subject to a reduction of 0.05% on average daily net assets attributable in the aggregate to the Fund's Class A, B and C shares in excess of $2.5 billion.

            Examples. The Examples are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

                                                                                           Example: Assuming you do not
                      Example: Assuming you redeem your shares at the end of each period   redeem your shares
         Share Class  Year 1           Year 3           Year 5           Year 10           Year 1 Year 3 Year 5 Year 10
            -----------------------------------------------------------------------------------------------------------
         Class A      $670             $925             $1,199           $1,978            $670   $925   $1,199 $1,978
            -----------------------------------------------------------------------------------------------------------
         Class B       703              927              1,278            2,131             203    627    1,078  2,131
            -----------------------------------------------------------------------------------------------------------
         Class C       303              627              1,078            2,327             203    627    1,078  2,327
            -----------------------------------------------------------------------------------------------------------

                                            PIMCO Funds: Multi-Manager Series

            PIMCO Select Growth Fund

--------------------------------------------------------------------------------
Principal     Investment             Fund Focus           Approximate
Investments   Objective              Larger               Capitalization Range
and           Seeks long-term        capitalization       At least $10
Strategies    growth of              common stocks        billion
              capital; income
              is an incidental       Approximate          Dividend Frequency
              consideration          Number of            At least
                                     Holdings             annually
              Fund Category          15-25
              Growth Stocks

            The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of "growth" companies with market capitalizations of at least $10 billion at the time of investment. The Fund normally invests in the securities of 15 to 25 issuers.

             The portfolio manager selects stocks for the Fund using a
            "growth" style. The portfolio manager seeks to identify companies with well-defined "wealth creating" characteristics, including superior earnings growth (relative to companies in the same industry or the market as a whole), high profitability and consistent, predictable earnings. In addition, through fundamental research, the portfolio manager seeks to identify companies that are gaining market share, have superior management and possess a sustainable competitive advantage, such as superior or innovative products, personnel and distribution systems. The Fund looks to sell a stock when the portfolio manager believes that its earnings, market sentiment or relative performance are disappointing or if an alternative investment is more attractive. The Fund is "non-diversified," which means that it invests in a relatively small number of issuers.

             The Fund may also invest to a limited degree in other kinds of equity securities, including preferred stocks and convertible securities. The Fund may invest up to 25% of its assets in foreign securities, except that it may invest without limit in American Depository Receipts (ADRs). The Fund has in the past invested a significant portion of its assets in technology or technology-related companies, although there is no assurance that it will continue to do so in the future. In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in high-quality fixed income securities. This would be inconsistent with the Fund's investment objective and principal strategies.

--------------------------------------------------------------------------------
Principal   Among the principal risks of investing in the Fund, which could
Risks       adversely affect its net asset value, yield and total return, are:

              . Market Risk              . Focused Investment Risk  . Currency Risk
              . Issuer Risk              . Growth Securities Risk   . Credit Risk
              . Technology Related Risk  . Foreign Investment Risk  . Management Risk

             Please see "Summary of Principal Risks" following the Fund
            Summaries for a description of these and other risks of investing in the Fund.
  Prospectus
62

--------------------------------------------------------------------------------
Performance The information below shows summary performance information for Information the Fund in a bar chart and an Average Annual Total Returns table.
            The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund's Class A shares, but the returns do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. For the periods prior to the inception of the Fund's Class A shares (3/31/00), performance information shown in the bar chart shows performance of the Fund's Institutional Class shares. Unlike the bar chart, performance for Class A, B, and C shares in the Average Annual Total Returns table reflects the impact of sales charges.
            For the periods prior to the inception of the Fund's Class A, B and C shares (3/31/00), performance information shown in the Average Annual Total Returns table shows performance of the Fund's Institutional Class shares, adjusted to reflect the actual sales charges, distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class A, B and C shares. Although Institutional Class and Class A, B and C shares would have similar annual returns (because all of the Fund's shares represent interests in the same portfolio of securities), Class A, B and C performance would be lower than Institutional Class performance because of the lower expenses and no sales charges paid by Institutional Class shares. The performance information on the next page for periods prior to April 1, 2000, reflects the Fund's advisory fee rate in effect prior to that date (0.57% per annum); these results would have been lower had the Fund's current advisory fee rate (0.60% per annum) then been in effect. Prior to July 1, 1999, the Fund had a different sub-adviser and would not necessarily have achieved the performance results shown on the next page under its current investment management arrangements. In addition, the Fund changed its investment objective and policies on April 1, 2000; the performance results shown on the next page would not necessarily have been achieved had the Fund's current objective and policies then been in effect. Past performance is no guarantee of future results.

            Calendar Year Total Returns -- Class A


                                                            Highest and Lowest
                                                            Quarter Returns
                                                            (for periods shown
                                                            in the bar chart)
                                                            --------------------
                                                            Highest (10/01/98-
                                                            12/31/98)     24.79%
                                                            --------------------
                                                            Lowest (1/1/01-
                                                            3/31/01)     -24.77%

                                    [CHART]

 1995    1996    1997    1998    1999    2000    2001
 ----    ----    ----    ----    ----    ----    ----
27.45%  17.49%  24.82%  40.51%  23.78%  (8.55)% (32.88)%


                  Calendar Year End (through 12/31)

            Average Annual Total Returns (for periods ended 12/31/01)

                                                                  Fund Inception
                                          1 Year      5 Years     (12/28/94)(/3/)
            ---------------------------------------------------------------------
         Class A                          -36.57%     4.72%       9.49%
            ---------------------------------------------------------------------
         Class B                          -36.71%     4.83%       9.58%
            ---------------------------------------------------------------------
         Class C                          -34.03%     5.16%       9.58%
            ---------------------------------------------------------------------
         S&P 500 Index(/1/)               -11.87%     10.70%      15.92%
            ---------------------------------------------------------------------
         Lipper Large-Cap Growth Funds
          Average(/2/)                    -22.94%     8.15%       12.76%
            ---------------------------------------------------------------------

            (1) The S&P 500 Index is an unmanaged index of large
                capitalization common stocks. It is not possible to invest directly in the index.
            (2) The Lipper Large-Cap Growth Funds Average is a total return performance average of funds tracked by Lipper Analytical Services, Inc. that invest primarily in companies with market capitalizations of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. It does not take into account sales charges.
            (3) The Fund began operations on 12/28/94. Index comparisons begin on 12/31/94.
                                            PIMCO Funds: Multi-Manager Series

--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Class A, B or C shares of the Fund:
of the
Fund

            Shareholder Fees (fees paid directly from your investment)

                  Maximum Sales Charge (Load) Imposed              Maximum Contingent Deferred Sales Charge (Load)
                  on Purchases (as a percentage of offering price) (as a percentage of original purchase price)
            ------------------------------------------------------------------------------------------------------
         Class A  5.50%                                            1%(/1/)
            ------------------------------------------------------------------------------------------------------
         Class B  None                                             5%(/2/)
            ------------------------------------------------------------------------------------------------------
         Class C  None                                             1%(/3/)
            ------------------------------------------------------------------------------------------------------

            (1) Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
            (2) The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under "Investment Options--Class A, B and C Shares--Contingent Deferred Sales Charges (CDSCs)--Class B Shares."
            (3) The CDSC on Class C shares is imposed only on shares redeemed in the first year.

            Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

                               Distribution                    Total Annual
                      Advisory and/or Service    Other         Fund Operating
         Share Class  Fees     (12b-1) Fees(/1/) Expenses(/2/) Expenses
            -----------------------------------------------------------------
         Class A      0.60%    0.25%             0.40%         1.25%
            -----------------------------------------------------------------
         Class B      0.60     1.00              0.40          2.00
            -----------------------------------------------------------------
         Class C      0.60     1.00              0.40          2.00
            -----------------------------------------------------------------

            (1) Due to the 12b-1 distribution fee imposed on Class B and Class
                C shares, Class B or Class C shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.
            (2) Other Expenses reflects a 0.40% Administrative Fee paid by each class, which is subject to a reduction of 0.05% on average daily net assets attributable in the aggregate to the Fund's Class A, B and C shares in excess of $2.5 billion.

            Examples. The Examples are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

                                                                                           Example: Assuming you do not
                      Example: Assuming you redeem your shares at the end of each period   redeem your shares
         Share Class  Year 1           Year 3           Year 5           Year 10           Year 1 Year 3 Year 5 Year 10
            -----------------------------------------------------------------------------------------------------------
         Class A      $670             $925             $1,199           $1,978            $670   $925   $1,199 $1,978
            -----------------------------------------------------------------------------------------------------------
         Class B       703              927              1,278            2,131             203    627    1,078  2,131
            -----------------------------------------------------------------------------------------------------------
         Class C       303              627              1,078            2,327             203    627    1,078  2,327
            -----------------------------------------------------------------------------------------------------------

  Prospectus
64

            PIMCO Select International Fund

--------------------------------------------------------------------------------
Principal     Investment           Fund Focus             Approximate
Investments   Objective            Common stocks          Capitalization
and           Seeks capital        of non-U.S.            Range
Strategies    appreciation         issuers                More than $1
                                                          billion

              Fund Category        Approximate Number     Dividend
              International        of Holdings            Frequency
              Stocks               70-100 (see below)     At least
                                                          annually

            The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in an international portfolio of common stocks and other equity securities of companies located outside of the United States. Although the Fund normally invests in issuers from at least five different countries, it may at times invest in fewer than five countries, or even a single country. The Fund typically invests in approximately 70-100 stocks, although in connection with its May 2001 acquisition of the PIMCO International Fund the Fund expects to invest in up to 250 stocks until at least the second quarter of 2002. Although the Fund invests primarily in developed market countries, it may also invest in developing, or "emerging," markets. The Fund has no other limits on geographic asset distribution and may invest in any foreign securities market in the world. The Fund may also invest in securities of foreign issuers traded on U.S. securities markets, but will normally not invest in U.S. issuers. The Fund invests most of its assets in foreign securities which trade in currencies other than the U.S. dollar and may invest directly in foreign currencies.

             The portfolio manager selects securities for the Fund using a research-driven "bottom-up" approach that seeks to utilize the Sub-Adviser's global research capabilities to identify companies with above-average long-term growth prospects and attractive valuations and that possess a sustainable competitive advantage, such as superior or innovative products, personnel and distribution systems. The portfolio manager seeks to select those stocks with the best long-term performance expectations, using a broad range of company fundamentals, such as long-term growth prospects, price-to-earnings ratios and other valuation measures, dividend and profit growth, balance sheet strength and return on assets. The portfolio managers sell stocks in order to adjust or rebalance the Fund's portfolio and to replace companies with weakening fundamentals.

             The Fund may invest a substantial portion of its assets in the securities of small and medium capitalization companies. The Fund may utilize foreign currency exchange contracts and derivative instruments (such as stock index futures contracts), primarily for portfolio management and hedging purposes. The Fund may to a limited degree invest in equity securities other than common stocks (such as equity-linked securities, preferred stocks and convertible securities) and may invest up to 10% of its assets in other investment companies. In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in foreign and domestic fixed income securities and in equity securities of U.S. issuers. This would be inconsistent with the Fund's investment objective and principal strategies.

--------------------------------------------------------------------------------
Principal   Among the principal risks of investing in the Fund, which could
Risks       adversely affect its net asset value, yield and total return, are:

           .  Foreign      .  Growth Securities Risk .  Focused Investment Risk
              Investment
              Risk
           .  Emerging     .  Value Securities Risk  .  Leveraging Risk
              Market Risk
           .  Currency     .  Smaller Company Risk   .  Credit Risk
              Risk
           .  Market Risk  .  Liquidity Risk         .  Management Risk
           .  Issuer Risk  .  Derivatives Risk

             Please see "Summary of Principal Risks" following the Fund
            Summaries for a description of these and other risks of investing in the Fund.
                                            PIMCO Funds: Multi-Manager Series

--------------------------------------------------------------------------------
Performance The information below shows summary performance information for Information the Fund in a bar chart and an Average Annual Total Returns table.
            The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund's Class A shares, but the returns do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. For the periods prior to the inception of the Fund's Class A shares (10/30/00), performance information shown in the bar chart shows performance of the Fund's Institutional Class shares. Unlike the bar chart, performance for Class A, B, and C shares in the Average Annual Total Returns table reflects the impact of sales charges.
            For the periods prior to the inception of the Fund's Class A, B and C shares (10/30/00), performance information shown in the Average Annual Total Returns table shows performance of the Fund's Institutional Class shares, adjusted to reflect the actual sales charges (loads), distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class A, B and C shares. Although Institutional Class and Class A, B and C shares would have similar annual returns (because all of the Fund's shares represent interests in the same portfolio of securities), Class A, B and C performance would be lower than Institutional
            Class performance because of the lower expenses and no sales charges paid by Institutional Class shares. The performance information on the next page for periods prior to May 8, 2000, reflects the Fund's advisory fee rate in effect prior to that date (0.85% per annum), which is higher than the current rate (0.75% per annum). Prior to November 1, 2000, the Fund had different sub-advisers and would not necessarily have achieved the performance results shown on the next page under its current investment management arrangements. In addition, the Fund changed its investment objective and policies on November 1, 2000; the performance results shown on the next page would not necessarily have been achieved had the Fund's current objective and policies then been in effect. Past performance is no guarantee of future results.

            Calendar Year Total Returns -- Class A


                                                            Highest and Lowest
                                                            Quarter Returns
                                                            (for periods shown
                                                            in the bar chart)
                                                            --------------------
                                                            Highest (10/01/99-
                                                            12/31/99)     46.97%
                                                            --------------------
                                                            Lowest (7/1/98-
                                                            9/30/98)     -17.87%

                                    [CHART]

 1998    1999     2000     2001
 ----    ----     ----     ----
38.86%  108.92%  (26.47)% (29.01)%


                  Calendar Year End (through 12/31)

            Average Annual Total Returns (for periods ended 12/31/01)

                                                                  Fund Inception
                                                    1 Year        (12/31/97)(/3/)
            ---------------------------------------------------------------------
         Class A                                    -32.91%        9.37%
            ---------------------------------------------------------------------
         Class B                                    -33.23%        9.83%
            ---------------------------------------------------------------------
         Class C                                    -30.41%       10.08%
            ---------------------------------------------------------------------
         MSCI EAFE Index(/1/)                       -21.21%        0.95%
            ---------------------------------------------------------------------
         Lipper International Fund Average(/2/)     -21.71%        1.18%
            ---------------------------------------------------------------------

            (1) The Morgan Stanley Capital International EAFE (Europe,
                Australasia, Far East) ("MSCI EAFE") Index is a widely recognized, unmanaged index of issuers in countries of Europe, Australia and the Far East. It is not possible to invest directly in the index.
            (2) The Lipper International Fund Average is a total return performance average of funds tracked by Lipper Analytical Services, Inc. that invest their assets in securities whose primary trading markets are outside of the United States. It does not take into account sales charges.
            (3) The Fund began operations on 12/31/97. Index comparisons begin on 12/31/97.
  Prospectus
66

--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Class A, B or C shares of the Fund:
of the
Fund

            Shareholder Fees (fees paid directly from your investment)

                                                                             Maximum Contingent Deferred
                                                                             Sales Charge (Load) (as a
                            Maximum Sales Charge (Load) Imposed              percentage of original
                            on Purchases (as a percentage of offering price) purchase price)
            --------------------------------------------------------------------------------------------
         Class A            5.50%                                            1%(/1/)
            --------------------------------------------------------------------------------------------
         Class B            None                                             5%(/2/)
            --------------------------------------------------------------------------------------------
         Class C            1.00%(/3/)                                       1%(/3/)
            --------------------------------------------------------------------------------------------

            (1) Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
            (2) The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under "Investment Options--Class A, B and C Shares--Contingent Deferred Sales Charges (CDSCs)--Class B Shares."
            (3) The CDSC on Class C shares is imposed only on shares redeemed in the first eighteen months. Until January 1, 2002, Class C shares will not be subject to any initial sales charge, and the Class C CDSC will apply only on shares redeemed in the first year.

            Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

                               Distribution                    Total Annual
                      Advisory and/or Service    Other         Fund Operating
         Share Class  Fees     (12b-1) Fees(/1/) Expenses(/2/) Expenses
            -----------------------------------------------------------------
         Class A      0.75%    0.25%             0.70%         1.70%
            -----------------------------------------------------------------
         Class B      0.75     1.00              0.70          2.45
            -----------------------------------------------------------------
         Class C      0.75     1.00              0.70          2.45
            -----------------------------------------------------------------

            (1) Due to the 12b-1 distribution fee imposed on Class B and Class
                C shares, Class B or Class C shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.
            (2) Other Expenses reflects a 0.70% Administrative Fee paid by each class, which is subject to a reduction of 0.05% on average daily net assets attributable in the aggregate to the Fund's Class A, B and C shares in excess of $2.5 billion.

            Examples. The Examples are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

                                                                                       Example: Assuming you do not
                  Example: Assuming you redeem your shares at the end of each period   redeem your shares
                  Year 1           Year 3           Year 5           Year 10           Year 1 Year 3 Year 5 Year 10
            -------------------------------------------------------------------------------------------------------
         Class A   $713            $1,056           $1,422            $2,448           $713   $1,056 $1,422  $2,448
            -------------------------------------------------------------------------------------------------------
         Class B    748             1,064            1,506             2,598            248      764  1,306   2,598
            -------------------------------------------------------------------------------------------------------
         Class C    445               856            1,392             2,858            346      856  1,392   2,858
            -------------------------------------------------------------------------------------------------------

                                            PIMCO Funds: Multi-Manager Series

            PIMCO Small-Cap Value Fund

--------------------------------------------------------------------------------
Principal     Investment           Fund Focus             Approximate
Investments   Objective            Undervalued smaller    Capitalization
and           Seeks long-term      capitalization         Range
Strategies    growth of            common stocks          Between $100
              capital and                                 million and$1.5
              income               Approximate Number     billion
                                   of Holdings
              Fund                 100                    Dividend Frequency
              Category                                    At least annually
              Value Stocks

            The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of companies with market capitalizations of between $100 million and $1.5 billion at the time of investment and below-average P/E ratios relative to the market and their respective industry groups. To achieve income, the Fund invests a portion of its assets in income-producing (or dividend-paying) common stocks.

             The Fund's initial selection universe consists of approximately
            4,500 stocks of companies within the Fund's capitalization range. The portfolio managers screen this universe to identify approximately 500 undervalued stocks representing approximately 160 industry groups. This screening process is based on a number of valuation factors, including P/E ratios (calculated both with respect to trailing operating earnings and forward earnings estimates) and price-to-sales, price-to-book value, and price-to-cash flow ratios. These factors are considered both on a relative basis (compared to other stocks in the same industry group) and on an absolute basis (compared to the overall market).

             From this narrowed universe, the portfolio managers select approximately 100 stocks for the Fund, each of which has close to equal weighting in the portfolio. They select stocks based on a quantitative analysis of factors including price momentum (based on changes in stock price relative to changes in overall market prices), earnings momentum (based on analysts' earnings-per-share estimates and revisions to those estimates), relative dividend yields and trading liquidity. The portfolio is also structured to have a maximum weighting of no more than 10% in any one industry. The portfolio managers may replace a stock if its market capitalization becomes excessive, if its valuation exceeds the average valuation of stocks represented in the S&P 500 Index, or when a stock within the same industry group has a considerably lower valuation than the Fund's current holding.

             Under normal circumstances, the Fund intends to be fully invested in common stocks (aside from certain cash management practices). The Fund may temporarily hold up to 10% of its assets in cash and cash equivalents for defensive purposes in response to unfavorable market and other conditions. This would be inconsistent with the Fund's investment objective and principal strategies.

--------------------------------------------------------------------------------
Principal   Among the principal risks of investing in the Fund, which could
Risks       adversely affect its net asset value, yield and total return, are:

           . Market Risk            .Smaller Company Risk    .Credit Risk
           . Issuer Risk            .Liquidity Risk          .Management Risk
           . Value Securities Risk  .Focused Investment Risk

             Please see "Summary of Principal Risks" following the Fund
            Summaries for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------
Performance The top of the next page shows summary performance information for Information the Fund in a bar chart and an Average Annual Total Returns table.
            The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual total returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund's Class A shares, but the returns do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance for Class A, B and C shares in the Average Annual Total Returns table reflects the impact of sales charges.
            For periods prior to the inception of Class A, B and C shares (1/20/97), performance information shown in the bar chart and tables for those classes is based on the performance of the Fund's Institutional Class shares, which are offered in a different prospectus. The prior Institutional Class performance has been adjusted to reflect the actual sales charges (in the Average
            Annual Total Returns table only), distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class A, B and C shares. Past performance is no guarantee of future results.
  Prospectus
68

            Calendar Year Total Returns -- Class A


                                                            Highest and Lowest
                                                            Quarter Returns
                                                            (for periods shown
                                                            in the bar chart)
                                                            -------------------
                                                            Highest (4/1/99-
                                                            6/30/99)     16.28%
                                                            -------------------
                                                            Lowest (7/1/98-
                                                            9/30/98)    -18.71%

                                    [CHART]

 1992    1993   1994     1995    1996    1997   1998    1999     2000    2001
 ----    ----   ----     ----    ----    ----   ----    ----     ----    ----
18.27%  13.39% (4.07)%  24.98%  27.22%  34.47% (9.48)% (6.82)%  21.18%  18.61%


                  Calendar Year End (through 12/31)

            Average Annual Total Returns (for periods ended 12/31/01)

                                                               Fund Inception
                                       1 Year 5 Years 10 Years (10/1/91)(/3/)
            -----------------------------------------------------------------
         Class A                       12.09%  9.03%  12.16%   12.49%
            -----------------------------------------------------------------
         Class B                       12.77%  9.18%  12.21%   12.54%
            -----------------------------------------------------------------
         Class C                       16.74%  9.46%  11.97%   12.28%
            -----------------------------------------------------------------
         Russell 2000 Index(/1/)        2.49%  7.52%  11.51%   11.82%
            -----------------------------------------------------------------
         Lipper Small-Cap Value Funds
          Average(/2/)                 16.39% 11.45%  13.39%   13.55%
            -----------------------------------------------------------------

            (1) The Russell 2000 Index is a capitalization weighted broad based index of 2,000 small capitalization U.S. stock. It is not possible to invest directly in the index.
            (2) The Lipper Small-Cap Value Funds Average is a total return performance average of funds tracked by Lipper Analytical Services, Inc. that invest primarily in companies with market capitalizations of less than 250% of the dollar-weighted median market capitalization of the S&P Small-Cap 600 Index. It does not take into account sales charges.
            (3) The Fund began operations on 10/1/91. Index comparisons begin on 10/1/91.

--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Class A, B or C shares of the Fund:
of the
Fund

            Shareholder Fees (fees paid directly from your investment)

                  Maximum Sales Charge (Load) Imposed              Maximum Contingent Deferred Sales Charge (Load)
                  on Purchases (as a percentage of offering price) (as a percentage of original purchase price)
            ------------------------------------------------------------------------------------------------------
         Class A  5.50%                                            1%(/1/)
            ------------------------------------------------------------------------------------------------------
         Class B  None                                             5%(/2/)
            ------------------------------------------------------------------------------------------------------
         Class C  None                                             1%(/3/)
            ------------------------------------------------------------------------------------------------------

            (1) Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
            (2) The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under "Investment Options--Class A, B and C Shares--Contingent Deferred Sales Charges (CDSCs)--Class B Shares."
            (3) The CDSC on Class C shares is imposed only on shares redeemed in the first year.

            Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

                               Distribution                    Total Annual
                      Advisory and/or Service    Other         Fund Operating
         Share Class  Fees     (12b-1) Fees(/1/) Expenses(/2/) Expenses
            -----------------------------------------------------------------
         Class A      0.60%    0.25%             0.40%         1.25%
            -----------------------------------------------------------------
         Class B      0.60     1.00              0.40          2.00
            -----------------------------------------------------------------
         Class C      0.60     1.00              0.40          2.00
            -----------------------------------------------------------------

            (1) Due to the 12b-1 distribution fee imposed on Class B and Class
                C shares, Class B or Class C shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.
            (2) Other Expenses reflects a 0.40% Administrative Fee paid by each class, which is subject to a reduction of 0.05% on average daily net assets attributable in the aggregate to the Fund's Class A, B and C shares in excess of $2.5 billion.

            Examples. The Examples are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

                                                                                           Example: Assuming you do not
                      Example: Assuming you redeem your shares at the end of each period   redeem your shares
         Share Class  Year 1           Year 3           Year 5           Year 10           Year 1 Year 3 Year 5 Year 10
            -----------------------------------------------------------------------------------------------------------
         Class A      $670             $925             $1,199           $1,978            $670   $925   $1,199 $1,978
            -----------------------------------------------------------------------------------------------------------
         Class B       703              927              1,278            2,131             203    627    1,078  2,131
            -----------------------------------------------------------------------------------------------------------
         Class C       303              627              1,078            2,327             203    627    1,078  2,327
            -----------------------------------------------------------------------------------------------------------

                                            PIMCO Funds: Multi-Manager Series

            PIMCO Target Fund

--------------------------------------------------------------------------------
Principal     Investment           Fund Focus             Approximate
Investments   Objective            Medium                 Capitalization Range
and           Seeks capital        capitalization         Between $1
Strategies    appreciation; no     common stocks          billion and $10
              consideration is                            billion
              given to income      Approximate
                                   Number of              Dividend Frequency
              Fund Category        Holdings               At least
              Growth Stocks        40-60                  annually

            The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of "growth" companies with market capitalizations of between $1 billion and $10 billion at the time of investment.

             The portfolio managers select stocks for the Fund using a
            "growth" style. The portfolio managers seek to identify companies with well-defined "wealth creating" characteristics, including superior earnings growth (relative to companies in the same industry or the market as a whole), high profitability and consistent, predictable earnings. In addition, through fundamental research, the portfolio managers seek to identify companies that are gaining market share, have superior management and possess a sustainable competitive advantage, such as superior or innovative products, personnel and distribution systems. The Fund looks to sell a stock when the portfolio managers believe that its earnings, market sentiment or relative performance are disappointing or if an alternative investment is more attractive.

             The Fund may also invest to a limited degree in other kinds of equity securities, including preferred stocks and convertible securities. The Fund may invest up to 15% of its assets in foreign securities, except that it may invest without limit in American Depository Receipts (ADRs). The Fund has in the past invested a significant portion of its assets in technology or technology-related companies, although there is no assurance that it will continue to do so in the future.

             In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in high-quality fixed income securities. This would be inconsistent with the Fund's investment objective and principal strategies.

--------------------------------------------------------------------------------
Principal   Among the principal risks of investing in the Fund, which could
Risks       adversely affect its net asset value, yield and total return, are:

              . Market Risk              . Liquidity Risk             . Focused Investment Risk
              . Issuer Risk              . Foreign Investment Risk    . Credit Risk
              . Growth Securities Risk   . Currency Risk              . Management Risk
              . Smaller Company Risk     . Technology Related Risk

             Please see "Summary of Principal Risks" following the Fund
            Summaries for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------
Performance The top of the next page shows summary performance information for Information the Fund in a bar chart and an Average Annual Total Returns table.
            The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund's Class A shares, but the returns do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance for Class A, B and C shares in the Average Annual Total Returns table reflects the impact of sales charges.
            For periods prior to the inception of Class B shares (5/22/95), performance information shown in the Average Annual Total Returns table for that class is based on the performance of the Fund's
            Class A shares. The prior Class A performance has been adjusted to reflect the actual sales charges, distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class
            B shares. Prior to March 6, 1999, the Fund had a different sub-adviser and would not necessarily have achieved the performance results shown on the next page under its current investment management arrangements. Past performance is no guarantee of future results.
  Prospectus
70

            Calendar Year Total Returns -- Class A

                                                            Highest and Lowest
                                                            Quarter Returns
                                                            (for periods shown
                                                            in the bar chart)
                                                            --------------------
                                                            Highest (10/1/99-
                                                            12/31/99)     53.05%
                                                            --------------------
                                                            Lowest (7/1/01-
                                                            9/30/01)     -27.08%

                                    [CHART]

 1993     1994     1995     1996     1997     1998     1999     2000     2001
 ----     ----     ----     ----     ----     ----     ----     ----     ----
 25.51%   3.86%   31.24%   16.62%   16.37%   24.15%   66.25%    9.68%  (28.63)%


                  Calendar Year End (through 12/31)

            Average Annual Total Returns (for periods ended 12/31/01)

                                                                  Fund Inception
                                          1 Year      5 Years     (12/17/92)(/3/)
            ---------------------------------------------------------------------
         Class A                          -32.55%     12.18%      15.17%
            ---------------------------------------------------------------------
         Class B                          -32.70%     12.47%      15.22%
            ---------------------------------------------------------------------
         Class C                          -29.86%     12.72%      15.08%
            ---------------------------------------------------------------------
         S&P Mid-Cap 400 Index(/1/)        -0.62%     16.11%      15.36%
            ---------------------------------------------------------------------
         Lipper Multi-Cap Growth Funds
          Average(/2/)                    -26.06%      8.61%      11.46%
            ---------------------------------------------------------------------

            (1) The S&P Mid-Cap 400 Index is an unmanaged index of middle capitalization U.S. stocks. It is not possible to invest directly in the index.
            (2) The Lipper Multi-Cap Growth Funds Average is a total return performance average of funds tracked by Lipper Analytical Services, Inc. that invest in companies with a variety of capitalization ranges without concentrating in any one market capitalization range over an extended period of time. Companies with market capitalizations of less than $5 billion at the time of investment. It does not take into account sales charges.
            (3) The Fund began operations on 12/17/92. Index comparisons begin on 12/31/92.

--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Class A, B or C shares of the Fund:
of the
Fund

            Shareholder Fees (fees paid directly from your investment)

                  Maximum Sales Charge (Load) Imposed              Maximum Contingent Deferred Sales Charge (Load)
                  on Purchases (as a percentage of offering price) (as a percentage of original purchase price)
            ------------------------------------------------------------------------------------------------------
         Class A  5.50%                                            1%(/1/)
            ------------------------------------------------------------------------------------------------------
         Class B  None                                             5%(/2/)
            ------------------------------------------------------------------------------------------------------
         Class C  None                                             1%(/3/)
            ------------------------------------------------------------------------------------------------------

            (1) Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
            (2) The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under "Investment Options--Class A, B and C Shares--Contingent Deferred Sales Charges (CDSCs)--Class B Shares."
            (3) The CDSC on Class C shares is imposed only on shares redeemed in the first year.

            Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

                               Distribution                    Total Annual
                      Advisory and/or Service    Other         Fund Operating
         Share Class  Fees     (12b-1) Fees(/1/) Expenses(/2/) Expenses
            -----------------------------------------------------------------
         Class A      0.55%    0.25%             0.40%         1.20%
            -----------------------------------------------------------------
         Class B      0.55     1.00              0.40          1.95
            -----------------------------------------------------------------
         Class C      0.55     1.00              0.40          1.95
            -----------------------------------------------------------------

            (1) Due to the 12b-1 distribution fee imposed on Class B and Class
                C shares, Class B or Class C shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.
            (2) Other Expenses reflects a 0.40% Administrative Fee paid by the class, which is subject to a reduction of 0.05% on average daily net assets attributable in the aggregate to the Fund's Class A, B and C shares in excess of $2.5 billion.

            Examples. The Examples are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

                                                                                           Example: Assuming you do not
                      Example: Assuming you redeem your shares at the end of each period   redeem your shares
         Share Class  Year 1           Year 3           Year 5           Year 10           Year 1 Year 3 Year 5 Year 10
            -----------------------------------------------------------------------------------------------------------
         Class A      $666             $910             $1,173           $1,925            $666   $910   $1,173 $1,925
            -----------------------------------------------------------------------------------------------------------
         Class B       698              912              1,252            2,078             198    612    1,052  2,078
            -----------------------------------------------------------------------------------------------------------
         Class C       298              612              1,052            2,275             198    612    1,052  2,275
            -----------------------------------------------------------------------------------------------------------

                                            PIMCO Funds: Multi-Manager Series

            PIMCO Tax-Efficient Equity Fund

--------------------------------------------------------------------------------

Principal Investments   Investment Objective                 Fund Focus                         Approximate Capitalization Range
and Strategies          Seeks maximum after-tax growth of    A portion of the common stocks     More than $5 billion
                        capital                              represented in the S&P 500 Index
                                                                                                Dividend Frequency
                        Fund Category                        Approximate Number of Holdings     At least annually
                        Enhanced Index                       More than 200

            The Fund attempts to provide a total return which exceeds the return of the S&P 500 Index by investing in a broadly diversified portfolio of at least 200 common stocks. The Fund also attempts to achieve higher after-tax returns for its shareholders by using a variety of tax-efficient management strategies.

             The Fund seeks to achieve its investment objective by normally investing at least 95% of its assets in stocks represented in the S&P 500 Index. The Fund's portfolio is designed to have certain characteristics that are similar to those of the index, including such measures as dividend yield, P/E ratio, relative volatility, economic sector exposure, return on equity and market price-to-book value ratio. The Fund's return is intended to correlate highly with the return of the S&P 500 Index, but the portfolio managers attempt to produce a higher total return than the index by selecting a portion of the stocks represented in the index using the quantitative techniques described below. The portfolio managers also use these techniques to make sell decisions. Notwithstanding these strategies, there is no assurance that the Fund's investment performance will equal or exceed that of the S&P 500 Index.

             The Fund intends to be fully invested in common stock (aside from certain cash management practices) and will not make defensive investments in response to unfavorable market and other conditions.

             Quantitative Techniques. The portfolio managers use a proprietary quantitative model that identifies companies and industries that they believe have long-term (5 to 10 years) price appreciation potential. They analyze stock-specific factors, such as growth of substainable earnings, as well as long-term strategic, demographic and technological factors. The Fund overweights securities the portfolio managers believe are attractive and underweights securities believed to be less attractive. Because of the portfolio managers' long-term view, the relative attractiveness of securities may change more slowly than would be the case if the portfolio managers had a shorter-term perspective.

             Tax-Efficient Strategies. The portfolio managers utilize a range of active tax management strategies designed to minimize the Fund's taxable distributions, including low portfolio turnover and favoring investments in low-dividend, growth-oriented companies. The portfolio managers also identify specific shares of stock to be sold that have the lowest tax cost. When prudent, stocks are also sold to realize capital losses in order to offset realized capital gains. In limited circumstances, the Fund may also distribute appreciated securities to shareholders to meet redemption requests so as to avoid realizing capital gains. Despite the use of these tax-efficient strategies, the Fund may realize gains and shareholders will incur tax liability from time to time.

--------------------------------------------------------------------------------
Principal   Among the principal risks of investing in the Fund, which could
Risks       adversely affect its net asset value, yield and total return, are:

              . Market Risk              . Growth Securities Risk    . Credit Risk
              . Issuer Risk              . Leveraging Risk           . Management Risk
              . Value Securities Risk    . Focused Investment Risk

             Please see "Summary of Principal Risks" following the Fund
            Summaries for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------
Performance
Information
            The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund's Class A shares, but the returns do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance for Class A, B and C shares in the Average Annual Total Returns table reflects the impact of sales charges. Past performance is no guarantee of future results.
  Prospectus
72

            Calendar Year Total Returns -- Class A

                                                            Highest and Lowest
                                                            Quarter Returns
                                                            (for periods shown
                                                            in the bar chart)
                                                            --------------------
                                                            Highest (10/1/99-
                                                            12/31/99)     14.98%
                                                            --------------------
                                                            Lowest (7/1/01-
                                                            9/30/01)     -15.28%

                                    [CHART]

  1999    2000     2001
  ----    ----     ----
 17.38%  (9.63)% (12.71)%


                  Calendar Year End (through 12/31)

            Average Annual Total Returns (for periods ended 12/31/01)

                                                                 Fund Inception
                                                     1 Year      (7/10/98)(/3/)
            -------------------------------------------------------------------
         Class A                                     -17.51%     -2.32%
            -------------------------------------------------------------------
         Class B                                     -17.82%     -2.35%
            -------------------------------------------------------------------
         Class C                                     -14.36%     -1.49%
            -------------------------------------------------------------------
         S&P 500 Index(/1/)                          -11.87%      1.65%
            -------------------------------------------------------------------
         Lipper Large-Cap Core Funds Average(/2/)    -13.77%      0.60%
            -------------------------------------------------------------------

            (1) The S&P 500 index is an unmanaged index of large
             capitalization U.S. stocks. It is not possible to invest directly in the index.
            (2) The Lipper Large-Cap Core Funds Average is a total return performance average of funds tracked by Lipper Analytical Services, Inc. that invest primarily in companies with market capitalizations of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. It does not take into account sales charges.
            (3) The Fund began operations on 7/10/98. Index comparisons begin on 6/30/98.

--------------------------------------------------------------------------------

Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Class A, B or C shares of the Fund:
of the
Fund

            Shareholder Fees (fees paid directly from your investment)

                  Maximum Sales Charge (Load) Imposed              Maximum Contingent Deferred Sales Charge (Load)
                  on Purchases (as a percentage of offering price) (as a percentage of original purchase price)
            ------------------------------------------------------------------------------------------------------
         Class A  5.50%                                            1%(/1/)
            ------------------------------------------------------------------------------------------------------
         Class B  None                                             5%(/2/)
            ------------------------------------------------------------------------------------------------------
         Class C  None                                             1%(/3/)
            ------------------------------------------------------------------------------------------------------

            (1) Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
            (2) The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under "Investment Options--Class A, B and C Shares--Contingent Deferred Sales Charges (CDSCs)--Class B Shares."
            (3) The CDSC on Class C shares is imposed only on shares redeemed in the first year.

            Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

                               Distribution                    Total Annual
                      Advisory and/or Service    Other         Fund Operating
         Share Class  Fees     (12b-1) Fees(/1/) Expenses(/2/) Expenses
            -----------------------------------------------------------------
         Class A      0.45%    0.25%             0.40%         1.10%
            -----------------------------------------------------------------
         Class B      0.45     1.00              0.40          1.85
            -----------------------------------------------------------------
         Class C      0.45     1.00              0.40          1.85
            -----------------------------------------------------------------

            (1) Due to the 12b-1 distribution fee imposed on Class B and Class
                C shares, Class B or Class C shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.
            (2) Other Expenses reflects a 0.40% Administrative Fee paid by each class, which is subject to a reduction of 0.05% on average daily net assets attributable in the aggregate to the Fund's Class A, B and C shares in excess of $2.5 billion.

            Examples. The Examples are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

                                                                                           Example: Assuming you do not
                      Example: Assuming you redeem your shares at the end of each period   redeem your shares
         Share Class  Year 1           Year 3           Year 5           Year 10           Year 1 Year 3 Year 5 Year 10
            -----------------------------------------------------------------------------------------------------------
         Class A      $656             $880             $1,123           $1,186            $656   $880   $1,123 $1,816
            -----------------------------------------------------------------------------------------------------------
         Class B       688              882              1,201            1,971             188    582    1,001  1,971
            -----------------------------------------------------------------------------------------------------------
         Class C       288              582              1,001            2,169             188    582    1,001  2,169
            -----------------------------------------------------------------------------------------------------------

                                            PIMCO Funds: Multi-Manager Series

            PIMCO Value Fund

--------------------------------------------------------------------------------
Principal     Investment           Fund Focus             Approximate
Investments   Objective            Undervalued larger     Capitalization
and           Seeks long-term      capitalization         Range
Strategies    growth of            stocks with            More than $5
              capital and          improving              billion
              income               fundamentals
                                                          Dividend Frequency
              Fund Category        Approximate Number     At least annually
              Value Stocks         of Holdings
                                   35-50

            The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of companies with market capitalizations of more than $5 billion at the time of investment and below-average valuations whose business fundamentals are expected to improve. To achieve income, the Fund invests a portion of its assets in income-producing (e.g., dividend-paying) common stocks.

             The portfolio manager selects stocks for the Fund using a "value"
            style. The portfolio manager invests primarily in stocks of companies having below-average valuations whose business fundamentals are expected to improve. The portfolio manager determines valuation based on characteristics such as price-to-earnings, price-to-book, and price-to-cash flow ratios. The portfolio manager analyzes stocks and seeks to identify the key drivers of financial results and catalysts for change, such as new management and new or improved products, that indicate a company may demonstrate improving fundamentals in the future. The portfolio manager looks to sell a stock when he believes that the company's business fundamentals are weakening or when the stock's valuation has become excessive.

             The Fund may also invest to a limited degree in other kinds of equity securities, including preferred stocks and convertible securities. The Fund may invest up to 15% of its assets in foreign securities, except that it may invest without limit in American Depository Receipts (ADRs). In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in high-quality fixed income securities. This would be inconsistent with the Fund's investment objective and principal strategies.

--------------------------------------------------------------------------------
Principal   Among the principal risks of investing in the Fund, which could
Risks       adversely affect its net asset value, yield and total return, are:

              . Market Risk             . Foreign Investment Risk    . Credit Risk
              . Issuer Risk             . Currency Risk              . Management Risk
              . Value Securities Risk   . Focused Investment Risk

             Please see "Summary of Principal Risks" following the Fund
            Summaries for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------
Performance The top of the next page shows summary performance information for Information the Fund in a bar chart and an Average Annual Total Returns table.
            The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund's Class A shares, but the returns do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance for Class A, B and C shares in the Average Annual Total Returns table reflects the impact of sales charges.
            For periods prior to the inception of Class A, B and C shares (1/13/97), performance information shown in the bar chart and tables for those classes is based on the performance of the Fund's Institutional Class shares, which are offered in a different prospectus. The prior Institutional Class performance has been adjusted to reflect the actual sales charges (in the Average
            Annual Total Returns table only), distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class A, B and C shares. Prior to May 8, 2000, the Fund had a different sub-adviser and would not necessarily have achieved the performance results shown on the next page under its current investment management arrangements. Past performance is no guarantee of future results.
  Prospectus
74

            Calendar Year Total Returns -- Class A



                                                            Highest and Lowest
                                                            Quarter Returns
                                                            (for periods shown
                                                            in the bar chart)
                                                            --------------------
                                                            Highest (4/1/99-
                                                            6/30/99)      17.73%
                                                            --------------------
                                                            Lowest (7/1/98-
                                                            9/30/98)     -13.27%

                                    [CHART]

 1992   1993    1994    1995    1996    1997    1998   1999   2000    2001
 ----   ----    ----    ----    ----    ----    ----   ----   ----    ----
12.70% 15.94%  (4.46)% 38.37%  19.87%  25.71%  9.76%  3.81%  30.53%  15.21%

                  Calendar Year End (through 12/31)

            Average Annual Total Returns (for periods ended 12/31/01)

                                                                 Fund Inception
                                         1 Year 5 Years 10 Years (12/30/91)(/3/)
            --------------------------------------------------------------------
         Class A                          8.88% 15.27%  15.47%   15.55%
            --------------------------------------------------------------------
         Class B                          9.38% 15.51%  15.53%   15.60%
            --------------------------------------------------------------------
         Class C                         13.37% 15.74%  15.28%   15.35%
            --------------------------------------------------------------------
         Russell 1000 Value Index (/1/)  -5.59% 11.13%  14.13%   14.13%
            --------------------------------------------------------------------
         Lipper Multi-Cap Value Funds
          Average (/2/)                  -1.78% 10.51%  13.28%   13.28%
            --------------------------------------------------------------------

            (1) The Russell 1000 Value Index is an unmanaged index that measures the performance of companies in the Russell 1000 Index considered to have less than average growth orientation. It is not possible to invest directly in the index.
            (2) The Lipper Multi-Cap Value Funds Average is a total return performance average of funds tracked by Lipper Analytical Services, Inc. that invest in companies with a variety of capitalization ranges, without concentrating in any one market capitalization range over an extended period of time. It does not take into account sales charges.
            (3) The Fund began operations on 12/30/91. Index comparisons begin on 12/31/91.

--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Class A, B or C shares of the Fund:
of the
Fund

            Shareholder Fees (fees paid directly from your investment)

                  Maximum Sales Charge (Load) Imposed              Maximum Contingent Deferred Sales Charge (Load)
                  on Purchases (as a percentage of offering price) (as a percentage of original purchase price)
            ------------------------------------------------------------------------------------------------------
         Class A  5.50%                                            1%(/1/)
            ------------------------------------------------------------------------------------------------------
         Class B  None                                             5%(/2/)
            ------------------------------------------------------------------------------------------------------
         Class C  None                                             1%(/3/)
            ------------------------------------------------------------------------------------------------------

            (1) Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
            (2) The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under "Investment Options--Class A, B and C Shares--Contingent Deferred Sales Charges (CDSCs)--Class B Shares."
            (3) The CDSC on Class C shares is imposed only on shares redeemed in the first year.

            Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

                               Distribution                    Total Annual
                      Advisory and/or Service    Other         Fund Operating
         Share Class  Fees     (12b-1) Fees(/1/) Expenses(/2/) Expenses
            -----------------------------------------------------------------
         Class A      0.45%    0.25%             0.40%         1.10%
            -----------------------------------------------------------------
         Class B      0.45     1.00              0.40          1.85
            -----------------------------------------------------------------
         Class C      0.45     1.00              0.40          1.85
            -----------------------------------------------------------------

            (1) Due to the 12b-1 distribution fee imposed on Class B and Class
                C shares, Class B or Class C shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.
            (2) Other Expenses reflects a 0.40% Administrative Fee paid by the class, which is subject to a reduction of 0.05% on average daily net assets attributable in the aggregate to the Fund's Class A, B and C shares in excess of $2.5 billion.

            Examples. The Examples are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

                                                                                           Example: Assuming you do not
                      Example: Assuming you redeem your shares at the end of each period   redeem your shares
         Share Class  Year 1           Year 3           Year 5           Year 10           Year 1 Year 3 Year 5 Year 10
            -----------------------------------------------------------------------------------------------------------
         Class A      $656             $880             $1,123           $1,816            $656   $880   $1,123 $1,816
            -----------------------------------------------------------------------------------------------------------
         Class B       688              882              1,201            1,971             188    582    1,001  1,971
            -----------------------------------------------------------------------------------------------------------
         Class C       288              582              1,001            2,169             188    582    1,001  2,169
            -----------------------------------------------------------------------------------------------------------

                                            PIMCO Funds: Multi-Manager Series

            Summary of Principal Risks

            The value of your investment in a Fund changes with the values of that Fund's investments. Many factors can affect those values. The factors that are most likely to have a material effect on a particular Fund's portfolio as a whole are called "principal risks." The principal risks of each Fund are identified in the Fund Summaries and are summarized in this section. Each Fund may be subject to additional principal risks and risks other than those described below because the types of investments made by each Fund can change over time. Securities and investment techniques mentioned in this summary and described in greater detail under "Characteristics and Risks of Securities and Investment Techniques" appear in bold type. That section and "Investment Objectives and Policies" in the Statement of Additional Information also include more information about the Funds, their investments and the related risks. There is no guarantee that a Fund will be able to achieve its investment objective. It is possible to lose money on investments in each of the Funds.

Market      The market price of securities owned by a Fund may go up or down,
Risk        sometimes rapidly or unpredictably. Each of the Funds normally invests most of its assets in common stocks and/or other equity securities. A principal risk of investing in each Fund is that the equity securities in its portfolio will decline in value due to factors affecting equity securities markets generally or particular industries represented in those markets. The values of equity securities may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.

Issuer      The value of a security may decline for a number of reasons which
Risk        directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

Value       Each Fund may invest in companies that may not be expected to
Securities  experience significant earnings growth, but whose securities its
Risk        portfolio manager believes are selling at a price lower than their true value. The Capital Appreciation, Equity Income, Growth &
            Income, Mid-Cap, Renaissance, Select International, Small-Cap
            Value, Tax-Efficient Equity and Value Funds may place particular emphasis on value securities. Companies that issue value securities may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. If a portfolio manager's assessment of a company's prospects is wrong, or if the market does not recognize the value of the company, the price of its securities may decline or may not approach the value that the portfolio manager anticipates.

Growth      Each Fund may invest in equity securities of companies that its
Securities  portfolio manager or portfolio management team believes will
Risk        experience relatively rapid earnings growth. The Capital
            Appreciation, Global Innovation, Growth, Growth & Income,
            Healthcare Innovation, Innovation, Mid-Cap, Opportunity, RCM
            Biotechnology, RCM Emerging Markets, RCM Europe, RCM Global
            Healthcare, RCM Global Small-Cap, RCM Global Technology, RCM
            International Growth Equity, RCM Large-Cap Growth, RCM Mid-Cap,
            RCM Tax-Managed Growth, Select Growth, Select International,
            Target and Tax-Efficient Equity Funds may place particular emphasis on growth securities. Growth securities typically trade at higher multiples of current earnings than other securities.
            Therefore, the values of growth securities may be more sensitive to changes in current or expected earnings than the values of other securities.

Smaller
Company     The general risks associated with equity securities and liquidity
Risk        risk are particularly pronounced for securities of companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity.
            The Global Innovation, Healthcare Innovation, Innovation,
            Opportunity, RCM Biotechnology, RCM Emerging Markets, RCM Europe,
            RCM Global Equity, RCM Global Healthcare, RCM Global Small-Cap,
            RCM Global Technology, RCM International Growth Equity, RCM Tax-
            Managed Growth and Small-Cap Value
  Prospectus
76

            Funds generally have substantial exposure to this risk. The Growth & Income, Mid-Cap, RCM Mid-Cap, Select International and Target Funds have significant exposure to this risk because they invest primarily in companies with medium-sized market capitalizations, which are smaller and generally less seasoned than larger companies.

IPO Risk The Funds, particularly the Global Innovation, Healthcare Innovation, Innovation, RCM Biotechnology and RCM Global Technology Funds, may purchase securities in initial public offerings (IPOs). These securities are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time a Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of Funds to which IPO securities are allocated increases, the number of securities issued to any one Fund may decrease. The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as a Fund increases in size, the impact of IPOs on the Fund's performance will generally decrease.

Liquidity   All of the Funds are subject to liquidity risk. Liquidity risk
Risk        exists when particular investments are difficult to purchase or sell, possibly preventing a Fund from selling such illiquid securities at an advantageous time or price. Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Derivatives All Funds except the Capital Appreciation, Mid-Cap, RCM Mid-Cap
Risk and Small-Cap Value Funds may use derivatives, which are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The various derivative instruments that the Funds may use are referenced under "Characteristics and Risks of Securities and Investment Techniques--Derivatives" in this Prospectus and described in more detail under "Investment Objectives and Policies" in the Statement of Additional Information. The Funds may sometimes use derivatives as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Funds may also use derivatives for leverage, which increases opportunities for gain but also involves greater risk of loss due to leveraging risk. A Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. In addition, a Fund's use of derivatives may increase or accelerate the amount of taxes payable by shareholders. A Fund investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Sector      In addition to other risks, Funds that invest a substantial
Specific    portion of their assets in related industries (or "sectors") may
Risks       have greater risk because companies in these sectors may share common characteristics and may react similarly to market developments.
            Financial Sector Related Risk. Because the RCM Europe, RCM Global
            Equity and RCM International Growth Equity Funds may from time to time invest a significant percentage of their assets in financial sector securities, factors that affect the financial sector may have a greater effect on those Funds than they would on a Fund that is more diversified among a number of unrelated industries.
            Examples of these factors could include extensive government regulation, availability and cost of capital funds, changes in interest rates and price competition.
            Healthcare Related Risk. The Healthcare Innovation and RCM Global
            Healthcare Funds concentrate their investments in the healthcare industry. Therefore, they are subject to risks particular to that industry, including rapid obsolescence of products and services, patent expirations, risks associated with new regulations and changes to existing regulations, changes in government subsidy and reimbursement levels, and risks associated with the governmental approval process. Other funds, such as the RCM Large-Cap Growth, RCM Mid-Cap and RCM Tax-Managed Growth Funds may make significant investments in the healthcare industry and may also be subject to these risks.
                                            PIMCO Funds: Multi-Manager Series

            Technology Related Risk. Because the Global Innovation and Innovation Funds concentrate their investments in companies which utilize innovative technologies, and the RCM Global Technology concentrates its investments in the technology industry, they are subject to risks particularly affecting those companies, such as the risks of short product cycles and rapid obsolescence of products and services, competition from new and existing companies, significant losses and/or limited earnings, security price volatility and limited operating histories. Other Funds, such as the RCM Global Small-Cap, RCM Large-Cap Growth , RCM Mid-Cap and RCM Tax-Managed Growth Funds, may also be subject to these risks to the extent they invest their assets in technology or technology-related companies.
            Biotechnology Related Risk. Because the RCM Biotechnology Fund concentrates its investments in the biotechnology industry, it is subject to risks particular to that industry, such as the risks of short product cycles and rapid obsolescence of products and services, competition from new and existing companies, significant losses and/or limited earnings, security price volatility and limited operating histories. Other Funds may also be subject to these risks to the extent they invest their assets in biotechnology companies.

Foreign     A Fund that invests in foreign securities, and particularly the
(non-       Global Innovation, RCM Emerging Markets, RCM Europe, RCM Global
U.S.)       Equity, RCM Global Healthcare, RCM Global Small-Cap, RCM Global
Investment  Technology, RCM International Growth Equity and Select
Risk        International Funds, may experience more rapid and extreme changes in value than Funds that invest exclusively in securities of U.S.
            issuers or securities that trade exclusively in U.S. markets. The
            RCM Biotechnology, RCM Large-Cap Growth, RCM Mid-Cap and RCM Tax-
            Managed Growth Funds may also invest their assets in foreign securities, although such investments are not currently a principal investment technique for these Funds. However, if foreign securities present attractive investment opportunities, any one of these Funds may increase their percentage of assets in foreign securities, subject to applicable limits. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities are usually not subject to the same degree of regulation as U.S.
            issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S.
            standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect a Fund's investments in a foreign country. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment in foreign securities. To the extent that a Fund, such as the Global
            Innovation, RCM Emerging Markets, RCM Europe, RCM Global Equity,
            RCM Global Healthcare, RCM Global Small-Cap, RCM Global
            Technology, RCM International Growth Equity or Select
            International Fund, invests a significant portion of its assets in a narrowly defined area such as Europe, Asia or South America, the Fund will generally have more exposure to regional economic risks associated with foreign investments. Adverse developments in certain regions (such as Southeast Asia) can also adversely affect securities of other countries whose economies appear to be unrelated. In addition, special U.S. tax considerations may apply to a Fund's investment in foreign securities.
            EMU Countries Risk. Certain Funds, particularly the RCM Europe
            Fund, will invest in companies located in both EMU and non-EMU
            European countries. Investments in EMU countries, all of which use the euro as their currency, involve certain risks. The EMU's objective is to create a single, unified market through which people, goods and money can work freely. Participation in the EMU is based on countries meeting certain financial criteria contained in the treaty creating the EMU. The transition to the EMU may be troubled as twelve separate nations adjust to the reduction in flexibility, independence and sovereignty that the EMU requires.
            High unemployment and a sense of "deculteralization" within the general public and the participating countries could lead to political unrest and continuing labor disturbances.


Emerging    Foreign investment risk may be particularly high to the extent
Markets     that a Fund invests in emerging market securities of issuers based
Risk        in countries with developing economies. The RCM Emerging Markets
            Fund normally invests most of its assets in emerging market securities and is particularly sensitive to these risks. These securities may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign countries. The Global
            Innovation, RCM Biotechnology, RCM Global Equity, RCM Global
            Healthcare, RCM Global Small-Cap, RCM Global Technology, RCM
            International Growth Equity, RCM Large-Cap Growth and Select
            International Funds may invest a significant portion of their assets in emerging market securities. In addition, the risks associated with investing in a narrowly defined geographic area
            (discussed above under "Foreign (non-U.S.) Investment Risk") are generally more pronounced with respect to investments in emerging market countries.
  Prospectus
78

Currency    Funds that invest directly in foreign currencies and in securities
Risk        that trade in, or receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged. The Global Innovation, RCM Biotechnology,
            RCM Emerging Markets, RCM Europe, RCM Global Equity, RCM Global
            Healthcare, RCM Global Small-Cap, RCM Global Technology, RCM
            International Growth Equity and Select International Funds are particularly sensitive to Currency Risk. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Focused     Focusing Fund investments in a small number of issuers, industries
Investment  or foreign currencies or regions increases risk. Funds, such as
Risk        the RCM Biotechnology, RCM Europe, RCM Global Healthcare, RCM
            Global Technology, RCM International Growth Equity and Select
            Growth Funds, that are "non-diversified" because they invest in a relatively small number of issuers may have more risk because changes in the value of a single security or the impact of a single economic, political or regulatory occurrence may have a greater adverse impact on the Fund's net asset value. Some of those issuers also may present substantial credit or other risks.
            The Global Innovation, RCM Emerging Markets, RCM Europe, RCM
            Global Equity, RCM Global Small-Cap and Select International Funds may be subject to increased risk to the extent that they focus their investments in securities denominated in a particular foreign currency or in a narrowly defined geographic area outside the U.S., because companies in these areas may share common characteristics and are often subject to similar business risks and regulatory burdens, and their securities may react similarly to economic, market, political or other developments. Similarly, the Global Innovation and Innovation Funds are vulnerable to events affecting companies which use innovative technologies to gain a strategic, competitive advantage in their industry and companies that provide and service those technologies because these Funds normally "concentrate" their investments in those companies. The Healthcare Innovation Fund is vulnerable to events affecting companies in the healthcare industry because this Fund normally "concentrates" its investments in those companies.
            Similarly, the RCM Biotechnology, RCM Global Technology and RCM
            Global Healthcare Funds are vulnerable to events affecting, respectively, biotechnology companies, technology companies and companies in the healthcare industry because these Funds normally
            "concentrate" their investments in such companies. Also, the Funds may from time to time have greater risk to the extent they invest a substantial portion of their assets in companies in related industries such as "technology" or "financial and business services," which may share common characteristics, are often subject to similar business risks and regulatory burdens, and whose securities may react similarly to economic, market, political or other developments.

Leveraging  Leverage, including borrowing, will cause the value of a Fund's
Risk        shares to be more volatile than if the Fund did not use leverage.
            This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund's portfolio securities. The Funds, and in particular the Global Innovation and Tax-Efficient Equity Funds, may engage in transactions or purchase instruments that give rise to forms of leverage. Such transactions and instruments may include, among others, the use of reverse repurchase agreements and other borrowings, the investment of collateral from loans of portfolio securities, or the use of when-issued, delayed-delivery or forward commitment transactions. The use of derivatives may also involve leverage. The use of leverage may also cause a Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements.

Interest    To the extent that Funds purchase fixed income securities for
Rate Risk   investment or defensive purposes, they will be subject to interest rate risk, a market risk relating to investments in fixed income securities such as bonds and notes. The Growth & Income Fund is particularly sensitive to this risk because it may invest in interest rate sensitive securities such as corporate bonds.

             As interest rates rise, the value of fixed income securities in a
            Fund's portfolio is likely to decrease. Securities with longer "durations" (defined below) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security's price to changes in interest rates. Generally, a Fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a Fund with a shorter average portfolio duration.
                                            PIMCO Funds: Multi-Manager Series

Turnover    A change in the securities held by a Fund is known as "portfolio
Risk        turnover." Certain of the Funds, specifically the RCM
            Biotechnology, RCM Emerging Markets, RCM Europe, RCM Global
            Equity, RCM Global Healthcare, RCM Global Small-Cap, RCM Global
            Technology, RCM International Growth Equity and RCM Mid-Cap Funds are particularly susceptible to this risk. High portfolio turnover
            (e.g., over 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are taxed at ordinary income tax rates when distributed to shareholders who are individuals), and may adversely impact a Fund's after-tax returns. The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund's performance.

Credit      All of the Funds are subject to credit risk. This is the risk that
Risk        the issuer or the guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings.

High        Funds that invest in high yield securities and unrated securities
Yield       of similar quality (commonly known as "junk bonds") may be subject
Risk        to greater levels of interest rate, credit and liquidity risk than
            Funds that do not invest in such securities. The Growth & Income
            Fund, RCM Global Equity and RCM Emerging Markets Funds are particularly susceptible to this risk. These securities are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce a Fund's ability to sell them (liquidity risk).

Management  Each Fund is subject to management risk because it is an actively
Risk managed investment portfolio. PIMCO Advisors, the Sub-Advisers and each individual portfolio manager and/or portfolio management team will apply investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that these will produce the desired results.

Allocation  The Asset Allocation Fund's investment performance depends upon
Risk how its assets are allocated and reallocated among particular Underlying Funds according to the Fund's equity/fixed income allocation targets and ranges. A principal risk of investing in the Asset Allocation Fund is that PIMCO Advisors' Asset Allocation Committee will make less than optimal or poor asset allocation decisions and/or that PIMCO Advisors will make less than optimal decisions in selecting the Underlying Funds in which the Fund invests. The Committee attempts to identify asset classes and sub-classes represented by the Underlying Funds that will provide consistent, quality performance for the Fund, but there is no guarantee that the Committee's allocation techniques will produce the desired results. It is possible that the Committee and/or PIMCO Advisors will focus on Underlying Funds that perform poorly or underperform other available Funds under various market conditions. You could lose money on your investment in the Asset Allocation Fund as a result of these allocation decisions.

PIMCO       Because the Asset Allocation Fund invests all of its assets in
Asset       Underlying Funds, the risks associated with investing in the Asset
Allocation  Allocation Fund are closely related to the risks associated with
Fund--      the securities and other investments held by the Underlying Funds.
Underlying  The ability of the Fund to achieve its investment objective will
Fund        depend upon the ability of the Underlying Funds to achieve their
Risks       objectives. There can be no assurance that the investment
            objective of any Underlying Fund will be achieved.

             The Asset Allocation Fund's net asset value will fluctuate in response to changes in the net asset values of the Underlying Funds in which it invests. The extent to which the investment performance and risks associated with the Fund correlate to those of a particular Underlying Fund will depend upon the extent to which the Fund's assets are allocated from time to time for investment in the Underlying Fund, which will vary. The Fund's investment in a particular Underlying Fund may and in some cases is expected to exceed 25% of its assets. To the extent that the Fund invests a significant portion of its assets in an Underlying Fund, it will be particularly sensitive to the risks associated with that Underlying Fund and to the risks of any investments in which that Underlying Fund invests. See "Focused Investment Risk," above.

             Because many of the Funds offered in this Prospectus are
            Underlying Stock Funds, the principal risks listed above are associated with investments in the Underlying Stock Funds. The following summarizes principal risks associated with investments in the Underlying Bond Funds. As noted above, the Underlying Bond Funds are subject to some of the same risks as the Underlying Stock Funds. Because all of the risks listed in "Summary of Principal Risks" are associated with investments in the Underlying Funds, they are also, indirectly, associated with an investment in the Asset Allocation
  Prospectus
80

            Fund. Each Underlying Fund may be subject to additional principal risks other than those described below because the types of investments made by an Underlying Fund can change over time. The summary is not intended to be exhaustive. For a more complete description of these risks and the securities and investment techniques used by the Underlying Funds, please refer to the Statement of Additional Information, this Prospectus and the Underlying Bond Fund prospectus. The Statement of Additional Information and the Underlying Bond Fund prospectus are incorporated herein by reference and are available free of charge by telephoning the Distributor at 1-800-426-0107.

Market      The Underlying Bond Funds are subject to market risk, which is
Risk        described above under "Market Risk."

Issuer      The Underlying Bond Funds are subject to issuer risk, which is
Risk        described above under "Issuer Risk."

Smaller     Smaller company risk, described above under "Smaller Company
Company     Risk," also applies to the fixed income securities issued by
Risk        smaller companies and may affect some of the investments of the
            Underlying Bond Funds.

Liquidity   Many of the Underlying Bond Funds are subject to liquidity risk,
Risk        which is described above under "Liquidity Risk."

Derivatives Many of the Underlying Bond Funds may, but are not required to,
Risk use a number of derivative instruments for risk management purposes or as part of their investment strategies. Derivatives risk is described above under "Derivatives Risk" and under "Characteristics and Risks of Securities and Investment Techniques--Derivatives." In addition, because PIMCO StocksPLUS Fund invests in equity-based (S&P 500) derivatives, it too is subject to derivatives risk. See "A Note on PIMCO StocksPLUS Fund" below.

Foreign     Many Underlying Bond Funds (in particular, PIMCO Global Bond,
(non-       Foreign Bond and Emerging Markets Bond Funds) are subject to
U.S.)       foreign (non-U.S.) investment risk, which is described above under
Investment  "Foreign (non-U.S.) Investment Risk."
Risk

             In addition, some of the Underlying Bond Funds may invest in sovereign debt issued by governments, their agencies or instrumentatilities, or other government-related entities. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In addition, there is no bankruptcy proceeding by which defaulted sovereign debt may be collected.

Emerging    Some of the Underlying Bond Funds (in particular, PIMCO Emerging
Markets     Markets Bond Fund) are subject to emerging markets risk, described
Risk        above under "Emerging Markets Risk."

Currency    Many Underlying Bond Funds (in particular, PIMCO Global Bond,
Risk        Foreign Bond and Emerging Markets Bond Funds) are subject to currency risk, which is described above under "Currency Risk."

Focused     PIMCO Real Return, Global Bond, Foreign Bond and Emerging Markets
Investment  Bond Funds are "non-diversified," which means they invest in a
Risk        smaller number of issuers than diversified mutual funds. These
            Funds, and other Underlying Bond Funds that also normally invest in a relatively small number of issuers, are subject to focused investment risk, which is described above under "Focused
            Investment Risk."

             In addition, PIMCO Global Bond, Foreign Bond and Emerging Markets
            Bond Funds may be subject to increased risk to the extent they focus their assets in securities denominated in a particular foreign currency or in a narrowly defined geographic area outside the U.S., because companies in those areas may share common characteristics and are often subject to similar business risks and regulatory burdens, and their securities may react similarly to economic, market, political or other developments.

Leveraging  Some of the Underlying Bond Funds are subject to leveraging risk,
Risk        which is described above under "Leveraging Risk."

Interest    The Underlying Bond Funds are particularly subject to interest
Rate Risk   rate risk. Changes in the market values of fixed income securities are largely a function of changes in the current level of interest rates. The value of an Underlying Fund's investments in fixed income securities will typically change as the level of interest rates fluctuate. During periods of declining interest rates, the value of fixed income securities generally rise. Conversely, during periods of rising interest rates, the value of fixed income securities generally decline.

                                            PIMCO Funds: Multi-Manager Series

             "Duration," described above under "Interest Rate Risk," is one measure of the expected life of a fixed income security that is used to determine the sensitivity of a security's price to changes in interest rates. Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Accordingly, Underlying Bond Funds with longer average portfolio durations (e.g., PIMCO Long-Term U.S. Government Fund) will generally be more sensitive to changes in interest rates than Funds with shorter average portfolio durations (e.g., PIMCO Money Market, Short-Term and Low Duration Funds). Also, some portfolios (e.g., those with mortgage-backed and other prepayable securities) have changing durations and may have increasing durations precisely when that is least advantageous (i.e., when interest rates are rising).

             Most of the Underlying Bond Funds may invest in securities that are particularly sensitive to fluctuations in prevailing interest rates and have relatively high levels of interest rate risk. These include various mortgage-related securities (for instance, the interest-only or "IO" class of a stripped mortgage-backed security) and "zero coupon" securities (fixed income securities, including certain U.S. Government securities, that do not make periodic interest payments and are purchased at a discount from their value at maturity).

Credit      All of the Underlying Bond Funds are subject to credit risk, which
Risk        is described above under "Credit Risk." The Underlying Bond Funds are subject to varying degrees of risk that the issuers of the securities will have their credit ratings downgraded or will default, potentially reducing the Underlying Bond Fund's share price and income level. Nearly all fixed income securities are subject to some credit risk, whether the issuers of the securities are corporations, states and local governments or foreign governments. Even certain U.S. Government securities are subject to credit risk.

High        Underlying Bond Funds which invest in high yield securities (in
Yield       particular, PIMCO High Yield and Emerging Markets Bond Funds) may
Risk        be subject to greater levels of interest rate, credit and
            liquidity risk than Funds that invest exclusively in higher quality fixed income securities (e.g., PIMCO Money Market and Long-Term U.S. Government Funds). These securities are considered predominately speculative with respect to the issuer's continuing ability to make principal and interest payments (credit risk).
            High yield risk is described above under "High Yield Risk."


Mortgage    Most of the Underlying Bond Funds may invest in mortgage-related
Risk        securities. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, an Underlying Fund that holds mortgage-related securities may exhibit additional volatility. This is sometimes referred to as extension risk. In addition, mortgage-related securities may involve special risks relating to unanticipated rates of prepayment on the mortgages underlying the securities. This is sometimes referred to as prepayment risk. Declining interest rates may tend to increase prepayments, and these prepayments would have to be reinvested at the then-prevailing lower interest rates.
            Therefore, an Underlying Fund that holds mortgage-related securities may have less potential for capital appreciation during periods of declining interest rates than Funds that invest in other types of fixed income securities of similar maturities.

Management  Each Underlying Bond Fund is subject to management risk because it
Risk is an actively managed investment portfolio. Pacific Investment Management Company LLC ("Pacific Investment Management Company") and the individual portfolio managers of the Underlying Bond Funds will apply investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that they will produce the desired results.

A Note on
PIMCO       The Asset Allocation Fund may invest in PIMCO StocksPLUS Fund.
StocksPLUS  While the investment objective of that Fund is to achieve a total
Fund        return which exceeds the total return performance of the S&P 500
            Index, it does so by investing substantially all of its assets in a combination of equity-based (S&P 500 Index) derivative
            instruments, backed by a portfolio of fixed income securities.
            Consequently, the risks of investing in the Fund include
            derivatives risk and the risks generally associated with the
            Underlying Bond Funds. To the extent that the Fund invests in S&P
            500 Index derivatives backed by a portfolio of fixed income securities, under certain conditions, generally in a market where the value of both S&P 500 Index derivatives and fixed income securities are declining, the Fund may experience greater losses than would be the case if it were to invest directly in a
            portfolio of S&P 500 Index stocks.
  Prospectus
82

              Management of the Funds

Investment
Adviser
and
Administrator PIMCO Advisors serves as the investment adviser and the administrator (serving in its capacity as administrator, the "Administrator") for the Funds. Subject to the supervision of the Board of Trustees, PIMCO Advisors is responsible for managing, either directly or through others selected by it, the investment activities of the Funds and the Funds' business affairs and other administrative matters.

               PIMCO Advisors is located at 888 San Clemente Drive, Newport
              Beach, California 92660. Organized in 1987, PIMCO Advisors provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. As of January 1, 2002, PIMCO Advisors and its advisory affiliates had approximately $361 billion in assets under management.

               PIMCO Advisors has retained investment management firms ("Sub-
              Advisers") to manage each Fund's investments, except that PIMCO Advisors has not retained a Sub-Adviser to manage the assets of the Asset Allocation Fund. See "Sub-Advisers" below.

               PIMCO Advisors has retained its affiliate, Pacific Investment
              Management Company LLC ("Pacific Investment Management Company"), to provide various administrative and other services required by the Funds in its capacity as sub-administrator. PIMCO Advisors and the sub-administrator may retain other affiliates to provide certain of these services.

               During December 2001, PIMCO Advisors L.P. changed its name to
              Allianz Dresdner Asset Management of America L.P., which serves as the Funds' investment adviser through its PIMCO Advisors division and, acting in such capacity, is referred to herein as PIMCO Advisors.

Advisory      Each Fund (except for the Asset Allocation Fund) pays PIMCO
Fees          Advisors fees in return for providing or arranging for the provision of investment advisory services. In the case of Funds for which PIMCO Advisors has retained a separate Sub-Adviser, PIMCO Advisors (and not the Fund) pays a portion of the advisory fees it receives to the Sub-Adviser in return for its services.

               The Funds pay monthly advisory fees to PIMCO Advisors at the following annual rates (stated as a percentage of the average daily net assets of each Fund taken separately):


         Fund                                                     Advisory Fees
            -------------------------------------------------------------------
         Capital Appreciation, Equity Income, Mid-Cap, RCM
          Large-Cap Growth, Tax-Efficient Equity and Value Funds      0.45%
         RCM Mid-Cap Fund                                             0.47%
         Growth and RCM International Growth Equity Funds             0.50%
         Target Fund                                                  0.55%
         Renaissance, Growth & Income, RCM Tax-Managed Growth,
          Select Growth and Small-Cap Value Funds                     0.60%*
         Innovation and Opportunity Funds                             0.65%
         Healthcare Innovation Fund                                   0.70%
         Select International Fund                                    0.75%
         RCM Europe and RCM Global Healthcare Funds                   0.80%
         RCM Global Equity Fund                                       0.85%
         RCM Biotechnology Fund                                       0.90%
         RCM Global Technology Fund                                   0.95%
         Global Innovation, RCM Emerging Markets and RCM Global
          Small-Cap Funds                                             1.00%

            * On August 1, 2000, the advisory fee rate for the Growth & Income
              Fund decreased from 0.63% to 0.60% per annum.

             The Asset Allocation Fund does not pay any fees to PIMCO Advisors under the Trust's investment advisory agreement in return for the advisory and asset allocation services provided by PIMCO Advisors. The Fund does, however, indirectly pay its proportionate share of the advisory fees paid to PIMCO Advisors and Pacific Investment Management Company by the Underlying Funds in which it invests. See "Underlying Fund Expenses" below.
                                            PIMCO Funds: Multi-Manager Series

Administrative
Fees Each Fund pays for the administrative services it requires under a fee structure which is essentially fixed. Class A, Class B and Class C shareholders of each Fund pay an administrative fee to PIMCO Advisors, computed as a percentage of the Fund's assets attributable in the aggregate to those classes of shares. PIMCO Advisors, in turn, provides or procures administrative services for Class A, Class B and Class C shareholders and also bears the costs of most third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Funds do bear other expenses which are not covered under the administrative fee which may vary and affect the total level of expenses paid by Class A, Class B and Class C shareholders, such as brokerage fees, commissions and other transaction expenses, costs of borrowing money, including interest expenses, and fees and expenses of the Trust's disinterested Trustees.

             Class A, B and C shareholders of the Funds pay PIMCO Advisors monthly administrative fees at the following annual rates (stated as a percentage of the average daily net assets attributable in the aggregate to the Fund's Class A, Class B and Class C shares):


         Fund                                             Administrative Fees*
            ------------------------------------------------------------------
         Select International, RCM International Growth
          Equity, RCM Emerging Markets and RCM Europe
          Funds                                                   0.70%
         Global Innovation, RCM Global Equity and RCM
          Global Small-Cap Funds                                  0.60%
         RCM Global Technology and RCM Global Healthcare
          Funds                                                   0.55%
         Equity Income, Growth & Income, Healthcare
          Innovation, RCM Large-Cap Growth, RCM Mid-Cap
          and RCM Tax-Managed Growth Funds                        0.50%
         RCM Biotechnology Fund                                   0.45%
         All Other Funds                                          0.40%

            * The Administrative Fee rate for each Fund is subject to a reduction of 0.05% per year on average daily net assets attributable in the aggregate to the Fund's Class A, B and C shares in excess of $2.5 billion.

Sub-        Each Sub-Adviser has full investment discretion and makes all
Advisers    determinations with respect to the investment of a Fund's assets, subject to the general supervision of PIMCO Advisors and the Board of Trustees. The following provides summary information about each Sub-Adviser, including the Fund(s) it manages.


       Sub-Adviser*                        Funds
            ---------------------------------------------------------------------------------------------------------------
       PIMCO Equity Advisors LLC           Global Innovation, Growth, Growth & Income, Healthcare
       ("PIMCO Equity Advisors")           Innovation, Innovation, Opportunity, Renaissance, Select Growth,
       1345 Avenue of the Americas,        Target and Value
       50th Floor
       New York, NY 10105
            ---------------------------------------------------------------------------------------------------------------
       PIMCO Funds Advisors LLC
       ("PFA")                             Select International
       1345 Avenue of the Americas,
       50th Floor
       New York, NY 10105
            ---------------------------------------------------------------------------------------------------------------
       Cadence Capital Management          Capital Appreciation and Mid-Cap
       ("Cadence")
       265 Franklin Street
       11th Floor
       Boston, MA 02110
            -------------------------------------------------------------------------------------------------------------
       Dresdner RCM Global Investors LLC   RCM Biotechnology, RCM Emerging Markets, RCM Europe, RCM Global Equity, RCM Global
       ("Dresdner RCM")                    Healthcare, RCM Global Small-Cap, RCM Global Technology, RCM International Growth Equity,
       4 Embarcadero Center                RCM Large-Cap Growth, RCM Mid-Cap and RCM Tax-Managed Growth (the "RCM Funds")
       San Francisco, CA 94111
            ---------------------------------------------------------------------------------------------------------------
       NFJ Investment Group ("NFJ")        Equity Income and Small-Cap Value
       2121 San Jacinto, Suite 1840
       Dallas, TX 75201
            ---------------------------------------------------------------------------------------------------------------
       Parametric Portfolio                Tax-Efficient Equity
       Associates ("Parametric")
       1151 Fairview Avenue N.
       Seattle, WA 98109

            * PIMCO Equity Advisors and PFA are wholly-owned indirect
              subsidiaries of PIMCO Advisors. Cadence and NFJ are affiliated sub-partnerships of PIMCO Advisors. Dresdner RCM is an indirect wholly-owned subsidiary of Allianz AG and an affiliate of PIMCO Advisors. Parametric is not affiliated with PIMCO Advisors.

            The following provides additional information about each Sub-Adviser and the individual portfolio managers who have or share primary responsibility for managing the Funds' investments.

PIMCO
Equity
Advisors PIMCO Equity Advisors provides equity-related advisory services to mutual funds and institutional accounts. Accounts managed by PIMCO Equity Advisors had combined assets as of December 31, 2001, of approximately $9.4 billion.

  Prospectus
84

            The following individuals at PIMCO Equity Advisors have primary responsibility for the noted Funds. A different sub-advisory firm served as Sub-Adviser for the Growth, Innovation, Opportunity and Target Funds prior to March 6, 1999, for the Renaissance Fund prior to May 7, 1999, for the Select Growth and Growth & Income Funds prior to July 1, 1999, and for the Value Fund prior to May 8, 2000.


         Fund                  Portfolio Managers  Since             Recent Professional Experience
            ---------------------------------------------------------------------------------------
         Global Innovation     Dennis P. McKechnie 1999 (inception)+    Portfolio Manager of
                                                                        PIMCO Equity Advisors.
                                                                        Prior to joining PIMCO
                                                                        Advisors, he was with
                                                                        Columbus Circle
                                                                        Investors from 1991 to
                                                                        1999, where he managed
                                                                        equity accounts and
                                                                        served in various
                                                                        capacities including as
                                                                        Portfolio Manager for
                                                                        the Innovation Fund. Mr.
                                                                        McKechnie received his
                                                                        M.B.A. from Columbia
                                                                        Business School and a
                                                                        degree in electrical
                                                                        engineering from Purdue
                                                                        University.

                               Jiyoung Kim         2000                 Senior Research Analyst
                                                                        for PIMCO Innovation
                                                                        Fund, where she covers
                                                                        biotechnology,
                                                                        telecommunications
                                                                        equipment,
                                                                        semiconductors and
                                                                        networking. Prior to
                                                                        joining PIMCO Equity
                                                                        Advisors in 1999, she
                                                                        was a Senior Research
                                                                        Analyst at Fred Alger
                                                                        Management from 1994 to
                                                                        1999. Prior to that, she
                                                                        was a Senior Research
                                                                        Technician at Repligen,
                                                                        a biopharmaceutical
                                                                        company.

         Growth                Kenneth W. Corba    1999                 Managing Director and
                                                                        Chief Investment Officer
                                                                        of PIMCO Equity Advisors
                                                                        and a Member of the
                                                                        Management Board of
                                                                        PIMCO Advisors. Prior to
                                                                        joining PIMCO Advisors,
                                                                        he was with Eagle Asset
                                                                        Management from 1995 to
                                                                        1998, serving in various
                                                                        capacities including as
                                                                        Chief Investment Officer
                                                                        and Portfolio Manager.
                                                                        He was with Stein Roe
                                                                        and Farnham Inc. from
                                                                        1984 to 1995, serving in
                                                                        various capacities
                                                                        including as Director of
                                                                        the Capital Management
                                                                        Group, Senior Vice
                                                                        President and Portfolio
                                                                        Manager.

         Growth & Income       Mr. Corba           1999                 See above.

                               Peter C. Thoms      2000                 Co-Portfolio Manager and
                                                                        research analyst for
                                                                        PIMCO Equity Advisor.
                                                                        Investment Analyst at
                                                                        Federated Investors from
                                                                        July 1998 to May 1999.
                                                                        Previously, he received
                                                                        his M.B.A. at the
                                                                        University of Virginia's
                                                                        Darden School of
                                                                        Business.

         Healthcare Innovation Mr. McKechnie       2000 (inception)     See above.

                               Ms. Kim             2000 (inception)     See above.

         Innovation            Mr. McKechnie       1998                 See above.

         Opportunity           Michael F. Gaffney  1999                 Managing Director of
                                                                        PIMCO Equity Advisors,
                                                                        where he manages the
                                                                        Opportunity Fund and
                                                                        other small-cap
                                                                        products. Prior to
                                                                        joining PIMCO Advisors,
                                                                        he was with Alliance
                                                                        Capital Management L.P.
                                                                        from 1987 to 1999,
                                                                        serving in various
                                                                        capacities including as
                                                                        Senior Vice President
                                                                        and Portfolio Manager.

         Renaissance           John K. Schneider   1999                 Managing Director of
                                                                        PIMCO Equity Advisors.
                                                                        Prior to joining PIMCO
                                                                        Advisors, he was a
                                                                        partner and Portfolio
                                                                        Manager of Schneider
                                                                        Capital Management from
                                                                        1996 to 1999, where he
                                                                        managed equity accounts
                                                                        for various
                                                                        institutional clients.
                                                                        Prior to that he was a
                                                                        member of the Equity
                                                                        Policy Committee and
                                                                        Director of Research at
                                                                        Newbold's Asset
                                                                        Management from 1991 to
                                                                        1996.

         Select Growth         Mr. Corba           1999                 See above.

         Target                Jeff Parker         1999                 Portfolio Manager and
                                                                        Research Analyst for
                                                                        PIMCO Equity Advisors.
                                                                        Prior to joining PIMCO
                                                                        Equity Advisors, he
                                                                        managed equity accounts
                                                                        as an Assistant
                                                                        Portfolio Manager at
                                                                        Eagle Asset Management
                                                                        from 1996 to 1998. He
                                                                        was a Senior Consultant
                                                                        with Andersen
                                                                        Consulting, specializing
                                                                        in healthcare and
                                                                        technology, from 1991 to
                                                                        1994.

         Value                 Mr. Schneider       2000                 See above.

            -------
            + Prior to PIMCO Advisors and PIMCO Equity Advisors assuming their positions as Adviser and Sub-Adviser, respectively, of the Global Innovation Fund, Mr. McKechnie managed the Fund's portfolio in his capacity as an officer of the Trust.

             During December, 2001, the sub-advisory functions performed by the PIMCO Equity Advisors division of PIMCO Advisors and its personnel were transferred to PIMCO Equity Advisors LLC, a newly formed, indirect wholly owned subsidiary of PIMCO Advisors. PIMCO Equity Advisors LLC serves as the Sub-Adviser to the Funds previously sub-advised by PIMCO Equity Advisors. The Funds' portfolio managers did not change as a result of these changes, which were approved by the Trust's Board of Trustees.
                                            PIMCO Funds: Multi-Manager Series

PFA A subsidiary of PIMCO Advisors, PFA provides international advisory services to mutual funds. PFA commenced operations during the fourth quarter of 2000. Different firms served as sub-adviser to the Select International Fund prior to November 1, 2000. Accounts managed by PFA had combined assets as of December 31, 2001, of approximately $80 million.

             The following individuals at PFA share primary responsibility for the Select International Fund.


                                                              Recent Professional
         Fund          Portfolio Managers               Since Experience
            --------------------------------------------------------------------------
         Select        Udo Frank (lead manager)         2000  Managing Director and
         International                                        Chief Investment Officer
                                                              of Allianz Asset
                                                              Advisory and Management
                                                              GmbH ("Allianz AAM"),
                                                              responsible for the
                                                              entire area (since
                                                              1997), and Chief
                                                              Executive Officer and
                                                              Chief Investment Officer
                                                              of Allianz PIMCO Asset
                                                              Management. Previously,
                                                              he served as the Chief
                                                              Investment Officer of
                                                              Allianz KAG (since
                                                              1994).
                       Wolfram Gerdes (co-manager)      2000  Managing director of
                                                              Equity Portfolio
                                                              Management at Allianz
                                                              AAM since 1998. Prior to
                                                              joining Allianz AAM, he
                                                              held various positions,
                                                              including head of
                                                              portfolio management,
                                                              with Allianz
                                                              Lebensversicherungs AG
                                                              from 1992 to 1998.
                       Gerd Wolfgang Hintz (co-manager) 2000  Managing Director of the
                                                              Equity Research
                                                              Department at Allianz
                                                              AAM since 1998. In
                                                              addition, he has been
                                                              responsible for Allianz
                                                              AAM's trading department
                                                              since January 2000.
                                                              Previously, he was the
                                                              head of Research and
                                                              Investor Relations of
                                                              Allianz AG.
                       Alan Kwan (co-manager)           2000  Portfolio Manager for
                                                              Allianz AAM. Since 1995,
                                                              Mr. Kwan has held
                                                              various positions with
                                                              Allianz AAM, with roles
                                                              encompassing
                                                              quantitative analysis
                                                              and equity portfolio
                                                              management with a focus
                                                              on Australian equity and
                                                              international equity
                                                              funds.


Cadence An affiliated subpartnership of PIMCO Advisors, Cadence provides advisory services to mutual funds and institutional accounts. Cadence Capital Management Corporation, the predecessor investment adviser to Cadence, commenced operations in 1988. Accounts managed by Cadence had combined assets as of December 31, 2001, of approximately $5.7 billion.

             The following individuals at Cadence share primary responsibility for each of the noted Funds.


                                                                                  Recent Professional
         Fund                 Portfolio Managers                Since             Experience
            ----------------------------------------------------------------------------------------------
         Capital Appreciation David B. Breed                    1991 (Inception)  Managing Director, Chief
                                                                                  Executive Officer, Chief
                                                                                  Investment Officer and
                                                                                  founding partner of
                                                                                  Cadence. Member of the
                                                                                  Management Board of
                                                                                  PIMCO Advisors. He is a
                                                                                  research generalist and
                                                                                  has led the team of
                                                                                  portfolio managers and
                                                                                  analysts since 1988. Mr.
                                                                                  Breed has managed
                                                                                  separate equity accounts
                                                                                  for many institutional
                                                                                  clients and has led the
                                                                                  team that manages the
                                                                                  PIMCO Funds sub-advised
                                                                                  by Cadence since those
                                                                                  Funds' inception dates.
                              William B. Bannick                1992              Managing Director and
                                                                                  Executive Vice President
                                                                                  at Cadence. Mr. Bannick
                                                                                  is a research generalist
                                                                                  and Senior Portfolio
                                                                                  Manager for the Cadence
                                                                                  team. He has managed
                                                                                  separately managed
                                                                                  equity accounts for
                                                                                  various Cadence
                                                                                  institutional clients
                                                                                  and has been a member of
                                                                                  the team that manages
                                                                                  the PIMCO Funds sub-
                                                                                  advised by Cadence since
                                                                                  joining Cadence in 1992.
                              Katherine A. Burdon               1993              Managing Director and
                                                                                  Senior Portfolio Manager
                                                                                  at Cadence. Ms. Burdon
                                                                                  is a research generalist
                                                                                  and has managed
                                                                                  separately managed
                                                                                  equity accounts for
                                                                                  various Cadence
                                                                                  institutional clients
                                                                                  and has been a member of
                                                                                  the team that manages
                                                                                  the PIMCO Funds sub-
                                                                                  advised by Cadence since
                                                                                  joining Cadence in 1993.
                              Wayne A. Wicker                   2000              Managing Director and
                                                                                  Senior Portfolio Manager
                                                                                  at Cadence. He is a
                                                                                  research generalist with
                                                                                  21 years of investment
                                                                                  experience and has
                                                                                  managed separately
                                                                                  managed equity accounts
                                                                                  for various Cadence
                                                                                  institutional clients
                                                                                  and has been a member of
                                                                                  the team that manages
                                                                                  the PIMCO Funds sub-
                                                                                  advised by Cadence since
                                                                                  joining Cadence in 1998.
         Mid-Cap              Messrs. Breed, Bannick and Wicker Same as Capital   See above.
                              and Ms. Burdon                    Appreciation Fund

  Prospectus
86

Dresdner    Dresdner RCM is located at Four Embarcadero Center, San Francisco,
RCM         CA 94111. Established in 1998, and the successor to the business of its prior holding company, Dresdner RCM Global Investors US
            Holdings LLC, Dresdner RCM, an affiliate of PIMCO Advisors, provides advisory services to mutual funds and institutional accounts. Dresdner RCM was originally formed as Rosenberg Capital
            Management in 1970, and it and its successors have been consistently in business since then. As of December 31, 2001, Dresdner RCM had approximately $41 billion in assets under management.

            Each of the Funds (with the exception of the RCM Global Technology
            Fund) is managed on a team basis, and no individual is separately responsible for the day-to-day management of the Funds.

            The Large-Cap Equity Team is primarily responsible for the day-to-day management of the RCM Large-Cap Growth Fund.

            The Private Client Group Equity Portfolio Management Team is primarily responsible for the day-to-day management of the RCM Tax-Managed Growth Fund.

            The Mid-Cap Equity Team is primarily responsible for the day-to-day management of the RCM Mid-Cap Fund.

            The Small-Cap Equity Team is primarily responsible for the day-to-day management of the RCM Global Small-Cap Fund.

            The Healthcare Team is primarily responsible for the day-to-day management of the RCM Global Healthcare Fund and the RCM Biotechnology Fund.

            The International Equity Team is primarily responsible for the day-to-day management of the RCM International Growth Equity Fund, RCM Emerging Markets Fund and the RCM Europe Fund.

            The Global Equity Team is primarily responsible for the day-to-day management of the RCM Global Equity Fund.

            The RCM Global Technology Fund is managed by Huachen Chen, CFA, a Managing Director who has been associated with Dresdner RCM Global Investors LLC since 1985, and by Walter C. Price, CFA, a Managing Director who has been associated with Dresdner RCM Global Investors LLC since 1974. Mr. Chen holds an MBA in accounting and finance from the University of California, Berkeley, an MS in Materials Science and Engineering from Northwestern University and a BS in Materials Science and Engineering from Cornell University. Mr. Price received his BS with Honors in Management and Electrical Engineering and a Masters of Science in Management from Massachusetts Institute of Technology.

NFJ An affiliated sub-partnership of PIMCO Advisors, NFJ provides advisory services to mutual funds and institutional accounts. NFJ Investment Group, Inc., the predecessor investment adviser to NFJ, commenced operations in 1989. Accounts managed by NFJ had combined assets as of December 31, 2001, of approximately $1.5 billion.

             The following individuals at NFJ share primary responsibility for the noted Fund.


         Fund       Portfolio Managers Since            Recent Professional Experience
            ----------------------------------------------------------------------------------------
         Equity     Chris Najork       2000 (Inception) Managing Director and founding partner of
         Income                                         NFJ. He has over 30 years" experience
                                                        encompassing equity research and portfolio
                                                        management. Prior to the formation of NFJ in
                                                        1989, he was a Senior Vice President, Senior
                                                        Portfolio Manager and analyst at
                                                        NationsBank, which he joined in 1974.
                    Benno J. Fischer   2000 (Inception) Managing Director and founding partner of
                                                        NFJ. He has over 30 years" experience in
                                                        portfolio management, investment analysis
                                                        and research. Prior to the formation of NFJ
                                                        in 1989, he was Chief Investment Officer
                                                        (institutional and fixed income), Senior
                                                        Vice President and Senior Portfolio Manager
                                                        at NationsBank, which he joined in 1971.
                                                        Prior to joining NationsBank, Mr. Fischer
                                                        was a securities analyst at Chase Manhattan
                                                        Bank and Clark, Dodge.
         Small-Cap  Mr. Najork         1991 (Inception) See Above
         Value
                    Mr. Fischer        1991 (Inception) See Above
                    Paul A. Magnuson   1995             Principal at NFJ. He is a Portfolio Manager
                                                        and Senior Research Analyst with 14 years'
                                                        experience in equity analysis and portfolio
                                                        management. Prior to joining NFJ in 1992, he
                                                        was an Assistant Vice President at
                                                        NationsBank, which he joined in 1985. Within
                                                        the Trust Investment Quantitative Services
                                                        Division of NationsBank, he was responsible
                                                        for equity analytics and structured fund
                                                        management.
                    E. Clifton Hoover  1998             Principal at NFJ. He is a Portfolio Manager
                                                        with 15 years' experience in financial
                                                        analysis and portfolio management. Prior to
                                                        joining NFJ in 1997, he was associated with
                                                        Credit Lyonnais from 1991 to 1997, where he
                                                        served as a vice-president and was
                                                        responsible for the financial analysis and
                                                        portfolio management of a diversified
                                                        portfolio. He began his career as a
                                                        financial analyst with NationsBank in 1985.

                                            PIMCO Funds: Multi-Manager Series

Parametric  Parametric provides advisory services to mutual funds and institutional accounts. Parametric Portfolio Associates, Inc., the predecessor investment adviser to Parametric, commenced operations in 1987. Parametric, a former subsidiary of PIMCO Advisors, is no longer affiliated with PIMCO Advisors. Accounts managed by Parametric had combined assets as of December 31, 2001, of approximately $4.3 billion.

             The following individuals at Parametric share primary
            responsibility for the Tax-Efficient Equity Fund.


         Fund       Portfolio Managers Since            Recent Professional Experience
            ----------------------------------------------------------------------------------------
         Tax-          David Stein     1998 (Inception) Managing Director of Parametric. He has been
         Efficient                                      with Parametric since 1996 where he leads
         Equity                                         the investment, research and product
                                                        development activities. Previously, he
                                                        served in Investment Research at GTE
                                                        Corporation from 1995 to 1996, in Equity
                                                        Research at Vanguard Group from 1994 to 1995
                                                        and in Investment Research at IBM
                                                        Corporation from 1977 to 1994.
                       Tom Seto        1998 (Inception) Vice President and Portfolio Manager of
                                                        Parametric. Since joining Parametric in
                                                        1998, he has been responsible for management
                                                        of Parametric's active U.S. equity
                                                        strategies and has managed structured equity
                                                        portfolios. Previously, he was with Barclays
                                                        Global Investors from 1991 to 1998, serving
                                                        in various capacities including as head of
                                                        U.S. Equity Index Investments and Portfolio
                                                        Manager.

Adviser/Sub-Shareholders of each Fund (except the Equity Income, Healthcare
Adviser     Innovation, Innovation and Mid-Cap Funds) have approved a proposal
Relationshippermitting PIMCO Advisors to enter into new or amended sub-
            advisory agreements with one or more sub-advisers with respect to each Fund without obtaining shareholder approval of such agreements, subject to the conditions of an exemptive order that has been granted by the Securities and Exchange Commission. One of the conditions requires the Board of Trustees to approve any such agreement. In addition, the exemptive order currently prohibits
            PIMCO Advisors from entering into sub-advisory agreements with affiliates of PIMCO Advisors without shareholder approval, unless those affiliates are substantially wholly-owned by PIMCO Advisors.
            Subject to the ultimate responsibility of the Board of Trustees, PIMCO Advisors has responsibility to oversee the Sub-Advisers and to recommend their hiring, termination and replacement.

Distributor The Trust's Distributor is PIMCO Funds Distributors LLC, an
            indirect wholly owned subsidiary of PIMCO Advisors. The Distributor, located at 2187 Atlantic Street, Stanford, CT 06902, is a broker-dealer registered with the Securities and Exchange Commission.

PIMCO
Asset       PIMCO Advisors selects the Underlying Funds in which the Asset
Allocation  Allocation Fund may invest. PIMCO Advisors' Asset Allocation
Fund--      Committee is responsible for determining how the Fund's assets are
Asset       allocated and reallocated from time-to-time among the Underlying
Allocation  Funds selected by PIMCO Advisors. The following provides
Committee   information about the individuals who comprise the Asset
            Allocation Committee and are primarily responsible for making asset allocation and other investment decisions for the Asset
            Allocation Fund.

          Asset Allocation
          Committee Member     Since                   Recent Professional Experience
            -----------------------------------------------------------------------------------------
          Udo Frank          May, 2000 Managing Director and Chief Investment Officer of Allianz
                                       Asset Advisory and Management GmbH, responsible for the entire investment area (since 1997), and Chief Executive Officer and
                                       Chief Investment Officer of Allianz PIMCO Asset Management.
                                       Previously, he served as the Chief Investment Officer of
                                       Allianz KAG since 1994.
          Kenneth W.         May, 2000 Managing Director and Chief Investment Officer of the PIMCO
           Corba                       Equity Advisors Division of PIMCO Advisors and a Member of the
                                       Management Board of PIMCO Advisors. Prior to joining PIMCO
                                       Advisors, he was with Eagle Asset Management from 1995 to
                                       1998, serving in various capacities including as Chief
                                       Investment Officer and Portfolio Manager. He was with Stein
                                       Roe & Farnham Inc. from 1984 to 1995, serving in various
                                       capacities including as Director of the Capital Management
                                       Group, Senior Vice President and Portfolio Manager.
          Colin Glinsman     May, 2000 Chief Investment Officer of Oppenheimer Capital since 1999.
                                       Previously, he served as a portfolio manager and research
                                       analyst at Oppenheimer Capital from 1989 to 1999.
          John Hague         May, 2000 Managing Director of Pacific Investment Management Company
                                       LLC, where he is a member of the Executive Committee and a senior member of the Portfolio Management and Investment
                                       Strategy Groups. He joined Pacific Investment Management
                                       Company LLC in 1987.
          John Loftus        May, 2000 Managing Director of Pacific Investment Management Company
                                       LLC, where he is a senior member of its Investment Strategy
                                       Group. He also heads the firm's product management area. He joined Pacific Investment Management Company LLC in 1986.

  Prospectus
88

PIMCO       The expenses associated with investing in a "fund of funds," such
Asset       as the Asset Allocation Fund, are generally higher than those for
Allocation  mutual funds that do not invest primarily in other mutual funds.
Fund--      This is because shareholders in a "fund of funds" indirectly pay a
Underlying  portion of the fees and expenses charged at the underlying fund
Fund        level.
Expenses

             The Asset Allocation Fund is structured in the following ways to lessen the impact of expenses incurred at the Underlying Fund level:

            . The Fund does not pay any fees for asset allocation or advisory services under the Trust's investment advisory agreement.

            . The Fund invests in Institutional Class shares of the Underlying
              Funds, which are not subject to any sales charges or 12b-1 fees.

             The following table summarizes the annual expenses borne by
            Institutional Class shareholders of the Underlying Funds (based on estimates for the current fiscal year). Because the Asset Allocation Fund invests in Institutional Class shares of the Underlying Funds, shareholders of the Fund indirectly bear a proportionate share of these expenses, depending upon how the Fund's assets are allocated from time to time among the Underlying Funds. See "Fees and Expenses of the Funds" in the Asset Allocation Fund's Fund Summary above.

                                     Annual Underlying Fund Expenses
                                     (Based on the average daily net assets
                                     attributable to a Fund's Institutional Class
                                     shares):
                                     Advisory Admini-       Other    Total Fund
           Underlying Fund           Fees     strative Fees Expenses Operating Expenses
               ------------------------------------------------------------------------
           PIMCO Growth              0.50%    0.25%         0.00%    0.75%
               ------------------------------------------------------------------------
           PIMCO Target              0.55     0.25          0.00     0.80
               ------------------------------------------------------------------------
           PIMCO Opportunity         0.65     0.25          0.00     0.90
               ------------------------------------------------------------------------
           PIMCO Capital
            Appreciation             0.45     0.25          0.00     0.70
               ------------------------------------------------------------------------
           PIMCO Mid-Cap             0.45     0.25          0.00     0.70
               ------------------------------------------------------------------------
           PIMCO Micro-Cap           1.25     0.25          0.00     1.50
               ------------------------------------------------------------------------
           PIMCO Renaissance         0.60     0.25          0.00     0.85
               ------------------------------------------------------------------------
           PIMCO Value               0.45     0.25          0.00     0.70
               ------------------------------------------------------------------------
           PIMCO Small-Cap Value     0.60     0.25          0.00     0.85
               ------------------------------------------------------------------------
           PIMCO Tax-Efficient
            Equity                   0.45     0.25          0.00     0.70
               ------------------------------------------------------------------------
           PIMCO StocksPLUS          0.40     0.25          0.00     0.65
               ------------------------------------------------------------------------
           PIMCO Select
            International            0.75     0.50          0.07     1.32
               ------------------------------------------------------------------------
           PIMCO Structured
            Emerging Markets         0.45     0.50          0.03     0.98
               ------------------------------------------------------------------------
           PIMCO Tax-Efficient
            Structured Emerging
            Markets                  0.45     0.50          0.06     1.01
               ------------------------------------------------------------------------
           PIMCO Innovation          0.65     0.25          0.00     0.90
               ------------------------------------------------------------------------
           PIMCO Money Market        0.15     0.20          0.00     0.35
               ------------------------------------------------------------------------
           PIMCO Short-Term          0.25     0.20          0.56     1.01
               ------------------------------------------------------------------------
           PIMCO Low Duration        0.25     0.18          0.06     0.49
               ------------------------------------------------------------------------
           PIMCO Moderate Duration   0.25     0.20          0.00     0.45
               ------------------------------------------------------------------------
           PIMCO Total Return        0.25     0.18          0.06     0.49
               ------------------------------------------------------------------------
           PIMCO Total Return II     0.25     0.25          0.01     0.51
               ------------------------------------------------------------------------
           PIMCO Long-Term U.S.
            Government               0.25     0.25          0.06     0.56
               ------------------------------------------------------------------------
           PIMCO Global Bond         0.25     0.30          0.32     0.57
               ------------------------------------------------------------------------
           PIMCO Foreign Bond        0.25     0.25          0.04     0.54
               ------------------------------------------------------------------------
           PIMCO Emerging Markets
            Bond                     0.45     0.40          0.08     0.93
               ------------------------------------------------------------------------
           PIMCO High Yield          0.25     0.25          0.00     0.50
               ------------------------------------------------------------------------
           PIMCO Real Return         0.25     0.20          0.04     0.49
               ------------------------------------------------------------------------
           RCM Large-Cap Growth      0.45     0.30          0.00     0.75
               ------------------------------------------------------------------------
           RCM Tax-Managed Growth    0.60     0.30          0.00     0.90
               ------------------------------------------------------------------------
           RCM Mid-Cap               0.47     0.30          0.00     0.77
               ------------------------------------------------------------------------
           RCM Small-Cap             0.72     0.30          0.00     1.02
               ------------------------------------------------------------------------
           RCM Balanced              0.60     0.30          0.00     0.90
               ------------------------------------------------------------------------
           RCM Global Small-Cap      1.00     0.40          0.00     1.40
               ------------------------------------------------------------------------
           RCM Global Technology     0.95     0.40          0.00     1.35
               ------------------------------------------------------------------------
           RCM Global Equity         0.85     0.40          0.00     1.25
               ------------------------------------------------------------------------
           RCM International Growth
            Equity                   0.50     0.50          0.00     1.00
               ------------------------------------------------------------------------
           RCM Emerging Markets      1.00     0.50          0.00     1.50
               ------------------------------------------------------------------------
           RCM Europe                0.80     0.50          0.00     1.30

                                            PIMCO Funds: Multi-Manager Series

            Investment Options -- Class A, B and C Shares

            The Trust offers investors Class A, Class B and Class C shares of each Fund in this Prospectus. Each class of shares is subject to different types and levels of sales charges than the other classes and bears a different level of expenses.

             The class of shares that is best for you depends upon a number of factors, including the amount and the intended length of your investment. The following summarizes key information about each class to help you make your investment decision, including the various expenses associated with each class. More extensive information about the Trust's multi-class arrangements is included in the PIMCO Funds Shareholders' Guide for Class A, B and C Shares (the "Guide"), which is included as part of the Statement of Additional Information and can be obtained free of charge from the Distributor. See "How to Buy and Sell Shares--PIMCO Funds Shareholders' Guide" below.

Class A     .  You pay an initial sales charge of up to 5.50% when you buy
Shares         Class A shares. The sales charge is deducted from your
               investment so that not all of your purchase payment is invested.

            . You may be eligible for a reduction or a complete waiver of the initial sales charge under a number of circumstances. For example, you normally pay no sales charge if you purchase $1,000,000 or more of Class A shares. Please see the Guide for details.

            . Class A shares are subject to lower 12b-1 fees than Class B or Class C shares. Therefore, Class A shareholders generally pay lower annual expenses and receive higher dividends than Class B or Class C shareholders.

            . You normally pay no contingent deferred sales charge ("CDSC") when you redeem Class A shares, although you may pay a 1% CDSC if you purchase $1,000,000 or more of Class A shares (and therefore pay no initial sales charge) and then redeem the shares during the first 18 months after your initial purchase. The Class A CDSC is waived for certain categories of investors and does not apply if you are otherwise eligible to purchase Class A shares without a sales charge. Please see the Guide for details.

Class B     .  You do not pay an initial sales charge when you buy Class B
Shares         shares. The full amount of your purchase payment is invested initially.

            . You normally pay a CDSC of up to 5% if you redeem Class B shares during the first six years after your initial purchase. The amount of the CDSC declines the longer you hold your Class B shares. You pay no CDSC if you redeem during the seventh year and thereafter. The Class B CDSC is waived for certain categories of investors. Please see the Guide for details.

            . Class B shares are subject to higher 12b-1 fees than Class A shares for the first eight years they are held. During this time, Class B shareholders normally pay higher annual expenses and receive lower dividends than Class A shareholders.

            . Class B shares automatically convert into Class A shares after they have been held for eight years. After the conversion takes place, the shares are subject to the lower 12b-1 fees paid by Class A shares. (The conversion period for Class B shares purchased prior to January 1, 2002, is seven years.)

Class C     .  For all funds except the Global Innovation and Select
Shares         International Funds, you do not pay an initial sales charge when you buy Class C shares. The full amount of your purchase payment is invested initially.

            . For Class C shares of the Global Innovation, RCM Europe, RCM Emerging Markets, RCM International Growth Equity, RCM Global Healthcare, RCM Global Small-Cap, RCM Global Equity, RCM Global Technology and Select International Funds, you will pay an initial sales charge of 1.00% when you buy Class C shares. The sales charge is deducted from your investment so that not all of your purchase payment is invested. The Class C initial sales charge may be waived for certain categories of investors. Please see the Guide for details.

            . You normally pay a CDSC of 1% if you redeem Class C shares during the first year after your initial purchase. The Class C CDSC is waived for certain categories of investors. Please see the Guide for details.

            . Class C shares are subject to higher 12b-1 fees than Class A shares. Therefore, Class C shareholders normally pay higher annual expenses and receive lower dividends than Class A shareholders.
  Prospectus
90

            . Class C shares do not convert into any other class of shares. Because Class B shares convert into Class A shares after eight years, Class C shares will normally be subject to higher expenses and will pay lower dividends than Class B shares if the shares are held for more than eight years.

               The following provides additional information about the sales charges and other expenses associated with Class A, Class B and Class C shares.

--------------------------------------------------------------------------------
Initial     Unless you are eligible for a waiver, the public offering price
Sales       you pay when you buy Class A shares of the Funds is the net asset
Charges --  value ("NAV") of the shares plus an initial sales charge. The
Class A     initial sales charge varies depending upon the size of your
Shares      purchase, as set forth below. No sales charge is imposed where
            Class A shares are issued to you pursuant to the automatic reinvestment of income dividends or capital gains distributions.

            All Funds

                                  Initial Sales Charge    Initial Sales Charge
         Amount of                as % of Net             as % of Public
         Purchase                 Amount Invested         Offering Price
            ------------------------------------------------------------------
         $0-$49,999               5.82%                   5.50%
            ------------------------------------------------------------------
         $50,000-$99,999          4.71%                   4.50%
            ------------------------------------------------------------------
         $100,000-$249,999        3.63%                   3.50%
            ------------------------------------------------------------------
         $250,000-$499,999        2.56%                   2.50%
            ------------------------------------------------------------------
         $500,000-$999,999        2.04%                   2.00%
            ------------------------------------------------------------------
         $1,000,000 +             0.00%*                  0.00%*
            ------------------------------------------------------------------

            * As shown, investors that purchase $1,000,000 or more of any
              Fund's Class A shares will not pay any initial sales charge on the purchase. However, purchasers of $1,000,000 or more of Class
              A shares may be subject to a CDSC of 1% if the shares are redeemed during the first 18 months after their purchase. See
              "CDSCs on Class A Shares" below.

Class C     Unless you are eligible for a waiver, the public offering price
Shares      you pay when you buy Class C shares of the Global Innovation, RCM
            Emerging Markets, RCM Europe, RCM Global Equity, RCM Global
            Healthcare, RCM Global Small-Cap, RCM Global Technology, RCM
            International Growth Equity or Select International Funds is the
            NAV of the shares plus an initial sales charge of 1.00%. No sales charge is imposed where Class C shares are issued to you pursuant to the automatic reinvestment of income dividends or capital gains distributions. As discussed above, Class C shares of Funds other than the Global Innovation, RCM Emerging Markets, RCM Europe, RCM
            Global Equity, RCM Global Healthcare, RCM Global Small-Cap, RCM
            Global Technology, RCM International Growth Equity and Select
            International Funds are not subject to an initial sales charge.

------------------------------------------------------------------------------
Contingent  Unless you are eligible for a waiver, if you sell (redeem) your
Deferred    Class B or Class C shares within the time periods specified below,
Sales       you will pay a CDSC according to the following schedules.
Charges
(CDSCs)
-- Class
B and
Class C
Shares


Class B  Years Since Purchase     Percentage Contingent
Shares   Payment was Made         Deferred Sales Charge
            ------------------------------------------------------------------
         First                    5
            ------------------------------------------------------------------
         Second                   4
            ------------------------------------------------------------------
         Third                    3
            ------------------------------------------------------------------
         Fourth                   3
            ------------------------------------------------------------------
         Fifth                    2
            ------------------------------------------------------------------
         Sixth                    1
            ------------------------------------------------------------------
         Seventh and thereafter   0*
            ------------------------------------------------------------------
            * After the eighth year, Class B shares convert into Class A shares. As noted above, Class B shares purchased prior to
              January 1, 2002, convert into Class A shares after seven years.

Class C
Shares
         Years Since Purchase     Percentage Contingent
         Payment was Made         Deferred Sales Charge
            ------------------------------------------------------------------
         First*                   1
            ------------------------------------------------------------------
         Thereafter               0
            ------------------------------------------------------------------

            * For Class C shares of the Global Innovation, RCM Emerging
              Markets, RCM Europe, RCM Global Equity, RCM Global Healthcare, RCM Global Small-Cap, RCM Global Technology, RCM International Growth Equity or and Select International Funds purchased, the Class C CDSC is charged for the first eighteen months after purchase.
                                            PIMCO Funds: Multi-Manager Series

--------------------------------------------------------------------------------
CDSCs on    Unless a waiver applies, investors who purchase $1,000,000 or more
Class A     of Class A shares (and, thus, pay no initial sales charge) will be
Shares      subject to a 1% CDSC if the shares are redeemed within 18 months of their purchase. The Class A CDSC does not apply if you are otherwise eligible to purchase Class A shares without an initial sales charge or if you are eligible for a waiver of the CDSC. See
            "Reductions and Waivers of Initial Sales Charges and CDSCs" below.

--------------------------------------------------------------------------------
How CDSCs   A CDSC is imposed on redemptions of Class B and Class C shares
are         (and where applicable, Class A shares) on the amount of the
Currently   redemption which causes the current value of your account for the
Calculated  particular class of shares of a Fund to fall below the total dollar amount of your purchase payments subject to the CDSC.
            However, no CDSC is imposed if the shares redeemed have been acquired through the reinvestment of dividends or capital gains distributions or if the amount redeemed is derived from increases in the value of your account above the amount of the purchase payments subject to the CDSC. CDSCs are deducted from the proceeds of your redemption, not from amounts remaining in your account. In determining whether a CDSC is payable, it is assumed that the purchase payment from which the redemption is made is the earliest purchase payment for the particular class of shares in your account from which a redemption or exchange has not already been effected.

            For example, the following illustrates the current operation of the Class B CDSC:

            . Assume that an individual opens an account and makes a purchase payment of $10,000 for Class B shares of a Fund and that six months later the value of the investor's account for that Fund has grown through investment performance and reinvestment of distributions to $11,000. The investor then may redeem up to $1,000 from that Fund ($11,000 minus $10,000) without incurring a CDSC. If the investor should redeem $3,000, a CDSC would be imposed on $2,000 of the redemption (the amount by which the investor's account for the Fund was reduced below the amount of the purchase payment). At the rate of 5%, the Class B CDSC would be $100.

--------------------------------------------------------------------------------
How CDSCs   The Trust expects that the manner of calculating the CDSC on Class
will be     B and Class C shares (and where applicable, Class A shares)
Calculated--purchased after December 31, 2001, will change from that described
Shares      above. The Trust will provide shareholders with at least 60 days'
Purchased   notice prior to implementing the change. When the Trust implements
After       the change, the CDSC on all shares purchased after December 31,
December    2001, will be subject to the change, not only shares purchased
31, 2001    after the date of such notice. It is expected that the change will be implemented no later than January 1, 2008.

            Under the new calculation method, the following rules will apply:

            . Shares acquired through the reinvestment of dividends or capital gains distributions will be redeemed first and will not be subject to any CDSC.

            . For the redemption of all other shares, the CDSC will be based on either your original purchase price or the then current net asset value of the shares being sold, whichever is lower. To illustrate this point, consider shares purchased at an NAV per share of $10. If the Fund's NAV per share at the time of redemption is $12, the CDSC will apply to the purchase price of $10. If the NAV per share at the time of redemption is $8, the CDSC will apply to the $8 current NAV per share.

            . CDSCs will be deducted from the proceeds of your redemption, not from amounts remaining in your account.

            . In determining whether a CDSC is payable, the first-in first-out, or "FIFO," method will be used to determine which shares are being redeemed.

            For example, the following illustrates the operation of the Class B CDSC beginning no later than January 1, 2008:

            . Assume that an individual opens an account and makes a purchase payment of $10,000 for 1,000 Class B shares of a Fund (at $10 per share) and that six months later the value of the investor's account for that Fund has grown through investment performance to $11,000 ($11 per share). If the investor should redeem $2,200 (200 shares), a CDSC would be applied against $2,000 of the redemption (the purchase price of the shares redeemed, because the purchase price is lower than the current net asset value of such shares ($2,200)). At the rate of 5%, the Class B CDSC would be $100.

  Prospectus
92

             In determining whether an amount is available for redemption without incurring a CDSC, the purchase payments made for all shares of a particular class of a Fund in the shareholder's account are aggregated, and the current value of all such shares is aggregated.

--------------------------------------------------------------------------------
Reductions  The initial sales charges on Class A shares and the CDSCs on Class
and         A, Class B and Class C shares may be reduced or waived under
Waivers     certain purchase arrangements and for certain categories of
of          investors. Please see the Guide for details. The Guide is
Initial     available free of charge from the Distributor. See "How to Buy and
Sales       Sell Shares--PIMCO Funds Shareholders' Guide" below.
Charges
and CDSCs

--------------------------------------------------------------------------------
DistributionThe Funds pay fees to the Distributor on an ongoing basis as
and         compensation for the services the Distributor renders and the
Servicing   expenses it bears in connection with the sale and distribution of
(12b-1)     Fund shares ("distribution fees") and/or in connection with
Plans       personal services rendered to Fund shareholders and the
            maintenance of shareholder accounts ("servicing fees"). These payments are made pursuant to Distribution and Servicing Plans
            ("12b-1 Plans") adopted by each Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940.

             There is a separate 12b-1 Plan for each class of shares offered in this Prospectus. Class A shares pay only servicing fees. Class B and Class C shares pay both distribution and servicing fees. The following lists the maximum annual rates at which the distribution and/or servicing fees may be paid under each 12b-1 Plan (calculated as a percentage of each Fund's average daily net assets attributable to the particular class of shares):

                                      Servicing                                     Distribution
         All Funds                    Fee                                           Fee
            ------------------------------------------------------------------------------------
         Class A                      0.25%                                         None
            ------------------------------------------------------------------------------------
         Class B                      0.25%                                         0.75%
            ------------------------------------------------------------------------------------
         Class C                      0.25%                                         0.75%
            ------------------------------------------------------------------------------------

             Because 12b-1 fees are paid out of a Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than sales charges which are deducted at the time of investment. Therefore, although Class B and Class C shares of certain Funds may not pay initial sales charges, the distribution fees payable on Class B and Class C shares may, over time, cost you more than the initial sales charge imposed on Class A shares. Also, because Class B shares convert into Class A shares after they have been held for eight years (seven years for Class B shares purchased prior to January 1, 2002) and are not subject to distribution fees after the conversion, an investment in Class C shares may cost you more over time than an investment in Class B shares.

            How Fund Shares Are Priced

            The net asset value ("NAV") of a Fund's Class A, Class B and Class C shares is determined by dividing the total value of a Fund's portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class.

             For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to procedures established by the Board of Trustees, with reference to other securities or indices. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction.

             Investments initially valued in currencies other than the U.S.
            dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of a Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is
                                            PIMCO Funds: Multi-Manager Series
            not able to purchase, redeem or exchange shares. In particular, calculation of the NAV of the Global Innovation, International, RCM Emerging Markets, RCM Europe, RCM Global Equity, RCM Global Healthcare, RCM Global Small-Cap, RCM Global Technology, RCM International Growth Equity and Select International Funds may not take place contemporaneously with the determination of the prices of foreign securities used in NAV calculations.

             Fund shares are valued at the close of regular trading on the New
            York Stock Exchange (normally 4:00 p.m., Eastern time) (the "NYSE Close") on each day that the New York Stock Exchange is open. For purposes of calculating the NAV, the Funds normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to the Funds or their agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

             In unusual circumstances, instead of valuing securities in the usual manner, the Funds may value securities at fair value or estimate their value as determined in good faith by the Board of Trustees or persons acting at their direction pursuant to procedures approved by the Board of Trustees. Fair valuation may also be used by the Board of Trustees if extraordinary events occur after the close of the relevant market but prior to the NYSE Close.

             The assets of the Asset Allocation Fund consist of shares of the
            Underlying Funds, which are valued at their respective NAVs (as determined above) at the time of the valuation of the Asset Allocation Fund's shares.

            How to Buy and Sell Shares

            The following section provides basic information about how to buy, sell (redeem) and exchange shares of the Funds.

PIMCO
Funds
Shareholders'
Guide
            More detailed information about the Trust's purchase, sale and exchange arrangements for Fund shares is provided in the PIMCO Funds Shareholders' Guide, which is included in the Statement of Additional Information and can be obtained free of charge from the Distributor by written request or by calling 1-800-426-0107. The Guide provides technical information about the basic arrangements described below and also describes special purchase, sale and exchange features and programs offered by the Trust, including:

            .  Automated telephone and wire transfer procedures
            .  Automatic purchase, exchange and withdrawal programs
            . Programs that establish a link from your Fund account to your bank account
            .  Special arrangements for tax-qualified retirement plans
            . Investment programs which allow you to reduce or eliminate initial sales charges
            . Categories of investors that are eligible for waivers or reductions of initial sales charges and CDSCs

Calculation When you buy shares of the Funds, you pay a price equal to the NAV
of Share    of the shares, plus any applicable sales charge. When you sell
Price and   (redeem) shares, you receive an amount equal to the NAV of the
Redemption  shares, minus any applicable CDSC. NAVs are determined at the
Payments    close of regular trading (normally, 4:00 p.m., Eastern time) on the New York Stock Exchange on each day the New York Stock
            Exchange is open. See "How Fund Shares Are Priced" above for details. Generally, purchase and redemption orders for Fund shares are processed at the NAV next calculated after your order is received by the Distributor. There are certain exceptions where an order is received by a broker or dealer prior to the close of regular trading on the New York Stock Exchange and then transmitted to the Distributor after the NAV has been calculated for that day (in which case the order may be processed at that day's NAV). Please see the Guide for details.

             The Trust does not calculate NAVs or process orders on days when the New York Stock Exchange is closed. If your purchase or redemption order is received by the Distributor on a day when the New York Stock Exchange is closed, it will be processed on the next succeeding day when the New York Stock Exchange is open (at the succeeding day's NAV).
  Prospectus
94

Buying      You can buy Class A, Class B or Class C shares of the Funds in the
Shares      following ways:

             . Through your broker, dealer or other financial intermediary.
               Your broker, dealer or other intermediary may establish higher minimum investment requirements than the Trust and may also independently charge you transaction fees and additional amounts (which may vary) in return for its services, which will reduce your return. Shares you purchase through your broker, dealer or other intermediary will normally be held in your account with that firm.

             . Directly from the Trust. To make direct investments, you must open an account with the Distributor and send payment for your shares either by mail or through a variety of other purchase options and plans offered by the Trust.

             If you wish to invest directly by mail, please send a check payable to PIMCO Funds Distributors LLC, along with a completed application form to:

                                    PIMCO Funds Distributors LLC
                                    P.O. Box 9688
                                    Providence, RI 02940-0926

             The Trust accepts all purchases by mail subject to collection of checks at full value and conversion into federal funds. You may make subsequent purchases by mailing a check to the address above with a letter describing the investment or with the additional investment portion of a confirmation statement. Checks for subsequent purchases should be payable to PIMCO Funds Distributors LLC and should clearly indicate your account number. Please call the Distributor at 1-800-426-0107 if you have any questions regarding purchases by mail.

             The Guide describes a number of additional ways you can make direct investments, including through the PIMCO Funds Auto-Invest and PIMCO Funds Fund Link programs. You can obtain a Guide free of charge from the Distributor by written request or by calling 1-800-426-0107. See "PIMCO Funds Shareholders' Guide" above.

             The Distributor, in its sole discretion, may accept or reject any order for purchase of Fund shares. No share certificates will be issued unless specifically requested in writing.

Investment  The following investment minimums apply for purchases of Class A,
Minimums    Class B and Class C shares.

                     Initial Investment                 Subsequent Investments
                     ------------------                 ----------------------
                     $2,500 per Fund                        $100 per Fund

             Lower minimums may apply for certain categories of investors, including certain tax-qualified retirement plans, and for special investment programs and plans offered by the Trust, such as the PIMCO Funds Auto-Invest and PIMCO Funds Fund Link programs. Please see the Guide for details.

Small       Because of the disproportionately high costs of servicing accounts
Account     with low balances, if you have a direct account with the
Fee         Distributor, you will be charged a fee at the annual rate of $16 if your account balance for any Fund falls below a minimum level of $2,500, except for Uniform Gift to Minors, IRA, Roth IRA and
            Auto-Invest accounts for which the limit is $1,000. The fee also applies to employer-sponsored retirement plan accounts, Money
            Purchase and/or Profit Sharing plans, 401(k) plans, 403(b)(7) custodial accounts, SIMPLE IRAs, SEPs and SAR/SEPs. (A separate custodial fee may apply to IRAs, Roth IRAs and other retirement accounts.) However, you will not be charged this fee if the aggregate value of all of your PIMCO Funds accounts is at least
            $50,000. Any applicable small account fee will be deducted automatically from your below-minimum Fund account in quarterly installments and paid to the Administrator. Each Fund account will normally be valued, and any deduction taken, during the last five business days of each calendar quarter. Lower minimum balance requirements and waivers of the small account fee apply for certain categories of investors. Please see the Guide for details.

Minimum
Account
Size
            Due to the relatively high cost to the Funds of maintaining small accounts, you are asked to maintain an account balance in each Fund in which you invest of at least the minimum investment necessary to open the particular type of account. If your balance for any Fund remains below the minimum for three months or longer, the Administrator has the right (except in the case of employer-sponsored retirement accounts) to redeem your remaining shares and close that Fund account after giving you 60 days to increase your balance. Your Fund account will not be liquidated if the reduction in size is due solely to a decline in market value of your Fund shares or if the aggregate value of all your PIMCO Funds accounts exceeds $50,000.
                                            PIMCO Funds: Multi-Manager Series

Exchanging  Except as provided below and/or in the applicable Funds' or
Shares series' prospectus(es), you may exchange your Class A, Class B or Class C shares of any Fund for the same Class of shares of any other Fund or of another series of the Trust or PIMCO Funds:
            Pacific Investment Management Series. Shares are exchanged on the basis of their respective NAVs next calculated after your exchange order is received by the Distributor. Currently, the Trust does not charge any exchange fees or charges. Exchanges are subject to the $2,500 minimum initial purchase requirements for each Fund, except with respect to tax-qualified programs and exchanges effected through the PIMCO Funds Auto-Exchange plan. In addition, an exchange is generally a taxable event which will generate capital gains or losses, and special rules may apply in computing tax basis when determining gain or loss. If you maintain your account with the Distributor, you may exchange shares by completing a written exchange request and sending it to PIMCO Funds Distributors LLC, P.O. Box 9688, Providence, RI 02940-0926. You can get an exchange form by calling the Distributor at 1-800-426-0107.

             The Trust reserves the right to refuse exchange purchases if, in the judgment of PIMCO Advisors, the purchase would adversely affect a Fund and its shareholders. In particular, a pattern of exchanges characteristic of "market-timing" strategies may be deemed by PIMCO Advisors to be detrimental to the Trust or a particular Fund. Currently, the Trust limits the number of "round trip" exchanges an investor may make. An investor makes a "round trip" exchange when the investor purchases shares of a particular Fund, subsequently exchanges those shares for shares of a different PIMCO Fund and then exchanges back into the originally purchased Fund. The Trust has the right to refuse any exchange for any investor who completes (by making the exchange back into the shares of the originally purchased Fund) more than six round trip exchanges in any twelve-month period. Although the Trust has no current intention of terminating or modifying the exchange privilege other than as set forth in the preceeding sentence, it reserves the right to do so at any time. Except as otherwise permitted by the Securities and Exchange Commission, the Trust will give you 60 days' advance notice if it exercises its right to terminate or materially modify the exchange privilege with respect to Class A, B and C shares.

             The Guide provides more detailed information about the exchange privilege, including the procedures you must follow and additional exchange options. You can obtain a Guide free of charge from the Distributor by written request or by calling 1-800-426-0107. See "PIMCO Funds Shareholders' Guide" above.

Selling     You can sell (redeem) Class A, Class B or Class C shares of the
Shares      Funds in the following ways:

              . Through your broker, dealer or other financial intermediary.
            Your broker, dealer or other intermediary may independently charge you transaction fees and additional amounts (which may vary) in return for its services, which will reduce your return.

              . Directly from the Trust by Written Request. To redeem shares directly from the Trust by written request (whether or not the shares are represented by certificates), you must send the following items to the Trust's Transfer Agent, PFPC, Inc., P.O. Box 9688, Providence, RI 02940-0926:

              (1) a written request for redemption signed by all registered owners exactly as the account is registered on the Transfer Agent's records, including fiduciary titles, if any, and specifying the account number and the dollar amount or number of shares to be redeemed;

              (2) for certain redemptions described below, a guarantee of all signatures on the written request or on the share certificate or accompanying stock power, if required, as described under "Signature Guarantee" below;

              (3) any share certificates issued for any of the shares to be redeemed (see "Certificated Shares" below); and

              (4) any additional documents which may be required by the Transfer Agent for redemption by corporations, partnerships or other organizations, executors, administrators, trustees, custodians or guardians, or if the redemption is requested by anyone other than the shareholder(s) of record. Transfers of shares are subject to the same requirements.

             A signature guarantee is not required for redemptions requested by and payable to all shareholders of record for the account that is to be sent to the address of record for that account. To avoid delay in redemption or transfer, if you have any questions about these requirements you should contact the Transfer Agent in writing or call 1-800-426-0107 before submitting a request. Written redemption or transfer requests will not be honored until all required documents in the proper form have been received by the Transfer Agent. You can not redeem your shares by written request to the Trust if they are held in broker "street name" accounts--you must redeem through your broker.
  Prospectus
96

             If the proceeds of your redemption (i) are to be paid to a person other than the record owner, (ii) are to be sent to an address other than the address of the account on the Transfer Agent's records, or (iii) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed as described under "Signature Guarantee" below. The Distributor may, however, waive the signature guarantee requirement for redemptions up to $2,500 by a trustee of a qualified retirement plan, the administrator for which has an agreement with the Distributor.

             The Guide describes a number of additional ways you can redeem your shares, including:

                . Telephone requests to the Transfer Agent
                . PIMCO Funds Automated Telephone System (ATS)
                . Expedited wire transfers
                . Automatic Withdrawal Plan
                . PIMCO Funds Fund Link

             Unless you specifically elect otherwise, your initial account application permits you to redeem shares by telephone subject to certain requirements. To be eligible for ATS, expedited wire transfer, Automatic Withdrawal Plan, and Fund Link privileges, you must specifically elect the particular option on your account application and satisfy certain other requirements. The Guide describes each of these options and provides additional information about selling shares. You can obtain a Guide free of charge from the Distributor by written request or by calling 1-800-426-0107.

             Other than an applicable CDSC, you will not pay any special fees or charges to the Trust or the Distributor when you sell your shares. However, if you sell your shares through your broker, dealer or other financial intermediary, that firm may charge you a commission or other fee for processing your redemption request.

             Redemptions of Fund shares may be suspended when trading on the
            New York Stock Exchange is restricted or during an emergency which makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the Securities and Exchange Commission for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemptions or postpone payments for more than seven days, as permitted by law.

Timing of   Redemption proceeds will normally be mailed to the redeeming
Redemption  shareholder within seven calendar days or, in the case of wire
Payments    transfer or Fund Link redemptions, sent to the designated bank account within one business day. Fund Link redemptions may be received by the bank on the second or third business day. In cases where shares have recently been purchased by personal check, redemption proceeds may be withheld until the check has been collected, which may take up to 15 days. To avoid such withholding, investors should purchase shares by certified or bank check or by wire transfer. Under unusual circumstances, the Trust may delay your redemption payments for more than seven days, as permitted by law.

Redemptions The Trust has agreed to redeem shares of each Fund solely in cash
In Kind up to the lesser of $250,000 or 1% of the Fund's net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, the Trust may pay any redemption proceeds exceeding this amount in whole or in part by a distribution in kind of securities held by a Fund in lieu of cash. Except for Funds with a tax-efficient management strategy, it is highly unlikely that your shares would ever be redeemed in kind. If your shares are redeemed in kind, you should expect to incur transaction costs upon the disposition of the securities received in the distribution.

CertificatedIf you are redeeming shares for which certificates have been
Shares issued, the certificates must be mailed to or deposited with the Trust, duly endorsed or accompanied by a duly endorsed stock power or by a written request for redemption. Signatures must be guaranteed as described under "Signature Guarantee" below. The Trust may request further documentation from institutions or fiduciary accounts, such as corporations, custodians (e.g., under the Uniform Gifts to Minors Act), executors, administrators, trustees or guardians. Your redemption request and stock power must be signed exactly as the account is registered, including indication of any special capacity of the registered owner.

Signature
Guarantee
            When a signature guarantee is called for, you should have "Signature Guaranteed" stamped under your signature and guaranteed by any of the following entities: U.S. banks, foreign banks having a U.S. correspondent bank, credit unions, savings associations, U.S. registered dealers and brokers,
                                            PIMCO Funds: Multi-Manager Series
            municipal securities dealers and brokers, government securities dealers and brokers, national securities exchanges, registered securities associations and clearing agencies (each an "Eligible Guarantor Institution"). The Distributor reserves the right to reject any signature guarantee pursuant to its written signature guarantee standards or procedures, which may permit it to reject signature guarantees from Eligible Guarantor Institutions that do not, based on credit guidelines, satisfy such written standards or procedures.

             When a signature guarantee is called for, a "medallion" signature guarantee will be required. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution which is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are the Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program
            (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions which are not participating in one of these programs will not be accepted. Please note that financial institutions participating in a recognized medallion program may still be ineligible to provide a signature guarantee for transactions of greater than a specified dollar amount. The Trust may change the signature guarantee requirements from time to time upon notice to shareholders, which may be given by means of a new or supplemented Prospectus or a new supplemented Guide. Shareholders should contact the Distributor for additional details regarding the Funds' signature guarantee requirements.

            Fund Distributions

            Each Fund distributes substantially all of its net investment income to shareholders in the form of dividends. You begin earning dividends on Fund shares the day after the Trust receives your purchase payment. Dividends paid by each Fund with respect to each class of shares are calculated in the same manner and at the same time, but dividends on Class B and Class C shares are expected to be lower than dividends on Class A shares as a result of the distribution fees applicable to Class B and Class C shares. The following shows when each Fund intends to declare and distribute income dividends to shareholders of record.

          Fund                        At Least Annually           Quarterly
            ---------------------------------------------------------------
          Equity Income and Asset                                     .
           Allocation Funds
            ---------------------------------------------------------------
          All other Funds                    .
            ---------------------------------------------------------------

             In addition, each Fund distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently.

             You can choose from the following distribution options:

             . Reinvest all distributions in additional shares of the same class of your Fund at NAV. This will be done unless you elect another option.

             . Invest all distributions in shares of the same class of any other Fund or another series of the Trust or PIMCO Funds:
               Pacific Investment Management Series which offers that class at NAV. You must have an account existing in the Fund or series selected for investment with the identical registered name. You must elect this option on your account application or by a telephone request to the Transfer Agent at 1-800-426-0107.

             . Receive all distributions in cash (either paid directly to you or credited to your account with your broker or other financial intermediary). You must elect this option on your account application or by a telephone request to the Transfer Agent at 1-800-426-0107.

             You do not pay any sales charges on shares you receive through the reinvestment of Fund distributions.

             If you elect to receive Fund distributions in cash and the postal or other delivery service is unable to deliver checks to your address of record, the Trust's Transfer Agent will hold the returned checks for your benefit in a non-interest bearing account.

             For further information on distribution options, please contact your broker or call the Distributor at 1-800-426-0107.
  Prospectus
98

            Tax Consequences

             . Taxes on Fund distributions. If you are subject to U.S. federal income tax, you will be subject to tax on Fund distributions whether you received them in cash or reinvested them in additional shares of the Funds. For federal income tax purposes, Fund distributions will be taxable to you as either ordinary income or capital gains.

             Fund dividends (i.e., distributions of investment income) are taxable to you as ordinary income. Federal taxes on Fund distributions of gains are determined by how long the Fund owned the investments that generated the gains, rather than how long you have owned your shares. Distributions of gains from investments that a Fund owned for more than 12 months will generally be taxable to you as capital gains. Distributions of gains from investments that the Fund owned for 12 months or less and gains on bonds characterized as market discount will generally be taxable to you as ordinary income.

             Fund distributions are taxable to you even if they are paid from income or gains earned by a Fund prior to your investment and thus were included in the price you paid for your shares. For example, if you purchase shares on or just before the record date of a Fund distribution, you will pay full price for the shares and may receive a portion of your investment back as a taxable distribution.

             . Taxes when you sell (redeem) or exchange your shares. Any gain resulting from the sale of Fund shares will generally be subject to federal income tax. When you exchange shares of a Fund for shares of another series, the transaction generally will be treated as a sale of the Fund shares for these purposes, and any gain on those shares will generally be subject to federal income tax.

             . A Note on the RCM Tax-Managed Growth and Tax-Efficient Equity
            Funds. The RCM Tax-Managed Growth and Tax-Efficient Equity Funds utilize a number of tax-efficient management techniques designed to minimize taxable distributions. For instance, the Funds generally seek to minimize realized gains and, when realizing gains, attempt to realize gains that will be taxed as capital gains (i.e., as gains on investments owned for more than 12 months) when distributed to shareholders. Although the Funds attempt to minimize taxable distributions, they may be expected to earn and distribute taxable income and realize and distribute capital gains from time to time.

             . A Note on the Asset Allocation Fund. The Asset Allocation
            Fund's use of a fund of funds structure could affect the amount, timing and character of distributions to shareholders. See "Taxation--Distributions" in the Statement of Additional Information.

             . A Note on Foreign Investments. A Fund's investment in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased. In addition, a Fund's investments in foreign securities or foreign currencies may increase or accelerate the Fund's recognition of ordinary income and may affect the timing or amount of the Fund's distributions. Shareholders of the Global Innovation, RCM Emerging Markets, RCM Europe, RCM International Growth Equity, RCM Global Equity, RCM Global Healthcare, RCM Global Small-Cap, RCM Global Technology and Select International Funds may be entitled to claim a credit or deduction with respect to foreign taxes.

             . A Note on Backup Withholding. Pursuant to recently enacted tax legislation, the backup withholding tax rate will be 30% for amounts paid in 2002 if a Fund is required to apply backup withholding to taxable distributions payable to a shareholder. Please see the Statement of Additional Information for further details about the new backup withholding tax rates.

             This section relates only to federal income tax consequences of investing in the Funds; the consequences under other tax laws may differ. You should consult your tax advisor as to the possible application of foreign, state and local income tax laws to Fund dividends and capital distributions. Please see the Statement of Additional Information for additional information regarding the tax aspects of investing in the Funds.
                                            PIMCO Funds: Multi-Manager Series

            Characteristics and Risks of Securities
            and Investment Techniques

            This section provides additional information about some of the principal investments and related risks of the Funds identified under "Summary Information" above. It also describes characteristics and risks of additional securities and investment techniques that are not necessarily principal investment strategies but may be used by the Funds from time to time. Most of these securities and investment techniques are discretionary, which means that the portfolio managers can decide whether to use them or not. This Prospectus does not attempt to disclose all of the various types of securities and investment techniques that may be used by the Funds. As with any mutual fund, investors in the Funds must rely on the professional investment judgment and skill of PIMCO Advisors, the Sub-Advisers and the individual portfolio managers. Please see "Investment Objectives and Policies" in the Statement of Additional Information for more detailed information about the securities and investment techniques described in this section and about other strategies and techniques that may be used by the Funds.

Fixed       Fixed income securities are obligations of the issuer to make
Income      payments of principal and/or interest on future dates, and include
Securities  corporate and government bonds, notes, certificates of deposit,
and         commercial paper, convertible securities and mortgage-backed and
Defensive   other asset-backed securities.
Strategies

             The Capital Appreciation, Mid-Cap and Tax-Efficient Equity Funds
            intend to be as fully invested in common stocks as practicable at all times, although, for cash management purposes, each of these Funds may maintain a portion of its assets (normally not more than 10%) in U.S. Government securities, high quality fixed income securities, money market obligations and cash to pay certain Fund expenses and to meet redemption requests. None of these Funds will make defensive investments in response to unfavorable market and other conditions and therefore may be particularly vulnerable to general declines in stock prices and/or other categories of securities in which they invest.

             Under normal circumstances, the Equity Income and Small-Cap Value
            Funds intend to be fully invested in common stocks (aside from cash management practices), except that each of these Funds may temporarily hold up to 10% of its assets in cash and cash equivalents for defensive purposes in response to unfavorable market and other conditions. The Global Innovation, Growth, Healthcare Innovation, Innovation, Opportunity, Renaissance, Select Growth, Select International, Target and Value Funds will each invest primarily in common stocks, and may also invest in other kinds of equity securities, including preferred stocks and securities (including fixed income securities and warrants) convertible into or exercisable for common stocks. Each of these Funds may also invest a portion of its assets in fixed income securities. These Funds may temporarily hold up to 100% of their assets in short-term U.S. Government securities and other money market instruments for defensive purposes in response to unfavorable market and other conditions. The Growth & Income Fund will invest primarily in common stocks, but may also invest significant portions of its assets in preferred stocks, fixed income securities, convertible securities and real estate investment trusts, or "REITs." The Growth & Income Fund may temporarily hold up to 100% of its assets in short-term U.S. Government securities and other money market instruments for defensive purposes in response to unfavorable market and other conditions. The Select International Fund may also hold up to 100% of its assets in other domestic fixed income, foreign fixed income and equity securities principally traded in the U.S., including obligations issued or guaranteed by a foreign government or its agencies, authorities or instrumentalities, corporate bonds and American Depository Receipts, for temporary defensive purposes. The temporary defensive strategies described in this paragraph would be inconsistent with the investment objective and principal investment strategies of each of the noted Funds and may adversely affect the Fund's ability to achieve its investment objective.

             Under normal market conditions, the RCM Funds will invest
            primarily in equity securities. In addition, the RCM Biotechnology, RCM Europe, RCM Global Healthcare, RCM Global Small-Cap, RCM Global Technology, RCM International Growth Equity, RCM Large-Cap Growth and RCM Tax-Managed Funds may invest up to 20% of their total assets (10% for the RCM Global Equity Fund) in short-term debt obligations (with maturities of one year or less) issued or guaranteed by the U.S. government or foreign governments (including their respective agencies, instrumentalities, authorities and political subdivisions), debt obligations issued or guaranteed by international or supranational government entities, and debt obligations of corporate issuers. The RCM Mid-Cap Fund may invest up to 20% of its total assets in U.S. Government debt obligations. The RCM Emerging Markets Fund may invest up to 20% of its total assets in debt securities issued or guaranteed by an emerging market company or government (including such government's agencies, instrumentalities, authorities and

100
  Prospectus
            political subdivisions), or denominated in the currencies of emerging market countries that the Sub-Adviser believes present attractive investment opportunities for capital growth. There is no limit on the average maturity of the debt securities in the RCM Emerging Markets Fund's portfolio. Such debt obligations may be unrated or rated, at the time of purchase, below investment grade by Standard & Poor's, Moody's or another recognized international rating organization. The timing of purchase and sale transactions in debt obligations may result in capital appreciation or depreciation because the value of debt obligations varies inversely with prevailing interest rates. When the Sub-Adviser believes that any of the RCM Funds should adopt a temporary defensive posture, any RCM Fund may hold all or a substantial portion of its assets in investment grade debt securities which may be debt obligations issued or guaranteed by the U.S. government or foreign governments, (including their agencies, instrumentalities, authorities and political subdivisions), by international or supranational government entities, and by corporate issuers.

Companies
With
Smaller
Market
Capitalizations
            Each of the Funds may invest in securities of companies with market capitalizations that are small compared to other publicly traded companies. The Opportunity, RCM Global Small-Cap and Small-Cap Value Funds invest primarily in smaller companies and are especially sensitive to the risks described below. In addition, the Global Innovation, Healthcare Innovation, Innovation, RCM Biotechnology, RCM Emerging Markets, RCM Europe, RCM Global Equity, RCM Global Healthcare, RCM Global Technology, RCM International Growth Equity and RCM Tax-Managed Growth Funds generally have substantial exposure to these risks. The Growth & Income, Mid-Cap, RCM Mid-Cap, Select International and Target Funds also have significant exposure to the risks described below because they invest primarily in companies with medium-sized market capitalizations, which are smaller and generally less well-known or seasoned than larger companies.

             Companies which are smaller and less well-known or seasoned than larger, more widely held companies may offer greater opportunities for capital appreciation, but may also involve risks different from, or greater than, risks normally associated with larger companies. Larger companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, and more stability and greater depth of management and technical personnel than smaller companies. Smaller companies may have limited product lines, markets or financial resources or may depend on a small, inexperienced management group. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more abruptly or erratically than securities of larger companies. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. These securities may therefore be more vulnerable to adverse market developments than securities of larger companies. Also, there may be less publicly available information about smaller companies or less market interest in their securities as compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of a company's earnings potential or assets.

             Because securities of smaller companies may have limited
            liquidity, a Fund may have difficulty establishing or closing out its positions in smaller companies at prevailing market prices. As a result of owning large positions in this type of security, a Fund is subject to the additional risk of possibly having to sell portfolio securities at disadvantageous times and prices if redemptions require the Fund to liquidate its securities positions. For these reasons, it may be prudent for a Fund with a relatively large asset size to limit the number of relatively small positions it holds in securities having limited liquidity in order to minimize its exposure to such risks, to minimize transaction costs, and to maximize the benefits of research. As a consequence, as a Fund's asset size increases, the Fund may reduce its exposure to illiquid smaller capitalization securities, which could adversely affect performance.

Initial     The Funds, particularly the Global Innovation, Healthcare
Public      Innovation, RCM Biotechnology, RCM Global Technology and
Offerings   Innovation Funds, may purchase securities in initial public offerings (IPOs). These securities are subject to many of the same risks of investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time a Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of Funds to which IPO securities are allocated increases, the number of securities issued to any one Fund may decrease. The investment performance of a Fund during periods
                                            PIMCO Funds: Multi-Manager Series
            when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as a Fund increases in size, the impact of IPOs on the Fund's performance will generally decrease.

Foreign     The Select International Fund normally invests principally in
(non-       securities of foreign issuers, securities traded principally in
U.S.)       securities markets outside the United States and/or securities
Securities  denominated in foreign currencies (together, "foreign securities"). The Global Innovation Fund will invest in the securities of issuers located in at least three countries (one of which may be the United States). The Growth, Growth & Income,
            Healthcare Innovation, Innovation, Opportunity, Renaissance,
            Target and Value Funds may invest up to 15% of their respective assets in securities of foreign issuers, securities traded principally in securities markets outside the United States and/or securities denominated in foreign currencies (together, "foreign securities"). The Select Growth Fund may invest up to 25% of its assets in foreign securities. Each of these Funds may invest without limit in ADRs (defined below). The Tax-Efficient Equity
            Fund may invest in common stocks of foreign issuers if included in the S&P 500 Index.

             The RCM Large-Cap Growth Fund may invest 20%, the RCM Tax-Managed
            Growth and RCM Biotechnology Funds may invest 25% and the RCM Mid-Cap Fund may invest 10% of its assets in foreign securities (but no more than 10% in any one foreign country). While such investments are not currently a principal investment technique for these Funds, if foreign securities present attractive investment opportunities, any one of these Funds may increase the percentage of its assets in foreign securities subject to the limits described above. The RCM Emerging Markets Fund will invest at least 80% of its assets in equity securities of emerging market companies, the RCM Europe Fund will invest at least 75% of its assets in equity securities of companies located in Europe, and the RCM International Growth Equity Fund will invest at least 65% of its assets in equity securities of foreign companies. The RCM Global Equity, RCM Global Healthcare, RCM Global Small-Cap and RCM Global Technology Funds will invest their respective assets in the equity securities of three different countries (one of which may be the United States). For these Funds only, foreign securities includes the following types of foreign equity and equity-linked securities (together, "foreign securities"): securities of companies that are organized or headquartered outside the U.S., or that derive at least 50% of their total revenue outside the U.S.; securities that are principally traded outside the U.S., regardless of where the issuer of such securities is organized or headquartered or where its operations are principally conducted; depositary receipts; and securities of other investment companies investing primarily in such equity and equity-related foreign securities. Dresdner RCM expects that these Funds' foreign investments will primarily be traded on recognized foreign securities exchanges. However, each Fund may also invest in securities that are traded only over-the-counter, either in the U.S. or in foreign markets, when Dresdner RCM believes that such securities are not publicly traded either in the U.S. or foreign markets.

             All of the Funds may invest in American Depository Receipts
            (ADRs). In addition, the Global Innovation, Growth, Growth & Income, Healthcare Innovation, Innovation, Opportunity, RCM Funds, Renaissance, Select Growth, Select International, Target and Value Funds may invest in European Depository Receipts (EDRs) and Global Depository Receipts (GDRs). ADRs are dollar-denominated receipts issued generally by domestic banks and representing the deposit with the bank of a security of a foreign issuer, and are publicly traded on exchanges or over-the-counter in the United States. EDRs are receipts similar to ADRs and are issued and traded in Europe. GDRs may be offered privately in the United States and also traded in public or private markets in other countries.

             Investing in foreign securities involves special risks and considerations not typically associated with investing in U.S. securities and shareholders should consider carefully the substantial risks involved for Funds that invest in these securities. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; and political instability. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. Other countries' financial infrastructure or settlement systems may be less developed than those of the United States. The securities markets, values of securities, yields and risks associated with foreign securities markets may change independently of each other. Also, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Investments in foreign securities

102
  Prospectus
            may also involve higher custodial costs than domestic investments and additional transaction costs with respect to foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in foreign currencies.

Emerging    Each of the Funds that may invest in foreign securities may invest
Market      in securities of issuers based in countries with developing (or
Securities  "emerging market") economies. The RCM Emerging Markets Fund normally invests at least 80% of its assets in emerging market securities. The Global Innovation, RCM Biotechnology RCM Global
            Equity, RCM Global Healthcare, RCM Global Small-Cap, RCM Global
            Technology, RCM International Growth Equity, RCM Large-Cap Growth and Select International Funds may invest significant portions of their assets in emerging market securities. Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or the creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S.
            dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

             Additional risks of emerging market securities may include:
            greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

             Special Risks of Investing in Russian and Other Eastern European
            Securities. Each of the Global Innovation, RCM Emerging Markets, RCM Europe, RCM Global Equity, RCM Global Healthcare, RCM Global Small-Cap, RCM Global Technology, RCM International Growth Equity and Select International Funds may invest a significant portion of its assets in securities of issuers located in Russia and in other Eastern European countries. While investments in securities of such issuers are subject generally to the same risks associated with investments in other emerging market countries described above, the political, legal and operational risks of investing in Russian and other Eastern European issuers, and of having assets custodied within these countries, may be particularly acute. A risk of particular note with respect to direct investment in Russian securities is the way in which ownership of shares of companies is normally recorded. When a Fund invests in a Russian issuer, it will normally receive a "share extract," but that extract is not legally determinative of ownership. The official record of ownership of a company's share is maintained by the company's share registrar. Such share registrars are completely under the control of the issuer, and investors are provided with few legal rights against such registrars.

Foreign     A Fund that invests directly in foreign currencies or in
Currencies  securities that trade in, and receive revenues in, foreign currencies will be subject to currency risk. The Global
            Innovation, RCM Emerging Markets, RCM Europe, RCM Global Equity,
            RCM Global Healthcare, RCM Global Small-Cap, RCM Global
            Technology, RCM International Growth Equity and Select
            International Funds are particularly sensitive to this risk.

             Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by supply and demand and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments. For example, uncertainty surrounds the introduction of the euro (a common currency unit for the European Union) and the effect it may have on the value of European currencies as well as securities denominated in
                                            PIMCO Funds: Multi-Manager Series
            local European currencies. These and other currencies in which the Funds' assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Funds.

             Foreign Currency Transactions. The Global Innovation, Growth,
            Growth & Income, Healthcare Innovation, Innovation, Opportunity, Renaissance, Select Growth, Select International, Target and Value Funds, as well as the RCM Funds, may enter into forward foreign currency exchange contracts, primarily to reduce the risks of adverse changes in foreign exchange rates. In addition, the Global Innovation and Select International Funds, as well as the RCM Funds may buy and sell foreign currency futures contracts and options on foreign currencies and foreign currency futures. A forward foreign currency exchange contract, which involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract, reduces a Fund's exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on the value of a Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. Contracts to sell foreign currency would limit any potential gain which might be realized by a Fund if the value of the hedged currency increases. A Fund may enter into these contracts to hedge against foreign exchange risk arising from the Fund's investment or anticipated investment in securities denominated in foreign currencies. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in such transactions at any given time or from time to time. Also, such transactions may not be successful and may eliminate any chance for a Fund to benefit from favorable fluctuations in relevant foreign currencies.

             The Global Innovation and Select International Funds, as well as the RCM Funds, may also enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. To the extent that it does so, the Fund will be subject to the additional risk that the relative value of currencies will be different than anticipated by the Fund's portfolio manager. The Global Innovation and Select International Funds may use one currency (or basket of currencies) to hedge against adverse changes in the value of another currency (or basket of currencies) when exchange rates between the two currencies are positively correlated. The Fund will segregate assets determined to be liquid by PIMCO Advisors or its Sub-Adviser in accordance with procedures established by the Board of Trustees to cover its obligations under forward foreign currency exchange contracts entered into for non-hedging purposes.

Corporate   Each Fund that may invest in fixed income securities may invest in
Debt        corporate debt securities. The Growth & Income Fund may invest up
Securities  to 10% of its assets in these securities. Corporate debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to factors such as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer durations tend to be more sensitive to interest rate movements than those with shorter durations.

Convertible Each Fund may invest in convertible securities. The Growth & Securities Income Fund may place particular emphasis on convertible securities. Convertible securities are generally preferred stocks and other securities, including fixed income securities and warrants, that are convertible into or exercisable for common stock at either a stated price or a stated rate. The price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of this conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security will normally also provide income and is subject to interest rate risk. While convertible securities generally offer lower interest or dividend yields than non-convertible fixed income securities of similar quality, their value tends to increase as the market value of the underlying stock increases and to decrease when the value of the underlying stock decreases. Also, a Fund may be forced to convert a security before it would otherwise choose, which may have an adverse effect on the Fund's ability to achieve its investment objective.

Derivatives
            Each Fund (except the Capital Appreciation, Equity Income, Mid-Cap, RCM Mid-Cap and Small-Cap Funds) may, but is not required to, use a number of derivative instruments for risk management purposes or as part of its investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. A portfolio manager may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by a Fund will succeed. In addition, suitable derivative

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            transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

             Examples of derivative instruments that the Funds may use include options contracts, futures contracts, options on futures contracts, zero-strike warrants and options and swap agreements. The Global Innovation, Growth, Growth & Income, Healthcare Innovation, Innovation, Opportunity, Renaissance, Select Growth, Select International, Target, Tax-Efficient Equity and Value Funds, as well as the RCM Funds (except the RCM Mid-Cap Fund), may purchase and sell (write) call and put options on securities, securities indexes and foreign currencies. Each of these Funds may purchase and sell futures contracts and options thereon with respect to securities, securities indexes and foreign currencies. The Global Innovation, Select International and Tax-Efficient Equity Funds, as well as the RCM Funds (except the RCM Mid-Cap
            Fund), may enter into swap agreements with respect to securities indexes. A description of these and other derivative instruments that the Funds may use are described under "Investment Objectives and Policies" in the Statement of Additional Information.

             A Fund's use of derivative instruments involves risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments. A description of various risks associated with particular derivative instruments is included in "Investment Objectives and Policies" in the Statement of Additional Information. The following provides a more general discussion of important risk factors relating to all derivative instruments that may be used by the Funds.

             Management Risk Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

             Credit Risk The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a "counterparty") to make required payments or otherwise comply with the contract's terms.

             Liquidity Risk Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

             Leveraging Risk Because many derivatives have a leverage
            component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a Fund uses derivatives for leverage, investments in that Fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each Fund will segregate assets determined to be liquid by PIMCO Advisors or a Sub-Adviser in accordance with procedures established by the Board of Trustees (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

             Lack of Availability Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a Fund will engage in derivatives transactions at any time or from time to time. A Fund's ability to use derivatives may also be limited by certain regulatory and tax considerations.

             Market and Other Risks Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund's interest. If a portfolio manager incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for a Fund, the Fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. A Fund may also have to buy or sell a security at a disadvantageous time or price because the Fund is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions.
                                            PIMCO Funds: Multi-Manager Series

             Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a Fund's use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (taxed at ordinary income tax rates when distributed to shareholders who are individuals) than if the Fund had not used such instruments.

Equity-     The Funds may invest in equity-linked securities. The Select
Linked      International Fund may invest up to 15% of its assets in equity-
Securities  linked securities. Equity-linked securities are privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or "basket" of stocks, or sometimes a single stock. To the extent that the Funds invest in equity-linked securities whose return corresponds to the performance of a foreign securities index or one or more of foreign stocks, investing in equity-linked securities will involve risks similar to the risks of investing in foreign securities. See "Foreign Securities" above. In addition, the Funds bear the risk that the issuer of an equity-linked security may default on its obligations under the security.
            Equity-linked securities are often used for many of the same purposes as, and share many of the same risks with, derivative instruments such as swap agreements and zero-strike warrants and options. See "Derivatives" above. Equity-linked securities may be considered illiquid and thus subject to each Fund's restrictions on investments in illiquid securities.

Credit      The Funds may invest in securities based on their credit ratings
Ratings     assigned by rating agencies such as Moody's Investors Service,
and         Inc. ("Moody's") and Standard & Poor's Ratings Services ("S&P").
Unrated     Moody's, S&P and other rating agencies are private services that
Securities  provide ratings of the credit quality of fixed income securities, including convertible securities. The Appendix to the Statement of Additional Information describes the various ratings assigned to fixed income securities by Moody's and S&P. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risk. Rating agencies may fail to make timely changes in credit ratings and an issuer's current financial condition may be better or worse than a rating indicates. A Fund will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. PIMCO Advisors and the Sub-Advisers do not rely solely on credit ratings, and develop their own analysis of issuer credit quality.

             A Fund may purchase unrated securities (which are not rated by a rating agency) if its portfolio manager determines that the security is of comparable quality to a rated security that the Fund may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that the portfolio manager may not accurately evaluate the security's comparative credit rating.

High        Securities rated lower than Baa by Moody's or lower than BBB by
Yield       S&P are sometimes referred to as "high yield securities" or "junk
Securities  bonds." The Funds, particularly the Growth & Income Fund, and the
            RCM Emerging Markets and RCM Global Equity Funds, may invest in these securities. Investing in these securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields, these securities may be subject to greater levels of interest rate, credit and liquidity risk, may entail greater potential price volatility and may be less liquid than higher-rated securities. These securities may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities.

Loans of    For the purpose of achieving income, each Fund may lend its
Portfolio   portfolio securities to brokers, dealers, and other financial
Securities  institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Please see
            "Investment Objectives and Policies" in the Statement of Additional Information for details. When a Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. A Fund may pay lending fees to the party arranging the loan.

Short
Sales
            Each Fund may make short sales as part of its overall portfolio management strategies or to offset a potential decline in the value of a security. A short sale involves the sale of a security that is borrowed

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            from a broker or other institution to complete the sale. A Fund may only enter into short selling transactions if the security sold short is held in the Fund's portfolio or if the Fund has the right to acquire the security without the payment of further consideration. For these purposes, a Fund may also hold or have the right to acquire securities which, without the payment of any further consideration, are convertible into or exchangeable for the securities sold short. Short sales expose a Fund to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities (also known as "covering" the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Fund.

When-       Each Fund may purchase securities which it is eligible to purchase
Issued,     on a when-issued basis, may purchase and sell such securities for
Delayed     delayed delivery and may make contracts to purchase such
Delivery    securities for a fixed price at a future date beyond normal
and         settlement time (forward commitments). When-issued transactions,
Forward     delayed delivery purchases and forward commitments involve a risk
Commitment of loss if the value of the securities declines prior to the Transactionssettlement date. This risk is in addition to the risk that the
            Fund's other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase a Fund's overall investment exposure. Typically, no income accrues on securities a Fund has committed to purchase prior to the time delivery of the securities is made, although a Fund may earn income on securities it has segregated to cover these positions.

Repurchase Each Fund may enter into repurchase agreements, in which the Fund Agreements purchases a security from a bank or broker-dealer that agrees to repurchase the security at the Fund's cost plus interest within a specified time. If the party agreeing to repurchase should default, the Fund will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Those Funds whose investment objectives do not include the earning of income will invest in repurchase agreements only as a cash management technique with respect to that portion of its portfolio maintained in cash. Repurchase agreements maturing in more than seven days are considered illiquid securities.

Reverse     Each Fund may enter into reverse repurchase agreements, subject to
Repurchase the Fund's limitations on borrowings. A reverse repurchase Agreements agreement involves the sale of a security by a Fund and its
and Other   agreement to repurchase the instrument at a specified time and
Borrowings  price, and may be considered a form of borrowing for some purposes. A Fund will segregate assets determined to be liquid by PIMCO Advisors or a Sub-Adviser in accordance with procedures established by the Board of Trustees to cover its obligations under reverse repurchase agreements. A Fund also may borrow money for investment purposes subject to any policies of the Fund currently described in this Prospectus or in the Statement of Additional Information. Reverse repurchase agreements and other forms of borrowings may create leveraging risk for a Fund.

Illiquid    Each Fund may invest in securities that are illiquid so long as
Securities  not more than 15% (10% in the case of the RCM International Growth
            Equity Fund and 5% in the case of the RCM Mid-Cap Fund) of the value of the Fund's net assets (taken at market value at the time of investment) would be invested in such securities. Certain illiquid securities may require pricing at fair value as determined in good faith under the supervision of the Board of Trustees. A portfolio manager may be subject to significant delays in disposing of illiquid securities held by a Fund, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Please see "Investment Objectives and Policies" in the Statement of Additional Information for a listing of various securities that are generally considered to be illiquid for these purposes. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Investment
in Other
Investment
Companies
            The Select International Fund may invest up to 10% of its assets in securities of other investment companies, such as closed-end management investment companies, or in pooled accounts or other investment vehicles which invest in foreign markets. Each of the other Funds may invest up to 5% of its assets in other investment companies. As a shareholder of an investment company, a Fund may indirectly bear service and other fees which are in addition to the fees the Fund pays its service providers.
                                            PIMCO Funds: Multi-Manager Series

Portfolio   With the exception of the Tax-Efficient Equity Fund, the length of
Turnover    time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as "portfolio turnover." Each Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective and principal investment strategies, particularly during periods of volatile market movements, although the Tax-Efficient Equity Fund will generally attempt to limit portfolio turnover as part of its tax-efficient management strategies. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are taxed at ordinary income tax rates when distributed to shareholders who are individuals) and may adversely impact a Fund's after-tax returns. The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund's performance.
            Funds, such as the Growth & Income, Select Growth and Select
            International Funds, that have recently changed Sub-Advisers and/or investment objectives and policies may experience increased portfolio turnover due to the differences between the Funds' previous and current investment objectives and policies and portfolio management strategies.

Changes     The investment objective of each of the Equity Income, Global
in          Innovation, Growth, Growth & Income, Healthcare Innovation,
Investment Innovation, Opportunity, Renaissance, Select Growth, Select Objectives International, Target and Tax-Efficient Equity Funds described in
and         this Prospectus may be changed by the Board of Trustees without
Policies    shareholder approval. The investment objective of each other Fund is fundamental and may not be changed without shareholder approval. Unless otherwise stated in the Statement of Additional
            Information, all investment policies of the Funds may be changed by the Board of Trustees without shareholder approval. If there is a change in a Fund's investment objective or policies, including a change approved by shareholder vote, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs.

New and     In addition to the risks described under "Summary of Principal
Smaller-    Risks" above and in this section, several of the Funds are newly
Sized       formed and therefore have limited or no performance history for
Funds       investors to evaluate. Also, it is possible that newer Funds and smaller-sized Funds may invest in securities offered in initial public offerings and other types of transactions (such as private placements) which, because of the Funds' size, have a disproportionate impact on the Funds' performance results. The
            Funds would not necessarily have achieved the same performance results if their aggregate net assets had been greater.

Percentage Unless otherwise stated, all percentage limitations on Fund Investment investments listed in this Prospectus will apply at the time of Limitations investment. A Fund would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment.

Other       The Funds may invest in other types of securities and use a
Investments variety of investment techniques and strategies which are not
and         described in this Prospectus. These securities and techniques may
Techniques  subject the Funds to additional risks. In addition, the RCM Funds may use Grassroots(sm) Research in addition to their traditional research activities. Grassroots(sm) Research is a division of Dresdner RCM. Research data, used to generate recommendations, is received from reporters and field force investigators who work as independent contractors for broker-dealers. These broker-dealers supply research to Dresdner RCM and certain of its affiliates in connection with broker services. Please see the Statement of Additional Information for additional information about the securities and investment techniques described in this Prospectus and about additional securities and techniques that may be used by the Funds.

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            Additional Information About the Asset Allocation Fund

             The Asset Allocation Fund is intended for investors who prefer to have their asset allocation decisions made by professional money managers. The Fund seeks to achieve its investment objective by investing within specified equity and fixed income ranges among the Underlying Funds. Each Underlying Fund is a series of the Trust or PIMCO Funds: Pacific Investment Management Series and is managed by PIMCO Advisors and/or its affiliates.

Asset       PIMCO Advisors serves as the investment adviser to the Asset
Allocation Allocation Fund. PIMCO Advisors selects the Underlying Funds in Strategies which the Fund may invest. PIMCO Advisors' Asset Allocation
            Committee determines how the Fund allocates and reallocates its assets among the Underlying Funds selected by PIMCO Advisors according to the Fund's equity/fixed income allocation targets and ranges. The Committee attempts to diversify the Fund's assets broadly among the major asset classes and sub-classes represented by the Underlying Funds.

             The major equity asset classes and sub-classes held by the
            Underlying Stock Funds include those categorized by investment style/category (growth, blend, value, enhanced index, sector-related), region (U.S. equities, international developed markets, international emerging markets), and market capitalization (large-cap, mid-cap and small-cap). The major fixed income asset classes and sub-classes held by the Underlying Bond Funds include those categorized by sector/investment specialty (government securities, mortgage-related securities, corporate bonds and inflation-indexed bonds), region (U.S. fixed income, developed foreign fixed income, emerging markets fixed income), credit quality (investment grade/money market, medium grade, high yield), and duration (long-term, intermediate-term and short-term).

             Please see "Underlying Funds" below for a description of the
            Underlying Funds as categorized by their investment styles and main investments.

             The Asset Allocation Fund may invest in any or all of the
            Underlying Funds, but will not normally invest in every Underlying Fund at any particular time. The Asset Allocation Committee does not allocate the Fund's assets according to a predetermined blend of particular Underlying Funds. Instead, the Committee meets regularly to determine the mix of Underlying Funds appropriate for the Fund by allocating among the asset classes and sub-classes held by the Underlying Funds. When making these decisions, the Committee considers various quantitative and qualitative data relating to the U.S. and foreign economies and securities markets. This data includes projected growth trends in the U.S. and foreign economies, forecasts for interest rates and the relationship between short- and long-term interest rates (yield curve), current and projected trends in inflation, relative valuation levels in the equity and fixed income markets and various segments within those markets, the outlook and projected growth of various industrial sectors, information relating to business cycles, borrowing trends and the cost of capital, political trends, data relating to trade balances and labor information. The Committee may also consider proprietary research provided by the investment advisers and sub-advisers of the Underlying Funds.

             The Committee then allocates the Fund's assets among the
            Underlying Funds selected by PIMCO Advisors to fill out the asset class and sub-class weightings it has identified according to the Fund's equity/fixed income targets and ranges. The Committee has the flexibility to reallocate the Fund's assets in varying percentages among any or all of the Underlying Funds selected by PIMCO Advisors based on the Committee's ongoing analyses of the equity and fixed income markets, although these tactical shifts are not expected to be large or frequent in nature.

"Fund of
Funds"
Structure
and
Expenses
            The term "fund of funds" is used to describe mutual funds, such as the Asset Allocation Fund, that pursue their investment objectives by investing in other mutual funds. Your cost of investing in the Asset Allocation Fund will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in the Asset Allocation Fund, you will indirectly bear fees and expenses charged by the Underlying Funds in which the Fund invests in addition to the Fund's direct fees and expenses. In addition, the use of a fund of funds structure could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes payable by you.
                                            PIMCO Funds: Multi-Manager Series

             The Fund invests all of its assets in Underlying Funds and may invest in any or all of the Funds. However, it is expected that the Fund will invest in only some of the Underlying Funds at any particular time. The Fund's investment in a particular Underlying Fund may exceed 25% of the Fund's total assets. To the extent that the Fund invests a significant portion of its assets in an Underlying Fund, it will be particularly sensitive to the risks associated with that Underlying Fund. The particular Underlying Funds in which the Fund may invest, the equity and fixed income allocation targets and ranges specified above, and the percentage of the Fund's assets invested from time to time in any Underlying Fund or combination of Underlying Funds may be changed from time to time without the approval of the Fund's shareholders. The Fund is also subject to certain investment restrictions that are described under "Investment Restrictions" in the Statement of Additional Information.

Equity      The equity portion of the Asset Allocation Fund will be allocated
Portion     among a number of Underlying Stock Funds which represent a broad
of the      range of equity-based asset classes and sub-classes and a variety
Asset       of investment objectives and strategies. By allocating assets
Allocation  among these Funds, the equity portions of the Asset Allocation
Fund        Fund can be diversified in multiple ways, including the following:

            By Investment Style/Category
              .Growth
              .Blend (Broad Market)
              .Value
              .Enhanced Index
              .Sector-Related

            By Region
              .U.S. Equities
              .International Developed Markets Equities
              .International Emerging Markets Equities

            By Size
              .Large-Cap
              .Mid-Cap
              .Small-Cap

            For a list of the Underlying Stock Funds offered in this Prospectus, please see "Underlying Funds," below.


            The fixed income portion of the Fund will be allocated among a
Fixed       number of Underlying Bond Funds which represent a broad range of
Income      fixed income-based asset classes and sub-classes and a variety of
Portion     investment objectives and strategies. By allocating assets among
of the      these Underlying Funds, the fixed income portions of the Fund can
Asset       be diversified in multiple ways, including the following:
Allocation
Fund

            By Sector/Investment Specialty
              .Governments
              .Mortgages
              .Corporate
              .Inflation-Indexed

            By Region
              .U.S. Fixed Income
              .Developed Foreign Fixed Income
              .Emerging Markets Fixed Income

            By Credit Quality
              .Investment Grade/Money Market
              .Medium Grade
              .High Yield

            By Duration
              .Long-Term
              .Intermediate-Term
              .Short-Term

            For a description of the Underlying Bond Funds and their investment objectives and strategies, please see "Underlying Funds," below.

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             Underlying Funds

             The Asset Allocation Fund invests all of its assets in Underlying Funds. Accordingly, the Fund's investment performance depends upon a favorable allocation among the Underlying Funds as well as the ability of the Underlying Funds to achieve their objectives. There can be no assurance that the investment objective of any Underlying Fund will be achieved. Shares of the Underlying Stock Funds (except PIMCO StocksPLUS Fund and the RCM Balanced and RCM Small-Cap Funds (the "PIMCO RCM Funds")) are offered in this Prospectus. Shares of the Underlying Bond Funds are not offered in this Prospectus.

Advisory     PIMCO Advisors serves as investment adviser for each of the
Arrangements Underlying Stock Funds, except that its affiliate, Pacific
for the      Investment Management Company, is the investment adviser to PIMCO
Underlying   StocksPLUS Fund. The advisory arrangements of the Underlying Stock
Funds        Funds offered in this Prospectus are described under "Management of the Funds." Pacific Investment Management Company is the sole investment adviser to each of the Underlying Bond Funds. For a complete description of the advisory and sub-advisory arrangements for the PIMCO RCM Funds, the Underlying Bond Funds and PIMCO
             StocksPLUS Fund, please see the Statement of Additional
             Information, the Prospectus for Institutional Class shares of the PIMCO RCM Funds (the "RCM Funds Prospectus") and the Underlying
             Bond Funds' prospectus and statement of additional information, which are incorporated herein by reference and are available free of charge by telephoning the Trust at 1-800-927-4648.

Underlying   The following provides a list of the Underlying Stock Funds. For a
Stock        complete description of these Funds, please see the remainder of
Funds        this Prospectus, the Underlying Bond Fund prospectus (for the
             PIMCO StocksPLUS Fund), or the RCM Funds Prospectus (for the PIMCO
             RCM Funds), which are incorporated herein by reference and are available free of charge by telephoning the Trust at 1-800-927-
             4648.

                                    PIMCO Fund
            --------------------------------------------------------------------
         Growth Stock Funds         RCM Large-Cap Growth
                                    --------------------------------------------
                                    Growth
                                    --------------------------------------------
                                    RCM Mid-Cap
                                    --------------------------------------------
                                    Target
                                    --------------------------------------------
                                    Opportunity
                                    --------------------------------------------
                                    RCM Balanced**
                                    --------------------------------------------
                                    RCM Small-Cap**
            --------------------------------------------------------------------
         Blend Stock Funds          Capital Appreciation
                                    --------------------------------------------
                                    Mid-Cap
                                    --------------------------------------------
                                    Micro-Cap
            --------------------------------------------------------------------
         Value Stock Funds          Renaissance
                                    --------------------------------------------
                                    Value
                                    --------------------------------------------
                                    Small-Cap Value
            --------------------------------------------------------------------
         Enhanced Index Stock Funds Tax-Efficient Equity
                                    --------------------------------------------
                                    RCM Tax-Managed Growth
                                    --------------------------------------------
                                    StocksPLUS*
            --------------------------------------------------------------------
         Global Stock Funds         RCM Global Equity
                                    --------------------------------------------
                                    RCM Global Small-Cap
            --------------------------------------------------------------------
         International Stock Funds  Select International
                                    --------------------------------------------
                                    RCM International Growth Equity
                                    --------------------------------------------
                                    RCM Europe
                                    --------------------------------------------
                                    RCM Emerging Markets
                                    --------------------------------------------
                                    Structured Emerging Markets
                                    --------------------------------------------
                                    Tax-Efficient Structured Emerging Markets
            --------------------------------------------------------------------
         Sector-Related Stock Funds Innovation
                                    --------------------------------------------
                                    RCM Global Technology

            -------
            *  PIMCO StocksPLUS Fund is not offered in this Prospectus. The investment objective of PIMCO StocksPLUS Fund is total return that exceeds that of the S&P 500 Index. PIMCO StocksPLUS Fund's main investments are S&P 500 stock index derivatives backed by a portfolio of short-term fixed income securities. For a complete description of PIMCO StocksPLUS Fund, see the Underlying Bond
               Fund prospectus referred to below.
            ** The RCM Balanced and RCM Small-Cap Funds are not offered in this Prospectus. The investment objective of the RCM Balanced
               Fund is long-term capital appreciation and current income and its fund focus is both equity and fixed income securities.The investment objective of the RCM Small-Cap Fund is long-term capital appreciation and it focuses on small capitalization equity securities. For a complete description of these Funds, see the RCM Funds Prospectus referred to above.
Underlying     The investment objective of each Underlying Bond Fund (except as
Bond           provided below) is to seek to realize maximum total return,
Funds          consistent with preservation of capital and prudent investment


                                            PIMCO Funds: Multi-Manager Series
            management. The "total return" sought by most of the Underlying Bond Funds will consist of income earned on the Fund's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security. The investment objective of PIMCO Real Return Fund is to seek to realize maximum real return, consistent with preservation of real capital and prudent investment management. "Real return" is a measure of the change in purchasing power of money invested in a particular investment after adjusting for inflation. The investment objective of each of PIMCO Money Market Fund and PIMCO Short-Term Fund is to seek to obtain maximum current income, consistent with preservation of capital and daily liquidity. PIMCO Money Market Fund also attempts to maintain a stable net asset value of $1.00 per share, although there can be no assurance that it will be successful in doing so.

             The following provides a concise description of the main
            investments of and other information relating to each Underlying Bond Fund. For a complete description of these Funds, please see the Underlying Bond Fund prospectus for PIMCO Funds: Pacific Investment Management Series, which is incorporated herein by reference and is available free of charge by telephoning the Trust at 1-800-927-4648.

                                                                                                               Non-U.S. Dollar
                                                                                                               Denominated
                         PIMCO Fund        Main Investments           Duration         Credit Quality(/1/)     Securities(/2/)
              -----------------------------------------------------------------------------------------------------------
          Short          Money Market      Money market instruments  /\90 days         Min 95% Aaa or Prime 1; 0%
          Duration Bond                                               dollar-weighted /\5% Aa or Prime 2
          Funds                                                       average maturity
                      ---------------------------------------------------------------------------------------------
                         Short-Term        Money market instruments   0-1 yr           B to Aaa; max 10%       0-5%(3)
                                           and                                         below Baa
                                           short maturity fixed
                                           income
                                           securities
                      ---------------------------------------------------------------------------------------------
                         Low Duration      Short maturity fixed       1-3 yrs          B to Aaa; max 10%       0-20%(3)
                                           income                                      below Baa
                                           securities
              -----------------------------------------------------------------------------------------------------------
          Intermediate   Moderate Duration Short and intermediate     2-5 yrs          B to Aaa; max 10%       0-20%(3)
          Duration                         maturity                                    below Baa
          Bond Funds                       fixed income securities
                      ---------------------------------------------------------------------------------------------
                         Total Return      Intermediate maturity      3-6 yrs          B to Aaa; max 10%       0-20%(3)
                                           fixed                                       below Baa
                                           income securities
                      ---------------------------------------------------------------------------------------------
                         Total Return II   Intermediate maturity      3-6 yrs          Baa to Aaa              0%
                                           fixed
                                           income securities with
                                           quality
                                           and non-U.S. issuer
                                           restrictions
              -----------------------------------------------------------------------------------------------------------
          Long Duration  Long-Term U.S.    Long-term maturity fixed  /\8 yrs           A to Aaa                0%
          Bond Funds     Government        income
                                           securities
              -----------------------------------------------------------------------------------------------------------
          International  Global Bond       U.S. and non-U.S.          3-7 yrs          B to Aaa; max 10%       25-75%(4)
          Bond Funds                       intermediate                                below Baa
                                           maturity fixed income
                                           securities
                      ---------------------------------------------------------------------------------------------
                         Foreign Bond      Intermediate maturity      3-7 yrs          B to Aaa; max 10%      /\85%(4)
                                           hedged                                      below Baa
                                           non-U.S. fixed income
                                           securities
                      ---------------------------------------------------------------------------------------------
                         Emerging Markets  Emerging market fixed      0-8 yrs          Caa to Aaa; max 15%    /\80%(4)
                         Bond              income                                      below B
                                           securities
              -----------------------------------------------------------------------------------------------------------
          High Yield     High Yield        Higher yielding fixed      2-6 yrs          B to Aaa; min 65%       0-15%(5)
          Bond Funds                       income                                      below Baa
                                           securities
              -----------------------------------------------------------------------------------------------------------
          Inflation      Real Return       Inflation-indexed fixed    N/A              B to Aaa; max 10%       0-20%(3)
          Indexed Bond                     income                                      below Baa
          Funds                            securities

             1. As rated by Moody's Investors Service, Inc., or equivalently rated by Standard & Poor's Ratings Services, or if unrated, de-termined by Pacific Investment Management Company to be of com-parable quality.
             2. Each Underlying Bond Fund (except PIMCO Long-Terrm U.S. Gov-
              ernment Fund) may invest beyond these limits in U.S. dollar-de-nominated securities of non-U.S. issuers.
             3. The percentage limitation relates to non-U.S. dollar-denomi-
              nated securities.
             4. The percentage limitation relates to securities of foreign is-
              suers denominated in any currency.
             5. The percentage limitation relates to euro-denominated securi-
              ties.

             Each Underlying Bond Fund invests at least 65% of its assets in the following types of securities, which, unless provided above, may be issued by domestic or foreign entities and denominated in U.S. dollars or foreign currencies: securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government securities"); corporate debt securities, including convertible securities and corporate commercial paper; mortgage-backed and other asset-backed securities; inflation-indexed bonds issued by both governments and corporations; structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations; delayed funding loans and revolving credit facilities; bank certificates of deposit, fixed time deposits and bankers' acceptances; repurchase agreements and reverse repurchase agreements; debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises; obligations of non-U.S.

112
  Prospectus
            governments or their subdivisions, agencies and government-sponsored enterprises; and obligations of international agencies or supranational entities.

Other       In addition to purchasing the securities listed above under "Main
Investment  Investments," some or all of the Underlying Funds may to varying
Practices   extents: lend portfolio securities; enter into repurchase
of the      agreements and reverse repurchase agreements; purchase and sell
Underlying  securities on a when-issued or delayed delivery basis; enter into
Funds       forward commitments to purchase securities; purchase and write call and put options on securities and securities indexes; enter into futures contracts, options on futures contracts and swap agreements; invest in foreign securities; and buy or sell foreign currencies and enter into forward foreign currency contracts.
            These and the other types of securities and investment techniques used by the Underlying Funds all have attendant risks. The Asset
            Allocation Fund is indirectly subject to some or all of these risks to varying degrees because it invests all of its assets in the Underlying Funds. For further information concerning the investment practices of and risks associated with the Underlying
            Funds, please see the Underlying Bond Fund prospectus and Statement of Additional Information, the RCM Funds Prospectus, the remainder of this Prospectus, and "Investment Objectives and Policies" in the Statement of Additional Information, which are incorporated herein by reference and are available free of charge by telephoning the Trust at 1-800-927-4648.

Additional
Underlying
Funds In addition to the Underlying Funds listed above, the Asset Allocation Fund may invest in additional Underlying Funds, including those that may become available for investment in the future, at the discretion of PIMCO Advisors and without shareholder approval.

            Other Risk Information

Potential
Conflicts
of
Interest PIMCO Advisors has broad discretion to allocate and reallocate the Asset Allocation Fund's assets among the Underlying Funds consistent with the Fund's investment objectives and policies and asset allocation targets and ranges. Although PIMCO Advisors does not charge an investment advisory fee for its asset allocation services, PIMCO Advisors and its affiliates indirectly receive fees (including investment advisory and administrative fees) from the Underlying Funds in which the Fund invests. In this regard, PIMCO Advisors has a financial incentive to invest the Fund's assets in Underlying Funds with higher fees than other Funds, even if it believes that alternate investments would better serve the Fund's investment program. PIMCO Advisors is legally obligated to disregard that incentive in making asset allocation decisions for the Fund. The Trustees and officers of the Trust may also have conflicting interests in fulfilling their fiduciary duties to both the Asset Allocation Fund and the Underlying Funds.

            Additional Information About the PIMCO Select International, PIMCO Healthcare Innovation, PIMCO Innovation and RCM International Growth Equity Funds

            The Board of Trustees of the Trust recently approved (1) an Agreement and Plan of Reorganization pursuant to which PIMCO Select International Fund (an "Acquired Fund") will reorganize with and into RCM International Growth Equity Fund (an "Acquiring Fund") and (2) an Agreement and Plan of Reorganization pursuant to which PIMCO Healthcare Innovation Fund (an "Acquired Fund" and, together with the PIMCO Select International Fund, the "Acquired Funds") will reorganize with and into the PIMCO Innovation Fund (an "Acquiring Fund" and, together with the RCM International Growth Equity Fund, the "Acquiring Funds"). The proposed transactions are referred to as the "Reorganizations," and each singly as a "Reorganization." The closing date (the "Closing Date") of the Reorganizations is expected to be on or about March 15, 2002, although the Reorganizations may be delayed.

            Each Reorganization will take place by means of a transfer by each Acquired Fund of all of its assets to the relevant Acquiring Fund in exchange for shares ("Merger Shares") of the relevant Acquiring Fund and the assumption by the relevant Acquiring Fund of all the relevant Acquired Fund's liabilities. Each exchange, which will be effected on the basis of the relative net asset values of each Acquiring Fund and its relevant Acquired Fund, will be followed immediately by the distribution of Merger Shares to the relevant Acquired Fund's shareholders, in complete liquidation of each Acquired Fund. Accordingly, shareholders of each Acquired Fund will become shareholders of the relevant Acquiring Fund by effectively having their Acquired Fund shares exchanged for Merger Shares of the same class on the basis of relative net asset values on the Closing Date.
                                            PIMCO Funds: Multi-Manager Series

            It is expected that the Reorganizations will be treated as tax-free reorganizations. If, as expected, the Reorganizations are tax-free, each Acquiring Fund will inherit any unrealized appreciation (or depreciation) on assets contributed by the relevant Acquired Fund (after the realization of any gains or losses from the sale of assets by each respective Acquired Fund prior to its Reorganization, including sales made in anticipation of its Reorganization). In addition, shareholders of each Acquired Fund will end up owning shares of the relevant Acquiring Fund and will therefore eventually be allocated a proportionate share of any taxable gains realized by the relevant Acquiring Fund and not distributed to shareholders of the respective Acquiring Fund prior to the Reorganizations. Shareholders should consult their tax advisers regarding other possible tax consequences of the Reorganizations, including possible state and local tax consequences.

            In addition, in connection with the Reorganizations, the following actions are being taken:

            (i) Effective February 15, 2002, the Acquired Funds will no longer sell Class A, Class B or Class C shares to new investors or to existing shareholders. Participants in certain self-directed qualified benefit plans that owned Class A, Class B or Class C shares of an Acquired Fund as of January 29, 2002 for any single plan participant will be able to direct the purchase of that Acquired Fund's Class A, Class B or Class C shares by their plan account for so long as the plan continues to own such shares of that Acquired Fund for any plan participant.

            (ii) Effective February 15, 2002, the Acquired Funds will no longer be eligible for exchanges from other PIMCO Funds.

            The consummation of each Reorganization is subject to a number of conditions but is not subject to shareholder approval. In addition, the closing of each Reorganization is not conditioned upon the closing of the other Reorganization. Accordingly, in the event that the conditions to the closing of one of the Reorganizations are met, it is expected that such Reorganization will take place, subject to the terms of its Agreement and Plan of Reorganization, even if the other Reorganization is not consummated.

            The Prospectus will be further supplemented or revised if these events do not occur substantially in accordance with the schedule outlined above.


114
  Prospectus

                      (This page left blank intentionally)



                                            PIMCO Funds: Multi-Manager Series

            Financial Highlights

            The financial highlights table is intended to help you understand the financial performance of Class A, Class B and Class C shares of each Fund for the past 5 years or, if the class is less than 5 years old, since the class of shares was first offered. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a particular class of shares of a Fund, assuming reinvestment of all dividends and distributions. This information has been audited by Pricewaterhouse Coopers LLP, whose report, along with each Fund's financial statements, are included in the Trust's annual reports to shareholders. The annual reports are incorporated by reference in the Statement of Additional Information and are available free of charge upon request from the Distributor.

             The information provided for each of the Growth, Innovation,
            Opportunity, Renaissance and Target Funds reflects the operational history of a corresponding series of PIMCO Advisors Funds which reorganized as a series of the Trust on January 17, 1997. In connection with the reorganizations, these Funds changed their fiscal year ends from September 30 to June 30. The expense ratios provided for these Funds for periods prior to January 17, 1997 reflect fee arrangements of PIMCO Advisors Funds previously in effect which differ from the current fee arrangements of the Trust. Neither the Equity Income Fund nor the RCM Funds offered Class A, B or C shares during the period ended June 30, 2001.

                                                     Net Realized/                        Dividends  Dividends in
 Year or           Net Asset Value      Net            Unrealized       Total Income      From Net   Excess of Net
 Period               Beginning     Investment       Gain (Loss) on    From Investment   Investment   Investment
 Ended                of Period    Income (Loss)      Investments        Operations        Income       Income
------------------------------------------------------------------------------------------------------------------
Asset Allocation Fund(i)
 Class A
 06/30/01              $11.48        $ 0.61(a)         $(0.80)(a)          $(0.19)         $(0.59)      $ 0.00
 06/30/00               11.27          0.56(a)           0.44 (a)            1.00           (0.35)        0.00
 09/30/98-
  06/30/99              10.00          0.31(a)           1.23 (a)            1.54           (0.27)        0.00
 Class B
 06/30/01               11.46          0.53(a)          (0.80)(a)           (0.27)          (0.52)        0.00
 06/30/00               11.25          0.48(a)           0.44 (a)            0.92           (0.27)        0.00
 09/30/98-
  06/30/99              10.00          0.16(a)           1.31 (a)            1.47           (0.22)        0.00
 Class C
 06/30/01               11.46          0.53(a)          (0.81)(a)           (0.28)          (0.52)        0.00
 06/30/00               11.24          0.48(a)           0.44 (a)            0.92           (0.26)        0.00
 09/30/98-
  06/30/99              10.00          0.18(a)           1.29 (a)            1.47           (0.23)        0.00
Capital Appreciation Fund
 Class A
 06/30/01              $26.94        $ 0.03 (a)        $(1.36)(a)          $(1.33)         $(0.09)      $ 0.00
 06/30/00               26.65         (0.03)(a)          5.34 (a)            5.31           (0.01)       (0.01)
 06/30/99               26.01          0.06 (a)          2.33 (a)            2.39           (0.10)        0.00
 06/30/98               21.16          0.07 (a)          6.55 (a)            6.62           (0.09)        0.00
 01/20/97-
  06/30/97              19.31          0.09              1.76                1.85            0.00         0.00
 Class B
 06/30/01               26.30         (0.13)(a)         (1.30)(a)           (1.43)          (0.01)        0.00
 06/30/00               26.29         (0.22)(a)          5.23 (a)            5.01            0.00         0.00
 06/30/99               25.75         (0.13)(a)          2.32 (a)            2.19            0.00         0.00
 06/30/98               21.10         (0.11)(a)          6.51 (a)            6.40           (0.07)        0.00
 01/20/97-
  06/30/97              19.31          0.01              1.78                1.79            0.00         0.00
 Class C
 06/30/01               26.34         (0.13)(a)         (1.31)(a)           (1.44)          (0.01)        0.00
 06/30/00               26.31         (0.22)(a)          5.25 (a)            5.03            0.00         0.00
 06/30/99               25.78         (0.13)(a)          2.31 (a)            2.18            0.00         0.00
 06/30/98               21.10         (0.12)(a)          6.53 (a)            6.41           (0.05)        0.00
 01/20/97-
  06/30/97              19.31          0.02              1.77                1.79            0.00         0.00
Global Innovation
 Class A
 06/30/01              $18.93        $(0.19)(a)        $(8.70)(a)          $(8.89)         $ 0.00       $ 0.00
 12/31/99-
  06/30/00              10.00         (0.03)(a)          8.96 (a)            8.93            0.00         0.00
 Class B
 06/30/01               18.91         (0.29)(a)         (8.67)(a)           (8.96)           0.00         0.00
 03/31/00-
  06/30/00              20.17         (0.07)(a)         (1.19)(a)           (1.26)           0.00         0.00
 Class C
 06/30/01               18.91         (0.29)(a)         (8.67)(a)           (8.96)           0.00         0.00
 03/31/00-
  06/30/00              20.17         (0.07)(a)         (1.19)(a)           (1.26)           0.00         0.00
                    Distributions    Distributions
 Year or               From Net      in Excess of
 Period            Realized Capital  Net Realized
 Ended                  Gains        Capital Gains
------------------------------------------------------------------------------------------------------------------
Asset Allocation Fund(i)
 Class A
 06/30/01               $ 0.00          $(0.69)
 06/30/00                (0.44)           0.00
 09/30/98-
  06/30/99                0.00            0.00
 Class B
 06/30/01                 0.00           (0.69)
 06/30/00                (0.44)           0.00
 09/30/98-
  06/30/99                0.00            0.00
 Class C
 06/30/01                 0.00           (0.69)
 06/30/00                (0.44)           0.00
 09/30/98-
  06/30/99                0.00            0.00
Capital Appreciation Fund
 Class A
 06/30/01               $(3.49)         $(4.49)
 06/30/00                (5.00)           0.00
 06/30/99                (1.65)           0.00
 06/30/98                (1.68)           0.00
 01/20/97-
  06/30/97                0.00            0.00
 Class B
 06/30/01                (3.49)          (4.49)
 06/30/00                (5.00)           0.00
 06/30/99                (1.65)           0.00
 06/30/98                (1.68)           0.00
 01/20/97-
  06/30/97                0.00            0.00
 Class C
 06/30/01                (3.49)          (4.49)
 06/30/00                (5.00)           0.00
 06/30/99                (1.65)           0.00
 06/30/98                (1.68)           0.00
 01/20/97-
  06/30/97                0.00            0.00
Global Innovation
 Class A
 06/30/01                $0.00          $(0.03)
 12/31/99-
  06/30/00                0.00            0.00
 Class B
 06/30/01                 0.00           (0.03)
 03/31/00-
  06/30/00                0.00            0.00
 Class C
 06/30/01                 0.00           (0.03)
 03/31/00-
  06/30/00                0.00            0.00

-------
  *  Annualized
 (a) Per share amounts based upon average number of shares outstanding during the period.
 (i) Formerly PIMCO Funds Asset Allocation Series--60/40 Portfolio.

116
  Prospectus


                                                                                    Ratio of Net
                                                                     Ratio of        Investment
Tax Basis                 Net Asset                                 Expenses to   Income (Loss) to
Return of      Total     Value End of               Net Assets End  Average Net     Average Net      Portfolio
 Capital   Distributions    Period    Total Return of Period (000s)   Assets           Assets      Turnover Rate
----------------------------------------------------------------------------------------------------------------


 $(0.09)      $(1.37)       $ 9.92        (1.92)%      $  3,044        0.65%            5.65%            39%
   0.00        (0.79)        11.48         9.15           2,170        0.65             4.96             44
   0.00        (0.27)        11.27        15.50           2,196        0.65*            3.76*            39

  (0.08)       (1.29)         9.90        (2.62)          5,038        1.40             4.90             39
   0.00        (0.71)        11.46         8.36           4,415        1.40             4.21             44
   0.00        (0.22)        11.25        14.83           3,653        1.40*            1.92*            39

  (0.08)       (1.29)         9.89        (2.71)         13,349        1.40             4.90             39
   0.00        (0.70)        11.46         8.41          10,376        1.40             4.22             44
   0.00        (0.23)        11.24        14.82           9,826        1.40*            2.14*            39
 $ 0.00       $(8.07)       $17.54       (9.15)%       $111,193        1.10%            0.14%           112%
   0.00        (5.02)        26.94        22.73          91,927        1.11            (0.10)           119
   0.00        (1.75)        26.65        10.14          91,296        1.10             0.24            120
   0.00        (1.77)        26.01        32.39          72,803        1.10             0.27             75
   0.00         0.00         21.16         9.58           6,534        1.11*            0.59*            87

   0.00        (7.99)        16.88        (9.83)         70,991        1.85            (0.60)%          112
   0.00        (5.00)        26.30        21.79          66,044        1.86            (0.86)           119
   0.00        (1.65)        26.29         9.39          55,094        1.85            (0.52)           120
   0.00        (1.75)        25.75        31.39          40,901        1.85            (0.47)            75
   0.00         0.00         21.10         9.27           3,022        1.85*           (0.26)*           87

   0.00        (7.99)        16.91        (9.86)         83,843        1.85            (0.60)           112
   0.00        (5.00)        26.34        21.85          82,864        1.86            (0.86)           119
   0.00        (1.65)        26.31         9.34          81,097        1.85            (0.52)           120
   0.00        (1.73)        25.78        31.40          71,481        1.85            (0.49)            75
   0.00         0.00         21.10         9.27          13,093        1.86*           (0.23)*           87
 $ 0.00       $(0.03)       $10.01       (47.04)%      $ 78,588        1.85%           (1.44)%          261%
   0.00         0.00         18.93        89.30          31,998        1.61%(b)*       (0.58)*          131
   0.00        (0.03)         9.92       (47.46)         62,472        2.60            (2.19)           261
   0.00         0.00         18.91        (6.25)         25,375        2.60 (c)*       (1.70)*          131

   0.00        (0.03)         9.92       (47.46)        106,905        2.60            (2.19)           261
   0.00         0.00         18.91        (6.25)         46,826        2.60 (c)*       (1.70)*          131

-------
 (b) If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.67% for the period ended June 30, 2000.
 (c) If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 2.70% for the period ended June 30, 2000.
                                            PIMCO Funds: Multi-Manager Series

                                                 Net Realized/                    Dividends  Dividends in   Distributions
 Year or          Net Asset Value      Net         Unrealized      Total Income    From Net  Excess of Net     From Net
 Period              Beginning     Investment    Gain (Loss) on   From Investment Investment  Investment   Realized Capital
 Ended               of Period    Income (Loss)   Investments       Operations      Income      Income          Gains
---------------------------------------------------------------------------------------------------------------------------
Growth Fund (ii)
 Class A
 06/30/01             $38.94         $(0.19)(a)     $(11.85)(a)       $(12.04)      $ 0.00       $0.00          $(2.35)
 06/30/00              34.12          (0.29)(a)       10.77 (a)         10.48         0.00        0.00           (5.66)
 06/30/99              32.62          (0.14)(a)        5.56 (a)          5.42         0.00        0.00           (3.92)
 06/30/98              27.03          (0.08)(a)        9.99 (a)          9.91         0.00        0.00           (4.32)
 10/01/96-
  06/30/97             26.58           0.69            3.27              3.96         0.00        0.00           (3.51)
 09/30/96              25.73           0.06            3.72              3.78         0.00        0.00           (2.93)
 Class B
 06/30/01              34.66          (0.37)(a)      (10.45)(a)        (10.82)        0.00        0.00           (2.35)
 06/30/00              31.15          (0.51)(a)        9.68 (a)          9.17         0.00        0.00           (5.66)
 06/30/99              30.34          (0.35)(a)        5.08 (a)          4.73         0.00        0.00           (3.92)
 06/30/98              25.59          (0.28)(a)        9.35 (a)          9.07         0.00        0.00           (4.32)
 10/01/96-
  06/30/97             25.46           0.35            3.29              3.64         0.00        0.00           (3.51)
 09/30/96              24.94          (0.07)           3.52              3.45         0.00        0.00           (2.93)
 Class C
 06/30/01              34.66          (0.38)(a)      (10.44)(a)        (10.82)        0.00        0.00           (2.35)
 06/30/00              31.15          (0.51)(a)        9.68 (a)          9.17         0.00        0.00           (5.66)
 06/30/99              30.33          (0.35)(a)        5.09 (a)          4.74         0.00        0.00           (3.92)
 06/30/98              25.58          (0.28)(a)        9.35 (a)          9.07         0.00        0.00           (4.32)
 10/01/96-
  06/30/97             25.46           0.45            3.18              3.63         0.00        0.00           (3.51)
 09/30/96              24.94          (0.12)           3.57              3.45         0.00        0.00           (2.93)
Growth & Income
 Fund
 Class A
 07/31/00-
  06/30/01            $13.11         $ 0.04 (a)     $ (0.27) (a)      $ (0.23)      $(0.05)      $0.00          $ 0.00
 Class B
 07/31/00-
  06/30/01             13.11          (0.02)(a)       (0.28) (a)        (0.30)       (0.04)       0.00            0.00
 Class C
 07/31/00-
  06/30/01             13.11         (0.01)(a)       (0.29) (a)         (0.30)       (0.05)       0.00            0.00
Healthcare
 Innovation
 Class A
 06/30/01             $10.00         $(0.10)(a)     $  1.17(a)        $  1.07       $ 0.00       $0.00          $ 0.00
 Class B
 06/30/01              10.00          (0.18)(a)        1.17(a)           0.99         0.00        0.00            0.00
 Class C
 06/30/01              10.00          (0.18)(a)        1.18(a)           1.00         0.00        0.00            0.00
Innovation Fund
 (iii)
 Class A
 06/30/01             $72.29         $(0.46)(a)     $(36.74)(a)       $(37.20)      $ 0.00       $0.00          $ 0.00
 06/30/00              37.46          (0.58)(a)       41.80 (a)         41.22         0.00        0.00           (6.39)
 06/30/99              24.28          (0.28)(a)       14.72 (a)         14.44         0.00        0.00           (1.26)
 06/30/98              17.43          (0.19)(a)        8.21 (a)          8.02         0.00        0.00           (0.99)
 10/01/96-
  06/30/97             17.26           0.07            0.36              0.43         0.00        0.00           (0.26)
 09/30/96              14.74          (0.07)           2.94              2.87         0.00        0.00           (0.35)
 Class B
 06/30/01              69.06          (0.78)(a)      (34.86)(a)        (35.64)        0.00        0.00            0.00
 06/30/00              36.09          (1.01)(a)       40.37 (a)         39.36         0.00        0.00           (6.39)
 06/30/99              23.60          (0.49)(a)       14.24 (a)         13.75         0.00        0.00           (1.26)
 06/30/98              17.10          (0.33)(a)        8.00 (a)          7.67         0.00        0.00           (0.99)
 10/01/96-
  06/30/97             17.04          (0.03)           0.35              0.32         0.00        0.00           (0.26)
 09/30/96              14.66          (0.11)           2.84              2.73         0.00        0.00           (0.35)
 Class C
 06/30/01              69.04          (0.79)(a)      (34.84)(a)        (35.63)        0.00        0.00            0.00
 06/30/00              36.08          (1.00)(a)       40.35 (a)         39.35         0.00        0.00           (6.39)
 06/30/99              23.59          (0.48)(a)       14.23 (a)         13.75         0.00        0.00           (1.26)
 06/30/98              17.09          (0.33)(a)        8.00 (a)          7.67         0.00        0.00           (0.99)
 10/01/96-
  06/30/97             17.04          (0.02)           0.33              0.31         0.00        0.00           (0.26)
 09/30/96              14.65          (0.15)           2.89              2.74         0.00        0.00           (0.35)
                  Distributions
 Year or          in Excess of
 Period           Net Realized
 Ended            Capital Gains
---------------------------------------------------------------------------------------------------------------------------
Growth Fund (ii)
 Class A
 06/30/01            $ 0.00
 06/30/00              0.00
 06/30/99              0.00
 06/30/98              0.00
 10/01/96-
  06/30/97             0.00
 09/30/96              0.00
 Class B
 06/30/01              0.00
 06/30/00              0.00
 06/30/99              0.00
 06/30/98              0.00
 10/01/96-
  06/30/97             0.00
 09/30/96              0.00
 Class C
 06/30/01              0.00
 06/30/00              0.00
 06/30/99              0.00
 06/30/98              0.00
 10/01/96-
  06/30/97             0.00
 09/30/96              0.00
Growth & Income
 Fund
 Class A
 07/31/00-
  06/30/01           $(3.63)
 Class B
 07/31/00-
  06/30/01            (3.63)
 Class C
 07/31/00-
  06/30/01            (3.63)
Healthcare
 Innovation
 Class A
 06/30/01            $(1.28)
 Class B
 06/30/01             (1.28)
 Class C
 06/30/01             (1.28)
Innovation Fund
 (iii)
 Class A
 06/30/01            $(6.35)
 06/30/00              0.00
 06/30/99              0.00
 06/30/98             (0.18)
 10/01/96-
  06/30/97             0.00
 09/30/96              0.00
 Class B
 06/30/01             (6.35)
 06/30/00              0.00
 06/30/99              0.00
 06/30/98             (0.18)
 10/01/96-
  06/30/97             0.00
 09/30/96              0.00
 Class C
 06/30/01             (6.35)
 06/30/00              0.00
 06/30/99              0.00
 06/30/98             (0.18)
 10/01/96-
  06/30/97             0.00
 09/30/96              0.00

-------
  * Annualized
 (a) Per share amounts based upon average number of shares outstanding during the period.
 (ii) The information provided for the Growth Fund reflects results of operations under the Fund's former Sub-Adviser through March 6, 2000; the Fund would not necessarily have achieved the performance results shown above under its current investment management arrangements.
 (iii) The information provided for the Innovation Fund reflects results of operations under the Fund's former Sub-Adviser through March 6, 1999; the Fund would not necessarily have achieved the performance results shown above under its current investment management arrangements.

118
  Prospectus

                                                                                  Ratio of Net
                                                                     Ratio of      Investment
Tax Basis                 Net Asset                                 Expenses to Income (Loss) to
Return of      Total     Value End of               Net Assets End  Average Net   Average Net      Portfolio
 Capital   Distributions    Period    Total Return of Period (000s)   Assets         Assets      Turnover Rate
--------------------------------------------------------------------------------------------------------------


  $0.00       $(2.35)       $24.55       (32.40)%     $  173,990       1.15%         (0.58)%           85%
   0.00        (5.66)        38.94        32.49          255,744       1.61          (0.78)            72
   0.00        (3.92)        34.12        18.65          227,638       1.16          (0.44)           131
   0.00        (4.32)        32.62        41.03          180,119       1.16          (0.27)           123
   0.00        (3.51)        27.03        15.93          147,276       1.11*          0.13*            94
   0.00        (2.93)        26.58        16.11          151,103       1.11           0.24            104
   0.00        (2.35)        21.49       (32.90)         162,382       1.90          (1.33)            85
   0.00        (5.66)        34.66        31.31          213,627       1.91          (1.53)            72
   0.00        (3.92)        31.15        17.72          133,850       1.90          (1.19)           131
   0.00        (4.32)        30.34        39.97           80,719       1.91          (1.02)           123
   0.00        (3.51)        25.59        15.32           55,626       1.86*         (0.62)*           94
   0.00        (2.93)        25.46        15.22           37,256       1.86          (0.51)           104

   0.00        (2.35)        21.49       (32.91)       1,486,530       1.90          (1.34)            85
   0.00        (5.66)        34.66        31.31        2,416,067       1.91          (1.53)            72
   0.00        (3.92)        31.15        17.76        2,064,450       1.90          (1.18)           131
   0.00        (4.32)        30.33        39.99        1,853,002       1.91          (1.02)           123
   0.00        (3.51)        25.58        15.27        1,514,432       1.86*         (0.61)*           94
   0.00        (2.93)        25.46        15.22        1,450,216       1.86          (0.51)           104
  $0.00       $(3.68)       $ 9.20       (4.47)%      $   12,050       1.35%*         0.49 %*          77%
   0.00        (3.67)         9.14        (5.11)          15,663       2.10*         (0.21)*           77
   0.00        (3.68)         9.13        (5.15)          16,167       2.10*         (0.17)*           77
  $0.00       $(1.28)       $ 9.79         9.70%            $617       1.45%         (1.06)%          214%
   0.00        (1.28)         9.71         8.84              428       2.20          (1.89)           214
   0.00        (1.28)         9.72         8.96              374       2.20          (1.90)           214
  $0.00       $(6.35)       $28.74       (55.14)%     $  734,124       1.28%         (0.95)%          271%
   0.00        (6.39)        72.29       115.04        1,408,455       1.30          (0.91)           186
   0.00        (1.26)        37.46        61.36          313,946       1.30          (0.90)           119
   0.00        (1.17)        24.28        48.10           85,800       1.31          (0.94)           100
   0.00        (0.26)        17.43         2.41           56,215       1.28*         (0.68)*           80
   0.00        (0.35)        17.26        19.86           50,067       1.31          (0.61)           123

   0.00        (6.35)        27.07       (55.48)         801,890       2.03          (1.69)           271
   0.00        (6.39)        69.06       114.17        1,680,792       2.05          (1.66)           186
   0.00        (1.26)        36.09        60.17          351,876       2.05          (1.64)           119
   0.00        (1.17)        23.60        46.95           81,130       2.06          (1.69)           100
   0.00        (0.26)        17.10         1.79           51,472       2.03*         (1.43)*           80
   0.00        (0.35)        17.04        18.99           33,778       2.06          (1.36)           123

   0.00        (6.35)        27.06       (55.48)       1,009,666       2.04          (1.70)           271
   0.00        (6.39)        69.04       114.17        2,275,811       2.05          (1.66)           186
   0.00        (1.26)        36.08        60.20          580,251       2.05          (1.65)           119
   0.00        (1.17)        23.59        46.97          219,258       2.06          (1.69)           100
   0.00        (0.26)        17.09         1.73          162,889       2.03*         (1.43)*           80
   0.00        (0.35)        17.04        19.08          137,752       2.06          (1.36)           123

                                            PIMCO Funds: Multi-Manager Series

                                                 Net Realized/                    Dividends  Dividends in   Distributions
 Year or          Net Asset Value      Net         Unrealized      Total Income    From Net  Excess of Net     From Net
 Period              Beginning     Investment    Gain (Loss) on   From Investment Investment  Investment   Realized Capital
 Ended               of Period    Income (Loss)   Investments       Operations      Income      Income          Gains
---------------------------------------------------------------------------------------------------------------------------
Mid-Cap Fund
 (iv)
 Class A
 06/30/01             $30.57         $ 0.10 (a)     $ (0.76)(a)       $ (0.66)      $(0.10)     $ 0.00          $(3.14)
 06/30/00              22.82          (0.01)(a)        7.82 (a)          7.81        (0.02)      (0.02)          (0.02)
 06/30/99              24.00           0.03 (a)       (0.13)(a)         (0.10)       (0.01)       0.00           (1.07)
 06/30/98              20.24           0.02 (a)        5.11 (a)          5.13        (0.04)       0.00           (1.33)
 01/13/97-
  06/30/97             18.14          (0.04)           2.14              2.10         0.00        0.00            0.00
 Class B
 06/30/01              29.87          (0.08)(a)       (0.72)(a)         (0.80)       (0.01)       0.00           (3.14)
 06/30/00              22.43          (0.20)(a)        7.66 (a)          7.46         0.00        0.00           (0.02)
 06/30/99              23.77          (0.13)(a)       (0.14)(a)         (0.27)        0.00        0.00           (1.07)
 06/30/98              20.17          (0.16)(a)        5.09 (a)          4.93         0.00        0.00           (1.33)
 01/13/97-
  06/30/97             18.14          (0.11)           2.14              2.03         0.00        0.00            0.00
 Class C
 06/30/01              29.88          (0.09)(a)       (0.72)(a)         (0.81)        0.00        0.00           (3.14)
 06/30/00              22.44          (0.20)(a)        7.66 (a)          7.46         0.00        0.00           (0.02)
 06/30/99              23.77          (0.13)(a)       (0.13)(a)         (0.26)        0.00        0.00           (1.07)
 06/30/98              20.18          (0.16)(a)        5.08 (a)          4.92         0.00        0.00           (1.33)
 01/13/97-
  06/30/97             18.14          (0.10)           2.14              2.04         0.00        0.00            0.00
Opportunity Fund
 (v)
 Class A
 06/30/01             $31.58         $(0.16)(a)     $ (7.29)(a)       $ (7.45)      $ 0.00      $ 0.00          $ 0.00
 06/30/00              26.96          (0.25)(a)       12.75 (a)         12.50         0.00        0.00           (7.88)
 06/30/99              31.33          (0.21)(a)        0.46 (a)          0.25         0.00        0.00           (4.62)
 06/30/98              29.35          (0.27)(a)        4.19 (a)          3.92         0.00        0.00           (1.94)
 10/01/96-
  06/30/97             37.36           0.00           (3.10)            (3.10)        0.00        0.00           (4.91)
 09/30/96              39.08          (0.11)           6.12              6.01         0.00        0.00           (7.73)
 Class B
 06/30/01              27.21          (0.27)(a)       (6.18)(a)         (6.45)        0.00        0.00            0.00
 06/30/00              24.20          (0.43)(a)       11.32 (a)         10.89         0.00        0.00           (7.88)
 03/31/99-
  06/30/99             21.40          (0.09)           2.89              2.80         0.00        0.00            0.00
 Class C
 06/30/01              27.22          (0.28)(a)       (6.19) (a)        (6.47)        0.00        0.00            0.00
 06/30/00              24.19          (0.42)(a)       11.33 (a)         10.91         0.00        0.00           (7.88)
 06/30/99              28.86          (0.37)(a)        0.32 (a)         (0.05)        0.00        0.00           (4.62)
 06/30/98              27.38          (0.46)(a)        3.88 (a)          3.42         0.00        0.00           (1.94)
 10/01/96-
  06/30/97             35.38          (0.04)          (3.05)            (3.09)        0.00        0.00           (4.91)
 09/30/96              37.64          (0.35)           5.82              5.47         0.00        0.00           (7.73)
Renaissance Fund
 (vi)
 Class A
 06/30/01             $14.95         $ 0.10 (a)      $ 5.46 (a)        $ 5.56       $(0.07)     $ 0.00          $(1.13)
 06/30/00              18.21           0.06 (a)        0.13 (a)          0.19         0.00        0.00           (2.59)
 06/30/99              19.10          (0.01)(a)        1.45 (a)          1.44         0.00        0.00           (2.33)
 06/30/98              17.73           0.07 (a)        4.91 (a)          4.98        (0.08)       0.00           (3.53)
 10/01/96-
  06/30/97             16.08           0.12 (a)        3.90 (a)          4.02        (0.12)       0.00           (2.25)
 09/30/96              14.14           0.23            2.79              3.02        (0.23)      (0.07)          (0.78)
                  Distributions
 Year or          in Excess of
 Period           Net Realized
 Ended            Capital Gains
---------------------------------------------------------------------------------------------------------------------------
Mid-Cap Fund
 (iv)
 Class A
 06/30/01            $(5.65)
 06/30/00              0.00
 06/30/99              0.00
 06/30/98              0.00
 01/13/97-
  06/30/97             0.00
 Class B
 06/30/01             (5.65)
 06/30/00              0.00
 06/30/99              0.00
 06/30/98              0.00
 01/13/97-
  06/30/97             0.00
 Class C
 06/30/01             (5.65)
 06/30/00              0.00
 06/30/99              0.00
 06/30/98              0.00
 01/13/97-
  06/30/97             0.00
Opportunity Fund
 (v)
 Class A
 06/30/01            $(5.08)
 06/30/00              0.00
 06/30/99              0.00
 06/30/98              0.00
 10/01/96-
  06/30/97             0.00
 09/30/96              0.00
 Class B
 06/30/01             (5.08)
 06/30/00              0.00
 03/31/99-
  06/30/99             0.00
 Class C
 06/30/01             (5.08)
 06/30/00              0.00
 06/30/99              0.00
 06/30/98              0.00
 10/01/96-
  06/30/97             0.00
 09/30/96              0.00
Renaissance Fund
 (vi)
 Class A
 06/30/01            $ 0.00
 06/30/00             (0.86)
 06/30/99              0.00
 06/30/98              0.00
 10/01/96-
  06/30/97             0.00
 09/30/96              0.00

-------
 * Annualized
 (a) Per share amounts based upon average number of shares outstanding during the period.
 (iv)  Formerly the PIMCO Mid-Cap Growth Fund.
 (v) The information provided for the Opportunity Fund reflects results of operations under the Fund's former Sub-Adviser through March 6, 1999; the Fund would not necessarily have achieved the performance results shown above under its current investment management arrangements.
 (vi) The information provided for the Renaissance Fund reflects results of operations under the Fund's former Sub-Adviser through May 7, 1999; the Fund would not necessarily have achieved the performance results shown above under its current investment management arrangements.

120
  Prospectus

                                                                                Ratio of Net
                                                                     Ratio of    Investment
Tax Basis                 Net Asset                                 Expenses to  Income to
Return of      Total     Value End of               Net Assets End  Average Net Average Net    Portfolio
 Capital   Distributions    Period    Total Return of Period (000s)   Assets       Assets    Turnover Rate
----------------------------------------------------------------------------------------------------------


  $0.00       $(8.89)       $21.02        (5.66)%      $137,944        1.10%        0.40 %        153%
   0.00        (0.06)        30.57        34.28         156,949        1.11        (0.05)         164
   0.00        (1.08)        22.82        (0.13)        124,680        1.10         0.15           85
   0.00        (1.37)        24.00        25.71          57,164        1.11         0.07           66
   0.00         0.00         20.24        11.58          12,184        1.11*        0.17*          82

   0.00        (8.80)        20.27        (6.34)         88,901        1.85        (0.34)         153
   0.00        (0.02)        29.87        33.27          88,648        1.86        (0.80)         164
   0.00        (1.07)        22.43        (0.86)         84,698        1.85        (0.62)          85
   0.00        (1.33)        23.77        24.76          84,535        1.86        (0.68)          66
   0.00         0.00         20.17        11.19          28,259        1.85*       (0.58)*         82

   0.00        (8.79)        20.28       (6.36)         102,653        1.85        (0.34)         153
   0.00        (0.02)        29.88        33.25         104,082        1.86        (0.80)         164
   0.00        (1.07)        22.44        (0.82)        112,507        1.85        (0.63)          85
   0.00        (1.33)        23.77        24.70         140,438        1.86        (0.68)          66
   0.00         0.00         20.18        11.25          53,686        1.86*       (0.58)*         82



  $0.00       $(5.08)       $19.05       (25.68)%      $ 92,521        1.30%       (0.68)%        237%
   0.00        (7.88)        31.58        50.77         142,064        1.31        (0.81)         254
   0.00        (4.62)        26.96         3.98         121,507        1.31        (0.86)         175
   0.00        (1.94)        31.33        13.87         200,935        1.31        (0.88)          86
   0.00        (4.91)        29.35        (8.87)        213,484        1.25*       (0.12)*         69
   0.00        (7.73)        37.36        18.35         134,859        1.13        (0.32)          91

   0.00        (5.08)        15.68       (26.19)         25,988        2.05        (1.42)         237
   0.00        (7.88)        27.21        49.78          28,145        2.06        (1.57)         254
   0.00         0.00         24.20        13.08             251        2.03*       (1.65)*        175

   0.00        (5.08)        15.67       (26.26)        255,355        2.05        (1.42)         237
   0.00        (7.88)        27.22        49.88         401,118        2.06        (1.57)         254
   0.00        (4.62)        24.19         3.20         308,877        2.06        (1.62)         175
   0.00        (1.94)        28.86        13.01         500,011        2.06        (1.63)          86
   0.00        (4.91)        27.38        (9.40)        629,446        1.97*       (0.95)*         69
   0.00        (7.73)        35.38        17.47         800,250        1.88        (1.07)          91



  $0.00       $(1.20)       $19.31        38.39 %      $424,024        1.25%        0.57 %        138%
   0.00        (3.45)        14.95         3.36          68,433        1.25         0.36          133
   0.00        (2.33)        18.21         9.94          90,445        1.26        (0.04)         221
   0.00        (3.61)        19.10        30.98          85,562        1.26         0.35          192
   0.00        (2.37)        17.73        27.53          33,606        1.23*        0.95*         131
   0.00        (1.08)        16.08        22.37          20,631        1.25         1.60          203

                                            PIMCO Funds: Multi-Manager Series

 Year or                                         Net Realized/                   Dividends  Dividends in   Distributions
 Period           Net Asset Value      Net         Unrealized     Total Income    From Net  Excess of Net     From Net
 Ended               Beginning     Investment    Gain (Loss) on  From Investment Investment  Investment   Realized Capital
                     of Period    Income (Loss)   Investments      Operations      Income      Income          Gains
--------------------------------------------------------------------------------------------------------------------------
Renaissance Fund
 (Cont.)
 Class B
 06/30/01             $14.60         $(0.03)(a)      $ 5.31 (a)       $ 5.28       $(0.01)     $ 0.00          $(1.13)
 06/30/00              17.99          (0.07)(a)        0.13 (a)         0.06         0.00        0.00           (2.59)
 06/30/99              19.06          (0.13)(a)        1.39 (a)         1.26         0.00        0.00           (2.33)
 06/30/98              17.77          (0.07)(a)        4.91 (a)         4.84        (0.02)       0.00           (3.53)
 10/01/96-
  06/30/97             16.12           0.03 (a)        3.92 (a)         3.95        (0.05)       0.00           (2.25)
 Class C
 06/30/01              14.52          (0.02)(a)        5.28 (a)         5.26        (0.01)       0.00           (1.13)
 06/30/00              17.91          (0.07)(a)        0.13 (a)         0.06         0.00        0.00           (2.59)
 06/30/99              18.96          (0.13)(a)        1.41 (a)         1.28         0.00        0.00           (2.33)
 06/30/98              17.69          (0.07)(a)        4.88 (a)         4.81        (0.01)       0.00           (3.53)
 10/01/96-
  06/30/97             16.05           0.03 (a)        3.90 (a)         3.93        (0.04)       0.00           (2.25)
Select Growth
 Fund (vii)
 Class A
 06/30/01             $23.99         $ 0.01(a)      $ (7.94)(a)      $ (7.93)      $ 0.00      $(0.06)         $ 0.00
 03/31/00-
  06/30/00             23.25          (0.00)(a)        0.74 (a)         0.74         0.00        0.00            0.00
 Class B
 06/30/01              23.96          (0.16)(a)       (7.88)(a)        (8.04)        0.00       (0.04)           0.00
 03/31/00-
  06/30/00             23.25          (0.06)(a)        0.77 (a)         0.71         0.00        0.00            0.00
 Class C
 06/30/01              23.96          (0.15)(a)       (7.89)(a)        (8.04)        0.00       (0.04)           0.00
 03/31/00-
  06/30/00             23.25          (0.05)(a)        0.76 (a)         0.71         0.00        0.00            0.00
Select Interna-
 tional Fund
 Class A
 10/30/00-
  06/30/01            $ 6.70         $ 0.05 (a)     $ (1.75)(a)      $ (1.70)      $ 0.00      $ 0.00          $ 0.00
 Class B
 10/30/00-
  06/30/01              6.70           0.03 (a)       (1.75)(a)        (1.72)        0.00        0.00            0.00
 Class C
 10/30/00-
  06/30/01              6.70           0.03 (a)       (1.76)(a)        (1.73)        0.00        0.00            0.00
Small-Cap Value
 Fund
 Class A
 06/30/01             $14.12         $ 0.35 (a)      $ 4.90 (a)       $ 5.25       $(0.35)     $ 0.00          $ 0.00
 06/30/00              15.93           0.32 (a)       (1.81)(a)        (1.49)       (0.32)       0.00            0.00
 06/30/99              17.58           0.26 (a)       (1.29)(a)        (1.03)       (0.17)       0.00            0.00
 06/30/98              15.75           0.23 (a)        2.49 (a)         2.72        (0.13)       0.00           (0.76)
 01/20/97-
  06/30/97             14.02           0.10            1.63             1.73         0.00        0.00            0.00
 Class B
 06/30/01              14.04           0.23 (a)        4.87 (a)         5.10        (0.30)       0.00            0.00
 06/30/00              15.79           0.21 (a)       (1.79)(a)        (1.58)       (0.17)       0.00            0.00
 06/30/99              17.43           0.14 (a)       (1.27)(a)        (1.13)       (0.06)       0.00            0.00
 06/30/98              15.71           0.09 (a)        2.48 (a)         2.57        (0.09)       0.00           (0.76)
 01/20/97-
  06/30/97             14.02           0.08            1.61             1.69         0.00        0.00            0.00
 Class C
 06/30/01              14.06           0.23 (a)        4.87 (a)         5.10        (0.30)       0.00            0.00
 06/30/00              15.82           0.21 (a)       (1.79)(a)        (1.58)       (0.18)       0.00            0.00
 06/30/99              17.44           0.14 (a)       (1.27)(a)        (1.13)       (0.04)       0.00            0.00
 06/30/98              15.71           0.09 (a)        2.49 (a)         2.58        (0.09)       0.00           (0.76)
 01/20/97-
  06/30/97             14.02           0.08            1.61             1.69         0.00        0.00            0.00
Target Fund
 (viii)
 Class A
 06/30/01             $31.14         $(0.18)(a)     $ (7.62)(a)      $ (7.80)      $ 0.00      $ 0.00          $(1.41)
 06/30/00              17.72          (0.23)(a)       15.45 (a)        15.22         0.00        0.00           (1.80)
 03/31/99-
  06/30/99             16.35          (0.09)(a)        2.44 (a)         2.35         0.00        0.00           (0.98)
 06/30/98              16.82          (0.08)(a)        4.06 (a)         3.98         0.00        0.00           (4.45)
 10/01/96-
  06/30/97             17.11          (0.04)(a)        1.82 (a)         1.78         0.00        0.00           (2.07)
 09/30/96              16.40          (0.05)           2.54             2.49         0.00        0.00           (1.78)
 Year or          Distributions
 Period           in Excess of
 Ended            Net Realized
                  Capital Gains
--------------------------------------------------------------------------------------------------------------------------
Renaissance Fund
 (Cont.)
 Class B
 06/30/01            $ 0.00
 06/30/00             (0.86)
 06/30/99              0.00
 06/30/98              0.00
 10/01/96-
  06/30/97             0.00
 Class C
 06/30/01              0.00
 06/30/00             (0.86)
 06/30/99              0.00
 06/30/98              0.00
 10/01/96-
  06/30/97             0.00
Select Growth
 Fund (vii)
 Class A
 06/30/01            $ 0.00
 03/31/00-
  06/30/00             0.00
 Class B
 06/30/01              0.00
 03/31/00-
  06/30/00             0.00
 Class C
 06/30/01              0.00
 03/31/00-
  06/30/00             0.00
Select Interna-
 tional Fund
 Class A
 10/30/00-
  06/30/01           $ 0.00
 Class B
 10/30/00-
  06/30/01             0.00
 Class C
 10/30/00-
  06/30/01             0.00
Small-Cap Value
 Fund
 Class A
 06/30/01            $ 0.00
 06/30/00              0.00
 06/30/99             (0.45)
 06/30/98              0.00
 01/20/97-
  06/30/97             0.00
 Class B
 06/30/01              0.00
 06/30/00              0.00
 06/30/99             (0.45)
 06/30/98              0.00
 01/20/97-
  06/30/97             0.00
 Class C
 06/30/01              0.00
 06/30/00              0.00
 06/30/99             (0.45)
 06/30/98              0.00
 01/20/97-
  06/30/97             0.00
Target Fund
 (viii)
 Class A
 06/30/01            $(2.62)
 06/30/00              0.00
 03/31/99-
  06/30/99             0.00
 06/30/98              0.00
 10/01/96-
  06/30/97             0.00
 09/30/96              0.00

-------
* Annualized
(a) Per share amounts based upon average number of shares outstanding during the period.
(vii) Formerly the PIMCO Core Equity Fund. The Fund changed its investment objective and policies on April 1, 2000; the performance results shown above would not necessarily have been achieved had the Fund's current objective and policies been in effect during the periods shown. In addition, the performance results shown above reflect the Fund's advisory fee level in effect prior to April 1, 2000; these results would have been lower had the Fund's current advisory fee level then been in effect.
(viii) The information provided for the Target Fund reflects results of operations under the Fund's former Sub-Adviser through March 6, 1999; the Fund would not necessarily have achieved the performance results shown above under its current investment management arrangements.

122
  Prospectus

                                                                                  Ratio of Net
                                                                     Ratio of      Investment
Tax Basis                 Net Asset                                 Expenses to Income (Loss) to
Return of      Total     Value End of               Net Assets End  Average Net   Average Net      Portfolio
 Capital   Distributions    Period    Total Return of Period (000s)   Assets         Assets      Turnover Rate
--------------------------------------------------------------------------------------------------------------


  $0.00       $(1.14)       $18.74        37.23 %      $315,977        2.00%         (0.17)%          138%
   0.00        (3.45)        14.60         2.59          89,621        2.00          (0.45)           133
   0.00        (2.33)        17.99         8.94         126,576        2.00          (0.78)           221
   0.00        (3.55)        19.06        29.99         100,688        2.01          (0.39)           192
   0.00        (2.30)        17.77        26.88          37,253        1.97*          0.20*           131
   0.00        (1.14)        18.64        37.29         607,511        2.00          (0.14)           138%
   0.00        (3.45)        14.52         2.60         311,519        2.00          (0.45)           133
   0.00        (2.33)        17.91         9.12         442,049        2.00          (0.79)           221
   0.00        (3.54)        18.96        29.98         469,797        2.01          (0.37)           192
   0.00        (2.29)        17.69        26.86         313,226        1.97*          0.21*           131



  $0.00       $(0.06)       $16.00       (33.13)%      $ 16,320        1.25%          0.04 %          150%
   0.00         0.00         23.99         3.18           7,841        1.25*         (0.01)*          170

   0.00        (0.04)        15.88       (33.60)         11,436        2.00          (0.85)           150
   0.00         0.00         23.96         3.05           2,173        2.00*         (0.96)*          170

   0.00        (0.04)        15.88       (33.62)         18,189        2.00          (0.75)           150
   0.00         0.00         23.96         3.05           4,196        2.00*         (0.90)*          170
  $0.00       $ 0.00        $ 5.00       (25.37)%      $ 10,650        1.70%*        (1.31)%*         168%
   0.00         0.00          4.98       (25.67)          6,076        2.45*          0.73*           168
   0.00         0.00          4.97       (25.82)         52,852        2.45*         (0.74)*          168
  $0.00       $(0.35)       $19.02        37.74 %      $150,151        1.25%          2.13 %           41%
   0.00        (0.32)        14.12        (9.26)        114,347        1.26           2.28             55
   0.00        (0.62)        15.93        (5.50)        107,569        1.25           1.74             60
   0.00        (0.89)        17.58        17.33          75,070        1.25           1.27             41
   0.00         0.00         15.75        12.34           6,563        1.30*          1.94*            48

   0.00        (0.30)        18.84        36.80          79,803        2.00           1.39             41
   0.00        (0.17)        14.04        (9.94)         55,435        2.01           1.46             55
   0.00        (0.51)        15.79        (6.22)         96,994        2.00           0.95             60
   0.00        (0.85)        17.43        16.40         110,833        2.00           0.53             41
   0.00         0.00         15.71        12.05          11,077        2.04*          1.23*            48

   0.00        (0.30)        18.86        36.75         109,519        2.00           1.38             41
   0.00        (0.18)        14.06        (9.95)         69,808        2.01           1.46             55
   0.00        (0.49)        15.82        (6.21)        112,926        2.00           0.95             60
   0.00        (0.85)        17.44        16.42         130,466        2.00           0.52             41
   0.00         0.00         15.71        12.05          20,637        2.05*          1.13*            48



  $0.00       $(4.03)       $19.31       (27.78)%      $281,616        1.20%         (0.75)%          109%
   0.00        (1.80)        31.14        90.36         305,304        1.21          (0.91)            99
   0.00        (0.98)        17.72        15.69         170,277        1.21          (0.57)           229
   0.00        (4.45)        16.35        27.49         157,277        1.22          (0.49)           226
   0.00        (2.07)        16.82        11.19         150,689        1.20*         (0.31)*          145
   0.00        (1.78)        17.11        16.50         156,027        1.18          (0.34)           141

                                            PIMCO Funds: Multi-Manager Series

 Year or                                        Net Realized/                   Dividends  Dividends in   Distributions
 Period          Net Asset Value      Net         Unrealized     Total Income    From Net  Excess of Net     From Net
 Ended              Beginning     Investment    Gain (Loss) on  From Investment Investment  Investment   Realized Capital
                    of Period    Income (Loss)   Investments      Operations      Income      Income          Gains
-------------------------------------------------------------------------------------------------------------------------
Target Fund
 (Cont.)
 Class B
 06/30/01             $28.60        $(0.33)(a)      $ (6.91)(a)     $ (7.24)      $ 0.00        $0.00         $ (1.41)
 06/30/00              16.44         (0.39)(a)        14.35 (a)       13.96         0.00         0.00           (1.80)
 06/30/99              15.34         (0.19)(a)         2.27 (a)        2.08         0.00         0.00           (0.98)
 06/30/98              16.14         (0.19)(a)         3.84 (a)        3.65         0.00         0.00           (4.45)
 10/01/96-
  06/30/97             16.58         (0.12)(a)         1.75 (a)        1.63         0.00         0.00           (2.07)
 Class C
 06/30/01              28.59         (0.34)(a)        (6.89)(a)       (7.23)        0.00         0.00           (1.41)
 06/30/00              16.43         (0.38)(a)        14.34 (a)       13.96         0.00         0.00           (1.80)
 06/30/99              15.34         (0.19)(a)         2.26 (a)        2.07         0.00         0.00           (0.98)
 06/30/98              16.13         (0.19)(a)         3.85 (a)        3.66         0.00         0.00           (4.45)
 10/01/96-
  06/30/97             16.58         (0.12)(a)         1.74 (a)        1.62         0.00         0.00           (2.07)
Tax-Efficient
 Equity Fund
 Class A
 06/30/01             $12.24        $ 0.00          $ (1.90)(a)     $ (1.90)      $ 0.00        $0.00          $ 0.00
 06/30/00              11.59          0.00 (a)         0.65 (a)        0.65         0.00         0.00            0.00
 07/10/98-
  06/30/99             10.00          0.03 (a)         1.56 (a)        1.59         0.00         0.00            0.00
 Class B
 06/30/01              12.06         (0.08)(a)        (1.87)(a)       (1.95)        0.00         0.00            0.00
 06/30/00              11.51         (0.09)(a)         0.64 (a)        0.55         0.00         0.00            0.00
 07/10/98-
  06/30/99             10.00         (0.05)(a)         1.56 (a)        1.51         0.00         0.00            0.00
 Class C
 06/30/01              12.06         (0.08)(a)        (1.87)(a)       (1.95)        0.00         0.00            0.00
 06/30/00              11.51         (0.09)(a)         0.64 (a)        0.55         0.00         0.00            0.00
 07/10/98-
  06/30/99             10.00         (0.05)(a)         1.56 (a)        1.51         0.00         0.00            0.00
Value Fund (ix)
 Class A
 06/30/01             $11.38        $ 0.13 (a)       $ 4.70 (a)      $ 4.83       $(0.09)       $0.00          $ 0.00
 06/30/00              15.29          0.22 (a)        (1.33)(a)       (1.11)       (0.23)        0.00           (0.57)
 06/30/99              15.64          0.24 (a)         1.35 (a)        1.59        (0.22)        0.00           (1.72)
 06/30/98              14.80          0.19 (a)         2.46 (a)        2.65        (0.18)        0.00           (1.63)
 01/13/97-
  06/30/97             13.17          0.47             1.26            1.73        (0.10)        0.00            0.00
 Class B
 06/30/01              11.36          0.02 (a)         4.69 (a)        4.71        (0.05)        0.00            0.00
 06/30/00              15.26          0.13 (a)        (1.33)(a)       (1.20)       (0.13)        0.00           (0.57)
 06/30/99              15.63          0.12 (a)         1.35 (a)        1.47        (0.12)        0.00           (1.72)
 06/30/98              14.80          0.07 (a)         2.46 (a)        2.53        (0.07)        0.00           (1.63)
 01/13/97-
  06/30/97             13.16          0.44             1.26            1.70        (0.06)        0.00            0.00
 Class C
 06/30/01              11.36          0.02 (a)         4.70 (a)        4.72        (0.05)        0.00            0.00
 06/30/00              15.26          0.13 (a)        (1.33)(a)       (1.20)       (0.13)        0.00           (0.57)
 06/30/99              15.63          0.12 (a)         1.35 (a)        1.47        (0.12)        0.00           (1.72)
 06/30/98              14.80          0.07 (a)         2.46 (a)        2.53        (0.07)        0.00           (1.63)
 01/13/97-
  06/30/97             13.15          0.43             1.28            1.71        (0.06)        0.00            0.00
 Year or         Distributions
 Period          in Excess of
 Ended           Net Realized
                 Capital Gains
-------------------------------------------------------------------------------------------------------------------------
Target Fund
 (Cont.)
 Class B
 06/30/01            $(2.62)
 06/30/00              0.00
 06/30/99              0.00
 06/30/98              0.00
 10/01/96-
  06/30/97             0.00
 Class C
 06/30/01             (2.62)
 06/30/00              0.00
 06/30/99              0.00
 06/30/98              0.00
 10/01/96-
  06/30/97             0.00
Tax-Efficient
 Equity Fund
 Class A
 06/30/01            $ 0.00
 06/30/00              0.00
 07/10/98-
  06/30/99             0.00
 Class B
 06/30/01              0.00
 06/30/00              0.00
 07/10/98-
  06/30/99             0.00
 Class C
 06/30/01              0.00
 06/30/00              0.00
 07/10/98-
  06/30/99             0.00
Value Fund (ix)
 Class A
 06/30/01            $ 0.00
 06/30/00             (2.00)
 06/30/99              0.00
 06/30/98              0.00
 01/13/97-
  06/30/97             0.00
 Class B
 06/30/01              0.00
 06/30/00             (2.00)
 06/30/99              0.00
 06/30/98              0.00
 01/13/97-
  06/30/97             0.00
 Class C
 06/30/01              0.00
 06/30/00             (2.00)
 06/30/99              0.00
 06/30/98              0.00
 01/13/97-
  06/30/97             0.00

-------
* Annualized
(a) Per share amounts based upon average number of shares outstanding during the period.
(ix) The information provided for the Value Fund reflects the results of operations under the Fund's former Sub-Adviser through May 8, 2000; the Fund would not necessarily have achieved the results shown above under its current investment management arrangements.

124
  Prospectus

                                                                                  Ratio of Net
                                                                     Ratio of      Investment
Tax Basis                 Net Asset                                 Expenses to Income (Loss) to
Return of      Total     Value End of               Net Assets End  Average Net   Average Net      Portfolio
 Capital   Distributions    Period    Total Return of Period (000s)   Assets         Assets      Turnover Rate
--------------------------------------------------------------------------------------------------------------
  $0.00       $(4.03)       $17.33       (28.34)%     $  246,999       1.95%         (1.49)%          109%
   0.00        (1.80)        28.60        89.74          223,939       1.96          (1.66)            99
   0.00        (0.98)        16.44        14.93           78,659       1.95          (1.31)           229
   0.00        (4.45)        15.34        26.45           76,194       1.96          (1.24)           226
   0.00        (2.07)        16.14        10.58           67,531       1.94*         (1.05)*          145

   0.00        (4.03)        17.33       (28.31)       1,204,807       1.95          (1.50)           109
   0.00        (1.80)        28.59        89.79        1,676,384       1.96          (1.67)            99
   0.00        (0.98)        16.43        14.86          910,494       1.95          (1.31)           229
   0.00        (4.45)        15.34        26.53          952,728       1.96          (1.24)           226
   0.00        (2.07)        16.13        10.52          969,317       1.94*         (1.06)*          145

  $0.00       $ 0.00        $10.34       (15.52)%     $    6,896       1.10%          0.04 %           41%
   0.00         0.00         12.24         5.61            9,226       1.11           0.02             32
   0.00         0.00         11.59        15.90            6,579       1.11*          0.25*            13
   0.00         0.00         10.11       (16.17)           9,600       1.85          (0.71)            41
   0.00         0.00         12.06         4.78           10,794       1.86          (0.74)            32
   0.00         0.00         11.51        15.10            6,370       1.85*         (0.50)*           13
   0.00         0.00         10.11       (16.17)          13,559       1.85          (0.71)            41
   0.00         0.00         12.06         4.78           15,651       1.86          (0.73)            32
   0.00         0.00         11.51        15.10           10,742       1.84*         (0.52)*           13



  $0.00       $(0.09)       $16.12        42.61%      $   46,410       1.10%          0.90%           204%
   0.00        (2.80)        11.38        (7.11)          19,087       1.11           1.76            196
   0.00        (1.94)        15.29        11.93           22,267       1.11           1.68            101
   0.00        (1.81)        15.64        18.86           21,742       1.11           1.19             77
   0.00        (0.10)        14.80        13.19           15,648       1.11*          1.71*            71

   0.00        (0.05)        16.02        41.50           59,708       1.85           0.15            204
   0.00        (2.70)        11.36        (7.77)          26,908       1.86           1.02            196
   0.00        (1.84)        15.26        11.05           36,314       1.85           0.85            101
   0.00        (1.70)        15.63        17.98           35,716       1.86           0.45             77
   0.00        (0.06)        14.80        12.93           25,433       1.86*          0.96*            71
   0.00        (0.05)        16.03        41.59          100,166       1.85           0.17            204
   0.00        (2.70)        11.36        (7.81)          53,756       1.86           1.02            196
   0.00        (1.84)        15.26        11.04           80,594       1.85           0.83            101
   0.00        (1.70)        15.63        17.98           88,235       1.86           0.45             77
   0.00        (0.06)        14.80        13.02           64,110       1.86*          0.97*            71

                                            PIMCO Funds: Multi-Manager Series

            PIMCO Funds: Multi-Manager Series

            The Trust's Statement of Additional Information ("SAI") and annual and semi-annual reports to shareholders include additional information about the Funds. The SAI and the financial statements included in the Funds' most recent annual report to shareholders are incorporated by reference into this Prospectus, which means they are part of this Prospectus for legal purposes. The Funds' annual report discusses the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

            The SAI includes the PIMCO Funds Shareholders' Guide for Class A, B and C Shares, a separate booklet which contains more detailed information about Fund purchase, redemption and exchange options and procedures and other information about the Funds. You can get a free copy of the Guide together with or separately from the rest of the SAI.

            You may get free copies of any of these materials, request other information about a Fund, or make shareholder inquiries by calling 1-800-426-0107, or by writing to:

                  PIMCO Funds Distributors LLC
                  2187 Atlantic Street
                  Stamford, Connecticut 06902

            You may review and copy information about the Trust, including its SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the public reference room. You may also access reports and other information about the Trust on the EDGAR database on the Commssion's Web site at www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009. You may need to refer to the Trust's file number under the Investment Company Act, which is 811-6161.

            You can also visit our Web site at www.pimcofunds.com for additional information about the Funds.

[LOGO] PIMCO FUNDS

            File No. 811-6161

126
  Prospectus

                      (This page left blank intentionally)



                                            PIMCO Funds: Multi-Manager Series

                      (This page left blank intentionally)




128
  Prospectus

           --------------------------------------------------------------------
PIMCO Funds:
           INVESTMENT ADVISER AND ADMINISTRATOR
Multi-Manager
           PIMCO Advisors, a division of Allianz Dresdner Asset Management of
Series     America, L.P., 888 San Clemente, Newport Beach, CA 92660
           --------------------------------------------------------------------
           SUB-ADVISERS
           PIMCO Equity Advisors LLC, PIMCO Funds Advisors LLC, Cadence Capi-tal Management, Dresdner RCM Global Investors LLC, NFJ Investment Group, Parametric Portfolio Associates
           --------------------------------------------------------------------
           DISTRIBUTOR
           PIMCO Funds Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902-6896
           --------------------------------------------------------------------
           CUSTODIAN
           State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO
           64105
           --------------------------------------------------------------------
           SHAREHOLDER SERVICING AGENT AND TRANSFER AGENT
           PFPC, Inc., P.O. Box 9688, Providence, RI 02940
           --------------------------------------------------------------------
           INDEPENDENT ACCOUNTANTS
           PricewaterhouseCoopers LLP, 1055 Broadway, 10th Floor, Kansas City, MO 64105
           --------------------------------------------------------------------
           LEGAL COUNSEL
           Ropes & Gray, One International Place, Boston, MA 02110
           --------------------------------------------------------------------
           For further information about the PIMCO Funds, call 1-800-426-0107 or vist our Web site at www.pimcofunds.com.

                                                     Not part of the Prospectus

[GRAPHIC] Stay connected with
          www.pimcofunds.com

Fund information, manager commentary and more at www.pimcofunds.com.

Timely, user-friendly information about the PIMCO Funds is available on the
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--------------------------------------------------------------------------------
[LOGO] PIMCO FUNDS

  PIMCO Funds
  Distributors LLC

  2187 Atlantic Street
  Stamford, CT 06902-6896

                            PIMCO Funds Prospectus


                   -------------------------------------------------------------
Multi-Manager      PIMCO EQUITY ADVISORS
Series             Value Fund                     Target Fund

February 5, 2002   Renaissance Fund               Opportunity Fund

Share Classes      Growth & Income Fund           Innovation Fund

Ins Institutional  Growth Fund                    Healthcare Innovation Fund
Adm Administrative
                   Select Growth Fund             Global Innovation Fund

                   -------------------------------------------------------------
                   PIMCO FUNDS ADVISORS
                   Select International Fund

                   -------------------------------------------------------------
                   CADENCE CAPITAL MANAGEMENT
                   Mega-Cap Fund                  Mid-Cap Fund

                   Capital Appreciation Fund      Micro-Cap Fund

                   -------------------------------------------------------------
                   NFJ INVESTMENT GROUP
                   Equity Income Fund             Small-Cap Value Fund

                   Basic Value Fund

                   -------------------------------------------------------------
                   PARAMETRIC PORTFOLIO ASSOCIATES
                   Tax-Efficient Equity Fund      Tax-Efficient Structured
                                                    Emerging Markets Fund
                   Structured Emerging Markets Fund

                   -------------------------------------------------------------
                   MULTI-MANAGER
                   Asset Allocation Fund


                   This cover is not part of this Prospectus
                                                              [LOGO] PIMCO FUNDS

            PIMCO Funds Prospectus

PIMCO       This Prospectus describes 22 mutual funds offered by PIMCO Funds:
Funds:      Multi-Manager Series. The Funds provide access to the professional
Multi-      investment advisory services offered by PIMCO Advisors, a division
Manager     of Allianz Dresdner Asset Management of America L.P. and its
Series      investment management affiliates. As of January 1, 2002, PIMCO
            Advisors and its investment management affiliates managed
February    approximately $361 billion in assets. PIMCO Advisors'
5, 2002     institutional heritage is reflected in the PIMCO Funds offered in this Prospectus.

Share       This Prospectus explains what you should know about the Funds
Classes     before you invest. Please read it carefully.
Institu-
tional and  The Securities and Exchange Commission has not approved or
Admini-     disapproved these securities or determined if this Prospectus is
strative    truthful or complete. Any representation to the contrary is a criminal offense.
                                                                   Prospectus

            Table of Contents

         Summary Information...............................................    4
         Fund Summaries
           Value Fund......................................................    6
           Renaissance Fund................................................    8
           Growth & Income Fund............................................   10
           Growth Fund.....................................................   12
           Select Growth Fund..............................................   14
           Target Fund.....................................................   16
           Opportunity Fund................................................   18
           Innovation Fund.................................................   20
           Healthcare Innovation Fund......................................   22
           Global Innovation Fund..........................................   24
           Select International Fund.......................................   26
           Mega-Cap Fund...................................................   28
           Capital Appreciation Fund.......................................   30
           Mid-Cap Fund....................................................   32
           Micro-Cap Fund..................................................   34
           Equity Income Fund..............................................   36
           Basic Value Fund................................................   38
           Small-Cap Value Fund............................................   40
           Tax-Efficient Equity Fund.......................................   42
           Structured Emerging Markets Fund................................   44
           Tax-Efficient Structured Emerging Markets Fund..................   47
           Asset Allocation Fund...........................................   50
         Summary of Principal Risks........................................   54
         Management of the Funds...........................................   62
         Investment Options -- Institutional Class and Administrative Class
          Shares ..........................................................   70
         Purchases, Redemptions and Exchanges..............................   71
         How Fund Shares Are Priced........................................   77
         Fund Distributions................................................   78
         Tax Consequences..................................................   78
         Characteristics and Risks of Securities and Investment
          Techniques.......................................................   79
         Additional Information About the Asset Allocation Fund............   89
         Additional Information About the PIMCO Select International, PIMCO
          Healthcare Innovation and PIMCO Innovation Funds.................   94
         Financial Highlights..............................................   96

  PIMCO Funds: Multi-Manager Series
2

                      (This page left blank intentionally)



                                                                   Prospectus

            Summary Information

 The table below lists the investment objectives and certain investment characteristics of the Funds. Other important characteristics are described in the individual Fund Summaries beginning on page 6.

                                                                                                           Approximate
                                                                                                           Number of
  Sub-Adviser      Fund                    Investment Objective     Main Investments                       Holdings
 ---------------------------------------------------------------------------------------------------------------------
  PIMCO Equity       Value                 Long-term growth of      Common stocks of companies with market    35-50
  Advisors                                 capital and income       capitalizations of more than $5
                                                                    billion and below-average valuations
                                                                    whose business fundamentals are
                                                                    expected to improve
           -----------------------------------------------------------------------------------------------------------
                     Renaissance           Long-term growth of      Common stocks of companies with below-    50-80
                                           capital and income       average valuations whose business
                                                                    fundamentals are expected to improve
           -----------------------------------------------------------------------------------------------------------
                     Growth & Income       Long-term growth of      Common stocks of companies with market    40-60
                                           capital; current income  capitalizations of at least $1 billion is a secondary objective
           -----------------------------------------------------------------------------------------------------------
                     Growth                Long-term growth of      Common stocks of companies with market    35-50
                                           capital; income is an    capitalizations of at least $5 billion
                                           incidental consideration
           -----------------------------------------------------------------------------------------------------------
                     Select Growth         Long-term growth of      Common stocks of companies with market    15-25
                                           capital; income is an    capitalizations of at least $10
                                           incidental consideration billion
           -----------------------------------------------------------------------------------------------------------
                     Target                Capital appreciation; no Common stocks of companies with market    40-60
                                           consideration is given   capitalizations of between $1 billion
                                           to income                and $10 billion
           -----------------------------------------------------------------------------------------------------------
                     Opportunity           Capital appreciation; no Common stocks of companies with market   80-120
                                           consideration is given   capitalizations of between $100
                                           to income                million and $2 billion
           -----------------------------------------------------------------------------------------------------------
                     Innovation            Capital appreciation; no Common stocks of technology-related       40-60
                                           consideration is given   companies with market capitalizations
                                           to income                of more than $200 million
           -----------------------------------------------------------------------------------------------------------
                     Healthcare            Capital appreciation     Common stocks of healthcare-related       30-60
                     Innovation                                     companies with market capitalizations
                                                                    of more than $200 million
           -----------------------------------------------------------------------------------------------------------
                     Global Innovation     Capital appreciation; no Common stocks of U.S. and non-U.S.        30-60
                                           consideration is given   technology-related companies with
                                           to income                market capitalizations of more than
                                                                    $200 million
 ---------------------------------------------------------------------------------------------------------------------
  PIMCO Funds        Select International  Capital appreciation     Common stocks of companies located       70-100*
  Advisors                                                          outside of the United States with
                                                                    market capitalizations of more than $1
                                                                    billion
 ---------------------------------------------------------------------------------------------------------------------
  Cadence Capital    Mega-Cap              Long-term growth of      Common stocks of companies with very      40-60
  Management                               capital                  large market capitalizations that have
                                                                    improving fundamentals and whose stock
                                                                    is reasonably valued by the market
           -----------------------------------------------------------------------------------------------------------
                     Capital Appreciation  Growth of capital        Common stocks of companies with market   60-100
                                                                    capitalizations of at least $1 billion
                                                                    that have improving fundamentals and
                                                                    whose stock is reasonably valued by
                                                                    the market
           -----------------------------------------------------------------------------------------------------------
                     Mid-Cap               Growth of capital        Common stocks of companies with market   60-100
                                                                    capitalizations of more than $500
                                                                    million (excluding the largest 200
                                                                    companies) that have improving
                                                                    fundamentals and whose stock is
                                                                    reasonably valued by the market
           -----------------------------------------------------------------------------------------------------------
                     Micro-Cap             Long-term growth of      Common stocks of companies with market   60-100
                                           capital                  capitalizations of less than $250
                                                                    million that have improving
                                                                    fundamentals and whose stock is
                                                                    reasonably valued by the market

           -----------------------------------------------------------------------------------------------------------

             * Please see page 26 for additional information about the number of holdings in the Select International Fund's portfolio.
  PIMCO Funds: Multi-Manager Series
4

                                                                                                     Approximate
                                                                                                     Number of
Sub-Adviser           Fund           Investment Objective     Main Investments                       Holdings
----------------------------------------------------------------------------------------------------------------
NFJ Investment Group  Equity Income  Current income as a      Income producing common stocks of         40-50
                                     primary objective; long- companies with market capitalizations
                                     term growth of capital   of more than $2 billion
                                     is a secondary objective
           -----------------------------------------------------------------------------------------------------
                      Basic Value    Long-term growth of      Common stocks of companies with market     40
                                     capital and income       capitalizations of more than $2
                                                              billion that are undervalued relative
                                                              to the market and their industry
                                                              groups
           -----------------------------------------------------------------------------------------------------
                      Small-Cap      Long-term growth of      Common stocks of companies with market     100
                      Value          capital and income       capitalizations of between $100
                                                              million and $1.5 billion and below-
                                                              average price-to-earnings ratios
                                                              relative to the market and their
                                                              industry groups
----------------------------------------------------------------------------------------------------------------
Parametric Portfolio  Tax-Efficient  Maximum after-tax growth A broadly diversified portfolio of at     More
Associates            Equity         of capital               least 200 common stocks of companies      than
                                                              represented in the S&P 500 Index with      200
                                                              market capitalizations of more than $5
                                                              billion
           -----------------------------------------------------------------------------------------------------
                      Structured     Long-term growth of      Common stocks of companies located in,    More
                      Emerging       capital                  or whose principal business operations    than
                      Markets                                 are based in, emerging markets             300
           -----------------------------------------------------------------------------------------------------
                      Tax-Efficient  Long-term growth of      Common stocks of companies located in,    More
                      Structured     capital; the Fund also   or whose principal business operations    than
                      Emerging       seeks to achieve         are based in, emerging markets             300
                      Markets        superior after-tax
                                     returns for its
                                     shareholders by using a
                                     variety of tax-efficient
                                     management strategies
----------------------------------------------------------------------------------------------------------------
Multi-Manager         Asset          Long-term capital        Approximately 60% (range of 50%-70%)      10-30
                      Allocation     appreciation and current in PIMCO stock funds and 40% (range of
                                     income                   30%-50%) in PIMCO bond funds
----------------------------------------------------------------------------------------------------------------

Fund        The Funds provide a broad range of investment choices. The
Descrip-    following Fund Summaries identify each Fund's investment
tions,      objective, principal investments and strategies, principal risks,
Performance performance information and fees and expenses. A more detailed
and Fees    "Summary of Principal Risks" describing principal risks of investing in the Funds begins after the Fund Summaries.

            It is possible to lose money on investments in the Funds. The fact that a Fund had good performance in the past (for example, during the year ended 1999) is no assurance that the value of the Fund's investments will not decline in the future or appreciate at a slower rate. An investment in a Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

A Note on   The Asset Allocation Fund is intended for investors who prefer to
PIMCO       have their asset allocation decisions made by professional money
Asset       managers. The Asset Allocation Fund invests only in Funds in the
Allocation  PIMCO Funds family. The PIMCO Funds in which the Asset Allocation
Fund        Fund invests are called Underlying Funds in this Prospectus.

            Some of the Underlying Funds invest primarily in equity securities and are called Underlying Stock Funds. Many of the Funds offered in this Prospectus are Underlying Stock Funds. Other Underlying Funds invest primarily in fixed income securities, including money market instruments, and are called Underlying Bond Funds. The Underlying Bond Funds and some of the Underlying Stock Funds are offered in different prospectuses.

            While the Asset Allocation Fund provides a relatively high level of diversification in comparison to most mutual funds, the Fund may not be suitable as a complete investment program.
                                                                   Prospectus

            PIMCO Value Fund
                                                         Ticker Symbols:
                                                         PDLIX (Inst. Class)
                                                                  PVLAX
                                                                  (Admin.
                                                                  Class)
--------------------------------------------------------------------------------
Principal     Investment Objective Fund Focus             Approximate
Investments   Seeks long-term      Undervalued            Capitalization Range
and           growth of capital    larger                 More than $5 billion
Strategies    and income           capitalization
                                   stocks with
                                   improving
                                   business
                                   fundamentals

                                   Approximate Number     Dividend Frequency
                                   of Holdings            At least annually
                                   35-50

            The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of companies with market capitalizations of more than $5 billion at the time of investment and below-average valuations whose business fundamentals are expected to improve. To achieve income, the Fund invests a portion of its assets in income-producing (e.g., dividend-paying) common stocks.

             The portfolio manager selects stocks for the Fund using a "value"
            style. The portfolio manager invests primarily in stocks of companies having below-average valuations whose business fundamentals are expected to improve. The portfolio manager determines valuation based on characteristics such as price-to-earnings, price-to-book, and price-to-cash flow ratios. The portfolio manager analyzes stocks and seeks to identify the key drivers of financial results and catalysts for change, such as new management and new or improved products, that indicate a company may demonstrate improving fundamentals in the future. The portfolio manager looks to sell a stock when he believes that the company's business fundamentals are weakening or when the stock's valuation has become excessive.

             The Fund may also invest to a limited degree in other kinds of equity securities, including preferred stocks and convertible securities. The Fund may invest up to 15% of its assets in foreign securities, except that it may invest without limit in American Depository Receipts (ADRs). In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in high-quality fixed income securities. This would be inconsistent with the Fund's investment objective and principal strategies.

--------------------------------------------------------------------------------
Principal   Among the principal risks of investing in the Fund, which could
Risks       adversely affect its net asset value, yield and total return, are:

              . Market Risk               . Foreign Investment Risk      . Credit Risk
              . Issuer Risk               . Currency Risk                . Management Risk
              . Value Securities Risk     . Focused Investment Risk

            Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------
Performance The top of the next page shows summary performance information for Information the Fund in a bar chart and an Average Annual Total Returns table.
            The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund's Institutional Class shares.
            For periods prior to the inception of Administrative Class shares (8/21/97), performance information shown in the Average Annual
            Total Returns table for that class is based on the performance of the Fund's Institutional Class shares. The prior Institutional
            Class performance has been adjusted to reflect the actual distribution and/or service (12b-1) fees and other expenses paid by Administrative Class shares. Prior to May 8, 2000, the Fund had a different sub-adviser and would not necessarily have achieved the performance results shown on the next page under its current investment management arrangements. Past performance is no guarantee of future results.
  PIMCO Funds: Multi-Manager Series
6

            Calendar Year Total Returns -- Institutional Class

                                                            Highest and Lowest
                                                            Quarter Returns
                                                            (for periods shown
                                                            in the bar chart)
                                                            --------------------
                                                            Highest (2nd Qtr.
                                                            '99)          17.92%
                                                            --------------------
                                                            Lowest (3rd Qtr.
                                                            '98)         -13.23%
                                  [CHART]

                               Annual Return

  1992    1993    1994    1995    1996    1997    1998    1999    2000    2001
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
 13.15%  16.41%  -4.07%  38.91%  20.34%  26.21%  10.17%   4.30%  31.02%  15.70%

                  Calendar Year End (through 12/31)

            Average Annual Total Returns (for periods ended 12/31/01)

                                                                            Fund Inception
                                                    1 Year 5 Years 10 Years (12/30/91)(/3/)
            -------------------------------------------------------------------------------
         Institutional Class                        15.70% 17.06%  16.59%   16.67%
            -------------------------------------------------------------------------------
         Administrative Class                       15.31% 16.74%  16.29%   16.37%
            -------------------------------------------------------------------------------
         Russell 1000 Value Index(/1/)              -5.59% 11.13%  14.13%   14.13%
            -------------------------------------------------------------------------------
         Lipper Multi-Cap Value Funds Average(/2/)  -1.78% 10.51%  13.28%   13.28%
            -------------------------------------------------------------------------------

            (1) The Russell 1000 Value Index is an unmanaged index that measures the performance of companies in the Russell 1000 Index considered to have less than average growth orientation. It is not possible to invest directly in the index.
            (2) The Lipper Multi-Cap Value Funds Average is a total return performance average of funds tracked by Lipper Analytical Services, Inc. that invest in companies with a variety of capitalization ranges, without concentrating in any one market capitalization range over an extended period of time. It does not take into account sales charges.
            (3) The Fund began operations on 12/30/91. Index comparisons begin on 12/31/91.

--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Institutional Class or Administrative Class shares of the
of the      Fund:
Fund

            Shareholder Fees (fees paid directly from your investment)None

            Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

                                  Distribution                 Total Annual
                         Advisory and/or Service Other         Fund Operating
         Share Class     Fees     (12b-1) Fees   Expenses(/1/) Expenses
            ------------------------------------------------------------------
         Institutional   0.45%    None           0.25%         0.70%
            ------------------------------------------------------------------
         Administrative  0.45     0.25%          0.25          0.95
            ------------------------------------------------------------------
            (1)  Other Expenses reflects a 0.25% Administrative Fee paid by each class.

            Examples. The Examples below are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

         Share Class     Year 1   Year 3         Year 5        Year 10
            ------------------------------------------------------------------
         Institutional   $72      $224           $390          $  871
            ------------------------------------------------------------------
         Administrative   97       303            525           1,166
            ------------------------------------------------------------------

                                                                   Prospectus

            PIMCO Renaissance Fund
                                            Ticker Symbols: PRNIX (Inst. Class)
                                                            PRAAX (Admin. Class)
--------------------------------------------------------------------------------
Principal     Investment          Fund Focus              Approximate
Investments   Objective           Undervalued             Capitalization Range
and           Seeks long-term     stocks with             All capitalizations
Strategies    growth of capital   improving
              and income          business
                                  fundamentals

                                  Approximate Number      Dividend Frequency
                                  of Holdings             At least annually
                                  50-80

            The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of companies with below-average valuations whose business fundamentals are expected to improve. Although the Fund typically invests in companies with market capitalizations of $1 billion to $10 billion at the time of investment, it may invest in companies in any capitalization range. To achieve income, the Fund invests a portion of its assets in income-producing (e.g., dividend-paying) stocks.

             The portfolio manager selects stocks for the Fund using a "value"
            style. The portfolio manager invests primarily in common stocks of companies having below-average valuations whose business fundamentals, such as market share, strength of management and competitive position, are expected to improve. The portfolio manager determines valuation based on characteristics such as price-to-earnings, price-to-book, and price-to-cash flow ratios. The portfolio manager analyzes stocks and seeks to identify the key drivers of financial results and catalysts for change, such as new management and new or improved products, that indicate a company may demonstrate improving fundamentals in the future. The portfolio manager looks to sell a stock when he believes that the company's business fundamentals are weakening or when the stock's valuation has become excessive.

             The Fund may also invest to a limited degree in other kinds of equity securities, including preferred stocks and convertible securities. The Fund may invest up to 15% of its assets in foreign securities, except that it may invest without limit in American Depository Receipts (ADRs).

             In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in high-quality fixed income securities. This would be inconsistent with the Fund's investment objective and principal strategies.

--------------------------------------------------------------------------------
Principal   Among the principal risks of investing in the Fund, which could
Risks       adversely affect its net asset value, yield and total return, are:

              . Market Risk              . Foreign Investment Risk     . Credit Risk
              . Issuer Risk              . Currency Risk               . Management Risk
              . Value Securities Risk

            Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------
Performance The top of the next page shows summary performance information for Information the Fund in a bar chart and an Average Annual Total Returns table.
            The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund's Institutional Class shares.
            For periods prior to the inception of Institutional Class shares (12/30/97) and Administrative Class shares (8/31/98), performance information shown in the bar chart (including the information to its right) and in the Average Annual Total Returns table for those classes is based on the performance of the Fund's Class C shares, which are offered in a different prospectus. The prior Class C performance has been adjusted to reflect the actual fees and expenses paid by Institutional Class and Administrative Class shares, including no sales charges (loads) and lower distribution and/or service (12b-1) fees (if any) and administrative fees.
            Prior to May 7, 1999, the Fund had a different sub-adviser and would not necessarily have achieved the performance results shown on the next page under its current investment management arrangements. Past performance is no guarantee of future results.
  PIMCO Funds: Multi-Manager Series
8

            Calendar Year Total Returns -- Institutional Class

                                                            Highest and Lowest
                                                            Quarter Returns
                                                            (for periods shown
                                                            in the bar chart)
                                                            --------------------
                                                            Highest (4th Qtr.
                                                            '01)          21.32%
                                                            --------------------
                                                            Lowest (3rd Qtr.
                                                            '98)         -16.52%
                                  [CHART]

                               Annual Return

  1992    1993    1994    1995    1996    1997    1998    1999    2000    2001
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
  9.02%  22.62%  -3.95%  29.06%  25.82%  36.42%  11.83%   9.80%  38.22%  19.87%

                  Calendar Year End (through 12/31)

            Average Annual Total Returns (for periods ended 12/31/01)

                                                                            Fund Inception
                                                    1 Year 5 Years 10 Years (4/18/88)(/3/)
            ------------------------------------------------------------------------------
         Institutional Class                        19.87% 22.65%  19.19%   16.38%
            ------------------------------------------------------------------------------
         Administrative Class                       19.60% 22.41%  18.93%   16.11%
            ------------------------------------------------------------------------------
         Russell Mid-Cap Value Index(/1/)            2.33% 11.46%  14.41%   13.93%
            ------------------------------------------------------------------------------
         Lipper Multi-Cap Value Funds Average(/2/)  -1.78% 10.51%  13.28%   12.75%
            ------------------------------------------------------------------------------

            (1) The Russell Mid-Cap Value Index is an unmanaged index that measures the performance of medium capitalization companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. It is not possible to invest directly in the index.
            (2) The Lipper Multi-Cap Value Funds Average is a total return performance average of funds tracked by Lipper Analytical Services, Inc. that invest in companies with a variety of capitalization ranges without concentrating in any one market capitalization range over an extended period of time. It does not take into account sales charges.
            (3) The Fund began operations on 4/18/88. Index comparisons begin on 4/30/88.

--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Institutional Class or Administrative Class shares of the
of the      Fund:
Fund

                                                          None
            Shareholder Fees (fees paid directly from your investment)

            Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

                                  Distribution                 Total Annual
                         Advisory and/or Service Other         Fund Operating
         Share Class     Fees     (12b-1) Fees   Expenses(/1/) Expenses
            -----------------------------------------------------------------
         Institutional   0.60%    None           0.25%         0.85%
            -----------------------------------------------------------------
         Administrative  0.60     0.25%          0.25          1.10
            -----------------------------------------------------------------

            (1) Other Expenses reflects a 0.25% Administrative Fee paid by each class.

            Examples. The Examples below are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

         Share Class           Year 1             Year 3             Year 5             Year 10
            -----------------------------------------------------------------------------------
         Institutional         $ 87               $271               $471               $1,049
            -----------------------------------------------------------------------------------
         Administrative         112                350                606                1,340
            -----------------------------------------------------------------------------------

                                                                   Prospectus

            PIMCO Growth & Income Fund
                                           Ticker Symbols: PMEIX (Inst. Class)
                                                           PGOIX  (Admin. Class)
--------------------------------------------------------------------------------
Principal     Investment           Fund Focus             Approximate
Investments   Objective            Medium and large       Capitalization
and           Seeks long-term      capitalization         Range
Strategies    growth of            common stocks          At least $1 billion
              capital;
              current income       Approximate Number     Dividend Frequency
              is a secondary       of Holdings            At least annually
              objective            40-60

            The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of companies with market capitalizations of at least $1 billion at the time of investment. The Fund may invest up to 75% of its assets in securities selected for their growth potential. The Fund will normally invest at least 25% of its assets in securities selected for their income potential, including dividend-paying common stocks, preferred stocks, corporate bonds, convertible securities and real estate investment trusts (REITs).

             When selecting securities for the Fund's "growth" segment, the portfolio managers seek to identify companies with well-defined "wealth creating" characteristics, including superior earnings growth (relative to companies in the same industry or the market as a whole), high profitability and consistent, predictable earnings. In addition, through fundamental research, the portfolio managers seek to identify companies that are gaining market share, have superior management and possess a sustainable competitive advantage, such as superior or innovative products, personnel and distribution systems. The Fund's portfolio managers may choose to sell a stock in the "growth" segment when they believe that its earnings will be disappointing or that market sentiment on the company will turn negative. The portfolio managers will also consider selling a stock if the company does not meet the managers' estimates on revenues and/or earnings, or if an alternative investment is deemed to be more attractive.

             When selecting securities for the Fund's "income" segment, the portfolio managers seek to identify companies with strong operating fundamentals that offer potential for capital appreciation and that also have a dividend yield in excess of the yield on the S&P 500 Index. The portfolio managers may replace an "income" security when another security with a similar risk-to-reward profile offers either better potential for capital appreciation or a higher yield than the Fund's current holding. To achieve its income objective, the Fund may also invest to a limited degree in preferred stocks, convertible securities and REITs. The Fund may invest up to 10% of its assets in corporate bonds, which will typically consist of investment grade securities of varying maturities but may also include high yield securities ("junk bonds") rated at least B by Standard & Poor's Rating Services or Moody's Investors Service, Inc. or, if unrated, determined by the Adviser to be of comparable quality.

             The Fund may invest up to 15% of its assets in foreign
            securities, except that it may invest without limit in American Depository Receipts (ADRs). The Fund has in the past invested a significant portion of its assets in technology or technology-related companies, although there is no assurance that it will continue to do so in the future. In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in high-quality fixed income securities. This would be inconsistent with the Fund's investment objective and principal strategies.

--------------------------------------------------------------------------------
Principal   Among the principal risks of investing in the Fund, which could
Risks       adversely affect its net asset value, yield and total return, are:

           . Market Risk                 .Liquidity Risk               .Interest Rate Risk
           . Issuer Risk                 .Foreign Investment Risk      .High Yield Risk
           . Value Securities Risk       .Currency Risk                .Credit Risk
           . Growth Securities Risk      .Focused Investment Risk      .Management Risk
           . Smaller Company Risk        .Technology Related Risk

            Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------
Performance The top of the next page shows summary performance information for Information the Fund in a bar chart and an Average Annual Total Returns table.
            The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund's Institutional Class Shares.
            For periods prior to 4/16/01, performance information shown in the Average Annual Total Returns table for Administrative Class shares is based on the performance of the Fund's Institutional Class shares, adjusted to reflect the actual distribution and/or service (12b-1) fees and other expenses paid by Administrative Class shares. The performance information on the next page for periods prior to August 1, 2000, reflects the Fund's advisory fee rate in effect prior to that date (0.63% per annum), which is higher than the current rate (0.60% per annum). Prior to July 1, 1999, the
            Fund had a different sub-adviser and would not necessarily have achieved the performance results shown on the next page under its current investment management arrangements. In addition, the Fund changed its investment objective and policies on August 1, 2000;
            the performance results shown on the next page would not
            necessarily have been achieved had the Fund's current objective and policies then been in effect. Past performance is no guarantee of future results.
  PIMCO Funds: Multi-Manager Series
10

            Calendar Year Total Returns -- Institutional Class


                                                            Highest and Lowest
                                                            Quarter Returns
                                                            (for periods shown
                                                            in the bar chart)
                                                            --------------------
                                                            Highest (4th Qtr.
                                                            '99)          40.12%
                                                            --------------------
                                                            Lowest (3rd Qtr.
                                                            '01)         -21.95%

                                  [CHART]

                               Annual Return

             1995    1996    1997    1998    1999    2000    2001
             ----    ----    ----    ----    ----    ----    ----
            31.72%  17.31%  16.22%  29.98%  51.81%  19.79% -24.56%

                  Calendar Year End (through 12/31)

            Average Annual Total Returns (for periods ended 12/31/01)

                                                                   Fund Inception
                                                   1 Year  5 Years (12/28/94)(/3/)
            ----------------------------------------------------------------------
         Institutional Class                       -24.56% 15.67%  18.05%
            ----------------------------------------------------------------------
         Administrative Class                      -24.79% 15.38%  17.75%
            ----------------------------------------------------------------------
         S&P Mid-Cap 400 Index(/1/)                 -0.62% 16.11%  18.57%
            ----------------------------------------------------------------------
         Lipper Large-Cap Core Funds Average(/2/)  -13.77%  8.19%  11.01%
            ----------------------------------------------------------------------

            (1) The S&P Mid-Cap 400 Index is an unmanaged index of middle capitalization U.S. stocks. It is not possible to invest directly in the index.
            (2) The Lipper Large-Cap Core Funds Average is a total return performance average of funds tracked by Lipper Analytical Services, Inc. that invest primarily in companies with market capitalizations of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index.
                It does not take into account sales charges.
            (3) The Fund began operations on 12/28/94. Index comparisons begin on 12/31/94.

--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Institutional Class or Administrative Class shares of the
of the      Fund:
Fund

            Shareholder Fees (fees paid directly from your investment) None

            Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

                                   Distribution                 Total Annual
                         Advisory  and/or Service Other         Fund Operating
         Share Class     Fees(/1/) (12b-1) Fees   Expenses(/2/) Expenses
            ------------------------------------------------------------------
         Institutional   0.60%     None           0.25%         0.85%
            ------------------------------------------------------------------
         Administrative  0.60      0.25%          0.25          1.10
            ------------------------------------------------------------------
            (1)  On August 1, 2000, the Fund's advisory fee rate decreased by
                 0.03%, to 0.60% per annum.
            (2)  Other Expenses reflects a 0.25% Administrative Fee paid by each class.

            Examples. The Examples below are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

         Share Class     Year 1    Year 3         Year 5        Year 10
            ------------------------------------------------------------------
         Institutional   $ 87      $271           $471          $1,049
            ------------------------------------------------------------------
         Administrative   112       350            606           1,340
            ------------------------------------------------------------------

                                                                   Prospectus

            PIMCO Growth Fund
                                           Ticker Symbols: PGFIX (Inst. Class)
                                                           PGFAX (Admin. Class)
------------------------------------------------------------------------------
Principal     Investment          Fund Focus              Approximate
Investments   Objective           Larger capitalization   Capitalization Range
and           Seeks long-term     common stocks           At least $5 billion
Strategies    growth of
              capital; income
              is an
              incidental
              consideration

                                  Approximate Number of   Dividend Frequency
                                  Holdings                At least annually
                                  35-50

            The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of "growth" companies with market capitalizations of at least $5 billion at the time of investment.

             The portfolio manager selects stocks for the Fund using a
            "growth" style. The portfolio manager seeks to identify companies with well-defined "wealth creating" characteristics, including superior earnings growth (relative to companies in the same industry or the market as a whole), high profitability and consistent, predictable earnings. In addition, through fundamental research, the portfolio manager seeks to identify companies that are gaining market share, have superior management and possess a sustainable competitive advantage, such as superior or innovative products, personnel and distribution systems. The Fund looks to sell a stock when the portfolio manager believes that its earnings, market sentiment or relative performance are disappointing or if an alternative investment is more attractive.

             The Fund may also invest to a limited degree in other kinds of equity securities, including preferred stocks and convertible securities. The Fund may invest up to 15% of its assets in foreign securities, except that it may invest without limit in American Depository Receipts (ADRs). The Fund has in the past invested a significant portion of its assets in technology or technology-related companies, although there is no assurance that it will continue to do so in the future.

             In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in high-quality fixed income securities. This would be inconsistent with the Fund's investment objective and principal strategies.

--------------------------------------------------------------------------------
Principal   Among the principal risks of investing in the Fund, which could
Risks       adversely affect its net asset value, yield and total return, are:

              . Market Risk                . Foreign Investment            . Focused Investment Risk
              . Issuer Risk                . Currency Risk Risk            . Credit Risk
              . Growth Securities Risk     . Technology Related Risk       . Management Risk


            Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------
Performance The top of the next page shows summary performance information for Information the Fund in a bar chart and an Average Annual Total Returns table.
            The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund's Institutional Class shares.
            For periods prior to the inception of Institutional Class and Administrative Class shares (3/31/99), performance information shown in the bar chart (including the information to its right)
            and in the Average Annual Total Returns table is based on the performance of the Fund's Class C shares, which are offered in a different prospectus. The prior Class C performance has been adjusted to reflect the actual fees and expenses paid by Institutional Class and Administrative Class shares, including no sales charges (loads) and lower administrative fees and other expenses paid by Institutional Class and Administrative Class shares (including no distribution and/or service (12b-1) fees paid by Institutional Class shares). Prior to March 6, 1999, the Fund had a different sub-adviser and would not necessarily have achieved the performance results shown on the next page under its current investment management arrangements. Past performance is no guarantee of future results.
  PIMCO Funds: Multi-Manager Series
12

            Calendar Year Total Returns -- Institutional Class

                                                            Highest and Lowest
                                                            Quarter Returns
                                                            (for periods shown
                                                            in the bar chart)
                                                            --------------------
                                                            Highest (4th Qtr.
                                                            '99)          36.02%
                                                            --------------------
                                                            Lowest (1st Qtr.
                                                            '01)         -23.46%

                                  [CHART]

                               Annual Return

  1992    1993    1994    1995    1996    1997    1998    1999    2000    2001
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
  3.26%  10.57%   0.40%  28.91%  18.87%  23.22%  40.47%   40.87 -13.63% -28.76%

                  Calendar Year End (through 12/31)

            Average Annual Total Returns (for periods ended 12/31/01)

                                                                              Fund Inception
                                                     1 Year  5 Years 10 Years (2/24/84)(/3/)
            --------------------------------------------------------------------------------
         Institutional Class                         -28.76%  8.45%  10.18%   14.91%
            --------------------------------------------------------------------------------
         Administrative Class                        -28.93%  8.12%   9.87%   14.61%
            --------------------------------------------------------------------------------
         S&P 500 Index(/1/)                          -11.87% 10.70%  12.94%   14.92%
            --------------------------------------------------------------------------------
         Lipper Large-Cap Growth Funds Average(/2/)  -22.94%  8.15%  10.09%   12.45%
            --------------------------------------------------------------------------------

            (1) The S&P 500 Index is an unmanaged index of large capitalization common stocks. It is not possible to invest directly in the index.
            (2) The Lipper Large-Cap Growth Funds Average is a total return performance average of funds tracked by Lipper Analytical Services, Inc. that invest primarily in companies with market capitalizations of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. It does not take into account sales charges.
            (3) The Fund began operations on 2/24/84. Index comparisons begin on 2/29/84.

--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Institutional Class or Administrative Class shares of the
of the      Fund:
Fund

            Shareholder Fees (fees paid directly from your investment) None

            Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

                                  Distribution                 Total Annual
                         Advisory and/or Service Other         Fund Operating
         Share Class     Fees     (12b-1) Fees   Expenses(/1/) Expenses
            ------------------------------------------------------------------
         Institutional   0.50%    None           0.25%         0.75%
            ------------------------------------------------------------------
         Administrative  0.50     0.25%          0.25          1.00
            ------------------------------------------------------------------
            (1)   Other Expenses reflects a 0.25% Administrative Fee paid by each class.

            Examples. The Examples below are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

         Share Class     Year 1   Year 3         Year 5        Year 10
            ------------------------------------------------------------------
         Institutional   $ 77     $240           $417          $  930
            ------------------------------------------------------------------
         Administrative   102      318            552           1,225
            ------------------------------------------------------------------

                                                                   Prospectus

            PIMCO Select Growth Fund
                                            Ticker Symbols: PCFIX (Inst. Class)
                                                            PCEAX (Admin. Class)
--------------------------------------------------------------------------------
Principal     Investment Objective Fund Focus              Approximate
Investments   Seeks long-term      Larger                  Capitalization Range
and           growth of            capitalization          At least $10 billion
Strategies    capital; income      common stocks
              is an incidental                             Dividend Frequency
              consideration        Approximate Number      At least annually
                                   of Holdings
                                   15-25

            The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of "growth" companies with market capitalizations of at least $10 billion at the time of investment. The Fund normally invests in the securities of 15 to 25 issuers.

             The portfolio manager selects stocks for the Fund using a
            "growth" style. The portfolio manager seeks to identify companies with well-defined "wealth creating" characteristics, including superior earnings growth (relative to companies in the same industry or the market as a whole), high profitability and consistent, predictable earnings. In addition, through fundamental research, the portfolio manager seeks to identify companies that are gaining market share, have superior management and possess a sustainable competitive advantage, such as superior or innovative products, personnel and distribution systems. The Fund looks to sell a stock when the portfolio manager believes that its earnings, market sentiment or relative performance are disappointing or if an alternative investment is more attractive. The Fund is "non-diversified," which means that it invests in a relatively small number of issuers.

             The Fund may also invest to a limited degree in other kinds of equity securities, including preferred stocks and convertible securities. The Fund may invest up to 25% of its assets in foreign securities, except that it may invest without limit in American Depository Receipts (ADRs). The Fund has in the past invested a significant portion of its assets in technology or technology-related companies, although there is no assurance that it will continue to do so in the future. In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in high-quality fixed income securities. This would be inconsistent with the Fund's investment objective and principal strategies.

--------------------------------------------------------------------------------
Principal   Among the principal risks of investing in the Fund, which could
Risks       adversely affect its net asset value, yield and total return, are:

              .Market Risk               .Focused Investment Risk    .Currency Risk
              .Issuer Risk               .Growth Securities Risk     .Credit Risk
              .Technology Related Risk   .Foreign Investment Risk    .Management Risk

            Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------
Performance The top of the next page shows summary performance information for Information the Fund in a bar chart and an Average Annual Total Returns table.
            The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund's Institutional Class shares.
            For periods prior to the inception of Administrative Class shares (5/31/95), performance information shown in the Average Annual
            Total Returns table for that class is based on the performance of the Fund's Institutional Class shares. The prior Institutional
            Class performance has been adjusted to reflect the actual distribution and/or service (12b-1) fees and other expenses paid by Administrative Class shares. The performance information on the next page for periods prior to April 1, 2000, reflects the Fund's advisory fee rate in effect prior to that date (0.57% per annum); these results would have been lower had the current advisory fee rate (0.60% per annum) then been in effect. Prior to July 1, 1999, the Fund had a different sub-adviser and would not necessarily have achieved the performance results shown on the next page under its current investment management arrangements. In addition, the Fund changed its investment objective and policies on April 1,
            2000; the performance results shown on the next page would not necessarily have been achieved had the Fund's current objective and policies then been in effect. Past performance is no guarantee of future results.
  PIMCO Funds: Multi-Manager Series
14

            Calendar Year Total Returns -- Institutional Class

                                                            Highest and Lowest
                                                            Quarter Returns
                                                            (for periods shown
                                                            in the bar chart)
                                                            --------------------
                                                            Highest (4th Qtr.
                                                            '98)          24.90%
                                                            --------------------
                                                            Lowest (1st Qtr.
                                                            '01)         -24.69%

                                  [CHART]

                               Annual Return

             1995    1996    1997    1998    1999    2000    2001
             ----    ----    ----    ----    ----    ----    ----
            27.86%  17.95%  25.32%  41.06%  24.27%  -8.24% -32.59%

                  Calendar Year End (through 12/31)

            Average Annual Total Returns (for periods ended 12/31/01)

                                                                     Fund Inception
                                                     1 Year  5 Years (12/28/94)(/3/)
            ------------------------------------------------------------------------
         Institutional Class                         -32.59%  6.32%  10.81%
            ------------------------------------------------------------------------
         Administrative Class                        -32.79%  5.99%  10.50%
            ------------------------------------------------------------------------
         S&P 500 Index(/1/)                          -11.87% 10.70%  15.92%
            ------------------------------------------------------------------------
         Lipper Large-Cap Growth Funds Average(/2/)  -22.94%  8.15%  12.76%
            ------------------------------------------------------------------------

            (1) The S&P 500 Index is an unmanaged index of large
                capitalization common stocks. It is not possible to invest directly in the index.
            (2) The Lipper Large-Cap Growth Funds Average is a total return performance average of funds tracked by Lipper Analytical Services, Inc. that invest primarily in companies with market capitalizations of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. It does not take into account sales charges.
            (3) The Fund began operations on 12/28/94. Index comparisons begin on 12/31/94.

--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Institutional Class or Administrative Class shares of the
of the      Fund:
Fund

            Shareholder Fees (fees paid directly from your investment) None

            Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

                                  Distribution                 Total Annual
                         Advisory and/or Service Other         Fund Operating
         Share Class     Fees     (12b-1) Fees   Expenses(/1/) Expenses
            ------------------------------------------------------------------
         Institutional   0.60%    None           0.25%         0.85%
            ------------------------------------------------------------------
         Administrative  0.60     0.25%          0.25          1.10
            ------------------------------------------------------------------
            (1)  Other Expenses reflects a 0.25% Administrative Fee paid by each class.

            Examples. The Examples below are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

         Share Class     Year 1   Year 3         Year 5        Year 10
            ------------------------------------------------------------------
         Institutional   $ 87     $271           $471          $1,049
            ------------------------------------------------------------------
         Administrative   112      350            606           1,340
            ------------------------------------------------------------------

                                                                   Prospectus

            PIMCO Target Fund
                                            Ticker Symbols: PFTIX (Inst. Class)
                                                            PTADX (Admin. Class)
--------------------------------------------------------------------------------
Principal     Investment         Fund Focus               Approximate
Investments   Objective          Medium                   Capitalization Range
and           Seeks capital      capitalization           Between $1 billion
Strategies    appreciation; no   common stocks            and $10 billion
              consideration is
              given to income

                                 Approximate Number       Dividend Frequency
                                 of Holdings              At least annually
                                 40-60

            The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of "growth" companies with market capitalizations of between $1 billion and $10 billion at the time of investment.

             The portfolio managers select stocks for the Fund using a
            "growth" style. The portfolio managers seek to identify companies with well-defined "wealth creating" characteristics, including superior earnings growth (relative to companies in the same industry or the market as a whole), high profitability and consistent, predictable earnings. In addition, through fundamental research, the portfolio managers seek to identify companies that are gaining market share, have superior management and possess a sustainable competitive advantage, such as superior or innovative products, personnel and distribution systems. The Fund looks to sell a stock when the portfolio managers believe that its earnings, market sentiment or relative performance are disappointing or if an alternative investment is more attractive.

             The Fund may also invest to a limited degree in other kinds of equity securities, including preferred stocks and convertible securities. The Fund may invest up to 15% of its assets in foreign securities, except that it may invest without limit in American Depository Receipts (ADRs). The Fund has in the past invested a significant portion of its assets in technology or technology-related companies, although there is no assurance that it will continue to do so in the future.

             In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in high-quality fixed income securities. This would be inconsistent with the Fund's investment objective and principal strategies.

--------------------------------------------------------------------------------
Principal   Among the principal risks of investing in the Fund, which could
Risks       adversely affect its net asset value, yield and total return, are:

               . Market Risk               . Liquidity Risk               . Focused Investment Risk
               . Issuer Risk               . Foreign Investment Risk      . Credit Risk
               . Growth Securities Risk    . Currency Risk                . Management Risk
               . Smaller Company Risk      . Technology Related Risk

            Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------
Performance The top of the next page shows summary performance information for Information the Fund in a bar chart and an Average Annual Total Returns table.
            The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund's Institutional Class shares.
            For periods prior to the inception of Institutional Class and Administrative Class shares (3/31/99), performance information shown in the bar chart (including the information to its right)
            and in the Average Annual Total Returns table is based on the performance of the Fund's Class A shares, which are offered in a different prospectus. The prior Class A performance has been adjusted to reflect the actual fees and expenses paid by Institutional Class and Administrative Class shares, including no sales charges (loads) and lower administrative fees and other expenses paid by Institutional Class and Administrative Class shares (including no distribution and/or service (12b-1) fees paid by Institutional Class shares). Prior to March 6, 1999, the Fund had a different sub-adviser and would not necessarily have achieved the performance results shown on the next page under its current investment management arrangements. Past performance is no guarantee of future results.
  PIMCO Funds: Multi-Manager Series
16

            Calendar Year Total Returns -- Institutional Class

                                                            Highest and Lowest
                                                            Quarter Returns
                                                            (for periods shown
                                                            in the bar chart)
                                                            --------------------
                                                            Highest (4th Qtr.
                                                            '99)          52.78%
                                                            --------------------
                                                            Lowest (3rd Qtr.
                                                            '01)         -27.00%
                                  [CHART]

                               Annual Return

     1993    1994    1995    1996    1997    1998    1999    2000    2001
     ----    ----    ----    ----    ----    ----    ----    ----    ----
    26.00%   4.28%  32.36%  17.08%  16.84%  24.64%  66.50%   9.68% -28.34%

                  Calendar Year End (through 12/31)

            Average Annual Total Returns (for periods ended 12/31/01)

                                                                     Fund Inception
                                                     1 Year  5 Years (12/17/92)(/3/)
            ------------------------------------------------------------------------
         Institutional Class                         -28.34% 13.76%  16.33%
            ------------------------------------------------------------------------
         Administrative Class                        -28.53% 13.69%  16.16%
            ------------------------------------------------------------------------
         S&P Mid-Cap 400 Index(/1/)                   -0.62% 16.11%  15.36%
            ------------------------------------------------------------------------
         Lipper Multi-Cap Growth Funds Average(/2/)  -26.06%  8.61%  11.46%
            ------------------------------------------------------------------------

            (1) The S&P Mid-Cap 400 Index is an unmanaged index of middle capitalization U.S. stocks. It is not possible to invest directly in the index.
            (2) The Lipper Multi-Cap Growth Funds Average is a total return performance average of funds tracked by Lipper Analytical Services, Inc. that invest in companies with a variety of capitalization ranges without concentrating in any one market capitalization range over an extended period of time. It does not take into account sales charges.
            (3) The Fund began operations on 12/17/92. Index comparisons begin on 12/31/92.

--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Institutional Class or Administrative Class shares of the
of the      Fund:
Fund

            Shareholder Fees (fees paid directly from your investment) None

            Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

                                  Distribution                 Total Annual
                         Advisory and/or Service Other         Fund Operating
         Share Class     Fees     (12b-1) Fees   Expenses(/1/) Expenses
            ------------------------------------------------------------------
         Institutional   0.55%    None           0.25%         0.80%
            ------------------------------------------------------------------
         Administrative  0.55     0.25%          0.25          1.05
            ------------------------------------------------------------------
            (1)  Other Expenses reflects a 0.25% Administrative Fee paid by each class.

            Examples. The Examples below are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

         Share Class     Year 1   Year 3         Year 5        Year 10
            ------------------------------------------------------------------
         Institutional   $ 82     $255           $444          $  990
            ------------------------------------------------------------------
         Administrative   107      334            579           1,283
            ------------------------------------------------------------------

                                                                   Prospectus

            PIMCO Opportunity Fund
                                            Ticker Symbols: POFIX (Inst. Class)
                                                            POADX (Admin. Class)
--------------------------------------------------------------------------------
Principal     Investment          Fund Focus              Approximate
Investments   Objective           Smaller                 Capitalization Range
and           Seeks capital       capitalization          Between $100 million
Strategies    appreciation; no    common stocks           and $2 billion
              consideration is
              given to income

                                  Approximate Number
                                  of Holdings             Dividend Frequency
                                  80-120                  At least annually

            The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of "growth" companies with market capitalizations of between $100 million and $2 billion at the time of investment.

             The portfolio manager's investment process focuses on bottom-up, fundamental analysis. The portfolio manager seeks companies with strong earnings growth, with a particular focus on companies that may deliver surprisingly strong growth. Through extensive, in-depth proprietary research, the portfolio manager searches for non-consensus information regarding the growth prospects for small-capitalization companies. The investment process includes both quantitative and qualitative analysis aimed at identifying candidate securities. The portfolio manager generates investment ideas from numerous sources, including proprietary research, Wall Street research, investment publications, and quantitative data. Once a potential investment is identified, the portfolio manager conducts a quantitative analysis to determine if the stock is reasonably priced with respect to its peer group on a historical and current basis. Then fundamental research is conducted, focusing on a review of financial statements and third-party research. The portfolio manager may interview company management, competitors and other industry experts to gauge the company's business model, future prospects and financial outlook. For new investments, the portfolio manager generally begins with making a relatively small investment in a company, which may be increased based upon potential upside performance and conviction in the company. Industry weightings are periodically evaluated versus the benchmark; the portfolio manager may trim positions in industries with a 50% overweight. The portfolio manager seeks to diversify the portfolio among different industries.

             The Fund may invest to a limited degree in other kinds of equity securities, including preferred stocks and convertible securities. The Fund may invest up to 15% of its assets in foreign securities, except that it may invest without limit in American Depository Receipts (ADRs). The Fund may invest a substantial portion of its assets in the securities of smaller capitalization companies and securities issued in initial public offerings (IPOs). The Fund has in the past invested a significant portion of its assets in technology or technology-related companies, although there is no assurance that it will continue to do so in the future. In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in high-quality fixed income securities. This would be inconsistent with the Fund's investment objective and principal strategies.


--------------------------------------------------------------------------------
Principal   Among the principal risks of investing in the Fund, which could
Risks       adversely affect its net asset value, yield and total return, are:

              . Market Risk              . IPO Risk                   . Technology Related Risk
              . Issuer Risk              . Liquidity Risk             . Focused Investment Risk
              . Growth Securities Risk   . Foreign Investment Risk    . Credit Risk
              . Smaller Company Risk     . Currency Risk              . Management Risk

            Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------
Performance The top of the next page shows summary performance information for Information the Fund in a bar chart and an Average Annual Total Returns table.
            The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund's Institutional Class shares.
            For periods prior to the inception of Institutional Class and Administrative Class shares (3/31/99), performance information shown in the bar chart (including the information to its right)
            and in the Average Annual Total Returns table is based on the performance of the Fund's Class C shares, which are offered in a different prospectus. The prior Class C performance has been adjusted to reflect the actual fees and expenses paid by Institutional Class and Administrative Class shares, including no sales charges (loads) and lower administrative fees and other expenses paid by Institutional Class and Administrative Class shares (including no
  PIMCO Funds: Multi-Manager Series
18
            distribution and/or service (12b-1) fees paid by Institutional
            Class shares). Prior to March 6, 1999, the Fund had a different sub-adviser and would not necessarily have achieved the performance results shown on the next page under its current investment management arrangements. Past performance is no guarantee of future results.

            Calendar Year Total Returns -- Institutional Class

                                                            Highest and Lowest
                                                            Quarter Returns
                                                            (for periods shown
                                                            in the bar chart)
                                                            --------------------
                                                            Highest (4th Qtr.
                                                            '99)          45.34%
                                                            --------------------
                                                            Lowest (3rd Qtr.
                                                            '01)         -30.90%

                                  [CHART]

                               Annual Return

  1992    1993    1994    1995    1996    1997    1998    1999    2000    2001
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
 29.92%  37.70%  -3.63%  43.13%  12.83%  -3.65%   2.48%  64.93% -13.74% -16.99%

                  Calendar Year End (through 12/31)

            Average Annual Total Returns (for periods ended 12/31/01)

                                                                              Fund Inception
                                                     1 Year  5 Years 10 Years (2/24/84)(/3/)
            --------------------------------------------------------------------------------
         Institutional Class                         -16.99% 3.12%   12.50%   15.61%
            --------------------------------------------------------------------------------
         Administrative Class                        -17.16% 2.97%   12.27%   15.35%
            --------------------------------------------------------------------------------
         Russell 2000 Growth Index(/1/)               -9.23% 2.87%    7.19%    8.30%
            --------------------------------------------------------------------------------
         Lipper Small-Cap Growth Funds Average(/2/)  -10.79% 8.51%   11.17%   11.29%
            --------------------------------------------------------------------------------

            (1) The Russell 2000 Growth Index is a capitalization weighted broad based index of 2,000 small capitalization U.S. stocks considered to have a greater than average growth orientation. It is not possible to invest directly in the index. The Russell 2000 Growth Index replaced the Russell 2000 Index (a capitalization weighted broad based index of 2000 small capitalization U.S. stocks) as the Fund's comparative index because PIMCO Advisors believes the Russell 2000 Growth Index is more representative of the Fund's investment strategies. For the periods ended December 31, 2001, the 1 Year, 5 Years, 10 Years and Fund Inception average annual total returns of the Russell 2000 Index were 2.49%, 7.52%, 11.51% and 18.98%, respectively.
            (2) The Lipper Small-Cap Growth Funds Average is a total return performance average of funds tracked by Lipper Analytical Services, Inc. that invest primarily in companies with market capitalizations of less than 250% of the dollar-weighted median market capitalization of the S&P Small-Cap 600 Index. It does not take into account sales charges.
            (3) The Fund began operations on 2/24/84. Index comparisons begin on 2/29/84.

--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Institutional Class or Administrative Class shares of the
of the      Fund:
Fund

            Shareholder Fees (fees paid directly from your investment) None

            Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

                                  Distribution                 Total Annual
                         Advisory and/or Service Other         Fund Operating
         Share Class     Fees     (12b-1) Fees   Expenses(/1/) Expenses
            -----------------------------------------------------------------
         Institutional   0.65%    None           0.25%         0.90%
            -----------------------------------------------------------------
         Administrative  0.65     0.25%          0.25          1.15
            -----------------------------------------------------------------
            (1)  Other Expenses reflects a 0.25% Administrative Fee paid by each class.

            Examples. The Examples below are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

         Share Class     Year 1   Year 3         Year 5        Year 10
            -----------------------------------------------------------------
         Institutional   $ 92     $287           $498          $1,108
            -----------------------------------------------------------------
         Administrative   117      365            633           1,398
            -----------------------------------------------------------------

                                                                   Prospectus

            PIMCO Innovation Fund
                                           Ticker Symbols: PIFIX (Inst. Class)
                                                           PIADX  (Admin. Class)
--------------------------------------------------------------------------------
Principal     Investment          Fund Focus              Approximate
Investments   Objective           Common stocks of        Capitalization Range
and           Seeks capital       technology-             More than $200
Strategies    appreciation; no    related companies       million
              consideration is
              given to income

                                  Approximate Number      Dividend Frequency
                                  of Holdings             At least annually
                                  40-60

            The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of companies which utilize new, creative or different, or "innovative," technologies to gain a strategic competitive advantage in their industry, as well as companies that provide and service those technologies. The Fund identifies its investment universe of technology-related companies primarily by reference to classifications made by independent firms, such as Standard & Poor's (for example, companies classified as "Information Technology" companies), and by identifying companies that derive a substantial portion of their revenues from the manufacture, sale and/or service of technological products. Although the Fund emphasizes companies which utilize technologies, it is not required to invest exclusively in companies in a particular business sector or industry.

             The portfolio manager selects stocks for the Fund using a
            "growth" style. The portfolio manager seeks to identify technology-related companies with well-defined "wealth creating" characteristics, including superior earnings growth (relative to companies in the same industry or the market as a whole), high profitability and consistent, predictable earnings. In addition, through fundamental research, the portfolio manager seeks to identify companies that are gaining market share, have superior management and possess a sustainable competitive advantage, such as superior or innovative products, personnel and distribution systems. The Fund looks to sell a stock when the portfolio manager believes that earnings or market sentiment is disappointing, if the company does not meet or exceed consensus estimates on revenues and/or earnings or if an alternative investment is more attractive.

             Although the Fund invests principally in common stocks, the Fund may also invest in other kinds of equity securities, including preferred stocks and convertible securities. The Fund may invest a substantial portion of its assets in the securities of smaller capitalization companies. The Fund may invest up to 15% of its assets in foreign securities, except that it may invest without limit in American Depository Receipts (ADRs). In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in high-quality fixed income securities. This would be inconsistent with the Fund's investment objective and principal strategies.

--------------------------------------------------------------------------------
Principal   Among the principal risks of investing in the Fund, which could
Risks       adversely affect its net asset value, yield and total return, are:

              . Market Risk                 . Smaller Company Risk        . Currency Risk
              . Issuer Risk                 . Liquidity Risk              . Credit Risk
              . Focused Investment Risk     . Foreign Investment Risk     . Management Risk
              . Growth Securities Risk      . Technology Related Risk

            Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------
Performance The top of the next page shows summary performance information for Information the Fund in a bar chart and an Average Annual Total Returns table.
            The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund's Institutional Class shares.
            For periods prior to the inception of Institutional Class shares (3/5/99) and Administrative Class shares (3/10/00), performance information shown in the bar chart (including the information to its right) and the Average Annual Total Returns table for those classes is based on the performance of the Fund's Class A shares, which are offered in a different prospectus. The prior Class A performance has been adjusted to reflect the actual fees and expenses paid by Institutional and Administrative Class shares, including no sales charges (loads) and lower administrative fees (including no distribution and/or service (12b-1) fees paid by Institutional Class shares). Prior to March 6, 1999, the Fund had a different sub-adviser and would not necessarily have achieved the performance results shown on the next page under its current investment management arrangements. Past performance is no guarantee of future results.
  PIMCO Funds: Multi-Manager Series
20

            Calendar Year Total Returns -- Institutional Class

                                                            Highest and Lowest
                                                            Quarter Returns
                                                            (for periods shown
                                                            in the bar chart)
                                                            --------------------
                                                            Highest (4th Qtr.
                                                            '99)          79.51%
                                                            --------------------
                                                            Lowest (3rd Qtr.
                                                            '01)         -46.29%
                                  [CHART]

                               Annual Return

            1995    1996    1997    1998    1999    2000    2001
            ----    ----    ----    ----    ----    ----    ----
           45.89%  24.09%   9.46%  80.11% 140.65% -28.85% -44.87%

                  Calendar Year End (through 12/31)

            Average Annual Total Returns (for periods ended 12/31/01)

                                                                   Fund Inception
                                   1 Year          5 Years         (12/22/94)(/3/)
            ----------------------------------------------------------------------
         Institutional Class       -44.87%         13.23%          18.85%
            ----------------------------------------------------------------------
         Administrative Class      -45.03%         13.01%          18.60%
            ----------------------------------------------------------------------
         S&P 500 Index(/1/)        -11.87%         10.70%          15.92%
            ----------------------------------------------------------------------
         Lipper Science and Technology Fund
          Average(/2/)
                                   -37.55%          9.36%          14.08%
            ----------------------------------------------------------------------

            (1) The S&P 500 Index is an unmanaged index of large capitalization common stocks. It is not possible to invest directly in the index.
            (2) The Lipper Science and Technology Fund Average is a total return performance average of funds tracked by Lipper Analytical Services, Inc. that invest 65% of their assets in science and technology stocks. It does not take into account sales charges.
            (3) The Fund began operations on 12/22/94. Index comparisons begin on 12/31/94.

--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Institutional Class or Administrative Class shares of the
of the      Fund:
Fund

            Shareholder Fees (fees paid directly from your investment) None

            Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

                                  Distribution                 Total Annual
                         Advisory and/or Service Other         Fund Operating
         Share Class     Fees     (12b-1) Fees   Expenses(/1/) Expenses
            ------------------------------------------------------------------
         Institutional   0.65%    None           0.25%         0.90%
            ------------------------------------------------------------------
         Administrative  0.65     0.25%          0.25          1.15
            ------------------------------------------------------------------
            (1)  Other Expenses reflects a 0.25% Administrative Fee paid by each class.

            Examples. The Examples below are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

         Share Class     Year 1   Year 3         Year 5        Year 10
            ------------------------------------------------------------------
         Institutional   $ 92     $287           $498          $1,108
            ------------------------------------------------------------------
         Administrative   117      365            633           1,398
            ------------------------------------------------------------------

                                                                   Prospectus

            PIMCO Healthcare Innovation Fund
                                            Ticker Symbols:  N/A (Inst. Class)
                                                             N/A  (Admin. Class)
--------------------------------------------------------------------------------
Principal     Investment          Fund Focus            Approximate
Investments   Objective           Common stocks of      Capitalization Range
and           Seeks capital       healthcare-           More than $200
Strategies    appreciation        related companies     million

                                  Approximate Number    Dividend Frequency
                                  of Holdings           At least annually
                                  30-60

            The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of companies principally engaged in the design, manufacture or sale of new, creative or different, or "innovative," products or services used for or in connection with healthcare or medicine. These companies may (but are not required to) include, for example, pharmaceutical companies, companies involved in biotechnology, medical diagnostic, biochemical or other healthcare research and development, companies involved in the operation of healthcare facilities, and other companies involved in the design, manufacture or sale of healthcare-related products or services such as medical, dental and optical products, hardware or services. Except as indicated above, the Fund is not required to invest exclusively in a particular business sector or industry.

             The portfolio manager selects stocks for the Fund using a
            "growth" style. The portfolio manager seeks to identify healthcare-related companies with well-defined "wealth creating" characteristics, including superior earnings growth (relative to companies in the same industry or the market as a whole), high profitability and consistent, predictable earnings. In addition, through fundamental research, the portfolio manager seeks to identify companies that are gaining market share, have superior management and possess a sustainable competitive advantage, such as superior or innovative products, personnel and distribution systems. The Fund looks to sell a stock when the portfolio manager believes that earnings or market sentiment are disappointing, if the company does not meet or exceed consensus estimates on revenues and/or earnings or if an alternative investment is more attractive.

             Although the Fund invests principally in common stocks, the Fund may also invest in other types of equity securities, including preferred stocks and convertible securities. The Fund may invest to a significant degree in the securities of smaller-capitalization companies and in securities issued in initial public offerings ("IPOs"). The Fund may invest up to 15% of its assets in foreign securities, except that it may invest without limit in American Depository Receipts (ADRs).

             In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in high-quality fixed income securities. This would be inconsistent with the Fund's investment objective and principal strategies.

--------------------------------------------------------------------------------
Principal   Among the principal risks of investing in the Fund, which could
Risks       adversely affect its net asset value, yield and total return, are:

              . Market Risk                 . IPO Risk                     . Leveraging Risk
              . Issuer Risk                 . Liquidity Risk               . Credit Risk
              . Healthcare Related Risk     . Foreign Investment Risk      . Management Risk
              . Growth Securities Risk      . Currency Risk
              . Smaller Company Risk        . Focused Investment Risk

            Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------
Performance The top of the next page shows summary performance information for Information the Fund in a bar chart and an Average Annual Total Returns table.
            The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart (including the information to its right) and the Average Annual Total Returns table show performance of the Fund's Institutional Class shares. The Fund's Administrative Class shares were not outstanding during the time periods shown. Performance information shown in the Average Annual Total Returns table for the Administrative Class shares is based on performance of the Fund's Institutional Class shares, adjusted to reflect the actual distribution and/or service (12b-1) fees and other expenses paid by the Administrative Class shares. Past performance is no guarantee of future results.
  PIMCO Funds: Multi-Manager Series
22

            Calendar Year Total Returns -- Institutional Class

                                                           Highest and Lowest
                                                           Quarter Returns
                                                           (for periods shown
                                                           in the bar chart)
                                                           -------------------
                                                           Highest (4th Qtr.
                                                           '01)         19.30%
                                                           -------------------
                                                           Lowest (1st Qtr.
                                                           '01)        -22.68%
                                  [CHART]

                               Annual Return

                                   2001
                                   ----
                                 -16.12%

                  Calendar Year End (through 12/31)

            Average Annual Total Returns (for periods ended 12/31/01)

                                                                 Fund Inception
                                                         1 Year  (6/30/00)(/3/)
            -------------------------------------------------------------------
         Institutional Class                             -16.12%  2.09%
            -------------------------------------------------------------------
         Administrative Class                            -16.33%  1.84%
            -------------------------------------------------------------------
         S&P Healthcare Index(/1/)                        -1.57%  7.40%
            -------------------------------------------------------------------
         Lipper Health/Biotechnology Funds Average(/2/)  -12.75% -3.09%
            -------------------------------------------------------------------

            (1) The S&P Healthcare Index is a capitalization-weighted index that measures the performance of the diversified healthcare sector of the Standard & Poor's Index. It is not possible to invest directly in the index.
            (2) The Lipper Health/Biotechnology Funds Average is a total return performance average of funds tracked by Lipper Analytical Services, Inc. that normally invest at least 65% of their equity portfolios in shares of companies engaged in health care, medicine, and biotechnology. It does not take into account sales charges.
            (3) The Fund began operations on 6/30/00. Index comparisons begin on 6/30/00.

-------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Institutional Class or Administrative Class shares of the
of the      Fund:
Fund

            Shareholder Fees (fees paid directly from your investment) None

            Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

                                  Distribution                 Total Annual
                         Advisory and/or Service Other         Fund Operating
         Share Class     Fees     (12b-1) Fees   Expenses(/1/) Expenses
            -----------------------------------------------------------------
         Institutional   0.70%    None           0.31%         1.01%
            -----------------------------------------------------------------
         Administrative  0.70     0.25%          0.31          1.26
            -----------------------------------------------------------------

            (1) Other Expenses is based on estimated amounts for the current fiscal year and reflects a 0.25% Administrative Fee paid by each class and 0.06% in other expenses attributable to Institutional Class shares during the most recent fiscal year, and estimated to be attributable to Administrative Class shares during the current fiscal year.

            Examples. The Examples below are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

         Share Class           Year 1             Year 3             Year 5             Year 10
            -----------------------------------------------------------------------------------
         Institutional          $103               $319               $551              $1,207
            -----------------------------------------------------------------------------------
         Administrative          128                397                684               1,486
            -----------------------------------------------------------------------------------

                                                                   Prospectus

            PIMCO Global Innovation Fund
                                             Ticker Symbols: N/A (Inst. Class)
                                                             N/A (Admin. Class)
--------------------------------------------------------------------------------
Principal     Investment          Fund Focus              Approximate
Investments   Objective           Common stocks of        Capitalization Range
and           Seeks capital       U.S. and non-U.S.       More than $200
Strategies    appreciation;       technology-             million
              no                  related companies
              consideration
              is given to
              income

                                  Approximate Number      Dividend Frequency
                                  of Holdings             At least annually
                                  30-60

              The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of U.S. and non-U.S. companies which utilize new, creative or different, or "innovative," technologies to gain a strategic competitive advantage in their industry, as well as companies that provide and service those technologies. The Fund identifies its investment universe of technology-related companies primarily by reference to classifications made by independent firms, such as Standard & Poor's (for example, companies classified as "Information Technology" companies), and by identifying companies that derive a substantial portion of their revenues from the manufacture, sale and/or service of technological products. Although the Fund emphasizes companies which utilize technologies, it is not required to invest exclusively in a particular business sector or industry.

              The portfolio manager selects stocks for the Fund using a
            "growth" style. The portfolio manager seeks to identify technology-related companies with well-defined "wealth creating" characteristics, including superior earnings growth (relative to companies in the same industry or the market as a whole), high profitability and consistent, predictable earnings. In addition, through fundamental research, the portfolio manager seeks to identify companies that are gaining market share, have superior management and possess a sustainable competitive advantage, such as superior or innovative products, personnel and distribution systems. The Fund looks to sell a stock when the portfolio manager believes that earnings or market sentiment are disappointing, if the company does not meet or exceed consensus estimates on revenues and/or earnings or if an alternative investment is more attractive.

              Although the Fund invests principally in common stocks, the Fund may also invest in other types of equity securities, including preferred stocks and convertible securities. The Fund may invest a substantial portion of its assets in the securities of smaller capitalization companies and securities issued in initial public offerings (IPOs). The Fund will invest in the securities of issuers located in at least three countries (one of which may be the United States). Although the Fund invests primarily in securities traded principally in the securities markets of developed countries, the Fund has no other prescribed limits on geographic asset distribution and may invest in any foreign securities market in the world, including in developing, or "emerging," markets. The Fund may utilize foreign currency exchange contracts and derivative instruments (such as stock index futures contracts), primarily for risk management or hedging purposes.

              In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in high-quality fixed income securities. This would be inconsistent with the Fund's investment objective and principal strategies.

--------------------------------------------------------------------------------
Principal   Among the principal risks of investing in the Fund, which could
Risks       adversely affect its net asset value, yield and total return, are:

              . Market Risk                . Smaller Company Risk     . Currency Risk
              . Issuer Risk                . Liquidity Risk           . Focused Investment Risk
              . Technology Related Risk    . Derivatives Risk         . Leveraging Risk
              . Growth Securities Risk     . Foreign Investment Risk  . Credit Risk
              . IPO Risk                   . Emerging Markets Risk    . Management Risk

            Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------
Performance
Information
            The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart, the information to its right and the Average Annual Total Returns table show performance for the Fund's Institutional Class shares. The Fund's
            Administrative
  PIMCO Funds: Multi-Manager Series
24

            Class shares were not outstanding during the time periods shown. Performance information shown in the Average Annual Total Returns table for the Administrative Class shares is based on performance of the Fund's Institutional Class shares, adjusted to reflect the actual distribution and/or service (12b-1) fees and other expenses paid by the Administrative Class shares. For periods prior to the inception of Institutional Class shares (3/31/00), performance information shown in the bar chart (including the information to its right) and the Average Annual Total Returns table for Institutional Class shares and Administrative Class shares is based on the performance of the Fund's Class A shares, which are offered in a different prospectus.The Class A performance has been adjusted to reflect that there are no sales charges (loads) and lower administrative fees and other expenses paid by Institutional Class and Administrative Class shares (including no distribution and/or service (12b-1) fees paid by Institutional Class shares). The performance for the year 2000 benefitted to a large extent from the result of investments in IPOs and market conditions in the first quarter of 2000. This performance may not be repeated in the future. Past performance is no guarantee of future results.


            Calendar Year Total Returns -- Institutional Class

                                                            Highest and Lowest
                                                            Quarter Returns
                                                            (for periods shown
                                                            in the bar chart)
                                                            --------------------
                                                            Highest (1st Qtr.
                                                            '00)         101.70%
                                                            --------------------
                                                            Lowest (3rd Qtr.
                                                            '01)         -44.69%
                                  [CHART]

                               Annual Return

                                2000    2001
                                ----    ----
                               41.92% -39.38%

                  Calendar Year End (through 12/31)

            Average Annual Total Returns (for periods ended 12/31/01)

                                                                     Fund Inception
                                           1 Year                    (12/31/99)(/3/)
            ------------------------------------------------------------------------
         Institutional Class               -39.38%                    -7.25%
            ------------------------------------------------------------------------
         Administrative Class              -39.56%                    -7.49%
            ------------------------------------------------------------------------
         NASDAQ Composite(/1/)             -21.05%                   -30.77%
            ------------------------------------------------------------------------
         Lipper Science and Technology(/2/)
                                           -37.55%                   -35.66%
            ------------------------------------------------------------------------

            (1) The NASDAQ Composite Index is an unmanaged market-value weighted index of all common stocks listed on the NASDAQ Stock Market. It is not possible to invest directly in the index.
            (2) The Lipper Science and Technology Fund Average is a total return performance average of funds tracked by Lipper Analytical Services, Inc. that invest 65% of their assets in science and technology stocks. It does not take into account sales charges.
            (3) The Fund began operations on 12/31/99. Index comparisons begin on 12/31/99.

--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Institutional Class or Administrative Class shares of the
of the      Fund:
Fund

            Shareholder Fees (fees paid directly from your investment)None

            Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

                                  Distribution                 Total Annual
                         Advisory and/or Service Other         Fund Operating
         Share Class     Fees     (12b-1) Fees   Expenses(/1/) Expenses
            -----------------------------------------------------------------
         Institutional   1.00%    None           0.40%         1.40%
            -----------------------------------------------------------------
         Administrative  1.00     0.25%          0.40          1.65
            -----------------------------------------------------------------

            (1) Other Expenses reflects a 0.40% Administrative Fee paid by each class.

            Examples. The Examples below are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

         Share Class           Year 1             Year 3             Year 5             Year 10
            -----------------------------------------------------------------------------------
         Institutional          $143               $443               $766              $1,680
            -----------------------------------------------------------------------------------
         Administrative          168                520                897               1,955
            -----------------------------------------------------------------------------------

                                                                   Prospectus

            PIMCO Select International Fund

                                           Ticker Symbols: PIGIX (Inst. Class)
                                                           N/A (Admin. Class)
--------------------------------------------------------------------------------
Principal     Investment          Fund Focus              Approximate
Investments   Objective           Common stocks of        Capitalization Range
and           Seeks capital       non-U.S. issuers        More than $1 billion
Strategies    appreciation

                                  Approximate Number      Dividend Frequency
                                  of Holdings             At least annually
                                  70-100 (see below)

            The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in an international portfolio of common stocks and other equity securities of companies located outside of the United States. Although the Fund normally invests in issuers from at least five different countries, it may at times invest in fewer than five countries, or even a single country. The Fund typically invests in approximately 70 to 100 stocks, although in connection with its May 2001 acquisition of the PIMCO International Fund the Fund expects to invest in up to 250 stocks until at least the second quarter of 2002. Although the Fund invests primarily in developed market countries, it may also invest in developing, or "emerging," markets. The Fund has no other limits on geographic asset distribution and may invest in any foreign securities market in the world. The Fund may also invest in securities of foreign issuers traded on U.S. securities markets, but will normally not invest in U.S. issuers. The Fund invests most of its assets in foreign securities which trade in currencies other than the U.S. dollar and may invest directly in foreign currencies.

             The portfolio managers select securities for the Fund using a research-driven "bottom-up" approach that seeks to utilize the Sub-Adviser's global research capabilities to identify companies with above-average long-term growth prospects and attractive valuations and that possess a sustainable competitive advantage, such as superior or innovative products, personnel and distribution systems. The portfolio manager seeks to select those stocks with the best long-term performance expectations, using a broad range of company fundamentals, such as long-term growth prospects, price-to-earnings ratios and other valuation measures, dividend and profit growth, balance sheet strength and return on assets. The portfolio managers sell stocks in order to adjust or rebalance the Fund's portfolio and to replace companies with weakening fundamentals.

             The Fund may invest a substantial portion of its assets in the securities of small and medium capitalization companies. The Fund may utilize foreign currency exchange contracts and derivative instruments (such as stock index futures contracts), primarily for portfolio management and hedging purposes. The Fund may to a limited degree invest in equity securities other than common stocks (such as equity-linked securities, preferred stocks and convertible securities) and may invest up to 10% of its assets in other investment companies. In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in foreign and domestic fixed income securities and in equity securities of U.S. issuers. This would be inconsistent with the Fund's investment objective and principal strategies.

--------------------------------------------------------------------------------
            Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:
Principal Risks

              . Foreign Investment Risk     . Growth Securities Risk             . Focused Investment Risk
              . Emerging Market Risk        . Value Securities Risk              . Leveraging Risk
              . Currency Risk               . Smaller Company Risk               . Credit Risk
              . Market Risk                 . Liquidity Risk                     . Management Risk
              . Issuer Risk                 . Derivatives Risk

            Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------
Performance The top of the next page shows summary performance information for Information the Fund in a bar chart and an Average Annual Total Returns table.
            The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund's Institutional Class shares.
            For periods prior to the inception of Administrative Class shares (12/29/00), performance information shown in the Average Annual Total Returns table for Administrative Class shares is based on the performance of the Fund's Institutional Class shares, adjusted to reflect the actual distribution and/or service (12b-1) fees and other expenses paid by Administrative Class shares. The performance information on the next page for periods prior to May
            8, 2000, reflects the Fund's advisory fee rate in effect prior to that date (0.85% per annum), which is higher than the current rate (0.75% per annum). Prior to November 1, 2000, the Fund had different sub-advisers and would not necessarily have achieved the performance results shown on the next page under its current investment management arrangements. In addition, the Fund changed its investment objectives and policies on November 1, 2000; the performance results shown on the next page would not necessarily have been achieved had the Fund's current objectives and policies then been in effect. Past performance is no guarantee of future results.
  PIMCO Funds: Multi-Manager Series
26

            Calendar Year Total Returns -- Institutional Class

                                                            Highest and Lowest
                                                            Quarter Returns
                                                            (for periods shown
                                                            in the bar chart)
                                                            --------------------
                                                            Highest (4th Qtr.
                                                            '99)          47.11%
                                                            --------------------
                                                            Lowest (3rd Qtr.
                                                            '98)         -17.79%
                                  [CHART]

                               Annual Return

                        1998    1999    2000    2001
                        ----    ----    ----    ----
                       39.40% 109.71% -26.10% -28.94%

                  Calendar Year End (through 12/31)

            Average Annual Total Returns (for periods ended 12/31/01)

                                                                  Fund Inception
                                                    1 Year        (12/31/97)(/3/)
            ---------------------------------------------------------------------
         Institutional Class                        -28.94%       11.31%
            ---------------------------------------------------------------------
         Administrative Class                       -29.15%       11.02%
            ---------------------------------------------------------------------
         MSCI EAFE Index(/1/)                       -21.21%        0.95%
            ---------------------------------------------------------------------
         Lipper International Fund Average(/2/)     -21.71%        1.18%
            ---------------------------------------------------------------------

            (1) The Morgan Stanley Capital International EAFE (Europe, Australasia, Far East) ("MSCI EAFE") Index is a widely recognized, unmanaged index of issuers in countries of Europe, Australia and the Far East. It is not possible to invest directly in the index.
            (2) The Lipper International Fund Average is a total return performance average of funds tracked by Lipper Analytical Services, Inc. that invest their assets in securities whose primary trading markets are outside of the United States. It does not take into account sales charges.
            (3) The Fund began operations on 12/31/97. Index comparisons begin on 12/31/97.

--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Institutional Class or Administrative Class shares of the
of the      Fund:
Fund

            Shareholder Fees (fees paid directly from your investment) None

            Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

                                  Distribution                 Total Annual
                         Advisory and/or Service Other         Fund Operating
         Share Class     Fees     (12b-1) Fees   Expenses(/1/) Expenses
            ------------------------------------------------------------------
         Institutional   0.75%    None           0.57%         1.32%
            ------------------------------------------------------------------
         Administrative  0.75     0.25%          0.50          1.50
            ------------------------------------------------------------------
            (1)  Other Expenses reflects a 0.50% Administrative Fee paid by each class and 0.07% in other expenses attributable to
                 Institutional Class shares during the most recent fiscal
                 year.

            Examples. The Examples below are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

         Share Class     Year 1   Year 3         Year 5        Year 10
            ------------------------------------------------------------------
         Institutional   $134     $418           $723          $1,590
            ------------------------------------------------------------------
         Administrative   153      474            818           1,791
            ------------------------------------------------------------------

                                                                   Prospectus

            PIMCO Mega-Cap Fund
                                              Ticker Symbols: N/A (Inst. Class)
                                                              N/A (Admin. Class)
--------------------------------------------------------------------------------
Principal     Investment         Fund Focus               Approximate
Investments   Objective          Very large               Capitalization Range
and           Seeks long-term    capitalization           The largest 250
Strategies    growth of capital  common stocks            publicly traded
                                                          companies (in terms
                                 Approximate Number       of market
                                 of Holdings              capitalizations)
                                 40-60
                                                          Dividend Frequency
                                                          At least annually

            The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of companies with very large market capitalizations that have improving fundamentals (based on growth criteria) and whose stock is reasonably valued by the market (based on value criteria).

             In making investment decisions for the Fund, the portfolio management team considers the 250 largest publicly traded companies (in terms of market capitalization) in the U.S. The team screens the stocks in this universe for a series of growth criteria, such as dividend growth, earnings growth, relative growth of earnings over time (earnings momentum) and the company's history of meeting earnings targets (earnings surprise), and also value criteria, such as price-to-earnings, price-to-book and price-to-cash flow ratios. The team then selects individual stocks by subjecting the top portion of the stocks in the screened universe to a rigorous analysis of company factors, such as strength of management, competitive industry position, and business prospects, and financial statement data, such as earnings, cash flows and profitability. The team may interview company management in making investment decisions. The Fund's capitalization criteria applies at the time of investment.

             The portfolio management team rescreens the universe frequently and seeks to consistently achieve a favorable balance of growth and value characteristics for the Fund. The team looks to sell a stock when it has negative earnings surprises, or shows poor price performance relative to all stocks in the Fund's capitalization range or to companies in the same business sector. A stock may also be sold if its weighting in the portfolio becomes excessive (normally above 2% of the Fund's investments). The Fund has in the past invested a significant portion of its assets in technology or technology-related companies, although there is no assurance that it will continue to do so in the future.

             The Fund intends to be fully invested in common stock (aside from certain cash management practices) and will not make defensive investments in response to unfavorable market and other conditions.

--------------------------------------------------------------------------------
Principal   Among the principal risks of investing in the Fund, which could
Risks       adversely affect its net asset value, yield and total return, are:

             . Market Risk             . Growth Securities Risk    . Focused Investment Risk
             . Issuer Risk             . Credit Risk               . Management Risk
             . Value Securities Risk   . Technology Related Risk

            Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------
Performance The top of the next page shows summary performance information for Information the Fund in a bar chart and an Average Annual Total Returns table.
            The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund's Institutional Class shares.
            The Fund's Administrative Class shares were not outstanding during the time periods shown. Performance information shown in the
            Average Annual Total Returns table for the Administrative Class shares is based on the performance of the Fund's Institutional
            Class shares, adjusted to reflect the actual distribution and/or service (12b-1) fees and other expenses paid by Administrative
            Class shares. Past performance is no guarantee of future results. PIMCO Funds: Multi-Manager Series
28

            Calendar Year Total Returns -- Institutional Class




                                                            Highest and Lowest
                                                            Quarter Returns
                                                            (for periods shown
                                                            in the bar chart)
                                                            --------------------
                                                            Highest (4th Qtr.
                                                            '01)          18.14%
                                                            --------------------
                                                            Lowest (1st Qtr.
                                                            '01)         -27.83%

                                  [CHART]

                               Annual Return

                                2000    2001
                                ----    ----
                               -4.27% -32.12%
                  Calendar Year End (through 12/31)

            Average Annual Total Returns (for periods ended 12/31/01)

                                                                        Fund Inception
                                              1 Year                    8/31/99 (/3/)
            --------------------------------------------------------------------------
         Institutional Class                  -32.12%                   -8.76%
            --------------------------------------------------------------------------
         Administrative Class                 -32.30%                   -8.98%
            --------------------------------------------------------------------------
         S&P 500 Index(/1/)                   -11.87%                   -4.64%
            --------------------------------------------------------------------------
         Lipper Multi-Cap Core(/2/)           -10.89%                    0.29%
            --------------------------------------------------------------------------

            (1) The S&P 500 Index is an unmanaged index of large
                capitalization common stocks. It is not possible to invest directly in the index.
            (2) The Lipper Multi-Cap Core Funds Average is a total return performance average of funds tracked by Lipper Analytical Services, Inc. that invest in companies with a variety of capitalization ranges without concentrating in any one market capitalization range over an extended period of time.
                It does not take into account sales charges.
            (3) The Fund began operations on 8/31/99. Index comparisons begin on 8/31/99.

--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Institutional Class or Administrative Class shares of the
of the      Fund:
Fund

            Shareholder Fees (fees paid directly from your investment) None

            Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

                                  Distribution                 Total Annual
                         Advisory and/or Service Other         Fund Operating
         Share Class     Fees     (12b-1) Fees   Expenses(/1/) Expenses
            -----------------------------------------------------------------
         Institutional   0.45%    None           0.25%         0.70%
            -----------------------------------------------------------------
         Administrative  0.45     0.25%          0.25          0.95
            -----------------------------------------------------------------

            (1) Other Expenses reflects a 0.25% Administrative Fee paid by each class.

            Examples. The Examples below are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

         Share Class           Year 1             Year 3             Year 5             Year 10
            -----------------------------------------------------------------------------------
         Institutional          $72                $224               $390              $  871
            -----------------------------------------------------------------------------------
         Administrative          97                 303                525               1,166
            -----------------------------------------------------------------------------------

                                                                   Prospectus

            PIMCO Capital Appreciation Fund
                                            Ticker Symbols: PAPIX (Inst. Class)
                                                            PICAX (Admin. Class)
--------------------------------------------------------------------------------
Principal     Investment         Fund Focus               Approximate
Investments   Objective          Larger                   Capitalization Range
and           Seeks growth of    capitalization           At least $1 billion
Strategies    capital            common stocks
                                                          Dividend Frequency
                                 Approximate Number       At least annually
                                 of Holdings
                                 60-100

            The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of companies with larger market capitalizations that have improving fundamentals (based on growth criteria) and whose stock is reasonably valued by the market (based on value criteria).

             In making investment decisions for the Fund, the portfolio management team considers the 1,000 largest publicly traded companies (in terms of market capitalization) in the U.S. The team screens the stocks in this universe for a series of growth criteria, such as dividend growth, earnings growth, relative growth of earnings over time (earnings momentum) and the company's history of meeting earnings targets (earnings surprise), and also value criteria, such as price-to-earnings, price-to-book and price-to-cash flow ratios. The team then selects individual stocks by subjecting the top 10% of the stocks in the screened universe to a rigorous analysis of company factors, such as strength of management, competitive industry position, and business prospects, and financial statement data, such as earnings, cash flows and profitability. The team may interview company management in making investment decisions. The Fund's capitalization criteria applies at the time of investment.

             The portfolio management team rescreens the universe frequently and seeks to consistently achieve a favorable balance of growth and value characteristics for the Fund. The team looks to sell a stock when it has negative earnings surprises, or shows poor performance relative to all stocks in the Fund's capitalization range or to companies in the same business sector. A stock may also be sold if its weighting in the portfolio becomes excessive (normally above 2% of the Fund's investments).

             The Fund intends to be fully invested in common stock (aside from certain cash management practices) and will not make defensive investments in response to unfavorable market and other conditions.

--------------------------------------------------------------------------------
Principal   Among the principal risks of investing in the Fund, which could
Risks       adversely affect its net asset value, yield and total return, are:

              . Market Risk              . Growth Securities Risk       . Credit Risk
              . Issuer Risk              . Focused Investment Risk      . Management Risk
              . Value Securities Risk

            Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------
Performance The top of the next page shows summary performance information for Information the Fund in a bar chart and an Average Annual Total Returns table.
            The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund's Institutional Class shares.
            For periods prior to the inception of Administrative Class shares (7/31/96), performance information shown in the Average Annual
            Total Returns table for that class is based on the performance of the Fund's Institutional Class shares. The prior Institutional
            Class performance has been adjusted to reflect the actual distribution and/or service (12b-1) fees and other expenses paid by Administrative Class shares. Past performance is no guarantee of future results.
  PIMCO Funds: Multi-Manager Series
30

            Calendar Year Total Returns -- Institutional Class

                                                            Highest and Lowest
                                                            Quarter Returns
                                                            (for periods shown
                                                            in the bar chart)
                                                            --------------------
                                                            Highest (4th Qtr.
                                                            '99)          23.43%
                                                            --------------------
                                                            Lowest (1st Qtr.
                                                            '01)         -15.11%

                                  [CHART]

                               Annual Return

  1992    1993    1994    1995    1996    1997    1998    1999    2000    2001
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
  7.51%  17.70%  -4.26%  37.14%  26.79%  34.22%  17.59%   22.30  14.02% -18.89%
                  Calendar Year End (through 12/31)

            Average Annual Total Returns (for periods ended 12/31/01)

                                                               Fund Inception
                                      1 Year  5 Years 10 Years (3/8/91)(/3/)
            -----------------------------------------------------------------
         Institutional Class          -18.89% 12.29%  14.16%   15.21%
            -----------------------------------------------------------------
         Administrative Class         -19.08% 12.01%  13.88%   14.92%
            -----------------------------------------------------------------
         S&P 500 Index(/1/)           -11.87% 10.70%  12.94%   13.49%
            -----------------------------------------------------------------
         Lipper Large-Cap Core Funds
          Average(/2/)                -13.77%  8.19%  11.01%   11.71%
            -----------------------------------------------------------------

            (1) The S&P 500 Index is an unmanaged index of large
                capitalization common stocks. It is not possible to invest directly in the index.
            (2) The Lipper Large-Cap Core Funds Average is a total return performance average of funds tracked by Lipper Analytical Services, Inc. that invest primarily in companies with market capitalizations of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index.
                It does not take into account sales charges. The Lipper Large-Cap Core Funds Average replaced the Lipper Multi-Cap Core Funds Average (which tracks funds that invest in companies with a variety of capitalization ranges without concentrating in any one market capitalization range over an extended period of time) as the Fund's comparative average because PIMCO Advisors believes the Lipper Large-Cap Core Funds Average is more representative of the Fund's investment strategies. For the periods ended December 31, 2001, the 1 Year, 5 Years, 10 Years and Fund Inception average annual total returns of the Lipper Multi-Cap Core Funds Average were - 10.89%, 9.58%, 11.93% and 12.35% respectively.
            (3) The Fund began operations on 3/8/91. Index comparisons begin on 2/28/91.

--------------------------------------------------------------------------------
Fees and
Expenses    These tables describe the fees and expenses you may pay if you buy
of the      and hold Institutional Class or Administrative Class shares of the
Fund        Fund:

            Shareholder Fees (fees paid directly from your investment) None

            Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

                                  Distribution                 Total Annual
                         Advisory and/or Service Other         Fund Operating
         Share Class     Fees     (12b-1) Fees   Expenses(/1/) Expenses
            ------------------------------------------------------------------
         Institutional   0.45%    None           0.25%         0.70%
            ------------------------------------------------------------------
         Administrative  0.45     0.25%          0.25          0.95
            ------------------------------------------------------------------
            (1) Other Expenses reflects a 0.25% Administrative Fee paid by each class.

            Examples. The Examples below are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

         Share Class     Year 1   Year 3         Year 5        Year 10
            ------------------------------------------------------------------
         Institutional   $72      $224           $390          $  871
            ------------------------------------------------------------------
         Administrative   97       303            525           1,166
            ------------------------------------------------------------------

                                                                   Prospectus

            PIMCO Mid-Cap Fund
                                            Ticker Symbols: PMGIX (Inst. Class)
                                                            PMCGX (Admin. Class)
--------------------------------------------------------------------------------
Principal     Investment         Fund Focus               Approximate
Investments   Objective          Medium                   Capitalization
and           Seeks growth       capitalization           Range
Strategies    of capital         common stocks            More than $500
                                                          million (excluding
                                 Approximate Number       the largest 200
                                 of Holdings              companies)
                                 60-100
                                                          Dividend Frequency
                                                          At least annually

            The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of companies with medium market capitalizations that have improving fundamentals (based on growth criteria) and whose stock is reasonably valued by the market (based on value criteria).

             In making investment decisions for the Fund, the portfolio management team considers companies in the U.S. market with market capitalizations of more than $500 million, but excluding the 200 largest capitalization companies. The team screens the stocks in this universe for a series of growth criteria, such as dividend growth, earnings growth, relative growth of earnings over time (earnings momentum) and the company's history of meeting earnings targets (earnings surprise), and also value criteria, such as price-to-earnings, price-to-book and price-to-cash flow ratios. The team then selects individual stocks by subjecting the top 10% of the stocks in the screened universe to a rigorous analysis of company factors, such as strength of management, competitive industry position, and business prospects, and financial statement data, such as earnings, cash flows and profitability. The team may interview company management in making investment decisions. The Fund's capitalization criteria applies at the time of investment.

             The portfolio management team rescreens the universe frequently and seeks to consistently achieve a favorable balance of growth and value characteristics for the Fund. The team looks to sell a stock when it has negative earnings surprises, or shows poor price performance relative to all stocks in the Fund's capitalization range or to companies in the same business sector. A stock may also be sold if its weighting in the portfolio becomes excessive (normally above 2% of the Fund's investments).

             The Fund intends to be fully invested in common stock (aside from certain cash management practices) and will not make defensive investments in response to unfavorable market and other conditions.

--------------------------------------------------------------------------------
Principal   Among the principal risks of investing in the Fund, which could
Risks       adversely affect its net asset value, yield and total return, are:

               . Market Risk             . Growth Securities Risk  . Focused Investment Risk
               . Issuer Risk             . Smaller Company Risk    . Credit Risk
               . Value Securities Risk   . Liquidity Risk          . Management Risk

            Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------
Performance The top of the next page shows summary performance information for Information the Fund in a bar chart and an Average Annual Total Returns table.
            The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund's Institutional Class shares.
            For periods prior to the inception of Administrative Class shares (11/30/94), performance information shown in the Average Annual Total Returns table for that class is based on the performance of the Fund's Institutional Class shares. The prior Institutional
            Class performance has been adjusted to reflect the actual distribution and/or service (12b-1) fees and other expenses paid by Administrative Class shares. Past performance is no guarantee of future results.
  PIMCO Funds: Multi-Manager Series
32

            Calendar Year Total Returns -- Institutional Class

                                                            Highest and Lowest
                                                            Quarter Returns
                                                            (for periods shown
                                                            in the bar chart)
                                                            --------------------
                                                            Highest (1st Qtr.
                                                            '00)          23.82%
                                                            --------------------
                                                            Lowest (3rd Qtr.
                                                            '98)         -14.40%
                                  [CHART]

                               Annual Return

  1992    1993    1994    1995    1996    1997    1998    1999    2000    2001
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
  9.18%  15.77%  -2.36%  37.29%  23.36%  34.17%   7.93%  12.98%  28.44% -19.35%


                  Calendar Year End (through 12/31)

            Average Annual Total Returns (for periods ended 12/31/01)

                                                              Fund Inception
                                     1 Year  5 Years 10 Years (8/26/91)(/3/)
            ----------------------------------------------------------------
         Institutional Class         -19.35% 11.13%  13.48%   14.35%
            ----------------------------------------------------------------
         Administrative Class        -19.53% 10.90%  13.22%   14.09%
            ----------------------------------------------------------------
         Russell Mid-Cap Index(/1/)   -5.62% 11.40%  13.58%   13.98%
            ----------------------------------------------------------------
         Lipper Mid-Cap Core Funds
          Average(/2/)
                                      -3.63% 11.62%  12.98%   13.50%
            ----------------------------------------------------------------

            (1) The Russell Mid-Cap Index is an unmanaged index of middle capitalization U.S. stocks. It is not possible to invest directly in the index.
            (2) The Lipper Mid-Cap Funds Average is a total return performance average of funds tracked by Lipper Analytical Services, Inc. that invest primarily in companies with market capitalizations of less than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index.
                 It does not take into account sales charges.
            (3) The Fund began operations on 8/26/91. Index comparisons begin on 8/31/91.

--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Institutional Class or Administrative Class shares of the
of the      Fund:
Fund

            Shareholder Fees (fees paid directly from your investment) None

            Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

                                  Distribution                 Total Annual
                         Advisory and/or Service Other         Fund Operating
         Share Class     Fees     (12b-1) Fees   Expenses(/1/) Expenses
            ------------------------------------------------------------------
         Institutional   0.45%    None           0.25%         0.70%
            ------------------------------------------------------------------
         Administrative  0.45     0.25%          0.25          0.95
            ------------------------------------------------------------------
            (1)  Other Expenses reflects a 0.25% Administrative Fee paid by each class.

            Examples. The Examples below are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

         Share Class     Year 1   Year 3         Year 5        Year 10
            ------------------------------------------------------------------
         Institutional   $72      $224           $390          $  871
            ------------------------------------------------------------------
         Administrative   97       303            525           1,166
            ------------------------------------------------------------------

                                                                   Prospectus

            PIMCO Micro-Cap Fund
                                           Ticker Symbols:  PMCIX  (Inst. Class)
                                                            PMGAX (Admin. Class)
--------------------------------------------------------------------------------
Principal     Investment Objective Fund Focus         Approximate Capitalization
Investments   Seeks long-term      Very small         Range
and           growth of capital    capitalization     Less than $250 million
Strategies                         common stocks
                                                      Dividend Frequency
                                   Approximate Number At least annually
                                   of Holdings
                                   60-100

            The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of companies with very small market capitalizations that have improving fundamentals (based on growth criteria) and whose stock is reasonably valued by the market (based on value criteria).

             In making investment decisions for the Fund, the portfolio management team considers companies in the U.S. market with market capitalizations of less than $250 million. The team screens the stocks in this universe for a series of growth criteria, such as dividend growth, earnings growth, relative growth of earnings over time (earnings momentum) and the company's history of meeting earnings targets (earnings surprise), and also value criteria, such as price-to-earnings, price-to-book and price-to-cash flow ratios. The team then selects individual stocks by subjecting the top 10% of the stocks in the screened universe to a rigorous analysis of company factors, such as strength of management, competitive industry position, and business prospects, and financial statement data, such as earnings, cash flows and profitability. The team may interview company management in making investment decisions. The Fund's capitalization criteria applies at the time of investment.

             The portfolio management team rescreens the universe frequently and seeks to consistently achieve a favorable balance of growth and value characteristics for the Fund. The team looks to sell a stock when it has negative earnings surprises, or shows poor price performance relative to all stocks in the Fund's capitalization range or to companies in the same business sector. A stock may also be sold if its weighting in the portfolio becomes excessive (normally above 3% of the Fund's investments). The Fund may invest a substantial portion of its assets in the securities of smaller capitalization companies and securities issued in initial public offerings (IPOs). The Fund has in the past invested a significant portion of its assets in technology or technology-related companies, although there is no assurance that it will continue to do so in the future.

             The Fund intends to be fully invested in common stock (aside from certain cash management practices) and will not make defensive investments in response to unfavorable market and other conditions.

--------------------------------------------------------------------------------
Principal   Among the principal risks of investing in the Fund, which could
Risks       adversely affect its net asset value, yield and total return, are:

              . Market Risk             . Smaller Company Risk    . Focused Investment Risk
              . Issuer Risk             . IPO Risk                . Credit Risk
              . Value Securities Risk   . Liquidity Risk          . Management Risk
              . Growth Securities Risk  . Technology Related Risk

            Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------
Performance The top of the next page shows summary performance information for Information the Fund in a bar chart and an Average Annual Total Returns table.
            The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund's Institutional Class shares.
            For periods prior to the inception of Administrative Class shares (4/1/96), performance information shown in the Average Annual
            Total Returns table for that class is based on the performance of the Fund's Institutional Class shares. The prior Institutional
            Class performance has been adjusted to reflect the actual distribution and/or service (12b-1) fees and other expenses paid by Administrative Class shares. Past performance is no guarantee of future results.
  PIMCO Funds: Multi-Manager Series
34

            Calendar Year Total Returns -- Institutional Class

                                                            Highest and Lowest
                                                            Quarter Returns
                                                            (for periods shown
                                                            in the bar chart)
                                                            --------------------
                                                            Highest (4th Qtr.
                                                            '01)          26.11%
                                                            --------------------
                                                            Lowest (3rd Qtr.
                                                            '98)         -20.71%

                                  [CHART]

                               Annual Return

         1994    1995    1996    1997    1998    1999    2000    2001
         ----    ----    ----    ----    ----    ----    ----    ----
         1.02%  36.25%  23.83%  36.69%  -3.88%   5.43%  17.81%  10.00%

                  Calendar Year End (through 12/31)

            Average Annual Total Returns (for periods ended 12/31/01)

                                                                  Fund Inception
                                                   1 Year 5 Years (6/25/93)(/3/)
            --------------------------------------------------------------------
         Institutional Class                       10.00% 12.41%  16.24%
            --------------------------------------------------------------------
         Administrative Class                       9.67% 12.14%  15.95%
            --------------------------------------------------------------------
         Russell 2000 Index(/1/)                    2.49%  7.52%  10.60%
            --------------------------------------------------------------------
         Lipper Small-Cap Core Funds Average(/2/)   7.66% 10.42%  12.02%
            --------------------------------------------------------------------

            (1) The Russell 2000 Index is a capitalized weighted broad based index of small capitalization U.S. stocks. It is not possible to invest directly in the index.
            (2) The Lipper Small-Cap Core Funds Average is a total return performance average of funds tracked by Lipper Analytical Services, Inc. that invest primarily in companies with market capitalizations (on a three-year weighted basis) of less than 250% of the dollar-weighted median market capitalization of the S&P Small-Cap 600 Index. It does not take into account sales charges.
            (3) The Fund began operations on 6/25/93. Index comparisons begin on 6/30/93.

--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Institutional Class or Administrative Class shares of the
of the      Fund:
Fund

            Shareholder Fees (fees paid directly from your investment) None

            Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

                                  Distribution                 Total Annual
                         Advisory and/or Service Other         Fund Operating
         Share Class     Fees     (12b-1) Fees   Expenses(/1/) Expenses
            ------------------------------------------------------------------
         Institutional   1.25%    None           0.25%         1.50%
            ------------------------------------------------------------------
         Administrative  1.25     0.25%          0.25          1.75
            ------------------------------------------------------------------
            (1)  Other Expenses reflects a 0.25% Administrative Fee paid by each class.

            Examples. The Examples below are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

         Share Class     Year 1   Year 3         Year 5        Year 10
            ------------------------------------------------------------------
         Institutional   $153     $474           $818          $1,791
            ------------------------------------------------------------------
         Administrative   178      551            949           2,062
            ------------------------------------------------------------------

                                                                   Prospectus

            PIMCO Equity Income Fund
                                           Ticker Symbols:  NFJEX (Inst. Class)
                                                            N/A (Admin. Class)
-------------------------------------------------------------------------------
Principal     Investment          Fund Focus              Approximate
Investments   Objective           Income producing        Capitalization
and           Seeks current       common stocks           Range
Strategies    income as a         with potential          More than $2
              primary             for capital             billion
              objective; long-    appreciation
              term growth of
              capital is a        Approximate             Dividend
              secondary           Number of               Frequency
              objective           Holdings                Quarterly
                                  40-50

            The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in income-producing (e.g., dividend-paying) common stocks of companies with market capitalizations of more than $2 billion at the time of investment.

             The Fund's initial selection universe consists of the 1,000 largest publicly traded companies (in terms of market capitalization) in the U.S. The portfolio managers classify the universe by industry. They then identify the most undervalued stocks in each industry based mainly on relative P/E ratios, calculated both with respect to trailing operating earnings and forward earnings estimates. From this group of stocks, the Fund buys approximately 25 stocks with the highest dividend yields. The portfolio managers then screen the most undervalued companies in each industry by dividend yield to identify the highest yielding stocks in each industry. From this group, the Fund buys approximately 25 additional stocks with the lowest P/E ratios.

             In selecting stocks, the portfolio managers consider quantitative factors such as price momentum (based on changes in stock price relative to changes in overall market prices), earnings momentum (based on analysts' earnings per share estimates and revisions to those estimates), relative dividend yields, valuation relative to the overall market and trading liquidity. The portfolio managers may replace a stock when a stock within the same industry group has a considerably higher dividend yield or lower valuation than the Fund's current holding.

             Under normal circumstances, the Fund intends to be fully invested in common stocks (aside from certain cash management practices). The Fund may temporarily hold up to 10% of its assets in cash and cash equivalents for defensive purposes in response to unfavorable market and other conditions. This would be inconsistent with the Fund's investment objective and principal strategies.

-------------------------------------------------------------------------------
Principal   Among the principal risks of investing in the Fund, which could
Risks       adversely affect its net asset value, yield and total return, are:

              . Market Risk        . Value Securities Risk    . Management Risk
              . Issuer Risk        . Credit Risk

            Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

-------------------------------------------------------------------------------
Performance The top of the next page shows summary performance information for Information the Fund in a bar chart and an Average Annual Total Returns table.
            The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart (including the information to its right) shows performance of the Fund's Institutional Class shares. Past performance is no guarantee of future results.
  PIMCO Funds: Multi-Manager Series
36

            Calendar Year Total Returns -- Institutional Class


                                                            Highest and Lowest
                                                            Quarter Returns
                                                            (for periods shown
                                                            in the bar chart)
                                                            --------------------
                                                            Highest (2nd Qtr.
                                                            '01)          12.07%
                                                            --------------------
                                                            Lowest (3rd Qtr.
                                                            '01)          -8.11%

                                  [CHART]

                               Annual Return

                                   2001
                                   ----
                                  16.40%

                  Calendar Year End (through 12/31)

            Average Annual Total Returns (for periods ended 12/31/01)

                                                                        Fund Inception
                                              1 Year                    (5/8/00)(/3/)
            --------------------------------------------------------------------------
         Institutional Class                   16.40%                    15.11%
            --------------------------------------------------------------------------
         Administrative Class                  16.10%                    14.80%
            --------------------------------------------------------------------------
         S&P 500 Index(/1/)                   -11.87%                   -12.05%
            --------------------------------------------------------------------------
         Lipper Equity Income Funds
          Average(/2/)                         -5.64%                     0.87%
            --------------------------------------------------------------------------

            (1) The S&P 500 Index is an unmanaged index of large
                capitalization common stocks. It is not possible to invest directly in the index.
            (2) The Lipper Equity Income Funds Average is a total return performance average of funds tracked by Lipper Analytical Services, Inc. that, by prospectus language and portfolio practice, seek relatively high current income and growth of income by investing at least 65% of their portfolio in dividend-paying equity securities. These funds' gross or net yield must be at least 125% of the average gross or net yield of the U.S. diversified equity fund universe. It does not take into account sales charges.
            (3) The Fund began operations on 5/8/00. Index comparisons begin on 4/30/00.

--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Institutional Class or Administrative Class shares of the
of the      Fund:
Fund

            Shareholder Fees (fees paid directly from your investment) None

            Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

                                  Distribution                 Total Annual
                         Advisory and/or Service Other         Fund Operating
         Share Class     Fees     (12b-1) Fees   Expenses(/1/) Expenses
            ------------------------------------------------------------------
         Institutional   0.45%    None           0.25%         0.70%
            ------------------------------------------------------------------
         Administrative  0.45     0.25%          0.25          0.95
            ------------------------------------------------------------------
            (1)  Other Expenses reflects a 0.25% Administrative Fee paid by each class.

            Examples. The Examples below are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

         Share Class     Year 1   Year 3         Year 5        Year 10
            ------------------------------------------------------------------
         Institutional   $72      $224           $390          $  871
            ------------------------------------------------------------------
         Administrative   97       303            525           1,166
            ------------------------------------------------------------------

                                                                   Prospectus

            PIMCO Basic Value Fund
                                             Ticker Symbols:  N/A (Inst. Class)
                                                              N/A (Admin. Class)
-------------------------------------------------------------------------------
Principal     Investment          Fund Focus              Approximate
Investments   Objective           Undervalued larger      Capitalization Range
and           Seeks long-term     capitalization          More than $2 billion
Strategies    growth of capital   common stocks
              and income

                                  Approximate Number      Dividend Frequency
                                  of Holdings             Quarterly
                                  40

            The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of companies with market capitalizations of more than $2 billion at the time of investment and below average P/E ratios relative to the market and their respective industry groups. To achieve income, the Fund invests a portion of its assets in income-producing (e.g., dividend-paying) common stocks.

             The Fund's initial selection universe consists of the 1,000 largest publicly traded companies (in terms of market capitalization) in the U.S. The portfolio managers classify the universe by industry. They then identify the most undervalued stocks in each industry based mainly on relative P/E ratios, calculated both with respect to trailing operating earnings and forward earnings estimates. After narrowing this universe to approximately 150 candidates, the portfolio managers select approximately 40 stocks for the Fund, each representing a different industry group. The portfolio managers select stocks based on a quantitative analysis of factors including price momentum (based on changes in stock price relative to changes in overall market prices), earnings momentum (based on analysts' earnings per share estimates and revisions to those estimates), relative dividend yields, valuation relative to the overall market and trading liquidity. The Fund's portfolio is generally rebalanced quarterly. The portfolio managers may also replace a stock when a stock within the same industry group has a considerably lower valuation than the Fund's current holding.

             Under normal circumstances, the Fund intends to be fully invested in common stocks (aside from certain cash management practices). The Fund may temporarily hold up to 10% of its assets in cash and cash equivalents for defensive purposes in response to unfavorable market and other conditions. This would be inconsistent with the Fund's investment objective and principal strategies.

-------------------------------------------------------------------------------
Principal   Among the principal risks of investing in the Fund, which could
Risks       adversely affect its net asset value, yield and total return, are:

            . Market Risk        . Value Securities Risk       . Management Risk
            . Issuer Risk        . Credit Risk

            Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

-------------------------------------------------------------------------------
Performance The top of the next page shows summary performance information for Information the Fund in a bar chart and an Average Annual Total Returns table.
            The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart (including the information to its right) and the Average Annual Total Returns table show performance of the Fund's Institutional Class shares. The Fund's Administrative Class shares were not outstanding during the time periods shown. Performance information shown in the Average Annual Total Returns table for the Administrative Class shares is based on performance of the Fund's Institutional Class shares, adjusted to reflect the actual distribution and/or service (12b-1) fees and other expenses paid by the Administrative Class shares. Past performance is no guarantee of future results.
  PIMCO Funds: Multi-Manager Series
38

            Calendar Year Total Returns -- Institutional Class

                                                            Highest and Lowest
                                                            Quarter Returns
                                                            (for periods shown
                                                            in the bar chart)
                                                            --------------------
                                                            Highest (4th Qtr.
                                                            '01)          11.45%
                                                            --------------------
                                                            Lowest (3rd Qtr.
                                                            '01)          -8.18%
                                  [CHART]

                               Annual Return

                                    2001
                                    ----
                                   12.82%

                  Calendar Year End (through 12/31)

            Average Annual Total Returns (for periods ended 12/31/01)

                                                                 Fund Inception
                                                      1 Year     (5/8/00)(/3/)
            -------------------------------------------------------------------
         Institutional Class                          12.82%     13.14%
            -------------------------------------------------------------------
         Administrative Class                         12.54%     12.86%
            -------------------------------------------------------------------
         Russell Mid-Cap Value Index(/1/)              2.33%     11.70%
            -------------------------------------------------------------------
         Lipper Multi-Cap Value Funds Average(/2/)    -1.78%     4.19%
            -------------------------------------------------------------------

            (1) The Russell Mid-Cap Value Index is an unmanaged index that measures the performance of medium capitalization companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. It is not possible to invest directly in the index.
            (2) The Lipper Multi-Cap Value Funds Average is a total return performance average of funds tracked by Lipper Analytical Services, Inc. that invest in companies with a variety of capitalization ranges without concentrating in any one market capitalization range over an extended period of time. It does not take into account sales charges.
            (3) The Fund began operations on 5/8/00. Index comparisons begin on 4/30/00.

--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Institutional Class or Administrative Class shares of the
of the      Fund:
Fund

            Shareholder Fees (fees paid directly from your investment) None

            Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

                                  Distribution                 Total Annual
                         Advisory and/or Service Other         Fund Operating
         Share Class     Fees     (12b-1) Fees   Expenses(/1/) Expenses
            ------------------------------------------------------------------
         Institutional   0.45%    None           0.25%         0.70%
            ------------------------------------------------------------------
         Administrative  0.45     0.25%          0.25          0.95
            ------------------------------------------------------------------
            (1) Other Expenses reflects a 0.25% Administrative Fee paid by each class.

            Examples. The Examples below are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

         Share Class     Year 1   Year 3         Year 5        Year 10
            ------------------------------------------------------------------
         Institutional   $72      $224           $390          $  871
            ------------------------------------------------------------------
         Administrative   97       303            525           1,166
            ------------------------------------------------------------------

                                                                   Prospectus

            PIMCO Small-Cap Value Fund
                                            Ticker Symbols: PSVIX (Inst. Class)
                                                            PVADX (Admin. Class)
--------------------------------------------------------------------------------
Principal     Investment          Fund Focus              Approximate
Investments   Objective           Undervalued smaller     Capitalization Range
and           Seeks long-term     capitalization          Between $100 million
Strategies    growth of capital   common stocks           and $1.5 billion
              and income
                                  Approximate Number      Dividend Frequency
                                  of Holdings             At least annually
                                  100

            The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of companies with market capitalizations of between $100 million and $1.5 billion at the time of investment and below-average P/E ratios relative to the market and their respective industry groups. To achieve income, the Fund invests a portion of its assets in income-producing (e.g., dividend-paying) common stocks.

              The Fund's initial selection universe consists of approximately
            4,500 stocks of companies within the Fund's capitalization range. The portfolio managers screen this universe to identify approximately 500 undervalued stocks representing approximately 160 industry groups. This screening process is based on a number of valuation factors, including P/E ratios (calculated both with respect to trailing operating earnings and forward earnings estimates) and price-to-sales, price-to-book value, and price-to-cash flow ratios. These factors are considered both on a relative basis (compared to other stocks in the same industry group) and on an absolute basis (compared to the overall market).

              From this narrowed universe, the portfolio managers select approximately 100 stocks for the Fund, each of which has close to equal weighting in the portfolio. They select stocks based on a quantitative analysis of factors including price momentum (based on changes in stock price relative to changes in overall market prices), earnings momentum (based on analysts' earnings-per-share estimates and revisions to those estimates), relative dividend yields and trading liquidity. The portfolio is also structured to have a maximum weighting of no more than 10% in any one industry. The portfolio managers may replace a stock if its market capitalization becomes excessive, if its valuation exceeds the average valuation of stocks represented in the S&P 500 Index, or when a stock within the same industry group has a considerably lower valuation than the Fund's current holding.

              Under normal circumstances, the Fund intends to be fully
            invested in common stocks (aside from certain cash management practices). The Fund may temporarily hold up to 10% of its assets in cash and cash equivalents for defensive purposes in response to unfavorable market and other conditions. This would be inconsistent with the Fund's investment objective and principal strategies.

--------------------------------------------------------------------------------
Principal   Among the principal risks of investing in the Fund, which could
Risks       adversely affect its net asset value, yield and total return, are:

              . Market Risk              . Smaller Company Risk       . Credit Risk
              . Issuer Risk              . Liquidity Risk             . Management Risk
              . Value Securities Risk    . Focused Investment Risk

            Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------
Performance The top of the next page shows summary performance information for Information the Fund in a bar chart and an Average Annual Total Returns table.
            The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund's Institutional Class shares.
            For periods prior to the inception of Administrative Class shares (11/1/95), performance information shown in the Average Annual
            Total Returns table for that class is based on the performance of the Fund's Institutional Class shares. The prior Institutional
            Class performance has been adjusted to reflect the actual distribution and/or service (12b-1) fees and other expenses paid by Administrative Class shares. Past performance is no guarantee of future results.
  PIMCO Funds: Multi-Manager Series
40

            Calendar Year Total Returns -- Institutional Class

                                                            Highest and Lowest
                                                            Quarter Returns
                                                            (for periods shown
                                                            in the bar chart)
                                                            --------------------
                                                            Highest (2nd Qtr.
                                                            "99)          16.39%
                                                            --------------------
                                                            Lowest (3rd Qtr.
                                                            "98)         -18.61%

                                  [CHART]

                               Annual Return

  1992    1993    1994    1995    1996    1997    1998    1999    2000    2001
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
 18.74%  13.84%  -3.69%  25.47%  27.72%  35.02%  -9.16%  -6.40%  21.65%  19.12%

                  Calendar Year End (through 12/31)

            Average Annual Total Returns (for periods ended 12/31/01)

                                                                 Fund Inception
                                   1 Year   5 Years   10 Years   (10/1/91)(/3/)
            -------------------------------------------------------------------
         Institutional Class       19.12%   10.72%    13.25%     13.57%
            -------------------------------------------------------------------
         Administrative Class      18.84%   10.44%    12.97%     13.28%
            -------------------------------------------------------------------
         Russell 2000 Index(/1/)    2.49%    7.52%    11.51%     11.82%
            -------------------------------------------------------------------
         Lipper Small-Cap Value Funds
          Average(/2/)
                                   16.39%   11.45%    13.39%     13.55%
            -------------------------------------------------------------------

            (1) The Russell 2000 Index is a capitalization weighted broad based index of 2,000 small capitalization U.S. stocks. It is not possible to invest directly in the index.
            (2) The Lipper Small-Cap Value Funds Average is a total return performance average of funds tracked by Lipper Analytical Services, Inc. that invest primarily in companies with market capitalizations of less than 250% of the dollar-weighted median market capitalization of the S&P Small-Cap 600 Index. It does not take into account sales charges.
            (3) The Fund began operations on 10/1/91. Index comparisons begin on 9/30/91.

--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Institutional Class or Administrative Class shares of the
of the      Fund:
Fund

            Shareholder Fees (fees paid directly from your investment) None

            Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

                                  Distribution                 Total Annual
                         Advisory and/or Service Other         Fund Operating
         Share Class     Fees     (12b-1) Fees   Expenses(/1/) Expenses
            ------------------------------------------------------------------
         Institutional   0.60%    None           0.25%         0.85%
            ------------------------------------------------------------------
         Administrative  0.60     0.25%          0.25          1.10
            ------------------------------------------------------------------
            (1)  Other Expenses reflects a 0.25% Administrative Fee paid by each class.

            Examples. The Examples below are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

         Share Class     Year 1   Year 3         Year 5        Year 10
            ------------------------------------------------------------------
         Institutional   $ 87     $271           $471          $1,049
            ------------------------------------------------------------------
         Administrative   112      350            606           1,340
            ------------------------------------------------------------------

                                                                   Prospectus

            PIMCO Tax-Efficient Equity Fund
                                            Ticker Symbols: N/A   (Inst. Class)
                                                            PTXAX (Admin. Class)
--------------------------------------------------------------------------------
Principal     Investment ObjectiveFund Focus              Approximate
Investments   Seeks maximum       A portion of the        Capitalization Range
and           after-tax growth    common stocks           More than $5 billion
Strategies    of capital          represented in
                                  the S&P 500 Index       Dividend Frequency
                                                          At least annually
                                  Approximate Number
                                  of Holdings
                                  More than 200

            The Fund attempts to provide a total return which exceeds the return of the S&P 500 Index by investing in a broadly diversified portfolio of at least 200 common stocks. The Fund also attempts to achieve higher after-tax returns for its shareholders by using a variety of tax-efficient management strategies.

             The Fund seeks to achieve its investment objective by normally investing at least 95% of its assets in stocks represented in the S&P 500 Index. The Fund's portfolio is designed to have certain characteristics that are similar to those of the index, including such measures as dividend yield, P/E ratio, relative volatility, economic sector exposure, return on equity and market price-to-book value ratio. The Fund's return is intended to correlate highly with the return of the S&P 500 Index, but the portfolio managers attempt to produce a higher total return than the index by selecting a portion of the stocks represented in the index using the quantitative techniques described below. The portfolio managers also use these techniques to make sell decisions. Notwithstanding these strategies, there is no assurance that the Fund's investment performance will equal or exceed that of the S&P 500 Index.

             The Fund intends to be fully invested in common stock (aside from certain cash management practices) and will not make defensive investments in response to unfavorable market and other conditions.

             Quantitative Techniques. The portfolio managers use a proprietary quantitative model that identifies companies and industries that they believe have long-term (5 to 10 years) price appreciation potential. They analyze stock-specific factors, such as growth of sustainable earnings, as well as long-term strategic, demographic and technological factors. The Fund overweights securities the portfolio managers believe are attractive and underweights securities believed to be less attractive. Because of the portfolio managers' long-term view, the relative attractiveness of securities may change more slowly than would be the case if the portfolio managers had a shorter-term perspective.

             Tax-Efficient Strategies. The portfolio managers utilize a range of active tax management strategies designed to minimize the Fund's taxable distributions, including low portfolio turnover and favoring investments in low-dividend, growth-oriented companies. The portfolio managers also identify specific shares of stock to be sold that have the lowest tax cost. When prudent, stocks are also sold to realize capital losses in order to offset realized capital gains. In limited circumstances, the Fund may also distribute appreciated securities to shareholders to meet redemption requests so as to avoid realizing capital gains. Despite the use of these tax-efficient strategies, the Fund may realize gains and shareholders will incur tax liability from time to time.

--------------------------------------------------------------------------------
Principal   Among the principal risks of investing in the Fund, which could
Risks       adversely affect its net asset value, yield and total return, are:

             . Market Risk           . Growth Securities Risk  . Credit Risk
             . Issuer Risk           . Focused Investment Risk . Management Risk
             . Value Securities Risk . Leveraging Risk

            Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------
Performance The top of the next page shows summary performance information for Information the Fund in a bar chart and an Average Annual Total Returns table.
            The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund's Administrative Class shares. For periods prior to the inception of Institutional Class shares (7/2/99) and Administrative Class shares (9/30/98), performance information shown in the bar chart (including the information to its right) and in the Average Annual Total Returns table for those classes is based on the performance of the Fund's Class D shares, which are offered in a different prospectus. The prior Class D performance has been adjusted to reflect that there are lower administrative fees and other expenses paid by Institutional Class and Administrative Class shares (including no distribution and/or service (12b-1) fees paid by Institutional Class shares). Past performance is no guarantee of future results.
  PIMCO Funds: Multi-Manager Series
42

            Calendar Year Total Returns -- Administrative Class

                                                            Highest and Lowest
                                                            Quarter Returns
                                                            (for periods shown
                                                            in the bar chart)
                                                            --------------------
                                                            Highest (4th Qtr.
                                                            '98)          15.15%
                                                            --------------------
                                                            Lowest (3rd Qtr.
                                                            '01)         -15.32%

                                  [CHART]

                               Annual Return

                           1999    2000    2001
                           ----    ----    ----
                          17.66%  -9.52% -12.67%

                  Calendar Year End (through 12/31)

            Average Annual Total Returns (for periods ended 12/31/01)

                                                                 Fund Inception
                                                     1 Year      (7/10/98)(/3/)
            -------------------------------------------------------------------
         Administrative Class                        -12.67%     -0.61%
            -------------------------------------------------------------------
         Institutional Class                         -12.43%     -0.29%
            -------------------------------------------------------------------
         S&P 500 Index(/1/)                          -11.87%     1.65%
            -------------------------------------------------------------------
         Lipper Large-Cap Core Funds Average(/2/)    -13.77%     0.60%
            -------------------------------------------------------------------

            (1) The S&P 500 Index is an unmanaged index of large capitalization common stocks. It is not possible to invest directly in the index.
            (2) The Lipper Large-Cap Core Funds Average is a total return performance average of funds tracked by Lipper Analytical Services, Inc. that invest primarily in companies with market capitalizations of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. It does not take into account sales charges.
            (3) The Fund began operations on 7/10/98. Index comparisons begin on 6/30/98.


--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Institutional Class or Administrative Class shares of the
of the      Fund:
Fund

            Shareholder Fees (fees paid directly from your investment) None

            Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

                                  Distribution                 Total Annual
                         Advisory and/or Service Other         Fund Operating
         Share Class     Fees     (12b-1) Fees   Expenses(/1/) Expenses
            -----------------------------------------------------------------
         Institutional   0.45%    None           0.25%         0.70%
            -----------------------------------------------------------------
         Administrative  0.45     0.25%          0.25          0.95
            -----------------------------------------------------------------

            (1) Other Expenses reflects a 0.25% Administrative Fee paid by each class.

            Examples. The Examples below are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distribution, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

         Share Class           Year 1             Year 3             Year 5             Year 10
            -----------------------------------------------------------------------------------
         Institutional          $72                $224               $390              $  871
            -----------------------------------------------------------------------------------
         Administrative          97                 303                525               1,166
            -----------------------------------------------------------------------------------

                                                                   Prospectus

            PIMCO Structured Emerging Markets Fund
                                            Ticker Symbols: PSTIX  (Inst. Class)
                                                            N/A   (Admin. Class)
--------------------------------------------------------------------------------
Principal     Investment          Fund Focus              Approximate
Investments   Objective           Common stocks of        Capitalization Range
and           Seeks long-term     emerging market         All capitalizations
Strategies    growth of capital   issuers
                                                          Dividend Frequency
                                  Approximate Number      At least annually
                                  of Holdings
                                  More than 300

            The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of companies located in, or whose principal business operations are based in, emerging markets. The Fund is normally exposed to roughly 20 emerging market countries and invests in more than 300 stocks. The Fund invests most of its assets in foreign securities which trade primarily in currencies other than the U.S. dollar and may also invest directly in foreign currencies.

             The International Finance Corporation Investable Composite Index
            is the primary source for identifying emerging market countries for the Fund. The portfolio managers may identify other emerging market countries on the basis of market capitalization and liquidity, as well as their inclusion (or consideration for inclusion) as emerging market countries in other broad-based market indexes.

             The portfolio managers follow a disciplined and systematic investment process that emphasizes diversification and fairly consistent allocation among countries, industries and issuers. They select countries based on factors such as level of economic development (with emphasis on GNP per capita and local economic diversification) and the maturity of equity markets in the country (with emphasis on freedom of investment flows and development of legal, regulatory, banking and settlement systems). They assign equal weight to most countries represented in the portfolio unless the size of a country's equity market is prohibitive. Countries with smaller equity markets (i.e., less than $5 billion of market capitalization) are assigned one-half the weight of countries with larger equity markets. The portfolio managers divide all issuers in each eligible country into the following five broad economic sector groups: financial, industrial, consumer, utilities and natural resources. The Fund attempts to maintain exposure across all five sectors in each country. The portfolio managers purchase and sell individual stocks based on such factors as liquidity, industry representation, performance relative to industry and long-term profitability. A stock may also be sold when the portfolio managers believe its relative weighting in the portfolio has become excessive.

             Aside from certain cash management practices, the Fund intends to invest substantially all of its assets in common stocks and other equity and equity-linked securities (including preferred stocks and convertible securities) and will not make defensive investments in response to unfavorable market and other conditions. The Fund may use derivatives.

--------------------------------------------------------------------------------
Principal   Among the principal risks of investing in the Fund, which could
Risks       adversely affect its net asset value, yield and total return, are:

              . Foreign Investment Risk   . Value Securities Risk    . Focused Investment Risk
              . Emerging Markets Risk     . Growth Securities Risk   . Leveraging Risk
              . Currency Risk             . Smaller Company Risk     . Credit Risk
              . Market Risk               . Liquidity Risk           . Management Risk
              . Issuer Risk               . Derivatives Risk

            Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.
  PIMCO Funds: Multi-Manager Series
44

--------------------------------------------------------------------------------
Performance Shown below is summary performance information for the Fund in a Information bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund's Institutional Class shares, but the returns do not reflect the impact of a 1.00% Fund Reimbursement
            Fee charged both at the time of purchase and at the time of redemption. If they did, the returns would be lower than those shown. The Fund's Administrative Class shares were not outstanding during the time periods shown. Performance information shown in the Average Annual Total Returns table for Administrative Class shares is based on the performance of the Fund's Institutional
            Class shares, adjusted to reflect the actual distribution and/or service (12b-1) fees and other expenses paid by Administrative
            Class shares. Unlike the bar chart, performance figures for Institutional Class and Administrative Class shares in the Average Annual Total Returns table reflect the impact of Fund
            Reimbursement Fees. Past performance is no guarantee of future results.

            Calendar Year Total Returns -- Institutional Class

                                                            Highest and Lowest
                                                            Quarter Returns
                                                            (for periods shown
                                                            in the bar chart)
                                                            --------------------
                                                            Highest (3rd Qtr.
                                                            '98)          31.36%
                                                            --------------------
                                                            Lowest (2nd Qtr.
                                                            '00)         -20.60%
                                  [CHART]

                               Annual Return

                            1999    2000    2001
                            ----    ----    ----
                           65.04% -26.15%  -3.92%

                  Calendar Year End (through 12/31)

            Average Annual Total Returns (for periods ended 12/31/01)

                                                                 Fund Inception
                                                      1 Year     (6/30/98)(/3/)
            -------------------------------------------------------------------
         Institutional Class                          -3.92%     2.45%
            -------------------------------------------------------------------
         Administrative Class                         -4.17%     2.19%
            -------------------------------------------------------------------
         IFC Investable Composite Index(/1/)           1.66%     1.94%
            -------------------------------------------------------------------
         Lipper Emerging Markets Fund Average(/2/)    -2.94%     0.05%
            -------------------------------------------------------------------

            (1) The IFC Investable Composite Index is an unmanaged index representing the movements of stock prices and total returns in emerging stock markets taking into consideration foreign investment restrictions and stock screening for minimum size and liquidity. It is not possible to invest directly in the index.
            (2) The Lipper Emerging Markets Fund Average is a total return performance average of funds tracked by Lipper Analytical Services, Inc. that have an investment objective of long-term capital appreciation through investing at least 65% of their total assets in "emerging markets" (as determined by a country's GNP per capita or other economic measures) securities. It does not take into account sales charges.
            (3) The Fund began operations on 6/30/98. Index comparisons begin on 6/30/98.
                                                                   Prospectus

--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Institutional Class or Administrative Class shares of the
of the      Fund:
Fund

            Shareholder Fees (fees paid directly from your
            investment)                                            None

            Fund Reimbursement Fee (as a percentage of offering or 1.00%* exchange price or amount redeemed)

            * Unless a waiver applies, you will be charged a "Fund
              Reimbursement Fee" when you purchase, sell (redeem) or exchange Institutional Class or Administrative Class shares of the Fund. The fee will be equal to 1.00% of the net asset value of the shares purchased, redeemed or exchanged. Fund Reimbursement Fees are paid to and retained by the Fund and are not sales charges (loads). See "Purchases, Redemptions and Exchanges--Fund Reimbursement Fees."

            Average Fund Operating Expenses (expenses that are deducted from Fund assets):

                                  Distribution                 Total Annual
                         Advisory and/or Service Other         Fund Operating
         Share Class     Fees     (12b-1) Fees   Expenses(/1/) Expenses
            -----------------------------------------------------------------
         Institutional   0.45%    None           0.53%         0.98%
            -----------------------------------------------------------------
         Administrative  0.45     0.25%          0.53          1.23
            -----------------------------------------------------------------

            (1) Other Expenses reflects a 0.50% Administrative Fee paid by each class and 0.03% in other expenses attributable to Institutional Class shares during the most recent fiscal year, and estimated to be attributable to Administrative Class shares during the current fiscal year.

            Examples. The Examples below are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.*

            Assuming you redeem your shares at the end of each period.

         Share Class          Year 1           Year 3           Year 5           Year 10
            ----------------------------------------------------------------------------
         Institutional        $302             $520             $757             $1,436
            ----------------------------------------------------------------------------
         Administrative        327              597              888              1,717
            ----------------------------------------------------------------------------

            Assuming you do not redeem your shares.

         Share Class          Year 1           Year 3           Year 5           Year 10
            ----------------------------------------------------------------------------
         Institutional        $199             $409             $636             $1,289
            ----------------------------------------------------------------------------
         Administrative        224              486              769              1,574
            ----------------------------------------------------------------------------

            * The Examples assume the payment of a 1.00% Fund Reimbursement Fee both at the time of purchase and at the time of redemption even though such fees may be waived for certain investors. See "Purchases, Redemptions and Exchanges--Fund Reimbursement Fees."

  PIMCO Funds: Multi-Manager Series
46

            PIMCO Tax-Efficient Structured Emerging Markets Fund
                                             Ticker Symbols: PEFIX (Inst. Class)
                                                             N/A (Admin. Class)
--------------------------------------------------------------------------------
Principal     Investment          Fund Focus              Approximate
Investments   Objective           Common stocks of        Capitalization Range
and           Seeks long-term     emerging market         All capitalizations
Strategies    growth of           issuers
              capital; the Fund                           Dividend Frequency
              also seeks to       Approximate Number of   At least annually
              achieve superior    Holdings
              after-tax returns   More than 300
              for its
              shareholders by
              using a variety
              of tax-efficient
              management
              strategies

            The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of companies located in, or whose principal business operations are based in, emerging markets. The Fund is normally exposed to roughly 20 emerging market countries and invests in more than 300 stocks. The Fund invests most of its assets in foreign securities which trade primarily in currencies other than the U.S. dollar and may also invest directly in foreign currencies.

             The International Finance Corporation Investable Composite Index
            is the primary source for identifying emerging market countries for the Fund. The portfolio managers may identify other emerging market countries on the basis of market capitalization and liquidity, as well as their inclusion (or consideration for inclusion) as emerging market countries in other broad-based market indexes.

             The portfolio managers follow a disciplined and systematic investment process that emphasizes diversification and fairly consistent allocation among countries, industries and issuers. They select countries based on factors such as level of economic development (with emphasis on GNP per capita and local economic diversification) and the maturity of equity markets in the country (with emphasis on freedom of investment flows and development of legal, regulatory, banking and settlement systems). They assign equal weight to most countries represented in the portfolio unless the size of a country's equity market is prohibitive. Countries with smaller equity markets (i.e., less than $5 billion of market capitalization) are assigned one-half the weight of countries with larger equity markets. The portfolio managers divide all issuers in each eligible country into the following five broad economic sector groups: financial, industrial, consumer, utilities and natural resources. The Fund attempts to maintain exposure across all five sectors in each country. The portfolio managers purchase and sell individual stocks based on such factors as liquidity, industry representation, performance relative to industry and long-term profitability. A stock may also be sold when the portfolio managers believe its relative weighting in the portfolio has become excessive.

             Aside from certain cash management practices, the Fund intends to invest substantially all of its assets in common stocks and other equity and equity-linked securities (including preferred stocks and convertible securities) and will not make defensive investments in response to unfavorable market and other conditions. The Fund may use derivatives.

             Tax-Efficient Strategies. The portfolio managers utilize a range of active tax management strategies designed to minimize the Fund's taxable distributions, including low portfolio turnover and favoring investments in low-dividend, growth-oriented companies. The portfolio managers also identify specific shares of stock to be sold that have the lowest tax cost. When prudent, stocks are also sold to realize capital losses in order to offset realized capital gains. In limited circumstances, the Fund may also distribute appreciated securities to shareholders to meet redemption requests so as to avoid realizing capital gains. Despite the use of these tax-efficient strategies, the Fund may realize gains and shareholders will incur tax liability from time to time.

--------------------------------------------------------------------------------
Principal   Among the principal risks of investing in the Fund, which could
Risks       adversely affect its net asset value, yield and total return, are:

              .Foreign Investment Risk  .Value Securities Risk   .Focused Investment Risk
              .Emerging Markets Risk    .Growth Securities Risk  .Leveraging Risk
              .Currency Risk            .Smaller Company Risk    .Credit Risk
              .Market Risk              .Liquidity Risk          .Management Risk
              .Issuer Risk              .Derivatives Risk

            Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.
                                                                   Prospectus

--------------------------------------------------------------------------------
Performance Shown below is summary performance information for the Fund in a Information bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund's Institutional Class shares, but the returns do not reflect the impact of a 1.00% Fund Reimbursement
            Fee charged both at the time of purchase and at the time of redemption. If they did, the returns would be lower than those shown. The Fund's Administrative Class shares were not outstanding during the periods shown. Performance information shown in the Average Annual Total Returns table for Administrative Class shares is based on the performance of the Fund's Institutional Class shares, adjusted to reflect the actual distribution and/or service (12b-1) fees and other expenses paid by Administrative Class shares. Unlike the bar chart, performance figures for Institutional Class and Administrative Class shares in the Average Annual Total Returns table reflect the impact of Fund
            Reimbursement Fees. Past performance is no guarantee of future results.

            Calendar Year Total Returns -- Institutional Class

                                                            Highest and Lowest
                                                            Quarter Returns
                                                            (for periods shown
                                                            in the bar chart)
                                                            --------------------
                                                            Highest (2nd Qtr.
                                                            '99)          32.77%
                                                            --------------------
                                                            Lowest (3rd Qtr.
                                                            '01)         -16.56%

                                  [CHART]

                               Annual Return

                            1999    2000    2001
                            ----    ----    ----
                           72.61%  29.14%  -0.11%

                  Calendar Year End (through 12/31)

            Average Annual Total Returns (for periods ended 12/31/01)

                                                                 Fund Inception
                                                      1 Year     (6/30/98)(/3/)
            -------------------------------------------------------------------
         Institutional Class                          -0.11%     4.23%
            -------------------------------------------------------------------
         Administrative Class                         -0.36%     3.97%
            -------------------------------------------------------------------
         IFC Investable Composite Index(/1/)           1.66%     1.94%
            -------------------------------------------------------------------
         Lipper Emerging Markets Fund Average(/2/)    -2.94%     0.05%
            -------------------------------------------------------------------

            (1) The IFC Investable Composite Index is an unmanaged index representing the movements of stock prices and total returns in emerging stock markets taking into consideration foreign investment restrictions and stock screening for minimum size and liquidity. It is not possible to invest directly in the index.
            (2) The Lipper Emerging Markets Fund Average is a total return performance average of funds tracked by Lipper Analytical Services, Inc. that have an investment objective of long-term capital appreciation through investing at least 65% of their total assets in "emerging markets" (as determined by a country's GNP per capita or other economic measures) securities. It does not take into account sales charges.
            (3) The Fund began operations on 6/30/98. Index comparisons begin on 6/30/98.
  PIMCO Funds: Multi-Manager Series
48

--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Institutional Class or Administrative Class shares of the
of the      Fund:
Fund

            Shareholder Fees (fees paid directly from your
            investment)                                            None

            Fund Reimbursement Fee (as a percentage of offering or 1.00%* exchange price or amount redeemed)

            * Unless a waiver applies, you will be charged a "Fund
              Reimbursement Fee" when you purchase, sell (redeem) or exchange Institutional Class or Administrative Class shares of the Fund. The fee will be equal to 1.00% of the net asset value of the shares purchased, redeemed or exchanged. Fund Reimbursement Fees are paid to and retained by the Fund and are not sales charges (loads). See "Purchases, Redemptions and Exchanges--Fund Reimbursement Fees."

            Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

                                  Distribution                 Total Annual
                         Advisory and/or Service Other         Fund Operating
         Share Class     Fees     (12b-1) Fees   Expenses(/1/) Expenses
            -----------------------------------------------------------------
         Institutional   0.45%    None           0.56%         1.01%
            -----------------------------------------------------------------
         Administrative  0.45     0.25%          0.56          1.26
            -----------------------------------------------------------------

            (1) Other Expenses reflects a 0.50% Administrative Fee paid by each class and 0.06% in other expenses attributable to Institutional Class shares during the most recent fiscal year, and estimated to be attributable to Administrative Class shares during the current fiscal year.

            Examples. The Examples below are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.*

            Assuming you redeem your shares at the end of each period.

         Share Class           Year 1             Year 3             Year 5             Year 10
            -----------------------------------------------------------------------------------
         Institutional         $305               $530               $773               $1,470
            -----------------------------------------------------------------------------------
         Administrative         330                606                904                1,750
            -----------------------------------------------------------------------------------

            Assuming you do not redeem your shares.

         Share Class           Year 1             Year 3             Year 5             Year 10
            -----------------------------------------------------------------------------------
         Institutional         $202               $418               $652               $1,324
            -----------------------------------------------------------------------------------
         Administrative         227                496                785                1,607
            -----------------------------------------------------------------------------------

             * The Examples assume the payment of a 1.00% Fund Reimbursement Fee both at the time of purchase and at the time of redemption even though such fees may be waived for certain investors. See "Purchases, Redemptions and Exchanges--Fund Reimbursement Fees."
                                                                   Prospectus

            PIMCO Asset Allocation Fund

                                              Ticker Symbols: N/A (Inst. Class)
                                                              N/A (Admin. Class)
--------------------------------------------------------------------------------
Principal   Investment            Allocation Strategy     Target   Range
Investments Objective             Underlying Stock Funds  60%      50%-70%
and         Seeks long-term       Underlying Bond Funds   40%      30%-50%
Strategies  capital
            appreciation and
            current income

            Dividend Frequency
            Quarterly

            The Fund seeks to achieve its investment objective by normally investing approximately 60% (within a range of 50%--70%) of its assets in Underlying Stock Funds and approximately 40% (within a range of 30%--50%) of its assets in Underlying Bond Funds. The Fund's fixed income component may include a money market component. The Fund invests all of its assets in shares of the Underlying Funds and does not invest directly in stocks or bonds of other issuers. Please see "Additional Information About the Asset Allocation Fund" for additional information about the Fund, including information about how the Asset Allocation Committee allocates and reallocates the Fund's assets among particular Underlying Funds.

              The Fund may concentrate investments in a particular Underlying
            Fund by investing more than 25% of its assets in that Fund.

              Based on the Fund's equity/fixed income allocation strategy, it might be suitable for an investor with a medium-range time horizon who seeks a balance of long-term capital appreciation potential and income and has a medium tolerance for risk and volatility.

--------------------------------------------------------------------------------
Principal   Allocation Risk The Fund's investment performance depends upon how
Risks       its assets are allocated and reallocated among particular
            Underlying Funds. A principal risk of investing in the Fund is that the Asset Allocation Committee's allocation techniques and decisions and/or PIMCO Advisors' selection of Underlying Funds will not produce the desired results, and therefore the Fund may not achieve its investment objective.

            Underlying Fund Risks The value of your investment in the Fund is directly related to the investment performance of the Underlying Funds in which it invests. Therefore, the principal risks of investing in the Fund are closely related to the principal risks associated with the Underlying Funds and their investments. Because the Fund's allocation among the Underlying Funds will vary, an investment may be subject to any and all of these risks at different times and to different degrees.

            Among the principal risks of the Underlying Funds, which could adversely affect the net asset value, yield and total return of the Fund, are:

              .Market Risk             .Credit Risk              .Emerging Markets Risk
              .Issuer Risk             .High Yield Risk          .Currency Risk
              .Value Securities Risk   .Mortgage Risk            .Focused Investment Risk
              .Growth Securities Risk  .Liquidity Risk           .Leveraging Risk
              .Smaller Company Risk    .Derivatives Risk         .Management Risk
              .Interest Rate Risk      .Foreign Investment Risk

            Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks associated with the Underlying Funds and an investment in the Asset Allocation Fund.

  PIMCO Funds: Multi-Manager Series
50

--------------------------------------------------------------------------------
Performance The following shows summary performance information for the Fund Information in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of broad-based securities market indexes and an index of mutual funds. The bar chart, the information to its right and the Average Annual Total Returns table show performance of the Fund's Institutional Class shares. For periods prior to the inception of Institutional Class and Administrative Class shares (6/30/99), the Average Annual Total Returns table also shows estimated historical performance for those classes based on the performance of the Fund's Class A shares. The Class A performance has been adjusted to reflect that there are no sales charges and lower distribution and/or service (12b-1) fees (if any), administrative fees and other expenses paid by Institutional Class and Administrative Class shares. Past performance is no guarantee of future results.

            Calendar Year Total Returns -- Institutional Class

                                                            Highest and Lowest
                                                            Quarter Returns
                                                            (for periods shown
                                                            in the bar chart)
                                                            --------------------
                                                            Highest (4th Qtr.
                                                            '99)
                                                                           9.63%
                                                            --------------------
                                                            Lowest (3rd Qtr.
                                                            '01)
                                                                          -6.66%
                                  [CHART]

                               Annual Return

                           1999    2000    2001
                           ----    ----    ----
                          12.11%   4.15%  -3.26%

                  Calendar Year End (through 12/31)

            Average Annual Total Returns (for periods ended 12/31/01)

                                                                  Fund Inception
                                                      1 Year      (9/30/98)(/5/)
            --------------------------------------------------------------------
         Institutional Class                           -3.26%      7.40%
            --------------------------------------------------------------------
         Administrative Class                          -3.30%      7.21%
            --------------------------------------------------------------------
         Russell 3000 Index(/1/)                      -11.46%      5.85%
            --------------------------------------------------------------------
         Lehman Brothers Aggregate Bond Index(/3/)      8.44%      5.90%
            --------------------------------------------------------------------
         Lipper Balanced Fund Average(/3/)             -4.39%      5.34%
            --------------------------------------------------------------------
         Blended Index(/4/)                            -5.15%     -5.67%
            --------------------------------------------------------------------

            (1) The Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies based on total market capitalization. It is not possible to invest directly in the index.
            (2) The Lehman Brothers Aggregate Bond Index is an unmanaged index of investment grade, U.S. dollar-denominated fixed income securities of domestic issuers having a maturity greater than one year. It is not possible to invest directly in the index.
            (3) The Lipper Balanced Fund Average is a total return performance average of funds tracked by Lipper Analytical Services, Inc. whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. It does not take into account sales charges.
            (4) The Blended Index represents the blended performance of a hypothetical index developed by PIMCO Advisors made up of 48% Russell 3000 Index, 12% MSCI All Country World ex-U.S. Index and 40% Lehman Brothers Aggregate Bond Index. The Russell 3000 Index and Lehman Brothers Aggregate Bond Index are described above. The MSCI All Country World ex-U.S. Index is an unmanaged index of stocks representing both developed and emerging markets but excluding the United States. It is not possible to invest directly in these indices.
            (5) The Fund began operations on 9/30/98. Index comparisons begin on 9/30/98.
                                                                   Prospectus

--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Institutional Class or Administrative Class shares of the
of the      Fund:
Fund

            Shareholder Fees (fees paid directly from your investment)  None

            Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

                                                          Other Expenses
                                                 ---------------------------------
                                  Distribution                                     Total Annual
                         Advisory and/or Service Administrative Underlying         Fund Operating
         Share Class     Fees     (12b-1) Fees   Fees(/1/)      Fund Expenses(/2/) Expenses(/1/)
            -------------------------------------------------------------------------------------
         Institutional   None     None           0.15%          0.67%              0.82%
            -------------------------------------------------------------------------------------
         Administrative  None     0.25%          0.15           0.67               1.07
            -------------------------------------------------------------------------------------

            (1) The Administrative Fees for the Fund do not reflect a voluntary fee waiver of 0.05% currently in effect. While the fee waiver is in effect, actual Administrative Fees will be 0.10%, and Total Annual Fund Operating Expenses are estimated to be as follows: Institutional Class - 0.77%; Administrative Class - 1.02%.
            (2) Based on estimated expenses for the current fiscal year. Underlying Fund Expenses for the Fund are estimated based upon a recent allocation of the Fund's assets among Underlying Funds and upon the total annual operating expenses of Institutional Class shares of these Underlying Funds. For a listing of the expenses associated with each Underlying Fund, please see "Management of the Funds--PIMCO Asset Allocation Fund--Underlying Fund Expenses." Total Annual Fund Operating Expenses and the Examples set forth below are based on estimates of the Underlying Fund Expenses the Fund will incur. Actual Underlying Fund Expenses for the Fund are expected to vary with changes in the allocation of the Fund's assets, and may be higher or lower than those shown above.

            Examples. The Examples are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

         Share Class           Year 1             Year 3             Year 5             Year 10
            -----------------------------------------------------------------------------------
         Institutional         $ 84               $262               $455               $1,014
            -----------------------------------------------------------------------------------
         Administrative         109                340                590                1,306
            -----------------------------------------------------------------------------------

            Taking into account the Administrative Fees waiver described in footnote (1) above, the Examples for Years 1, 3, 5 and 10, respectively, are as follows: Institutional Class -- $79, $246, $427 and $973; Administrative Class -- $104, $324, $563 and $1,265.
  PIMCO Funds: Multi-Manager Series
52

                      (This page left blank intentionally)



                                                                   Prospectus

            Summary of Principal Risks

            The value of your investment in a Fund changes with the values of that Fund's investments. Many factors can affect those values. The factors that are most likely to have a material effect on a particular Fund's portfolio as a whole are called "principal risks." The principal risks of each Fund are identified in the Fund Summaries and are summarized in this section. Each Fund may be subject to additional principal risks and risks other than those described below because the types of investments made by each Fund can change over time. Securities and investment techniques mentioned in this summary and described in greater detail under "Characteristics and Risks of Securities and Investment Techniques" appear in bold type. That section and "Investment Objectives and Policies" in the Statement of Additional Information also include more information about the Funds, their investments and the related risks. There is no guarantee that a Fund will be able to achieve its investment objective. It is possible to lose money on each of the Funds.

Market      The market price of securities owned by a Fund may go up or down,
Risk        sometimes rapidly or unpredictably. Each of the Funds normally invests most of its assets in common stocks and/or other equity securities. A principal risk of investing in each Fund is that the equity securities in its portfolio may decline in value due to factors affecting equity securities markets generally or particular industries represented in those markets. The values of equity securities may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.

Issuer      The value of a security may also decline for a number of reasons
Risk        which directly relate to the issuer, such as management
            performance, financial leverage and reduced demand for the issuer's goods or services.

Value       Each Fund may invest in companies that may not be expected to
Securities  experience significant earnings growth, but whose securities its
Risk        portfolio manager believes are selling at a price lower than their true value. The Value, Renaissance, Growth & Income, Select
            International, Mega-Cap, Capital Appreciation, Mid-Cap, Micro-Cap,
            Equity Income, Basic Value, Small-Cap Value, Tax-Efficient Equity,
            Structured Emerging Markets and Tax-Efficient Structured Emerging
            Markets Funds may place particular emphasis on value securities.
            Companies that issue value securities may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. If a portfolio manager's assessment of a company's prospects is wrong, or if the market does not recognize the value of the company, the price of its securities may decline or may not approach the value that the portfolio manager anticipates.

Growth      Each Fund may invest in equity securities of companies that its
Securities  portfolio manager believes will experience relatively rapid
Risk        earnings growth. The Growth & Income, Growth, Select Growth,
            Target, Opportunity, Innovation, Healthcare Innovation, Global
            Innovation, Select International, Mega-Cap, Capital Appreciation,
            Mid-Cap, Micro-Cap, Tax-Efficient Equity, Structured Emerging
            Markets and Tax-Efficient Structured Emerging Markets Funds may place particular emphasis on growth securities. Growth securities typically trade at higher multiples of current earnings than other securities. Therefore, the values of growth securities may be more sensitive to changes in current or expected earnings than the values of other securities.

Smaller     The general risks associated with equity securities and liquidity
Company     risk are particularly pronounced for securities of companies with
Risk        smaller market capitalizations. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. They may also trade in the over-the-counter market or on a regional exchange, or may
  PIMCO Funds: Multi-Manager Series
54
            otherwise have limited liquidity. The Micro-Cap Fund, in particular, and the Innovation, Healthcare Innovation, Global
            Innovation, Opportunity and Small-Cap Value Funds generally have substantial exposure to this risk. The Growth & Income, Target, Select International and Mid-Cap Funds also have significant exposure to this risk because they invest substantial assets in companies with medium-sized market capitalizations, which are smaller and generally less seasoned than larger companies.

IPO Risk The Funds, particularly the Innovation, Global Innovation and Healthcare Innovation Funds, may purchase securities in initial public offerings (IPOs). These securities are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time a Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of Funds to which IPO securities are allocated increases, the number of securities issued to any one Fund may decrease. The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as a Fund increases in size, the impact of IPOs on the Fund's performance will generally decrease.

Liquidity   All of the Funds are subject to liquidity risk. Liquidity risk
Risk        exists when particular investments are difficult to purchase or sell, possibly preventing a Fund from selling such illiquid securities at an advantageous time or price. Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Derivatives All Funds except the Mega-Cap, Capital Appreciation, Mid-Cap,
Risk Micro-Cap, Equity Income, Basic Value, Small-Cap Value Funds may use derivatives, which are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The various derivative instruments that the Funds may use are referenced under "Characteristics and Risks of Securities and Investment Techniques--Derivatives" in this Prospectus and described in more detail under "Investment Objectives and Policies" in the Statement of Additional Information. The Funds may sometimes use derivatives as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Funds may also use derivatives for leverage, which increases opportunities for gain but also involves greater risk of loss due to leveraging risk. A Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. In addition, a Fund's use of derivatives may increase or accelerate the amount of taxes payable by shareholders. A Fund investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Sector      In addition to other risks, Funds that invest a substantial
Specific    portion of their assets in related industries (or "sectors") may
Risks       have greater risk because companies in these sectors may share common characteristics and may react similarly to market developments.

            Healthcare Related Risk. The Healthcare Innovation Fund concentrates its investments in the healthcare industry. Therefore, it is subject to risks particular to that industry, including rapid obsolescence of products
                                                                   Prospectus
            and services, patent expirations, risks associated with new regulations and changes to existing regulations, changes in government subsidy and reimbursement levels, and risks associated with the governmental approval process.

            Technology Related Risk. Because the Global Innovation and Innovation Funds concentrate their investments in companies which utilize innovative technologies, they are subject to risks particularly affecting those companies, such as the risks of short product cycles and rapid obsolescence of products and services, competition from new and existing companies, signficant losses and/or limited earnings, security price volatility and limited operating histories. Other Funds may also be subject to these risks to the extent they invest their assets in technology or technology-related companies.

Foreign     A Fund that invests in foreign securities, and particularly the
(non-       Global Innovation, Select International, Structured Emerging
U.S.)       Markets and Tax-Efficient Structured Emerging Markets Funds, may
Investment  experience more rapid and extreme changes in value than Funds that
Risk        invest exclusively in securities of U.S. issuers or securities that trade exclusively in U.S. markets. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries.
            Additionally, issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers.
            Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect a Fund's investments in a foreign country. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment in foreign securities. To the extent that a Fund, such as the Global Innovation, Select
            International, Structured Emerging Markets or Tax-Efficient
            Structured Emerging Markets Fund, invests a significant portion of its assets in a narrowly defined geographic area such as Europe, Asia or South America, the Fund will generally have more exposure to regional economic risks associated with foreign investments.
            Adverse conditions in certain regions (such as Southeast Asia) can also adversely affect securities of other countries whose economies appear to be unrelated. In addition, special U.S. tax considerations may apply to a Fund's investment in foreign securities.

Emerging    Foreign investment risk may be particularly high to the extent
Markets     that a Fund invests in emerging market securities of issuers based
Risk        in countries with developing economies. These securities may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign countries. The Structured Emerging
            Markets and Tax-Efficient Structured Emerging Markets Funds normally invest most of their assets in emerging market securities and are particularly sensitive to these risks. The Global
            Innovation and Select International Funds may also invest a significant portion of their assets in emerging market securities.
            In addition, the risks associated with investing in a narrowly defined geographic area (discussed above under "Foreign (non-U.S.)
            Investment Risk") are generally more pronounced with respect to investments in emerging market countries.

Currency    Funds that invest directly in foreign currencies or in securities
Risk        that trade in, and receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged. The Global Innovation, Select
            International, Structured Emerging Markets and Tax-Efficient
            Structured Emerging Markets Funds are particularly sensitive to currency risk. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political
            developments in the U.S. or abroad.
  PIMCO Funds: Multi-Manager Series
56

Focused     Focusing Fund investments in a small number of issuers, industries
Investment  or foreign currencies or regions increases risk. Funds, such as
Risk        the Select Growth Fund, that are "non-diversified" because they invest in a relatively small number of issuers may have more risk because changes in the value of a single security or the impact of a single economic, political or regulatory occurrence may have a greater adverse impact on the Fund's net asset value. Some of those issuers also may present substantial credit or other risks.
            The Global Innovation, Select International, Structured Emerging
            Markets and Tax-Efficient Structured Emerging Markets Funds may be subject to increased risk to the extent that they focus their investments in securities denominated in a particular foreign currency or in a narrowly defined geographic area outside the U.S., because companies in those areas may share common characteristics and are often subject to similar business risks and regulatory burdens, and their securities may react similarly to economic, market, political or other developments. Similarly, the Innovation and Global Innovation Funds are vulnerable to events affecting companies which use innovative technologies to gain a strategic, competitive advantage in their industry and companies that provide and service those technologies because these funds normally "concentrate" their investments in those companies. The Healthcare Innovation Fund is vulnerable to events affecting companies in the healthcare industry because this Fund normally "concentrates" its investments in those companies. Also, the Funds may from time to time have greater risk to the extent they invest a substantial portion of their assets in companies in related industries such as "technology" or "financial and business services," which may share common characteristics, are often subject to similar business risks and regulatory burdens, and whose securities may react similarly to economic, market, political or other developments.

Leveraging  Leverage, including borrowing, will cause the value of a Fund's
Risk        shares to be more volatile than if the Fund did not use leverage.
            This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund's portfolio securities. The Funds, and in particular the Global Innovation, Tax-Efficient Equity, Structured Emerging Markets and Tax-Efficient Structured Emerging Markets Funds, may engage in transactions or purchase instruments that give rise to forms of leverage. Such transactions and instruments may include, among others, the use of reverse repurchase agreements and other borrowings, the investment of collateral from loans of portfolio securities, or the use of when-issued, delayed-delivery or forward commitment transactions. The use of derivatives may also involve leverage. The use of leverage may also cause a Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements.

Interest    To the extent that Funds purchase fixed income securities for
Rate Risk   investment or defensive purposes, they will be subject to interest rate risk, a market risk relating to investments in fixed income securities such as bonds and notes. The Growth & Income Fund is particularly sensitive to this risk because it may invest in interest rate sensitive securities such as corporate bonds.

            As interest rates rise, the value of fixed income securities in a Fund's portfolio is likely to decrease. Securities with longer "durations" (defined below) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security's price to changes in interest rates. Generally, a Fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a Fund with a shorter average portfolio duration.

Credit      All of the Funds are subject to credit risk. This is the risk that
Risk        the issuer or the guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings.

High        Funds that invest in high yield securities and unrated securities
Yield       of similar quality (commonly known as "junk bonds") may be subject
Risk        to greater levels of interest rate, credit and liquidity risk than
            Funds that do not invest in such securities. The Growth & Income
            Fund is particularly susceptible to this risk. These securities are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments.
                                                                   Prospectus

            An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce a Fund's ability to sell them (liquidity risk).

Management  Each Fund is subject to management risk because it is an actively
Risk managed investment portfolio. PIMCO Advisors, the Sub-Advisers and each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that these will produce the desired results.

Allocation  The Asset Allocation Fund's investment performance depends upon
Risk how its assets are allocated and reallocated among particular Underlying Funds according to the Fund's equity/fixed income allocation targets and ranges. A principal risk of investing in the Asset Allocation Fund is that PIMCO Advisors' Asset Allocation Committee will make less than optimal or poor asset allocation decisions and/or that PIMCO Advisors will make less than optimal decisions in selecting the Underlying Funds in which the Fund invests. The Committee attempts to identify asset classes and sub-classes represented by the Underlying Funds that will provide consistent, quality performance for the Fund, but there is no guarantee that the Committee's allocation techniques will produce the desired results. It is possible that the Committee and/or PIMCO Advisors will focus on Underlying Funds that perform poorly or underperform other available Funds under various market conditions. You could lose money on your investment in the Asset Allocation Fund as a result of these allocation decisions.

PIMCO       Because the Asset Allocation Fund invests all of its assets in
Asset       Underlying Funds, the risks associated with investing in the Asset
Allocation  Allocation Fund are closely related to the risks associated with
Fund--      the securities and other investments held by the Underlying Funds.
Underlying  The ability of the Fund to achieve its investment objective will
Fund        depend upon the ability of the Underlying Funds to achieve their
Risks       objectives. There can be no assurance that the investment
            objective of any Underlying Fund will be achieved.

              The Asset Allocation Fund's net asset value will fluctuate in response to changes in the net asset values of the Underlying Funds in which it invests. The extent to which the investment performance and risks associated with the Fund correlate to those of a particular Underlying Fund will depend upon the extent to which the Fund's assets are allocated from time to time for investment in the Underlying Fund, which will vary. The Fund's investment in a particular Underlying Fund may and in some cases is expected to exceed 25% of its assets. To the extent that the Fund invests a significant portion of its assets in an Underlying Fund, it will be particularly sensitive to the risks associated with that Underlying Fund and to the risks of any investments in which that Underlying Fund invests. See "Focused Investment Risk," above.

              Because many of the Funds offered in this Prospectus are
            Underlying Stock Funds, the principal risks listed above are associated with investments in the Underlying Stock Funds. In addition, there may be risks associated with investments by the Asset Allocation Fund in the "PIMCO RCM Funds," which are Underlying Stock Funds not offered in this Prospectus. (PIMCO Advisors serves as the investment adviser to the PIMCO RCM Funds, and Dresdner RCM Global Investments LLC ("Dresdner RCM"), serves as their sub-adviser.) While the PIMCO RCM Funds are generally subject to the same risks as discussed above they may also be subject to the following additional risks.

Sector      In addition to the Sector Specific Risks discussed above, some of
Specific    the Underlying Stock Funds are particularly susceptible to the
Risk        following sector specific risks:

            Financial Sector Related Risk. Because the RCM Europe, RCM Global Equity and RCM International Growth Equity Funds may from time to time invest a significant percentage of their assets in financial sector securities, factors that effect the financial sector may have a greater effect on the Funds than they would on a fund that is more diversified among a number of unrelated industries. Examples of these factors could include extensive government regulation, availability and cost of capital funds, changes in interest rates and price competition.
  PIMCO Funds: Multi-Manager Series
58

            Biotechnology Related Risk. To the extent certain Funds invest their assets in biotechnology companies, they may be subject to risks particular to that industry, such as the risks of short product cycles and rapid obsolescence of products and services, competition from new and existing companies, significant losses and/or limited earnings, security price volatility and limited operating histories.

Foreign     In addition to the Foreign (non-U.S.) Investment Risks discussed
(non-       above, some of the Underlying Stock Funds are susceptible to the
U.S.)       following risk:
Investment
Risk

            EMU Countries Risk. Because the RCM Europe Fund will invest in companies located in EMU countries, it is particularly subject to EMU Countries Risk. Investments in EMU countries, all of which use the euro as their currency, involve certain risks. The EMU's objective is to create a single, unified market through which people, goods and money can work freely. Participation in the EMU is based on countries meeting certain financial criteria contained in the treaty creating the EMU. The transition to the EMU may be troubled as twelve separate nations adjust to the reduction in flexibility, independence, and sovereignty that the EMU requires. High unemployment and a sense of "deculturalization" within the general public and the participating countries could lead to political unrest and continuing labor disturbances.

Turnover    A change in the securities held by a Fund is known as "portfolio
Risk        turnover." Certain of the Underlying Stock Funds, specifically the
            RCM Global Equity, RCM Global Small-Cap, RCM Global Technology,
            RCM Mid-Cap, RCM Small-Cap, RCM Balanced, RCM International Growth
            Equity, RCM Emerging Markets and RCM Europe Funds are particularly susceptible to this risk. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are taxed at ordinary income tax rates when distributed to shareholders who are individuals), and may adversely impact a Fund's after-tax returns. The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund's performance.

              Because such risks are associated with investments in the
            Underlying Funds, they are also, indirectly associated with an investment in the Asset Allocation Fund. Each Underlying Fund may be subject to additional principal risks other than those described below because the types of investments made by an Underlying Fund may change over time. The summary is not intended to be exhaustive. For a more complete description of these risks and the securities and investment techniques used by the Underlying Stock Funds, as well as those used by the Underlying Bond Funds discussed below, please refer to the Statement of Additional Information, this Prospectus, the Prospectus for the PIMCO RCM Funds and the Underlying Bond Fund Prospectus. The Statement of Additional Information, the Prospectus for Institutional Class shares of the PIMCO RCM Funds and the Underlying Bond Fund Prospectus are incorporated herein by reference and are available free of charge by telephoning the Trust at 1-800-927-4648.

              The following summarizes principal risks associated with
            investments in the Underlying Bond Funds. As noted above, the Underlying Bond Funds are subject to some of the same risks as the Underlying Stock Funds.

Market      The Underlying Bond Funds are subject to market risk, which is
Risk        described above under "Market Risk."

Issuer      The Underlying Bond Funds are subject to issuer risk, which is
Risk        described above under "Issuer Risk."

Smaller     Smaller company risk, described above under "Smaller Company
Company     Risk," also applies to the fixed income securities issued by
Risk        smaller companies and may affect some of the investments of the
            Underlying Bond Funds.
                                                                   Prospectus

Liquidity   Many of the Underlying Bond Funds are subject to liquidity risk,
Risk        which is described above under "Liquidity Risk."

Derivatives Many of the Underlying Bond Funds may, but are not required to,
Risk use a number of derivative instruments for risk management purposes or as part of their investment strategies. Derivatives risk is described above under "Derivatives Risk" and under "Characteristics and Risks of Securities and Investment Techniques--Derivatives." In addition, because PIMCO StocksPLUS Fund invests in equity-based (S&P 500) derivatives, it too is subject to derivatives risk. See "A Note on PIMCO StocksPLUS Fund" below.

Foreign     Many Underlying Bond Funds (in particular, PIMCO Global Bond,
(non-       Foreign Bond and Emerging Markets Bond Funds) are subject to
U.S.)       foreign (non-U.S.) investment risk, which is described above under
Investment  "Foreign (non-U.S.) Investment Risk."
Risk

             In addition, some of the Underlying Bond Funds may invest in sovereign debt issued by governments, their agencies or instrumentatilities, or other government-related entities. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In addition, there is no bankruptcy proceeding by which defaulted sovereign debt may be collected.

Emerging    Some of the Underlying Bond Funds (in particular, PIMCO Emerging
Markets     Markets Bond Fund) are subject to emerging markets risk, described
Risk        above under "Emerging Markets Risk."

Currency    Many Underlying Bond Funds (in particular, PIMCO Global Bond,
Risk        Foreign Bond and Emerging Markets Bond Funds) are subject to currency risk, which is described above under "Currency Risk."

Focused     PIMCO Real Return, Global Bond, Foreign Bond and Emerging Markets
Investment  Bond Funds are "non-diversified," which means they invest in a
Risk        smaller number of issuers than diversified mutual funds. These
            Funds, and other Underlying Bond Funds that also normally invest in a relatively small number of issuers, are subject to focused investment risk, which is described above under "Focused
            Investment Risk."

             In addition, PIMCO Global Bond, Foreign Bond and Emerging Markets
            Bond Funds may be subject to increased risk to the extent they focus their assets in securities denominated in a particular foreign currency or in a narrowly defined geographic area outside the U.S., because companies in those areas may share common characteristics and are often subject to similar business risks and regulatory burdens, and their securities may react similarly to economic, market, political or other developments.

Leveraging  Some of the Underlying Bond Funds are subject to leveraging risk,
Risk        which is described above under "Leveraging Risk."

Interest    The Underlying Bond Funds are particularly subject to interest
Rate Risk   rate risk. Changes in the market values of fixed income securities are largely a function of changes in the current level of interest rates. The value of an Underlying Fund's investments in fixed income securities will typically change as the level of interest rates fluctuate. During periods of declining interest rates, the value of fixed income securities generally rise. Conversely, during periods of rising interest rates, the value of fixed income securities generally decline.

             "Duration," described above under "Interest Rate Risk," is one measure of the expected life of a fixed income security that is used to determine the sensitivity of a security's price to changes in interest rates. Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Accordingly, Underlying Bond Funds with longer average
  PIMCO Funds: Multi-Manager Series
60
            portfolio durations (e.g., PIMCO Long-Term U.S. Government Fund) will generally be more sensitive to changes in interest rates than Funds with shorter average portfolio durations (e.g., PIMCO Money Market, Short-Term and Low Duration Funds). Also, some portfolios (e.g., those with mortgage-backed and other prepayable securities) have changing durations and may have increasing durations precisely when that is least advantageous (i.e., when interest rates are rising).

             Most of the Underlying Bond Funds may invest in securities that are particularly sensitive to fluctuations in prevailing interest rates and have relatively high levels of interest rate risk. These include various mortgage-related securities (for instance, the interest-only or "IO" class of a stripped mortgage-backed security) and "zero coupon" securities (fixed income securities, including certain U.S. Government securities, that do not make periodic interest payments and are purchased at a discount from their value at maturity).

Credit      All of the Underlying Bond Funds are subject to credit risk, which
Risk        is described above under "Credit Risk." The Underlying Bond Funds are particularly subject to varying degrees of risk that the issuers of the securities will have their credit ratings downgraded or will default, potentially reducing the Underlying
            Bond Fund's share price and income level. Nearly all fixed income securities are subject to some credit risk, whether the issuers of the securities are corporations, states and local governments or foreign governments. Even certain U.S. Government securities are subject to credit risk.

High        Underlying Bond Funds that invest in high yield securities (in
Yield       particular, PIMCO High Yield and Emerging Markets Bond Funds) may
Risk        be subject to greater levels of interest rate, credit and
            liquidity risk than Funds that invest exclusively in higher quality fixed income securities (e.g., PIMCO Money Market and Long-Term U.S. Government Funds). These securities are considered predominately speculative with respect to the issuer's continuing ability to make principal and interest payments (credit risk).
            High yield risk is described above under "High Yield Risk."

Mortgage    Most of the Underlying Bond Funds may invest in mortgage-related
Risk        securities. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, an Underlying Fund that holds mortgage-related securities may exhibit additional volatility. This is sometimes referred to as extension risk. In addition, mortgage-related securities may involve special risks relating to unanticipated rates of prepayment on the mortgages underlying the securities. This is sometimes referred to as prepayment risk. Declining interest rates may tend to increase prepayments, and these prepayments would have to be reinvested at the then-prevailing lower interest rates.
            Therefore, an Underlying Fund that holds mortgage-related securities may have less potential for capital appreciation during periods of declining interest rates than Funds that invest in other types of fixed income securities of similar maturities.

Management  Each Underlying Bond Fund is subject to management risk because it
Risk is an actively managed investment portfolio. Pacific Investment Management Company LLC ("Pacific Investment Management Company") and the individual portfolio managers of the Underlying Bond Funds will apply investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that they will produce the desired results.

A Note on   The Asset Allocation Fund may invest in PIMCO StocksPLUS Fund.
PIMCO       While the investment objective of that Fund is to achieve a total
StocksPLUS  return which exceeds the total return performance of the S&P 500
Fund        Index, it does so by investing substantially all of its assets in a combination of equity-based (S&P 500 Index) derivative instruments, backed by a portfolio of fixed income securities.
            Consequently, the risks of investing in the Fund include derivatives risk and the risks generally associated with the Underlying Bond Funds. To the extent that the Fund invests in S&P
            500 Index derivatives backed by a portfolio of fixed income securities, under certain
                                                                   Prospectus
            conditions, generally in a market where the value of both S&P 500
            Index derivatives and fixed income securities are declining, the Fund may experience greater losses than would be the case if it were to invest directly in a portfolio of S&P 500 Index stocks.

            Management of the Funds

Investment  PIMCO Advisors serves as the investment adviser and the
Adviser     administrator (serving in its capacity as administrator, the
and         "Administrator") for the Funds. Subject to the supervision of the
Adminis-    Board of Trustees, PIMCO Advisors is responsible for managing,
trator      either directly or through others selected by it, the investment activities of the Funds and the Funds' business affairs and other administrative matters.

             PIMCO Advisors is located at 888 San Clemente Drive, Newport
            Beach, California 92660. Organized in 1987, PIMCO Advisors provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. As of January 1, 2002, PIMCO Advisors and its advisory affiliates had approximately $361 billion in assets under management.

             PIMCO Advisors has retained investment management firms ("Sub-
            Advisers") to manage each Fund's investments, except that PIMCO Advisors has not retained a Sub-Adviser to manage the assets of the Asset Allocation Fund. See "Sub-Advisers" below.

             PIMCO Advisors has retained its affiliate, Pacific Investment
            Management Company LLC ("Pacific Investment Management Company"), to provide various administrative and other services required by the Funds in its capacity as sub-administrator. PIMCO Advisors and the sub-administrator may retain other affiliates to provide certain of these services.

             During December 2001, PIMCO Advisors L.P. changed its name to
            Allianz Dresdner Asset Management of America L.P. Allianz Dresdner Asset Management of America L.P. continues to serve as the Funds' investment adviser through its PIMCO Advisors division and, acting in such capacity, is referred to herein as PIMCO Advisors.

Advisory    Each Fund (except for the Asset Allocation Fund) pays PIMCO
Fees        Advisors fees in return for providing or arranging for the provision of investment advisory services. In the case of Funds for which PIMCO Advisors has retained a separate Sub-Adviser, PIMCO Advisors (and not the Fund) pays a portion of the advisory fees it receives to the Sub-Adviser in return for its services.

             For the fiscal year ended June 30, 2001, the Funds paid monthly advisory fees to PIMCO Advisors at the following annual rates (stated as a percentage of the average daily net assets of each Fund taken separately):

         Fund                                                    Advisory Fees
            ------------------------------------------------------------------
         Value, Mega-Cap, Capital Appreciation, Mid-Cap, Equity
          Income, Basic Value, Tax-Efficient Equity, Structured
          Emerging Markets and
          Tax-Efficient Structured Emerging Markets Funds            0.45%
         Growth Fund                                                 0.50%
         Target Fund                                                 0.55%
         Renaissance, Growth & Income, Select Growth and Small-
          Cap Value Funds                                            0.60%*
         Opportunity and Innovation Funds                            0.65%
         Healthcare Innovation Fund                                  0.70%
         Select International Fund                                   0.75%
         Global Innovation Fund                                      1.00%
         Micro-Cap Fund                                              1.25%

            -------
            * On August 1, 2000, the advisory fee rate for the Growth & Income
              Fund decreased from 0.63% to 0.60% per annum.

            The Asset Allocation Fund does not pay any fees to PIMCO Advisors under the Trust's investment advisory agreement in return for the advisory and asset allocation services provided by PIMCO Advisors. The Fund
  PIMCO Funds: Multi-Manager Series
62
            does, however, indirectly pay its proportionate share of the advisory fees paid to PIMCO Advisors and Pacific Investment Management Company by the Underlying Funds in which it invests. See "PIMCO Asset Allocation Fund--Underlying Fund Expenses" below.

Adminis-    Each Fund pays for the administrative services it requires under a
trative     fee structure which is essentially fixed. Institutional and
Fees        Administrative Class shareholders of each Fund pay an
            administrative fee to PIMCO Advisors, computed as a percentage of the Fund's assets attributable in the aggregate to those classes of shares. PIMCO Advisors, in turn, provides or procures administrative services for Institutional and Administrative Class shareholders and also bears the costs of most third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Funds do bear other expenses which are not covered under the administrative fee which may vary and affect the total level of expenses paid by Institutional and Administrative Class shareholders, such as brokerage fees, commissions and other transaction expenses, costs of borrowing money, including interest expenses, and fees and expenses of the Trust's disinterested
            Trustees.

             Institutional and Administrative Class shareholders of the Funds pay PIMCO Advisors monthly administrative fees at the following annual rates (stated as a percentage of the average daily net assets attributable in the aggregate to the Fund's Institutional and Administrative Class shares):

         Fund                                               Administrative Fees
            -------------------------------------------------------------------
         Asset Allocation Fund                                     0.15%*
         Select International, Structured Emerging Markets
          and Tax-Efficient Structured Emerging Markets
          Funds                                                    0.50%
         Global Innovation Fund                                    0.40%
         All Other Funds                                           0.25%

            -------
            * PIMCO Advisors has voluntarily undertaken to waive a portion of the administrative fees it is entitled to receive for Institutional Class and Administrative Class shares of the Asset Allocation Fund until further notice. As a result, while the waiver is in effect, the Fund will pay administrative fees to PIMCO Advisors at the annual rate of 0.10%, calculated in the manner specified above. The Asset Allocation Fund also indirectly pays its proportionate share of the administrative fees charged by PIMCO Advisors and Pacific Investment Management Company to the Underlying Funds in which it invests. See "PIMCO Asset Allocation Fund--Underlying Fund Expenses" below.

Sub-        Each Sub-Adviser has full investment discretion and makes all
Advisers    determinations with respect to the investment of a Fund's assets, subject to the general supervision of PIMCO Advisors and the Board of Trustees. The following provides summary information about each Sub-Adviser, including the Fund(s) it manages and its investment specialty.

         Sub-Adviser*              Funds                      Investment Specialty
            ----------------------------------------------------------------------------
         PIMCO Equity Advisors     Value, Renaissance, Growth Disciplined approach to
         LLC                       & Income, Growth, Select   identifying quality growth
         ("PIMCO Equity            Growth, Target,            and/or undervalued
         Advisors")                Opportunity, Innovation,   companies
         1345 Avenue of the        Healthcare Innovation and
         Americas, 50th Floor      Global Innovation
         New York, NY 10105

         PIMCO Funds Advisors LLC  Select International       International stocks using
         ("PFA")                                              a research-driven "bottom-
         1345 Avenue of the                                   up" approach
         Americas, 50th Floor
         New York, NY 10105

         Cadence Capital           Mega-Cap, Capital          A blend of growth
         Management ("Cadence")    Appreciation, Mid-Cap and  companies whose stock is
         265 Franklin Street,      Micro-Cap                  reasonably valued by the
         11th Floor                                           market
         Boston, MA 02110

         NFJ Investment Group      Equity Income, Basic Value Value stocks that the Sub-
         ("NFJ")                   and Small-Cap Value        Adviser believes are
         2121 San Jacinto, Suite                              undervalued and/or offer
         1840                                                 above-average dividend
         Dallas, TX 75201                                     yields

         Parametric Portfolio      Tax-Efficient Equity,      Stocks, using
         Associates                Structured Emerging        quantitatively driven
         ("Parametric")            Markets and Tax-Efficient  fundamental analysis and
         1151 Fairview Avenue N.   Structured Emerging        economic methods, with a
         Seattle, WA 98109         Markets                    specialty in tax-efficient
                                                              products

            -------
            * PIMCO Equity Advisors and PFA are wholly-owned indirect
              subsidiaries of PIMCO Advisors. Each of the other Sub-Advisers (except for Parametric) is an affiliated sub-partnership of PIMCO Advisors.

             The following provides additional information about each Sub-
            Adviser and the individual Portfolio Manager(s) who have or share primary responsibility for managing the Funds' investments.
                                                                   Prospectus

PIMCO       PIMCO Equity Advisors provides equity-related advisory services to
Equity      mutual funds and institutional accounts. Accounts managed by PIMCO
Advisors    Equity Advisors had combined assets as of December 31, 2001, of approximately $9.4 billion.

              The following individuals at PIMCO Equity Advisors have or share primary responsibility for the noted Funds. A different sub-advisory firm served as Sub-Adviser for each of the Growth, Target, Opportunity and Innovation Funds prior to March 6, 1999, for the Renaissance Fund prior to May 7, 1999, for the Select Growth and Growth & Income Funds prior to July 1, 1999, and for the Value Fund prior to May 8, 2000.

                                Portfolio
         Fund                   Manager(s)          Since          Recent Professional Experience
            -------------------------------------------------------------------------------------------

         Value                  John K. Schneider    5/00          Managing Director of PIMCO Equity
                                                                   Advisors. Prior to joining PIMCO
                                                                   Advisors, he was a partner and
                                                                   Portfolio Manager of Schneider
                                                                   Capital Management from 1996 to
                                                                   1999, where he managed equity
                                                                   accounts for various institutional
                                                                   clients. Prior to that he was a
                                                                   member of the Equity Policy
                                                                   Committee and Director of Research
                                                                   at Newbold's Asset Management from
                                                                   1991 to 1996.

         Renaissance            Mr. Schneider        5/99          See above.



         Growth & Income        Kenneth W. Corba     7/99          Managing Director and Chief
                                                                   Investment Officer of PIMCO Equity
                                                                   Advisors and a Member of the
                                                                   Management Board of PIMCO Advisors.
                                                                   Prior to joining PIMCO Advisors, he
                                                                   was with Eagle Asset Management from
                                                                   1995 to 1998, serving in various
                                                                   capacities including as Chief
                                                                   Investment Officer and Portfolio
                                                                   Manager. He was with Stein Roe and
                                                                   Farnham Inc. from 1984 to 1995,
                                                                   serving in various capacities
                                                                   including as Director of the Capital
                                                                   Management Group, Senior Vice
                                                                   President and Portfolio Manager.

                                Peter C. Thoms       8/00          Co-Portfolio Manager and research
                                                                   analyst for PIMCO Equity Advisors.
                                                                   Investment Analyst at Federated
                                                                   Investors from July 1998 to May
                                                                   1999. Previously, he received his
                                                                   M.B.A. at the University of
                                                                   Virginia's Darden School of
                                                                   Business.
         Growth                 Mr. Corba            5/99          See above.

         Select Growth          Mr. Corba            7/99          See above.

         Target                 Jeff Parker          3/99          Portfolio Manager and Research
                                                                   Analyst for PIMCO Equity Advisors.
                                                                   Prior to joining PIMCO Equity
                                                                   Advisors, he managed equity accounts
                                                                   as an Assistant Portfolio Manager at
                                                                   Eagle Asset Management from 1996 to
                                                                   1998. He was a Senior Consultant
                                                                   with Andersen Consulting,
                                                                   specializing in healthcare and
                                                                   technology, from 1991 to 1994.

         Opportunity            Michael F. Gaffney   3/99          Managing Director of PIMCO Equity
                                                                   Advisors, where he manages the
                                                                   Opportunity Fund and other small-cap
                                                                   products. Prior to joining PIMCO
                                                                   Advisors, he was with Alliance
                                                                   Capital Management L.P. from 1987 to
                                                                   1999, serving in various capacities
                                                                   including as Senior Vice President
                                                                   and Portfolio Manager.

         Innovation             Dennis P. McKechnie 10/98          Portfolio Manager of PIMCO Equity
                                                                   Advisors. Prior to joining PIMCO
                                                                   Advisors, he was with Columbus
                                                                   Circle Investors from 1987 to 1999,
                                                                   where he managed equity accounts and
                                                                   served in various capacities
                                                                   including as Portfolio Manager for
                                                                   the Innovation Fund. Mr. McKechnie
                                                                   received his M.B.A. from Columbia
                                                                   Business School and a degree in
                                                                   electrical engineering from Purdue
                                                                   University.

         Healthcare Innovation  Mr. McKechnie       10/00*         See above.

                                Jiyoung Kim         10/00*         Senior Research Analyst for PIMCO
                                                                   Innovation Fund, where she covers
                                                                   biotechnology, telecommunications
                                                                   equipment, semiconductors and
                                                                   networking. Prior to joining PIMCO
                                                                   Equity Advisors in 1999, she was a
                                                                   Senior Research Analyst at Fred
                                                                   Alger Management from 1994 to 1999.
                                                                   Prior to that, she was a Senior
                                                                   Research Technician at Repligen, a
                                                                   biopharmaceutical company.

         Global Innovation      Mr. McKechnie       12/99+         See above.
                                Ms. Kim             4/00           See above.

            -------
            * Since inception of the Fund.
            + Prior to PIMCO Advisors and PIMCO Equity Advisors assuming their positions as Adviser and Sub-Adviser, respectively, of the Global Innovation Fund, Mr. McKechnie managed the Fund's portfolio in his capacity as an officer of the Trust.
  PIMCO Funds: Multi-Manager Series
64

            During December, 2001, the sub-advisory functions performed by the PIMCO Equity Advisors division of PIMCO Advisors and its personnel were transferred to PIMCO Equity Advisors LLC, a newly formed, indirect wholly owned subsidiary of PIMCO Advisors. PIMCO Equity Advisors LLC serves as the Sub-Adviser to the Funds previously sub-advised by PIMCO Equity Advisors. The Funds' portfolio managers did not change as a result of these changes, which were approved by the Trust's Board of Trustees.

PFA A wholly-owned indirect subsidiary of PIMCO Advisors, PFA provides international advisory services to mutual funds. PFA commenced operations during the fourth quarter of 2000. Different firms served as sub-adviser to the Select International Fund prior to November 1, 2000. Accounts managed by PFA had combined assets as of December 31, 2001, of approximately $80 million.

              The following individuals at PFA share primary responsibility for the Select International Fund.

                        Portfolio
         Fund           Manager(s)          Since          Recent Professional Experience
            -----------------------------------------------------------------------------------
         Select         Udo Frank (lead     11/00          Managing Director and Chief
         International  manager)                           Investment Officer of Allianz Asset
                                                           Advisory and Management GmbH
                                                           ("Allianz AAM"), responsible for the
                                                           entire investment area (since 1997),
                                                           and Chief Executive Officer and
                                                           Chief Investment Officer of Allianz
                                                           PIMCO Asset Management. Previously,
                                                           Mr. Frank served as the Chief
                                                           Investment Officer of Allianz KAG
                                                           (since 1994).
                        Wolfram Gerdes (co- 11/00          Managing director of Equity
                        manager)                           Portfolio Management at Allianz AAM
                                                           since 1998. Prior to joining Allianz
                                                           AAM, he held various positions,
                                                           including head of Portfolio
                                                           Management, with Allianz
                                                           Lebensversicherungs AG from 1992 to
                                                           1998.

                        Gerd Wolfgang Hintz 11/00          Managing Director of the Equity
                        (co-manager)                       Research Department at Allianz AAM
                                                           since 1998. In addition, he has been
                                                           responsible for Allianz AAM's
                                                           trading department since January
                                                           2000. Previously, he was the head of
                                                           Research and Investor Relations of
                                                           Allianz AG.

                        Alan Kwan (co-      11/00          Portfolio Manager for Allianz AAM.
                        manager)                           Since 1995, Mr. Kwan has held
                                                           various positions with Allianz AAM,
                                                           with roles encompassing quantitative
                                                           analysis and equity portfolio
                                                           management with a focus on
                                                           Australian equity and international
                                                           equity funds.

Cadence An affiliated sub-partnership of PIMCO Advisors, Cadence provides advisory services to mutual funds and institutional accounts. Cadence Capital Management Corporation, the predecessor investment adviser to Cadence, commenced operations in 1988. Accounts managed by Cadence had combined assets as ofDecember 31, 2001, of approximately $5.7 billion.

              The following individuals at Cadence share primary
            responsibility for each of the noted Funds.


                Portfolio
         Fund   Manager(s)          Since          Recent Professional Experience
            ---------------------------------------------------------------------------
         Mega-  David B. Breed       9/99*         Managing Director, Chief Executive
         Cap                                       Officer, Chief Investment Officer
                                                   and founding partner of Cadence.
                                                   Member of the Management Board of
                                                   PIMCO Advisors. He is a research
                                                   generalist and has led the team of
                                                   portfolio managers and analysts
                                                   since 1988. Mr. Breed has managed
                                                   separate equity accounts for many
                                                   institutional clients and has led
                                                   the team that manages the PIMCO
                                                   Funds sub-advised by Cadence since
                                                   those Funds' inception dates.
                William B. Bannick   9/99*         Managing Director and Executive Vice
                                                   President at Cadence. Mr. Bannick is
                                                   a research generalist and Senior
                                                   Portfolio Manager for the Cadence
                                                   team. He has managed separately
                                                   managed equity accounts for various
                                                   Cadence institutional clients and
                                                   has been a member of the team that
                                                   manages the PIMCO Funds sub-advised
                                                   by Cadence since joining Cadence in
                                                   1992.
                Katherine A. Burdon  9/99*         Managing Director and Senior
                                                   Portfolio Manager at Cadence. Ms.
                                                   Burdon is a research generalist and
                                                   has managed separately managed
                                                   equity accounts for various Cadence
                                                   institutional clients and has been a
                                                   member of the team that manages the
                                                   PIMCO Funds sub-advised by Cadence
                                                   since joining Cadence in 1993.

                                                                   Prospectus

                       Portfolio
         Fund          Manager(s)          Since          Recent Professional Experience
            ----------------------------------------------------------------------------------
                       Wayne A. Wicker     3/00           Managing Director and Senior
                                                          Portfolio Manager at Cadence. He is
                                                          a research generalist with 21 years
                                                          of investment experience and has
                                                          managed separately managed equity
                                                          accounts for various Cadence
                                                          institutional clients and has been a
                                                          member of the team that manages the
                                                          PIMCO Funds sub-advised by Cadence
                                                          since joining Cadence in 1998.
         Capital       Mr. Breed            3/91*         See above.
         Appreciation
                       Mr. Bannick         10/92          See above.
                       Ms. Burdon           1/93          See above.
                       Mr. Wicker           3/00          See above.
         Mid-Cap       Mr. Breed            8/91*         See above.
                       Messrs. Bannick and Same as        See above.
                       Wicker and          Capital
                       Ms. Burdon          Appreciation
                                           Fund

         Micro-Cap     Messrs. Breed and    6/93*         See above.
                       Bannick and Ms.
                       Burdon
                       Mr. Wicker           3/00          See above.
            -------

            *Since inception of the Fund.

NFJ An affiliated sub-partnership of PIMCO Advisors, NFJ provides advisory services to mutual funds and institutional accounts. NFJ Investment Group, Inc., the predecessor investment adviser to NFJ, commenced operations in 1989. Accounts managed by NFJ had combined assets as of December 31, 2001, of approximately $1.5 billion.

              The following individuals at NFJ share primary responsibility for the noted Fund.

                         Portfolio
         Fund            Manager(s)          Since          Recent Professional Experience
            ------------------------------------------------------------------------------------
         Equity Income   Chris Najork        5/00*          Managing Director and founding
                                                            partner of NFJ. He has over 30
                                                            years' experience encompassing
                                                            equity research and portfolio
                                                            management. Prior to the formation
                                                            of NFJ in 1989, he was a senior vice
                                                            president, senior portfolio manager
                                                            and analyst at NationsBank, which he
                                                            joined in 1974.
                         Benno J. Fischer    5/00*          Managing Director and founding
                                                            partner of NFJ. He has over 30
                                                            years' experience in portfolio
                                                            management, investment analysis and
                                                            research. Prior to the formation of
                                                            NFJ in 1989, he was chief investment
                                                            officer (institutional and fixed
                                                            income), senior vice president and
                                                            senior portfolio manager at
                                                            NationsBank, which he joined in
                                                            1971. Prior to joining NationsBank,
                                                            Mr. Fischer was a securities analyst
                                                            at Chase Manhattan Bank and Clark,
                                                            Dodge.
         Basic Value     Messrs. Najork and  5/00*          See above.
                         Fischer
                         Paul A. Magnuson    5/00*          Principal at NFJ. He is a Portfolio
                                                            Manager and Senior Research Analyst
                                                            with 15 years' experience in equity
                                                            analysis and portfolio management.
                                                            Prior to joining NFJ in 1992, he was
                                                            an assistant vice president at
                                                            NationsBank, which he joined in
                                                            1985. Within the Trust Investment
                                                            Qualitative Services Division of
                                                            NationsBank, he was responsible for
                                                            equity analytics and structured fund
                                                            management.
         Small-Cap Value Mr. Najork          10/91*         See above.

                         Mr. Fischer         10/91*         See above.

                         Mr. Magnuson         7/95          See above.
                         E. Clifton Hoover   1/98           Principal at NFJ. He is a Portfolio
                                                            Manager with 15 years' experience in
                                                            financial analysis and portfolio
                                                            management. Prior to joining NFJ in
                                                            1997, he was associated with Credit
                                                            Lyonnais from 1991 to 1997, where he
                                                            served as a vice-president and was
                                                            responsible for the financial
                                                            analysis and portfolio management of
                                                            a diversified portfolio. He began
                                                            his career as a financial analyst
                                                            with NationsBank in 1985.


            -------
            *Since inception of the Fund.
  PIMCO Funds: Multi-Manager Series
66

Parametric  Parametric provides advisory services to mutual funds and institutional accounts. Parametric Portfolio Associates, Inc., the predecessor investment adviser to Parametric, commenced operations in 1987. Parametric, a former subsidiary of PIMCO Advisors, is no longer affiliated with PIMCO Advisors. Accounts managed by Parametric had combined assets as of December 31, 2001, of approximately $4.3 billion.
              The following individuals share primary responsibility for each of the noted Funds.

                                   Portfolio
         Fund                      Manager(s)          Since          Recent Professional Experience
            ----------------------------------------------------------------------------------------------



         Tax-Efficient Equity      David Stein          9/98*         Managing Director of Parametric. He
                                                                      has been with Parametric since 1996
                                                                      where he leads the investment,
                                                                      research and product development
                                                                      activities. Previously, he served in
                                                                      Investment Research at GTE
                                                                      Corporation from 1995 to 1996, in
                                                                      Equity Research at Vanguard Group
                                                                      from 1994 to 1995 and in Investment
                                                                      Research at IBM Corporation from
                                                                      1977 to 1994.
                                   Tom Seto             9/98*         Vice President and Portfolio Manager
                                                                      of Parametric. Since joining
                                                                      Parametric in 1998, he has been
                                                                      responsible for management of
                                                                      Parametric's active U.S. equity
                                                                      strategies and has managed
                                                                      structured equity portfolios.
                                                                      Previously, he was with Barclays
                                                                      Global Investors from 1991 to 1998,
                                                                      serving in various capacities
                                                                      including as head of U.S. Equity
                                                                      Index Investments and Portfolio
                                                                      Manager.

         Structured Emerging       Mr. Stein            6/98*         See above.
         Markets

                                   Cliff Quisenberry    6/98*         Vice President and Global Portfolio
                                                                      Manager of Parametric. He joined
                                                                      Parametric in 1998 where he heads
                                                                      international investments in both
                                                                      developed and emerging markets.
                                                                      Previously, he served as Vice
                                                                      President and Portfolio Manager at
                                                                      Cutler & Co. from 1990 to 1994 and
                                                                      as a Securities Analyst and
                                                                      Portfolio Manager at Fred Alger
                                                                      Management from 1987 to 1998.

         Tax-Efficient Structured  Messrs. Stein, Seto  6/98*         See above.
         Emerging Markets          and Quisenberry

            -------
            *Since inception of the Fund.
                                                                   Prospectus

Adviser/    Shareholders of each Fund (except the Equity Income, Healthcare
Sub-Adviser Innovation, Innovation, Mid-Cap and Micro-Cap Funds) have approved
Relation-   a proposal permitting PIMCO Advisors to enter into new or amended
ship        sub-advisory agreements with one or more sub-advisers with respect to each Fund without obtaining shareholder approval of such agreements, subject to the conditions of an exemptive order that has been granted by the Securities and Exchange Commission. One of the conditions requires the Board of Trustees to approve any such agreement. In addition, the exemptive order currently prohibits
            PIMCO Advisors from entering into sub-advisory agreements with affiliates of PIMCO Advisors without shareholder approval, unless those affiliates are substantially wholly-owned by PIMCO Advisors.
            Subject to the ultimate responsibility of the Board of Trustees, PIMCO Advisors has responsibility to oversee the Sub-Advisers and to recommend their hiring, termination and replacement.

Distributor The Trust's Distributor is PIMCO Funds Distributors LLC, an
            indirect wholly owned subsidiary of PIMCO Advisors. The Distributor, located at 2187 Atlantic Street, Stamford, Connecticut 06902, is a broker-dealer registered with the Securities and Exchange Commission.

PIMCO       PIMCO Advisors selects the Underlying Funds in which the Asset
Asset       Allocation Fund may invest. PIMCO Advisors' Asset Allocation
Allocation  Committee is responsible for determining how the Funds' assets are
Fund--      allocated and reallocated from time-to-time among the Underlying
Asset       Funds selected by PIMCO Advisors. The following provides
Allocation  information about the individuals who comprise the Asset
Committee   Allocation Committee and are primarily responsible for making asset allocation and other investment decisions for the Asset
            Allocation Fund.

          Asset Allocation
          Committee Member   Since     Recent Professional Experience
          ----------------------------------------------------------------------------------------------
          Udo Frank          May, 2000 Managing Director and Chief Investment Officer of Allianz Asset
                                       Advisory and Management GmbH, responsible for the entire investment area (since 1997), and Chief Executive Officer and Chief Investment
                                       Officer of Allianz PIMCO Asset Management. Previously, he served as the Chief Investment Officer of Allianz KAG since 1994.
          Kenneth W. Corba   May, 2000 Managing Director and Chief Investment Officer of the PIMCO Equity
                                       Advisors division of PIMCO Advisors and a Member of the Management
                                       Board of PIMCO Advisors. Prior to joining PIMCO Advisors, he was with Eagle Asset Management from 1995 to 1998, serving in various capacities including as Chief Investment Officer and Portfolio
                                       Manager. He was with Stein Roe & Farnham Inc. from 1984 to 1995, serving in various capacities including as Director of the Capital
                                       Management Group, Senior Vice President and Portfolio Manager.
          Colin Glinsman     May, 2000 Chief Investment Officer of Oppenheimer Capital since 1999.
                                       Previously, he served as a portfolio manager and research analyst at Oppenheimer Capital from 1989 to 1999.
          John Hague         May, 2000 Managing Director of Pacific Investment Management Company LLC,
                                       where he is a member of the Executive Committee and a senior member of the Portfolio Management and Investment Strategy Groups. He
                                       joined Pacific Investment Management Company LLC in 1987.
          John Loftus        May, 2000 Managing Director of Pacific Investment Management Company LLC,
                                       where he is a senior member of its Investment Strategy Group. He also heads the firm's product management area. He joined Pacific
                                       Investment Management Company LLC in 1986.

PIMCO       The expenses associated with investing in a "fund of funds," such
Asset       as the Asset Allocation Fund, are generally higher than those for
Allocation  mutual funds that do not invest primarily in other mutual funds.
Fund--      This is because shareholders in a "fund of funds" indirectly pay a
Underlying  portion of the fees and expenses charged at the underlying fund
Fund        level.
Expenses

              The Asset Allocation Fund is structured in the following ways to lessen the impact of expenses incurred at the Underlying Fund level:

              . The Fund does not pay any fees for asset allocation or advisory services under the Trust's investment advisory agreement.

              . The Fund invests in Institutional Class shares of the Underlying Funds, which are not subject to any sales charges or 12b-1 fees.

              The following table summarizes the annual expenses borne by
            Institutional Class shareholders of the Underlying Funds (based on estimates for the current fiscal year). Because the Asset Allocation Fund invests in Institutional Class shares of the Underlying Funds, shareholders of the Fund indirectly bear a proportionate share of these expenses, depending upon how the Fund's assets are allocated from time to time among the Underlying Funds. See "Fees and Expenses of the Fund" in the Asset Allocation Fund's Fund Summary above.
  PIMCO Funds: Multi-Manager Series
68

                                     Annual Underlying Fund Expenses
                                     (Based on the average daily net assets
                                     attributable to a Fund's Institutional Class
                                     shares):
                                     Advisory Admini-       Other    Total Fund
           Underlying Fund           Fees     strative Fees Expenses Operating Expenses
               ------------------------------------------------------------------------
           PIMCO Growth              0.50%    0.25%         0.00%    0.75%
               ------------------------------------------------------------------------
           PIMCO Target              0.55     0.25          0.00     0.80
               ------------------------------------------------------------------------
           PIMCO Opportunity         0.65     0.25          0.00     0.90
               ------------------------------------------------------------------------
           PIMCO Capital
            Appreciation             0.45     0.25          0.00     0.70
               ------------------------------------------------------------------------
           PIMCO Mid-Cap             0.45     0.25          0.00     0.70
               ------------------------------------------------------------------------
           PIMCO Micro-Cap           1.25     0.25          0.00     1.50
               ------------------------------------------------------------------------
           PIMCO Renaissance         0.60     0.25          0.00     0.85
               ------------------------------------------------------------------------
           PIMCO Value               0.45     0.25          0.00     0.70
               ------------------------------------------------------------------------
           PIMCO Small-Cap Value     0.60     0.25          0.00     0.85
               ------------------------------------------------------------------------
           PIMCO Tax-Efficient
            Equity                   0.45     0.25          0.00     0.70
               ------------------------------------------------------------------------
           PIMCO StocksPLUS          0.40     0.25          0.00     0.65
               ------------------------------------------------------------------------
           PIMCO Select
            International            0.75     0.50          0.07     1.32
               ------------------------------------------------------------------------
           PIMCO Structured
            Emerging Markets         0.45     0.50          0.03     0.98
               ------------------------------------------------------------------------
           PIMCO Tax-Efficient
            Structured Emerging
            Markets                  0.45     0.50          0.06     1.01
               ------------------------------------------------------------------------
           PIMCO Innovation          0.65     0.25          0.00     0.90
               ------------------------------------------------------------------------
           PIMCO Money Market        0.15     0.20          0.00     0.35
               ------------------------------------------------------------------------
           PIMCO Short-Term          0.25     0.20          0.56     1.01
               ------------------------------------------------------------------------
           PIMCO Low Duration        0.25     0.18          0.06     0.49
               ------------------------------------------------------------------------
           PIMCO Moderate Duration   0.25     0.20          0.00     0.45
               ------------------------------------------------------------------------
           PIMCO Total Return        0.25     0.18          0.06     0.49
               ------------------------------------------------------------------------
           PIMCO Total Return II     0.25     0.25          0.01     0.51
               ------------------------------------------------------------------------
           PIMCO Long-Term U.S.
            Government               0.25     0.25          0.06     0.56
               ------------------------------------------------------------------------
           PIMCO Global Bond         0.25     0.30          0.32     0.57
               ------------------------------------------------------------------------
           PIMCO Foreign Bond        0.25     0.25          0.04     0.54
               ------------------------------------------------------------------------
           PIMCO Emerging Markets
            Bond                     0.45     0.40          0.08     0.93
               ------------------------------------------------------------------------
           PIMCO High Yield          0.25     0.25          0.00     0.50
               ------------------------------------------------------------------------
           PIMCO Real Return         0.25     0.20          0.04     0.49
               ------------------------------------------------------------------------
           RCM Large-Cap Growth      0.45     0.30          0.00     0.75
               ------------------------------------------------------------------------
           RCM Tax-Managed Growth    0.60     0.30          0.00     0.90
               ------------------------------------------------------------------------
           RCM Mid-Cap               0.47     0.30          0.00     0.77
               ------------------------------------------------------------------------
           RCM Small-Cap             0.72     0.30          0.00     1.02
               ------------------------------------------------------------------------
           RCM Balanced              0.60     0.30          0.00     0.90
               ------------------------------------------------------------------------
           RCM Global Small-Cap      1.00     0.40          0.00     1.40
               ------------------------------------------------------------------------
           RCM Global Technology     0.95     0.40          0.00     1.35
               ------------------------------------------------------------------------
           RCM Global Equity         0.85     0.40          0.00     1.25
               ------------------------------------------------------------------------
           RCM International Growth
            Equity                   0.50     0.50          0.00     1.00
               ------------------------------------------------------------------------
           RCM Emerging Markets      1.00     0.50          0.00     1.50
               ------------------------------------------------------------------------
           RCM Europe                0.80     0.50          0.00     1.30
               ------------------------------------------------------------------------


                                                                   Prospectus

            Investment Options --
            Institutional Class and Administrative Class Shares

            The Trust offers investors Institutional Class and Administrative Class shares of the Funds in this Prospectus.

             The Trust does not charge any sales charges (loads) or other fees in connection with purchases, sales (redemptions) or exchanges of Institutional Class or Administrative Class shares, except that a 1.00% Fund Reimbursement Fee may apply to transactions involving shares of the Structured Emerging Markets and Tax-Efficient Structured Emerging Markets Funds. See "Purchases, Redemptions and Exchanges--Fund Reimbursement Fees" below.

             Administrative Class shares are generally subject to a higher level of operating expenses than Institutional Class shares due to the additional service and/or distribution fees paid by Administrative Class shares as described below. Therefore, Institutional Class shares will generally pay higher dividends and have a more favorable investment return than Administrative Class shares.

              . Service and Distribution (12b-1) Fees--Administrative Class
            Shares. The Trust has adopted an Administrative Services Plan and a Distribution Plan for the Administrative Class shares of each Fund. The Distribution Plan has been adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940.

             Each Plan allows the Funds to use its Administrative Class assets to reimburse financial intermediaries that provide services relating to Administrative Class shares. The Distribution Plan permits reimbursement for expenses in connection with the distribution and marketing of Administrative Class shares and/or the provision of shareholder services to Administrative Class shareholders. The Administrative Services Plan permits reimbursement for services in connection with the administration of plans or programs that use Administrative Class shares of the Funds as their funding medium and for related expenses.

             In combination, the Plans permit a Fund to make total
            reimbursements at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to its Administrative Class shares. The same entity may not receive both distribution and administrative services fees with respect to the same Administrative Class assets, but may receive fees under each Plan with respect to separate assets. Because these fees are paid out of a Fund's
            Administrative Class assets on an ongoing basis, over time they will increase the cost of an investment in Administrative Class shares and may cost an investor more than other types of sales charges.

              . Arrangements with Service Agents. Institutional Class and
            Administrative Class shares of the Funds may be offered through certain brokers and financial intermediaries ("service agents") that have established a shareholder servicing relationship with the Trust on behalf of their customers. The Trust pays no compensation to such entities other than service and/or distribution fees paid with respect to Administrative Class shares. Service agents may impose additional or different conditions than the Trust on purchases, redemptions or exchanges of Fund shares by their customers. Service agents may also independently establish and charge their customers transaction fees, account fees and other amounts in connection with purchases, sales and redemptions of Fund shares in addition to any fees charged by the Trust. These additional fees may vary over time and would increase the cost of the customer's investment and lower investment returns. Each service agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases, redemptions and exchanges. Shareholders who are customers of service agents should consult their service agents for information regarding these fees and conditions.
  PIMCO Funds: Multi-Manager Series
70

            Purchases, Redemptions and Exchanges

Purchasing  Investors may purchase Institutional Class and Administrative
Shares Class shares of the Funds at the relevant net asset value ("NAV") of that class without a sales charge or other fee, except that a 1.00% Fund Reimbursement Fee may apply to transactions involving shares of the Structured Emerging Markets and Tax-Efficient Structured Emerging Markets Funds. See "Fund Reimbursement Fees" below.

             Institutional Class shares are offered primarily for direct investment by investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations and high net worth individuals. Institutional Class shares may also be offered through certain financial intermediaries that charge their customers transaction or other fees with respect to their customers' investments in the Funds.

             Administrative Class shares are offered primarily through
            employee benefit plan alliances, broker-dealers and other intermediaries, and each Fund pays service and/or distribution fees to these entities for services they provide to Administrative Class shareholders.

             Pension and profit-sharing plans, employee benefit trusts and employee benefit plan alliances and "wrap account" programs established with broker-dealers or financial intermediaries may purchase shares of either class only if the plan or program for which the shares are being acquired will maintain an omnibus or pooled account for each Fund and will not require a Fund to pay any type of administrative payment per participant account to any third party.

              . Investment Minimums. The minimum initial investment for shares of either class is $5 million, except that the minimum initial investment for a registered investment adviser purchasing Institutional Class shares for its clients through omnibus accounts is $250,000 per Fund. At the discretion of PIMCO Advisors, the minimum initial investment may be waived for Institutional or Administrative Class shares offered to clients of the Fund's sub-administrator, Pacific Investment Management Company, or to clients of the Sub-Advisors to the Trusts' Funds, and their affiliates, and to the benefit plans of PIMCO Advisors and its affiliates. In addition, the minimum initial investment does not apply to Institutional Class shares offered through fee-based programs sponsored and maintained by a registered broker-dealer and approved by the Distributor in which each investor pays an asset based fee at an annual rate of at least 0.50% of the assets in the account to a financial intermediary for investment advisory and/or administrative services.
             The Trust and the Distributor may waive the minimum initial investment for other categories of investors at their discretion.

             The investment minimums discussed in this section and the
            limitations set forth in "Investment Limitations" below do not apply to participants in PIMCO Advisors Portfolio Strategies, a managed product sponsored by PIMCO Advisors.

              . Timing of Purchase Orders and Share Price Calculations. A
            purchase order received by the Trust's transfer agent, National Financial Data Services (the "Transfer Agent"), prior to the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time), on a day the Trust is open for business, together with payment made in one of the ways described below, will be effected at that day's net asset value ("NAV"). An order received after that time will be effected at the NAV determined on the next day the Trust is open for business. However, orders received by certain retirement plans and other financial intermediaries on a business day prior to the close of regular trading on the New York Stock Exchange and communicated to the Transfer Agent prior to 9:00 a.m., Eastern time, on the following business day will be effected at the NAV determined on the prior business day. The Trust is "open for business" on each day the New York Stock Exchange is open for trading, which excludes the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Purchase orders will be accepted only on days on which the Trust is open for business.
                                                                   Prospectus

              . Initial Investment. Investors may open an account by
            completing and signing a Client Registration Application and mailing it to PIMCO Funds at 840 Newport Center Drive, Suite 300, Newport Beach, California 92660. A Client Registration Application may be obtained by calling 1-800-927-4648.

             Except as described below, an investor may purchase Institutional
            Class and Administrative Class shares only by wiring federal funds to the Transfer Agent, National Financial Data Services, 330 West 9th Street, 4th Floor, Kansas City, Missouri 64105. Before wiring federal funds, the investor must telephone the Trust at 1-800-927-4648 to receive instructions for wire transfer and must provide the following information: name of authorized person, shareholder name, shareholder account number, name of Fund and share class, amount being wired, and wiring bank name.

             An investor may purchase shares without first wiring federal funds if the proceeds of the investment are derived from an advisory account the investor maintains with PIMCO Advisors or one of its affiliates, from surrender or other payment from an annuity, insurance, or other contract held by Pacific Life Insurance Company LLC, or from an investment by broker-dealers, institutional clients or other financial intermediaries which have established a shareholder servicing relationship with the Trust on behalf of their customers.

              . Additional Investments. An investor may purchase additional
            Institutional Class and Administrative Class shares of the Funds at any time by calling the Trust and wiring federal funds to the Transfer Agent as outlined above.

              . Other Purchase Information. Purchases of a Fund's
            Institutional Class and Administrative Class shares will be made in full and fractional shares. In the interest of economy and convenience, certificates for shares will not be issued.

             The Trust and the Distributor each reserves the right, in its sole discretion, to suspend the offering of shares of the Funds or to reject any purchase order, in whole or in part, when, in the judgment of management, such suspension or rejection is in the best interests of the Trust.

             An investor should invest in the Funds for long-term investment purposes only. The Trust and PIMCO Advisors each reserves the right to restrict purchases of Fund shares (including exchanges) when a pattern of frequent purchases and sales made in response to short-term fluctuations in share price appears evident. Notice of any such restrictions, if any, will vary according to the particular circumstances.

             Institutional Class and Administrative Class shares of the Trust may not be qualified or registered for sale in all states. Investors should inquire as to whether shares of a particular Fund are available for offer and sale in the investor's state of residence. Shares of the Trust may not be offered or sold in any state unless registered or qualified in that jurisdiction or unless an exemption from registration or qualification is available.

             Subject to the approval of the Trust, an investor may purchase shares of a Fund with liquid securities that are eligible for purchase by the Fund (consistent with the Fund's investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Trust's valuation policies. These transactions will be effected only if PIMCO Advisors or a Sub-Adviser intends to retain the security in the Fund as an investment. Assets purchased by a Fund in such a transaction will be valued in generally the same manner as they would be valued for purposes of pricing the Fund's shares, if such assets were included in the Fund's assets at the time of purchase. The Trust reserves the right to amend or terminate this practice at any time.

              . Retirement Plans. Shares of the Funds are available for
            purchase by retirement and savings plans, including Keogh plans, 401(k) plans, 403(b) custodial accounts, and Individual Retirement Accounts. The administrator of a plan or employee benefits office can provide participants or employees with detailed information on how to participate in the plan and how to elect a Fund as an investment option. Participants in a retirement or savings plan may be permitted to elect different investment options, alter the amounts contributed to the plan, or change how contributions are allocated among investment options in accordance
  PIMCO Funds: Multi-Manager Series
72
            with the plan's specific provisions. The plan administrator or employee benefits office should be consulted for details. For questions about participant accounts, participants should contact their employee benefits office, the plan administrator, or the organization that provides recordkeeping services for the plan. Investors who purchase shares through retirement plans should be aware that plan administrators may aggregate purchase and redemption orders for participants in the plan. Therefore, there may be a delay between the time the investor places an order with the plan administrator and the time the order is forwarded to the Transfer Agent for execution.

              . Fund Reimbursement Fees. Investors in Institutional Class and
            Administrative Class shares of the Structured Emerging Markets and Tax-Efficient Structured Emerging Markets Funds are subject to a "Fund Reimbursement Fee," both at the time of purchase and at the time of redemption, equal to 1.00% of the net asset value of the shares purchased or redeemed. Fund Reimbursement Fees are not paid separately, but are deducted automatically from the amount invested or the amount to be received in connection with a redemption. Fund Reimbursement Fees are paid to and retained by the Funds to defray certain costs described below and are not paid to or retained by PIMCO Advisors, the Fund's Sub-Adviser, or the Distributor. Fund Reimbursement Fees are not sales loads or contingent deferred sales charges. Reinvestment of dividends and capital gains distributions paid to shareholders by the Funds are not subject to Fund Reimbursement Fees, but redemptions and exchanges of shares acquired by these reinvestments are subject to Fund Reimbursement Fees unless a waiver applies.

             The purpose of the Fund Reimbursement Fees is to defray the costs associated with investing the proceeds of the sale of the Fund's shares (in the case of purchases) or the costs associated with the sale of portfolio securities to satisfy redemption requests (in the case of redemptions), thereby insulating existing shareholders from such costs. The amount of a Fund Reimbursement Fee represents the Sub-Adviser's estimate of the costs reasonably anticipated to be incurred by the Funds in connection with the purchase or sale of portfolio securities, including international stocks, associated with an investor's purchase or redemption. These costs include brokerage costs, market impact costs (i.e., the increase in market prices which may result when a Fund purchases or sells thinly traded stocks) and the effect of "bid/asked" spreads in international markets. Transaction costs incurred when purchasing or selling stocks of companies in foreign countries, and particularly emerging market countries, may be significantly higher than those in more developed countries. This is due, in part, to less competition among brokers, underutilization of technology on the part of foreign exchanges and brokers, the lack of less expensive investment options (such as derivative instruments) and lower levels of liquidity in foreign and underdeveloped markets.

             Waiver of Fund Reimbursement Fees. Former participants in the
            Parametric Portfolio Associates Emerging Markets Trust will not be subject to Fund Reimbursement Fees with respect to any shares of the Structured Emerging Markets and Tax-Efficient Structured Emerging Markets Funds they acquired through June 30, 1998, and will not be subject to Fund Reimbursement Fees upon the subsequent redemption (including any redemption in connection with an exchange) of any shares acquired by any such participant through June 30, 1998. Such participants will be subject to such Fund Reimbursement Fees to the same extent as any other shareholder on any shares of either Fund acquired (whether by reinvestment of dividends or capital gain distributions or otherwise) after June 30, 1998.

Redeeming     . Redemptions by Mail. An investor may redeem (sell)
Shares Institutional Class and Administrative Class shares by submitting a written request to PIMCO Funds at 840 Newport Center Drive, Suite 300, Newport Beach, California 92660. The redemption request should state the Fund from which the shares are to be redeemed, the class of shares, the number or dollar amount of the shares to be redeemed and the account number. The request must be signed exactly as the names of the registered owners appear on the Trust's account records, and the request must be signed by the minimum number of persons designated on the Client Registration Application that are required to effect a redemption.
                                                                   Prospectus

              . Redemptions by Telephone or Other Wire Communication. An
            investor that elects this option on the Client Registration Application (or subsequently in writing) may request redemptions of shares by calling the Trust at 1-800-927-4648, by sending a facsimile to 1-949-725-6830, by sending an e-mail to shareholder.services@pimco.com or by other means of wire communication. Investors should state the Fund and class from which the shares are to be redeemed, the number or dollar amount of the shares to be redeemed, the account number and the signature (which may be an electronic signature) of an authorized signatory. Redemption requests of an amount of $10 million or more may be initiated by telephone or e-mail, but must be confirmed in writing by an authorized party prior to processing.

             In electing a telephone redemption, the investor authorizes
            Pacific Investment Management Company and the Transfer Agent to act on telephone instructions from any person representing himself to be the investor, and reasonably believed by Pacific Investment Management Company or the Transfer Agent to be genuine. Neither the Trust nor the Transfer Agent may be liable for any loss, cost or expense for acting on instructions (whether in writing or by telephone) believed by the party receiving such instructions to be genuine and in accordance with the procedures described in this Prospectus. Shareholders should realize that by electing the telephone or wire or e-mail redemption option, they may be giving up a measure of security that they might have if they were to redeem their shares in writing. Furthermore, interruptions in service may mean that a shareholder will be unable to effect a redemption by telephone or e-mail when desired. The Transfer Agent also provides written confirmation of transactions initiated by telephone as a procedure designed to confirm that telephone instructions are genuine (written confirmation is also provided for redemption requests received in writing or via e-mail). All telephone transactions are recorded, and Pacific Investment Management Company or the Transfer Agent may request certain information in order to verify that the person giving instructions is authorized to do so. The Trust or Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone transactions if it fails to employ reasonable procedures to confirm that instructions communicated by telephone are genuine. All redemptions, whether initiated by letter or telephone, will be processed in a timely manner, and proceeds will be forwarded by wire in accordance with the redemption policies of the Trust detailed below. See "Other Redemption Information."

             Shareholders may decline telephone exchange or redemption
            privileges after an account is opened by instructing the Transfer Agent in writing at least seven business days prior to the date the instruction is to be effective. Shareholders may experience delays in exercising telephone redemption privileges during periods of abnormal market activity. During periods of volatile economic or market conditions, shareholders may wish to consider transmitting redemption orders by telegram, facsimile or overnight courier.

             Defined contribution plan participants may request redemptions by contacting the employee benefits office, the plan administrator or the organization that provides recordkeeping services for the plan.

              . Other Redemption Information. Redemption requests for Fund shares are effected at the NAV per share next determined after receipt of a redemption request by the Trust or its designee. The request must properly identify all relevant information, such as account number, redemption amount (in dollars or shares) and the Fund name, and must be executed or initialed by the appropriate signatories. A redemption request received by the Trust or its designee prior to the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time), on a day the Trust is open for business, is effective on that day. A redemption request received after that time becomes effective on the next business day.

             Unless eligible for a waiver, shareholders of the Structured
            Emerging Markets and Tax-Efficient Structured Emerging Markets Funds who redeem their shares will pay a Fund Reimbursement Fee equal to 1.00% of the NAV of the shares redeemed. See "Fund Reimbursement Fees" above.

             Redemption proceeds will ordinarily be wired to the investor's bank within three business days after the redemption request, but may take up to seven business days. Redemption proceeds will be sent by wire only to
  PIMCO Funds: Multi-Manager Series
74
            the bank name designated on the Client Registration Application. The Trust may suspend the right of redemption or postpone the payment date at times when the New York Stock Exchange is closed, or during certain other periods as permitted under the federal securities laws.

             For shareholder protection, a request to change information contained in an account registration (for example, a request to change the bank designated to receive wire redemption proceeds) must be received in writing, signed by the minimum number of persons designated on the Client Registration Application that are required to effect a redemption, and accompanied by a signature guarantee from any eligible guarantor institution, as determined in accordance with the Trust's procedures. Shareholders should inquire as to whether a particular institution is an eligible guarantor institution. A signature guarantee cannot be provided by a notary public. In addition, corporations, trusts, and other institutional organizations are required to furnish evidence of the authority of the persons designated on the Client Registration Application to effect transactions for the organization.

             Due to the relatively high cost of maintaining small accounts, the Trust reserves the right to redeem Institutional Class and Administrative Class shares in any account for their then-current value (which will be promptly paid to the investor) if at any time, due to redemption by the investor, the shares in the account do not have a value of at least $100,000. A shareholder will receive advance notice of a mandatory redemption and will be given at least 30 days to bring the value of its account up to at least $100,000. This mandatory redemption policy does not apply to participants in PIMCO Advisors Portfolio Strategies, a managed product sponsored by PIMCO Advisors.

             The Trust agrees to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1% of the Fund's net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, the Trust reserves the right to pay any redemption proceeds exceeding this amount in whole or in part by a distribution in kind of securities held by a Fund in lieu of cash. Except for Funds with a tax-efficient management strategy, it is highly unlikely that shares would ever be redeemed in kind. When shares are redeemed in kind, the redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received in the distribution.

             Redemptions of Fund shares may be suspended when trading on the
            New York Stock Exchange is restricted or during an emergency which makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the Securities and Exchange Commission for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemptions or postpone payment for more than seven days, as permitted by law.

Exchange    Except as provided below, or in the applicable Funds' or series
Privilege   prospectus(es), an investor may exchange Institutional Class or
            Administrative Class shares of a Fund for shares of the same class of any other Fund or other series of the Trust that offers that class based on the respective NAVs of the shares involved. An exchange may be made by following the redemption procedure described above under "Redemptions by Mail" or, if the investor has elected the telephone redemption option, by calling the Trust at 1-800-927-4648. An investor may also exchange shares of a Fund for shares of the same class of a series of PIMCO Funds: Pacific
            Investment Management Series, an affiliated mutual fund family composed primarily of fixed income portfolios managed by Pacific
            Investment Management Company, subject to any restrictions on exchanges set forth in the applicable series' prospectus(es).
            Shareholders interested in such an exchange may request a prospectus for these other series by contacting PIMCO Funds:
            Pacific Investment Management Series at the same address and telephone number as the Trust. Boston Financial Data Services is the current Transfer Agent for Funds offered in the separate PIMCO
            RCM Funds Prospectus and shall continue to be the Transfer Agent for such Funds until the final appointment of National Financial
            Data Services as such Funds' Transfer Agent, expected to
                                                                   Prospectus
            occur on or around February 15, 2002. Until National Financial
            Data Services becomes such Funds' Transfer Agent, shares of the Funds offered in this Prospectus may not be exchanged for shares of such Funds offered in the separate PIMCO RCM Funds Prospectus, and shares of the PIMCO RCM Funds may not be exchanged for shares of the Funds offered in this prospectus.

             Unless eligible for a waiver, shareholders who exchange their
            Institutional Class or Administrative Class shares of a Fund for the same class of shares of the Structured Emerging Markets or Tax-Efficient Structured Emerging Markets Fund will be subject to a Fund Reimbursement Fee of 1.00% of the NAV of the shares of these Funds acquired in connection with the exchange. Also, shareholders who exchange shares of the Structured Emerging Markets Fund or Tax-Efficient Structured Emerging Markets Fund for shares of any other Fund will be subject to a Fund Reimbursement Fee of 1.00% of the NAV of the shares of these Funds redeemed in connection with the exchange. See "Fund Reimbursement Fees" above.

             An investor may exchange shares only with respect to Funds or other eligible series that are registered in the investor's state of residence or where an exemption from registration is available. In addition, an exchange is generally a taxable event which will generate capital gains or losses, and special rules may apply in computing tax basis when determining gain or loss. See "Tax Consequences" in this Prospectus and "Taxation" in the Statement of Additional Information.

             The Trust reserves the right to refuse exchange purchases if, in the judgment of PIMCO Advisors, the purchase would adversely affect a Fund and its shareholders. In particular, a pattern of exchanges characteristic of "market-timing" strategies may be deemed by PIMCO Advisors to be detrimental to the Trust or a particular Fund. Currently, the Trust limits the number of "round trip" exchanges investors may make. An investor makes a "round trip" exchange when the investor purchases shares of a particular Fund, subsequently exchanges those shares for shares of a different PIMCO Fund, and then exchanges back into the originally purchased Fund. The Trust has the right to refuse any exchange for any investor who completes (by making the exchange back into the shares of the originally purchased Fund) more than six round trip exchanges in any twelve-month period. The Trust reserves the right to impose additional restrictions on exchanges at any time, although it will attempt to give shareholders 30 days' prior notice whenever it is reasonably able to do so.
  PIMCO Funds: Multi-Manager Series
76

            How Fund Shares Are Priced

             The net asset value ("NAV") of a Fund's Institutional and
            Administrative Class shares is determined by dividing the total value of a Fund's portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class.

             For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to procedures established by the Board of Trustees, with reference to other securities or indices. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction.

             Investments initially valued in currencies other than the U.S.
            dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of a Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares. In particular, calculation of the NAV of the Global Innovation, Select International, Structured Emerging Markets and Tax-Efficient Structured Emerging Markets Funds may not take place contemporaneously with the determination of the prices of foreign securities used in NAV calculations.

             Fund shares are valued at the close of regular trading on the New
            York Stock Exchange (normally 4:00 p.m., Eastern time) (the "NYSE Close") on each day that the New York Stock Exchange is open. For purposes of calculating the NAV, the Funds normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to the Funds or their agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

             In unusual circumstances, instead of valuing securities in the usual manner, the Funds may value securities at fair value or estimate their value as determined in good faith by the Board of Trustees or persons acting at their direction pursuant to procedures approved by the Board of Trustees. Fair valuation may also be used by the Board of Trustees if extraordinary events occur after the close of the relevant market but prior to the NYSE Close.

             Under certain circumstances, the per share NAV of the
            Administrative Class shares of the Funds may be lower than the per share NAV of the Institutional Class shares as a result of the daily expense accruals of the service and/or distribution fees paid by Administrative Class shares. Generally, for Funds that pay income dividends, those dividends are expected to differ over time by approximately the amount of the expense accrual differential between the two classes.

             The assets of the Asset Allocation Fund consist of shares of the
            Underlying Funds, which are valued at their respective NAVs (as determined above) at the time of the valuation of the Asset Allocation Fund's shares.
                                                                   Prospectus

            Fund Distributions

            Each Fund distributes substantially all of its net investment income to shareholders in the form of dividends. A shareholder begins earning dividends on Fund shares the day after the Trust receives the shareholder's purchase payment. Dividends paid by each Fund with respect to each class of shares are calculated in the same manner and at the same time, but dividends on Administrative Class shares are expected to be lower than dividends on Institutional Class shares as a result of the service and/or distribution fees applicable to Administrative Class shares. The following shows when each Fund intends to declare and distribute income dividends to shareholders of record.

          Fund                            At Least Annually     Quarterly
            -------------------------------------------------------------
          Equity Income, Basic Value and                            .
           Asset Allocation Funds
            -------------------------------------------------------------
          All other Funds                        .
            -------------------------------------------------------------

             In addition, each Fund distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently.

             A Fund's dividend and capital gain distributions with respect to a particular class of shares will automatically be reinvested in additional shares of the same class of the Fund at NAV unless the shareholder elects to have the distributions paid in cash. A shareholder may elect to have distributions paid in cash on the Client Registration Application or by submitting a written request, signed by the appropriate signatories, indicating the account number, Fund name(s) and wiring instructions.

             Shareholders do not pay any sales charges or other fees
            (including Fund Reimbursement Fees) on the receipt of shares received through the reinvestment of Fund distributions. However, shareholders of the Structured Emerging Markets and Tax-Efficient Structured Emerging Markets Funds who receive additional shares through the reinvestment of distributions will pay a Fund Reimbursement Fee if they subsequently redeem or exchange those shares. See "Purchases, Redemptions and Exchanges--Fund Reimbursement Fees."

             For further information on distribution options, please contact the Trust at 1-800-927-4648.

            Tax Consequences

              . Taxes on Fund Distributions. A shareholder subject to U.S.
            federal income tax will be subject to tax on Fund distributions whether they are paid in cash or reinvested in additional shares of the Funds. For federal income tax purposes, Fund distributions will be taxable to the shareholder as either ordinary income or capital gains.

             Fund dividends (i.e., distributions of investment income) are taxable to shareholders as ordinary income. Federal taxes on Fund distributions of gains are determined by how long the Fund owned the investments that generated the gains, rather than how long the shareholder owned the shares. Distributions of gains from investments that a Fund owned for more than 12 months will generally be taxable to shareholders as capital gains. Distributions of gains from investments that the Fund owned for 12 months or less and gains on bonds characterized as market discount will generally be taxable as ordinary income.

             Fund distributions are taxable to shareholders even if they are paid from income or gains earned by a Fund prior to the shareholder's investment and thus were included in the price paid for the shares. For example, a shareholder who purchases shares on or just before the record date of a Fund distribution will pay full price for the shares and may receive a portion of his or her investment back as a taxable distribution.
  PIMCO Funds: Multi-Manager Series
78

              . Taxes on Redemptions or Exchanges of Shares. Any gain
            resulting from the sale of Fund shares will generally be subject to federal income tax. When a shareholder exchanges shares of a Fund for shares of another series, the transaction generally will be treated as a sale of the Fund shares for these purposes, and any gain on those shares will generally be subject to federal income tax.

              . A Note on the Tax-Efficient Equity and Tax-Efficient
            Structured Emerging Markets Funds. The Tax-Efficient Equity and Tax-Efficient Structured Emerging Markets Funds utilize a number of tax-efficient management techniques designed to minimize taxable distributions. For instance, the Funds generally seek to minimize realized gains and, when realizing gains, attempt to realize gains that will be taxed as capital gains (i.e., as gains on investments owned for more than 12 months) when distributed to shareholders. Although the Funds attempt to minimize taxable distributions, they may be expected to earn and distribute taxable income and realize and distribute capital gains from time to time.

              . A Note on the Asset Allocation Fund. The Asset Allocation
            Fund's use of a fund of funds structure could affect the amount, timing and character of distributions to shareholders. See "Taxation--Distributions" in the Statement of Additional Information.

              . A Note on Foreign Investments. A Fund's investment in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased. In addition, a Fund's investments in foreign securities or foreign currencies may increase or accelerate the Fund's recognition of ordinary income and may affect the timing or amount of the Fund's distributions. Shareholders of the Global Innovation, Select International, Structured Emerging Markets and Tax-Efficient Structured Emerging Markets Funds may be entitled to claim a credit or deduction with respect to foreign taxes.

              . A Note on Backup Withholding. Pursuant to recently enacted tax legislation, the backup withholding tax rate will be 30% for amounts paid in 2002 if a Fund is required to apply backup withholding to taxable distributions payable to a shareholder. Please see the Statement of Additional Information for further details about the new backup withholding tax rates.

             This section relates only to federal income tax; the consequences under other tax laws may differ. Shareholders should consult their tax advisors as to the possible application of foreign, state and local income tax laws to Fund dividends and capital distributions. Please see the Statement of Additional Information for additional information regarding the tax aspects of investing in the Funds.

            Characteristics and Risks of Securities and Investment Techniques

            This section provides additional information about some of the principal investments and related risks of the Funds identified under "Summary Information" above. It also describes characteristics and risks of additional securities and investment techniques that are not necessarily principal investments or strategies but may be used by the Funds from time to time. Most of these securities and investment techniques are discretionary, which means that the portfolio managers can decide whether to use them or not. This Prospectus does not attempt to disclose all of the various types of securities and investment techniques that may be used by the Funds. As with any mutual fund, investors in the Funds must rely on the professional investment judgment and skill of PIMCO Advisors, the Sub-Advisers and the individual portfolio managers. Please see "Investment Objectives and Policies" in the Statement of Additional Information for more detailed information about the securities and investment techniques described in this section and about other strategies and techniques that may be used by the Funds.
                                                                   Prospectus

Fixed       Fixed income securities are obligations of the issuer to make
Income      payments of principal and/or interest on future dates, and include
Securities  corporate and government bonds, notes, certificates of deposit,
and         commercial paper, convertible securities and mortgage-backed and
Defensive   other asset-backed securities.
Strategies

             Aside from the cash management practices described below, the
            Mega-Cap, Capital Appreciation, Mid-Cap, Micro-Cap and Tax-Efficient Equity Funds intend to be as fully invested in common stocks as practicable at all times. The Structured Emerging Markets and Tax-Efficient Structured Emerging Markets Funds normally invest substantially all of their assets in common stocks and other equity and equity-linked securities, but may invest up to 5% of their assets in fixed income securities of emerging market issuers. For cash management purposes, each of these Funds may maintain a portion of its assets (normally not more than 10%) in U.S. Government securities, high quality fixed income securities, money market obligations and cash to pay certain Fund expenses and to meet redemption requests. None of the Funds listed in this paragraph will make defensive investments in response to unfavorable market and other conditions and therefore may be particularly vulnerable to general declines in stock prices and/or other categories of securities in which they invest.

             Under normal circumstances, the Equity Income, Basic Value and
            Small-Cap Value Funds intends to be fully invested in common stocks (aside from cash management practices), except that each of these Funds may temporarily hold up to 10% of its assets in cash and cash equivalents for defensive purposes in response to unfavorable market and other conditions. The Value, Renaissance, Growth, Select Growth, Target, Opportunity, Innovation, Healthcare Innovation, Global Innovation and Select International Funds will each invest primarily in common stocks, and may also invest in other kinds of equity securities, including preferred stocks and securities (including fixed income securities and warrants) convertible into or exercisable for common stocks. Each of these Funds may invest a portion of its assets in fixed income securities. These Funds may temporarily hold up to 100% of their assets in short-term U.S. Government securities and other money market instruments for defensive purposes in response to unfavorable market and other conditions. The Growth & Income Fund will invest primarily in common stocks, but may also invest significant portions of its assets in preferred stocks, fixed income securities, convertible securities and real estate investment trusts, or "REITs." The Growth & Income Fund may temporarily hold up to 100% of its assets in short-term U.S. Government securities and other money market instruments for defensive purposes in response to unfavorable market and other conditions. The Select International Fund may also hold up to 100% of its assets in other domestic fixed income, foreign fixed income and equity securities principally traded in the U.S., including obligations issued or guaranteed by a foreign government or its agencies, authorities or instrumentalities, corporate bonds and American Depository Receipts, for temporary defensive purposes. In response to unfavorable market and other conditions, the Asset Allocation Fund may invest up to 100% of its assets in PIMCO Money Market Fund (and may deviate from its asset allocation range) for temporary defensive purposes. The Fund may also borrow money for temporary or emergency purposes. The temporary defensive strategies described in this paragraph would be inconsistent with the investment objective and principal investment strategies of each of the noted Funds and may adversely affect the Fund's ability to achieve its investment objective.

            Each of the Funds may invest in securities of companies with market capitalizations that are small compared to other publicly traded companies. The Micro-Cap Fund, in particular, and the Opportunity and Small-Cap Value Funds generally invest primarily in smaller companies and are especially sensitive to the risks described below. In addition, the Innovation, Healthcare Innovation and Global Innovation Funds generally have substantial exposure to these risks. The Target, Growth & Income, Select International and Mid-Cap Funds also have significant exposure to these risks because they invest primarily in companies with medium-sized market capitalizations, which are smaller and generally less well-known or seasoned than larger companies.

Companies    Companies which are smaller and less well-known or seasoned than
With        larger, more widely held companies may offer greater opportunities
Smaller     for capital appreciation, but may also involve risks different
Market      from, or greater than, risks normally associated with larger
Capitaliza- companies. Larger companies generally have greater financial
tions       resources, more extensive research
  PIMCO Funds: Multi-Manager Series
80
            and development, manufacturing, marketing and service capabilities, and more stability and greater depth of management and technical personnel than smaller companies. Smaller companies may have limited product lines, markets or financial resources or may depend on a small, inexperienced management group. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more abruptly or erratically than securities of larger companies. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity.
            These securities may therefore be more vulnerable to adverse market developments than securities of larger companies. Also, there may be less publicly available information about smaller companies or less market interest in their securities as compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of a company's earnings potential or assets.

             Because securities of smaller companies may have limited
            liquidity, a Fund may have difficulty establishing or closing out its positions in smaller companies at prevailing market prices. As a result of owning large positions in this type of security, a Fund is subject to the additional risk of possibly having to sell portfolio securities at disadvantageous times and prices if redemptions require the Fund to liquidate its securities positions. For these reasons, it may be prudent for a Fund with a relatively large asset size to limit the number of relatively small positions it holds in securities having limited liquidity in order to minimize its exposure to such risks, to minimize transaction costs, and to maximize the benefits of research. As a consequence, as a Fund's asset size increases, the Fund may reduce its exposure to illiquid smaller capitalization securities, which could adversely affect performance.

Initial     The Funds, particularly the Global Innovation, Healthcare
Public      Innovation and Innovation Funds, may purchase securities in
Offerings   initial public offerings (IPOs). These securities are subject to many of the same risks of investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time a Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of Funds to which IPO securities are allocated increases, the number of securities issued to any one Fund may decrease. The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as a Fund increases in size, the impact of IPOs on the Fund's performance will generally decrease.

Foreign     The Select International, Structured Emerging Markets and Tax-
(non-       Efficient Structured Emerging Markets Funds normally invest
U.S.)       principally in securities of foreign issuers, securities traded
Securities  principally in securities markets outside the United States and/or securities denominated in foreign currencies (together, "foreign securities"). The Global Innovation Fund will invest in the securities of issuers located in at least three countries (one of which may be the United States). The Value, Renaissance,
            Growth & Income, Growth, Target, Opportunity, Innovation and
            Healthcare Innovation Funds may invest up to 15% of their respective assets in foreign securities. The Select Growth Fund may invest up to 25% of its assets in foreign securities. Each of these Funds may invest without limit in ADRs (defined below). The
            Tax-Efficient Equity Fund may invest in common stocks of foreign issuers if included in the S&P 500 Index.

             All of the Funds may invest in American Depository Receipts
            (ADRs). In addition, the Value, Renaissance, Growth & Income, Growth, Select Growth, Target, Opportunity, Innovation, Healthcare Innovation, Global Innovation, Select International, Structured Emerging Markets and Tax-Efficient Structured Emerging Markets Funds may invest in European Depository Receipts (EDRs) and Global Depository Receipts (GDRs). ADRs are dollar-denominated receipts issued generally by domestic banks and representing the deposit with the bank of a security of a foreign issuer, and are publicly traded on exchanges or over-the-counter in the United States. EDRs are receipts similar to ADRs and are issued and traded in Europe. GDRs may be offered privately in the United States and also traded in public or private markets in other countries.
                                                                   Prospectus
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

             Investing in foreign securities involves special risks and considerations not typically associated with investing in U.S. securities and shareholders should consider carefully the substantial risks involved for Funds that invest in these securities. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; and political instability. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. Other countries' financial infrastructure or settlement systems may be less developed than those of the United States. The securities markets, values of securities, yields and risks associated with foreign securities markets may change independently of each other. Also, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Investments in foreign securities may also involve higher custodial costs than domestic investments and additional transaction costs with respect to foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in foreign currencies.

Emerging    Each of the Funds that may invest in foreign securities may invest
Market      in securities of issuers based in or that trade principally in
Securities  countries with developing (or "emerging market") economies. The
            Structured Emerging Markets and Tax-Efficient Structured Emerging
            Markets Funds normally invest most of their assets in emerging market securities. The Global Innovation and Select International
            Funds may also invest significant portions of their assets in emerging market securities. Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income andcapital. In addition, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or the creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S.
            dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

             Additional risks of emerging market securities may include:
            greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

             Special Risks of Investing in Russian and Other Eastern European
            Securities. Each of the Global Innovation, Select International, Structured Emerging Markets and Tax-Efficient Structured Emerging Markets Funds may invest a significant portion of its assets in securities of issuers located in Russia and in other Eastern European countries. While investments in securities of such issuers are subject generally to the same risks associated with investments in other emerging market countries described above, the political, legal and operational risks of investing in Russian and other Eastern European issuers, and of having assets custodied within these countries,
  PIMCO Funds: Multi-Manager Series
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

            may be particularly acute. A risk of particular note with respect to direct investment in Russian securities is the way in which ownership of shares of companies is normally recorded. When a Fund invests in a Russian issuer, it will normally receive a "share extract," but that extract is not legally determinative of ownership. The official record of ownership of a company's share is maintained by the company's share registrar. Such share registrars are completely under the control of the issuer, and investors are provided with few legal rights against such registrars.

Foreign     A Fund that invests directly in foreign currencies or in
Currencies  securities that trade in, and receive revenues in, foreign currencies will be subject to currency risk. The Global
            Innovation, Select International, Structured Emerging Markets and
            Tax-Efficient Structured Emerging Markets Funds are particularly sensitive to this risk.

             Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by supply and demand and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments. For example, uncertainty surrounds the introduction of the euro (a common currency unit for the European Union) and the effect it may have on the value of European currencies as well as securities denominated in local European currencies. The euro and other currencies in which the Funds' assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Funds.

             Foreign Currency Transactions. The Value, Renaissance, Growth &
            Income, Growth, Select Growth, Target, Opportunity, Innovation, Healthcare Innovation, Global Innovation, Select International, Structured Emerging Markets and Tax-Efficient Structured Emerging Markets Funds may enter into forward foreign currency exchange contracts, primarily to reduce the risks of adverse changes in foreign exchange rates. In addition, the Global Innovation, Select International, Structured Emerging Markets and Tax-Efficient Structured Emerging Markets Funds may buy and sell foreign currency futures contracts and options on foreign currencies and foreign currency futures. A forward foreign currency exchange contract, which involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract, reduces a Fund's exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on the value of a Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. Contracts to sell foreign currency would limit any potential gain which might be realized by a Fund if the value of the hedged currency increases. A Fund may enter into these contracts to hedge against foreign exchange risk arising from the Fund's investment or anticipated investment in securities denominated in foreign currencies. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in such transactions at any given time or from time to time. Also, such transactions may not be successful and may eliminate any chance for a Fund to benefit from favorable fluctuations in relevant foreign currencies.

             The Global Innovation, Select International, Structured Emerging
            Markets and Tax-Efficient Structured Emerging Markets Funds may also enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. To the extent that it does so, a Fund will be subject to the additional risk that the relative value of currencies will be different than anticipated by the Fund's portfolio manager. The Global Innovation, Select International, Structured Emerging Markets and Tax-Efficient Structured Emerging Markets Funds may use one currency (or basket of currencies) to hedge against adverse changes in the value of another currency (or basket of currencies) when exchange rates between the two currencies are positively correlated. Each Fund will segregate assets determined to be liquid by PIMCO Advisors or a Sub-Adviser in accordance with procedures established by the Board of Trustees to cover its obligations under forward foreign currency exchange contracts entered into for non-hedging purposes.
                                                                   Prospectus

Corporate   Each Fund that may invest in fixed income securities may invest in
Debt        corporate debt securities. The Growth & Income Fund may invest up
Securities  to 10% of its assets in these securities. Corporate debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to factors such as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer durations tend to be more sensitive to interest rate movements than those with shorter durations.

Convertible Each Fund may invest in convertible securities. The Growth & Securities Income Fund may place particular emphasis on convertible securities. Convertible securities are generally preferred stocks and other securities, including fixed income securities and warrants, that are convertible into or exercisable for common stock at either a stated price or a stated rate. The price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of this conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security will normally also provide income and is subject to interest rate risk. While convertible securities generally offer lower interest or dividend yields than non-convertible fixed income securities of similar quality, their value tends to increase as the market value of the underlying stock increases and to decrease when the value of the underlying stock decreases. Also, a Fund may be forced to convert a security before it would otherwise choose, which may have an adverse effect on the Fund's ability to achieve its investment objective.

Derivatives Each Fund (except the Mega-Cap, Capital Appreciation, Mid-Cap,
            Micro-Cap, Equity Income, Basic Value and Small-Cap Value Funds) may, but is not required to, use a number of derivative instruments for risk management purposes or as part of its investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. A portfolio manager may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by a Fund will succeed. In addition, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

             Examples of derivative instruments include options contracts, futures contracts, options on futures contracts, zero-strike warrants and options and swap agreements. The Value, Renaissance, Growth & Income, Growth, Select Growth, Target, Opportunity, Innovation, Healthcare Innovation, Global Innovation, Select International, Tax-Efficient Equity, Structured Emerging Markets and Tax-Efficient Structured Emerging Markets Funds may purchase and sell (write) call and put options on securities, securities indexes and foreign currencies. Each of these Funds may purchase and sell futures contracts and options thereon with respect to securities, securities indexes and foreign currencies. The Global Innovation, Select International, Tax-Efficient Equity, Structured Emerging Markets and Tax-Efficient Structured Emerging Markets Funds may enter into swap agreements with respect to securities indexes. A description of these and other derivative instruments that the Funds may use are described under "Investment Objectives and Policies" in the Statement of Additional Information.

             A Fund's use of derivative instruments involves risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments. A description of various risks associated with particular derivative instruments is included in "Investment Objectives and Policies" in the Statement of Additional Information. The following provides a more general discussion of important risk factors relating to all derivative instruments that may be used by the Funds.

             Management Risk Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an
  PIMCO Funds: Multi-Manager Series
84
            understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

             Credit Risk The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a "counterparty") to make required payments or otherwise comply with the contract's terms.

             Liquidity Risk Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

             Leveraging Risk Because many derivatives have a leverage
            component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a Fund uses derivatives for leverage, investments in that Fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each Fund will segregate assets determined to be liquid by PIMCO Advisors or a Sub-Adviser in accordance with procedures established by the Board of Trustees (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

             Lack of Availability Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a Fund will engage in derivatives transactions at any time or from time to time. A Fund's ability to use derivatives may also be limited by certain regulatory and tax considerations.

             Market and Other Risks Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund's interest. If a portfolio manager incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for a Fund, the Fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. A Fund may also have to buy or sell a security at a disadvantageous time or price because the Fund is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions.

             Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a Fund's use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (taxed at ordinary income tax rates when distributed to shareholders who are individuals) than if the Fund had not used such instruments.

Equity-     The Funds may invest in equity-linked securities. Each of the
Linked      Select International, Structured Emerging Markets and Tax-
Securities  Efficient Structured Emerging Markets Funds may invest up to 15%
            of its assets in equity-linked securities. Equity-linked securities are privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or "basket" of stocks, or sometimes a single stock. To the extent that a Fund invests in equity-linked securities whose return corresponds to the
                                                                   Prospectus
            performance of a foreign securities index or one or more of foreign stocks, investing in equity-linked securities will involve risks similar to the risks of investing in foreign equity securities. See "Foreign Securities" above. In addition, an investing Fund bears the risk that the issuer of an equity-linked security may default on its obligations under the security.
            Equity-linked securities are often used for many of the same purposes as, and share many of the same risks with, derivative instruments such as swap agreements and zero-strike warrants and options. See "Derivatives" above. Equity-linked securities may be considered illiquid and thus subject to the Funds' restrictions on investments in illiquid securities.

Credit      The Funds may invest in securities based on their credit ratings
Ratings     assigned by rating agencies such as Moody's Investors Service,
and         Inc. ("Moody's") and Standard & Poor's Ratings Services ("S&P").
Unrated     Moody's, S&P and other rating agencies are private services that
Securities  provide ratings of the credit quality of fixed income securities, including convertible securities. The Appendix to the Statement of Additional Information describes the various ratings assigned to fixed income securities by Moody's and S&P. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risk. Rating agencies may fail to make timely changes in credit ratings and an issuer's current financial condition may be better or worse than a rating indicates. A Fund will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. PIMCO Advisors and the Sub-Advisers do not rely solely on credit ratings, and develop their own analysis of issuer credit quality.

             A Fund may purchase unrated securities (which are not rated by a rating agency) if its portfolio manager determines that the security is of comparable quality to a rated security that the Fund may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that the portfolio manager may not accurately evaluate the security's comparative credit rating.

High        Securities rated lower than Baa by Moody's or lower than BBB by
Yield       S&P are sometimes referred to as "high yield securities" or "junk
Securities  bonds." The Funds, particularly the Growth & Income Fund, may invest in these securities. Investing in these securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields, these securities typically may be subject to greater levels of interest rate, credit and liquidity risk, may entail greater potential price volatility and may be less liquid than higher-rated securities. These securities may be regarded as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities.

Loans of    For the purpose of achieving income, each Fund may lend its
Portfolio   portfolio securities to brokers, dealers, and other financial
Securities  institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Please see
            "Investment Objectives and Policies" in the Statement of Additional Information for details. When a Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. A Fund may pay lending fees to the party arranging the loan.

Short       Each Fund may make short sales as part of its overall portfolio
Sales       management strategies or to offset a potential decline in the value of a security. A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. A Fund may only enter into short selling transactions if the security sold short is held in the Fund's portfolio or if the
            Fund has the right to acquire the security without the payment of further consideration. For these purposes, a Fund may also hold or have the right to acquire securities which, without the payment of any further consideration, are convertible into or exchangeable for the securities sold short. Short sales expose a Fund to the risk that it will be required to acquire, convert or exchange securities to
  PIMCO Funds: Multi-Manager Series
86
            replace the borrowed securities (also known as "covering" the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Fund.

When-       Each Fund may purchase securities which it is eligible to purchase
Issued,     on a when-issued basis, may purchase and sell such securities for
Delayed     delayed delivery and may make contracts to purchase such
Delivery    securities for a fixed price at a future date beyond normal
and         settlement time (forward commitments). When-issued transactions,
Forward     delayed delivery purchases and forward commitments involve a risk
Commitment of loss if the value of the securities declines prior to the Transactionssettlement date. This risk is in addition to the risk that the
            Fund's other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase a Fund's overall investment exposure. Typically, no income accrues on securities a Fund has committed to purchase prior to the time delivery of the securities is made, although a Fund may earn income on securities it has segregated to cover these positions.

Repurchase Each Fund may enter into repurchase agreements, in which the Fund Agreements purchases a security from a bank or broker-dealer that agrees to repurchase the security at the Fund's cost plus interest within a specified time. If the party agreeing to repurchase should default, the Fund will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Those Funds whose investment objectives do not include the earning of income will invest in repurchase agreements only as a cash management technique with respect to that portion of its portfolio maintained in cash. Repurchase agreements maturing in more than seven days are considered illiquid securities.

Reverse     Each Fund may enter into reverse repurchase agreements, subject to
Repurchase the Fund's limitations on borrowings. A reverse repurchase Agreements agreement involves the sale of a security by a Fund and its
and Other   agreement to repurchase the instrument at a specified time and
Borrowings  price, and may be considered a form of borrowing for some purposes. A Fund will segregate assets determined to be liquid by PIMCO Advisors or a Sub-Adviser in accordance with procedures established by the Board of Trustees to cover its obligations under reverse repurchase agreements. A Fund also may borrow money for investment purposes subject to any policies of the Fund currently described in this Prospectus or in the Statement of Additional Information. Reverse repurchase agreements and other forms of borrowings may create leveraging risk for a Fund.

Illiquid    Each Fund may invest in securities that are illiquid so long as
Securities  not more than 15% of the value of the Fund's net assets (taken at market value at the time of investment) would be invested in such securities. Certain illiquid securities may require pricing at fair value as determined in good faith under the supervision of the Board of Trustees. A portfolio manager may be subject to significant delays in disposing of illiquid securities held by the Fund, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities. The term
            "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Please see "Investment Objectives and Policies" in the Statement of Additional Information for a listing of various securities that are generally considered to be illiquid for these purposes. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Investment  The Select International Fund may invest up to 10% of its assets
in Other    in securities of other investment companies, such as closed-end
Investment  management investment companies, or in pooled accounts or other
Companies   investment vehicles which invest in foreign markets. Each of the other Funds may invest up to 5% of its assets in other investment companies. As a shareholder of an investment company, a Fund may indirectly bear service and other fees which are in addition to the fees the Fund pays its service providers.
                                                                   Prospectus

Portfolio   With the exception of the Tax-Efficient Equity and Tax-Efficient
Turnover    Structured Emerging Markets Funds, the length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as "portfolio turnover." Each Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective and principal investment strategies, particularly during periods of volatile market movements, although the Tax-Efficient
            Equity and Tax-Efficient Structured Emerging Markets Funds will generally attempt to limit portfolio turnover as part of their tax-efficient management strategies. Because PIMCO Advisors does not expect to reallocate the Asset Allocation Fund's assets among the Underlying Funds on a frequent basis, the portfolio turnover rate for the Asset Allocation Fund is expected to be modest (i.e., less than 25%) in comparison to most mutual funds. However, the Asset Allocation Fund indirectly bears the expenses associated with portfolio turnover of the Underlying Funds, a number of which have fairly high portfolio turnover rates (i.e., in excess of 100%). High portfolio turnover involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are taxed at ordinary income tax rates when distributed to shareholders who are individuals), and may adversely impact a Fund's after-tax returns. The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund's performance. Funds, such as the Growth & Income, Select Growth and Select International Funds, that have recently changed Sub-Advisers and/or investment objectives and policies may experience increased portfolio turnover due to the differences between the Funds' previous and current investment objectives and policies and portfolio management strategies.

Changes     The investment objective of each of the Renaissance, Growth &
in          Income, Growth, Select Growth, Target, Opportunity, Innovation,
Investment Healthcare Innovation, Global Innovation, Select International, Objectives Mega-Cap, Equity Income, Basic Value, Tax-Efficient Equity, Tax-
and         Efficient Structured Emerging Markets and Asset Allocation Funds
Policies    described in this Prospectus may be changed by the Board of
            Trustees without shareholder approval. The investment objective of each other Fund is fundamental and may not be changed without shareholder approval. Unless otherwise stated in the Statement of Additional Information, all investment policies of the Funds may be changed by the Board of Trustees without shareholder approval.
            If there is a change in a Fund's investment objective or policies, including a change approved by shareholder vote, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs.

New and     In addition to the risks described under "Summary of Principal
Smaller-    Risks" above and in this section, several of the Funds are newly
Sized       formed and therefore have limited or no performance history for
Funds       investors to evaluate. Also, it is possible that newer Funds and smaller-sized Funds may invest in securities offered in initial public offerings and other types of transactions (such as private placements) which, because of the Funds' size, may have a disproportionate impact on the Funds' performance results. The
            Funds would not necessarily have achieved the same performance results if their aggregate net assets had been greater.

Percentage Unless otherwise stated, all percentage limitations on Fund Investment investments listed in this Prospectus will apply at the time of Limitations investment. A Fund would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment.

Other       The Funds may invest in other types of securities and use a
Investments variety of investment techniques and strategies which are not
and         described in this Prospectus. These securities and techniques may
Techniques  subject the Funds to additional risks. Please see the Statement of
            Additional Information for additional information about the securities and investment techniques described in this Prospectus and about additional securities and techniques that may be used by the Funds.

  PIMCO Funds: Multi-Manager Series
88

            Additional Information About the Asset Allocation Fund

             The Asset Allocation Fund is intended for investors who prefer to have their asset allocation decisions made by professional money managers. The Fund seeks to achieve its investment objective by investing within specified equity and fixed income ranges among the Underlying Funds. Each Underlying Fund is a series of the Trust or PIMCO Funds: Pacific Investment Management Series and is managed by PIMCO Advisors and/or its affiliates.

Strategies  PIMCO Advisors serves as the investment adviser to the Asset
of the      Allocation Fund. PIMCO Advisors selects the Underlying Funds in
Asset       which the Fund may invest. PIMCO Advisors' Asset Allocation
Allocation  Committee determines how the Fund allocates and reallocates its
Fund        assets among the Underlying Funds selected by PIMCO Advisors according to the Fund's equity/fixed income allocation targets and ranges. The Committee attempts to diversify the Fund's assets broadly among the major asset classes and sub-classes represented by the Underlying Funds.

              The major equity asset classes and sub-classes held by the
            Underlying Stock Funds include those categorized by investment style/category (growth, blend, value, enhanced index, sector-related), region (U.S. equities, international developed markets, international emerging markets), and market capitalization (large-cap, mid-cap and small-cap). The major fixed income asset classes and sub-classes held by the Underlying Bond Funds include those categorized by sector/investment specialty (government securities, mortgage-related securities, corporate bonds and inflation-indexed bonds), region (U.S. fixed income, developed foreign fixed income, emerging markets fixed income), credit quality (investment grade/money market, medium grade, high yield), and duration (long-term, intermediate-term and short-term).

              Please see "Underlying Funds" below for a description of the
            Underlying Funds as categorized by their investment styles and main investments.

              The Asset Allocation Fund may invest in any or all of the
            Underlying Funds, but will not normally invest in every Underlying Fund at any particular time. The Asset Allocation Committee does not allocate the Fund's assets according to a predetermined blend of particular Underlying Funds. Instead, the Committee meets regularly to determine the mix of Underlying Funds appropriate for the Fund by allocating among the asset classes and sub-classes held by the Underlying Funds. When making these decisions, the Committee considers various quantitative and qualitative data relating to the U.S. and foreign economies and securities markets. This data includes projected growth trends in the U.S. and foreign economies, forecasts for interest rates and the relationship between short- and long-term interest rates (yield curve), current and projected trends in inflation, relative valuation levels in the equity and fixed income markets and various segments within those markets, the outlook and projected growth of various industrial sectors, information relating to business cycles, borrowing trends and the cost of capital, political trends, data relating to trade balances and labor information. The Committee may also consider proprietary research provided by the investment advisers and sub-advisers of the Underlying Funds.

              The Committee then allocates the Fund's assets among the
            Underlying Funds selected by PIMCO Advisors to fill out the asset class and sub-class weightings it has identified according to the Fund's equity/fixed income targets and ranges. The Committee has the flexibility to reallocate the Fund's assets in varying percentages among any or all of the Underlying Funds selected by PIMCO Advisors based on the Committee's ongoing analyses of the equity and fixed income markets, although these tactical shifts are not expected to be large or frequent in nature.

"Fund of    The term "fund of funds" is used to describe mutual funds, such as
Funds"      the Asset Allocation Fund, that pursue their investment objectives
Structure   by investing in other mutual funds. The cost of investing in the
and         Asset Allocation Fund will generally be higher than the cost of
Expenses    investing in a mutual fund that invests directly in individual stocks and bonds. By investing in the Asset Allocation Fund, an investor will indirectly bear fees and expenses charged by the Underlying Funds in which the Fund invests in addition to the Fund's direct fees and expenses. In addition, the use of a fund of funds structure could affect the timing, amount and character of distibutions to shareholders and therefore may increase the amount of taxes payable by shareholders.

              The Fund invests all of its assets in Underlying Funds and may invest in any or all of the Funds. However, it is expected that the Fund will invest in only some of the Underlying Funds at any particular time. The Fund's investment in a particular Underlying Fund may exceed 25% of the Fund's total assets. To the extent
                                                                   Prospectus
            that the Fund invests a significant portion of its assets in an Underlying Fund, it will be particularly sensitive to the risks associated with that Underlying Fund. The particular Underlying Funds in which the Fund may invest, the equity and fixed income allocation targets and ranges specified above, and the percentage of the Fund's assets invested from time to time in any Underlying Fund or combination of Underlying Funds may be changed from time to time without the approval of the Fund's shareholders. The Fund is also subject to certain investment restrictions that are described under "Investment Restrictions" in the Statement of Additional Information.

Equity      The equity portion of the Asset Allocation Fund will be allocated
Portion     among a number of Underlying Stock Funds which represent a broad
of the      range of equity-based asset classes and sub-classes and a variety
Asset       of investment objectives and strategies. By allocating assets
Allocation  among these Funds, the equity portions of the Portfolios can be
Fund        diversified in multiple ways, including the following:

            By Investment Style/Category
              .Growth
              .Blend (Broad Market)
              .Value
              .Enhanced Index
              .Sector-Related

            By Region
              .U.S. Equities
              .International Developed Markets Equities
              .International Emerging Markets Equities

            By Size
              .Large-Cap
              .Mid-Cap
              .Small-Cap

            For a list of the Underlying Stock Funds offered in this Prospectus, please see "Underlying Funds," below.


Fixed       The fixed income portion of the Fund will be allocated among a
Income      number of Underlying Bond Funds which represent a broad range of
Portion     fixed income-based asset classes and sub-classes and a variety of
of the      investment objectives and strategies. By allocating assets among
Asset       these Underlying Funds, the fixed income portions of the Fund can
Allocation  be diversified in multiple ways, including the following:
Fund

            By Sector/Investment Specialty
              .Governments
              .Mortgages
              .Corporate
              .Inflation-Indexed

            By Region
              .U.S. Fixed Income
              .Developed Foreign Fixed Income
              .Emerging Markets Fixed Income

            By Credit Quality
              .Investment Grade/Money Market
              .Medium Grade
              .High Yield

            By Duration
              .Long-Term
              .Intermediate-Term
              .Short-Term

            For a description of the Underlying Bond Funds and their investment objectives and strategies, please see "Underlying Funds," below.

  PIMCO Funds: Multi-Manager Series
90

            Underlying Funds

            The Asset Allocation Fund invests all of its assets in Underlying Funds. Accordingly, the Fund's investment performance depends upon a favorable allocation among the Underlying Funds as well as the ability of the
            Underlying Funds to achieve their objectives. There can be no assurance that the investment objective of any Underlying Fund will be achieved. Shares of the Underlying Stock Funds (except PIMCO StocksPLUS Fund and the PIMCO RCM Funds) are offered in this Prospectus. Shares of the Underlying Bond Funds are not offered in this Prospectus.

Advisory    PIMCO Advisors serves as investment adviser for each of the
Arrange-    Underlying Stock Funds, except that its affiliate, Pacific
ments       Investment Management Company, is the investment adviser to PIMCO
for the     StocksPLUS Fund. The advisory arrangements of the Underlying Stock
Underlying  Funds offered in this Prospectus are described under "Management
Funds       of the Funds." Pacific Investment Management Company is the sole investment adviser to each of the Underlying Bond Funds. For a complete description of the advisory and sub-advisory arrangements for the PIMCO RCM Funds, the Underlying Bond Funds and PIMCO
            StocksPLUS Fund, please see the Statement of Additional
            Information, the Prospectus for Institutional Class shares of the PIMCO RCM Funds (the "RCM Funds Prospectus") and the Underlying
            Bond Funds' prospectus and statement of additional information, which are incorporated herein by reference and are available free of charge by telephoning the Trust at 1-800-927-4648.

Underlying
Stock       The following provides a list of the Underlying Stock Funds. For a
Funds       complete description of these Funds, please refer to the remainder of this Prospectus, the Underlying Bond Fund prospectus (for the PIMCO StocksPLUS Fund), or the RCM Funds Prospectus (for the PIMCO
            RCM Funds), which are incorporated herein by reference and are available free of charge by telephoning the Trust at 1-800-927-
            4648.

                                    PIMCO Fund
            -------------------------------------------------------
         Growth Stock Funds         RCM Large-Cap Growth**
                                    -----------------------------------------------
                                    Growth
                                    -----------------------------------------------
                                    RCM Mid-Cap**
                                    -----------------------------------------------
                                    Target
                                    -----------------------------------------------
                                    Opportunity
                                    -----------------------------------------------
                                    RCM Balanced**
                                    -----------------------------------------------
                                    RCM Small-Cap**
            -------------------------------------------------------
         Blend Stock Funds          Capital Appreciation
                                    -----------------------------------------------
                                    Mid-Cap
                                    -----------------------------------------------
                                    Micro-Cap
            -------------------------------------------------------
         Value Stock Funds          Renaissance
                                    -----------------------------------------------
                                    Value
                                    -----------------------------------------------
                                    Small-Cap Value
            -------------------------------------------------------
         Enhanced Index Stock Funds Tax-Efficient Equity
                                    -----------------------------------------------
                                    RCM Tax-Managed Growth**
                                    -----------------------------------------------
                                    StocksPLUS*
            -------------------------------------------------------
         Global Stock Funds         RCM Global Equity**
                                    -----------------------------------------------
                                    RCM Global Small-Cap**
            -------------------------------------------------------
         International Stock Funds  Select International
                                    -----------------------------------------------
                                    RCM International Growth Equity**
                                    -----------------------------------------------
                                    RCM Europe**
                                    -----------------------------------------------
                                    RCM Emerging Markets**
                                    -----------------------------------------------
                                    Structured Emerging Markets
                                    -----------------------------------------------
                                    Tax-Efficient Structured Emerging Markets
            -------------------------------------------------------
         Sector-Related Stock Funds Innovation
                                    -----------------------------------------------
                                    RCM Global Technology**

                                                                   Prospectus

            Additional information about the Underlying Stock Funds not offered in this prospectus is provided below.

                                                                                  Approximate   Approximate
                     Investment                                                   Number of     Capitalization
 Fund Name           Objective         Main Investments                           Holdings      Range
---------------------------------------------------------------------------------------------------------------
 RCM Large-Cap       Long-term         Large capitalization equity securities       45-85       At least $3
 Growth              capital                                                                    billion
                     appreciation
---------------------------------------------------------------------------------------------------------------
 RCM Tax-Managed     After-tax growth  A broadly diversified portfolio of equity    25-65       All
 Growth              of capital        securities of U.S. issuers                               capitalizations
---------------------------------------------------------------------------------------------------------------
 RCM Mid-Cap         Long-term         Small to medium capitalization equity        85-125      Up to $15.7
                     capital           securities                                               billion
                     appreciation
---------------------------------------------------------------------------------------------------------------
 RCM Small-Cap       Long-term         Small capitalization equity securities       80-120      Up to $2.8
                     capital                                                                    billion
                     appreciation
---------------------------------------------------------------------------------------------------------------
 RCM Balanced        Long-term         Equity and fixed income securities           115-155     All
                     capital                                                                    capitalizations
                     appreciation and
                     current income
---------------------------------------------------------------------------------------------------------------
 RCM Global Small-   Long-term         Equity securities of issuers located in at   55-95       Between $4.5
 Cap                 capital           least three different countries                          million
                     appreciation                                                               and $2.8
                                                                                                billion
---------------------------------------------------------------------------------------------------------------
 RCM Global          Long-term         Equity securities of companies               65-105      At least $500
 Technology          capital           in the technology industry located in at                 million
                     appreciation      least three different countries
---------------------------------------------------------------------------------------------------------------
 RCM Global Equity   Long-term         Equity securities of issuers located in at   85-125      All
                     capital           least three different countries                          capitalizations
                     appreciation
---------------------------------------------------------------------------------------------------------------
 RCM International   Long-term         Equity securities of issuers located in at   75-115      All
 Growth Equity       capital           least ten different countries                            capitalizations
                     appreciation
---------------------------------------------------------------------------------------------------------------
 RCM Emerging        Long-term         Equity securities of issuers located in      35-75       At least $100
 Markets             capital           countries with emerging securities                       million
                     appreciation      markets
---------------------------------------------------------------------------------------------------------------
 RCM Europe          Long-term         Equity securities of European issuers        30-70       All
                     capital                                                                    capitalizations
                     appreciation
---------------------------------------------------------------------------------------------------------------
 StocksPLUS          Total return      S&P 500 Stock index derivatives backed       N/A         N/A
                     that exceeds the  by a portfolio of short-term fixed income
                     S&P 500           securities
---------------------------------------------------------------------------------------------------------------

-------
            * PIMCO StocksPLUS Fund is not offered in this Prospectus. For a complete description of PIMCO StocksPLUS Fund, see the Underlying Bond Fund prospectus referred to below.
            ** The PIMCO RCM Funds are not offered in this Prospectus. The PIMCO RCM Funds are managed by PIMCO Advisors and sub-advised by Dresdner RCM Global Investors LLC, an affiliate of PIMCO Advisors. See the RCM Fund's Prospectus and the Statement of Additional Information for a complete description of the PIMCO RCM Funds.

Underlying  The investment objective of each Underlying Bond Fund (except as
Bond        provided below) is to seek to realize maximum total return,
Funds       consistent with preservation of capital and prudent investment management. The "total return" sought by most of the Underlying
            Bond Funds will consist of income earned on the Fund's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security. The investment objective of PIMCO Real Return Fund is to seek to realize maximum real return, consistent with preservation of real capital and prudent investment management. "Real return" is a measure of the change in purchasing power of money invested in a particular investment after adjusting for inflation. The investment objective of each of PIMCO Money Market Fund and PIMCO Short-Term Fund is to seek to obtain maximum current income, consistent with preservation of capital and daily liquidity. PIMCO Money Market
            Fund also attempts to maintain a stable net asset value of $1.00 per share, although there can be no assurance that it will be successful in doing so.

             The following provides a concise description of the main
            investments of and other information relating to each Underlying Bond Fund. For a complete description of these Funds, please see the Underlying Bond Fund prospectus for PIMCO Funds: Pacific Investment Management Series, which is incorporated herein by reference and is available free of charge by telephoning the Trust at 1-800-927-4648.
  PIMCO Funds: Multi-Manager Series
92

                                                                                                               Non-U.S. Dollar
                                                                                                               Denominated
                         PIMCO Fund        Main Investments           Duration         Credit Quality(/1/)     Securities(/2/)
              -----------------------------------------------------------------------------------------------------------
          Short          Money Market      Money market instruments   /\90 days        Min 95% Aaa or Prime 1; 0%
          Duration Bond                                               dollar-weighted  /\5% Aa or Prime 2
          Funds                                                       average maturity
                      ---------------------------------------------------------------------------------------------
                         Short-Term        Money market instruments   0-1 yr           B to Aaa; max 10%       0-5%(3)
                                           and                                         below Baa
                                           short maturity fixed
                                           income
                                           securities
                      ---------------------------------------------------------------------------------------------
                         Low Duration      Short maturity fixed       1-3 yrs          B to Aaa; max 10%       0-20%(3)
                                           income                                      below Baa
                                           securities
              -----------------------------------------------------------------------------------------------------------
          Intermediate   Moderate Duration Short and intermediate     2-5 yrs          B to Aaa; max 10%       0-20%(3)
          Duration                         maturity                                    below Baa
          Bond Funds                       fixed income securities
                      ---------------------------------------------------------------------------------------------
                         Total Return      Intermediate maturity      3-6 yrs          B to Aaa; max 10%       0-20%(3)
                                           fixed                                       below Baa
                                           income securities
                      ---------------------------------------------------------------------------------------------
                         Total Return II   Intermediate maturity      3-6 yrs          Baa to Aaa              0%
                                           fixed
                                           income securities with
                                           quality
                                           and non-U.S. issuer
                                           restrictions
              -----------------------------------------------------------------------------------------------------------
          Long Duration  Long-Term U.S.    Long-term maturity fixed   /\8 yrs          A to Aaa                0%
          Bond Funds     Government        income
                                           securities
              -----------------------------------------------------------------------------------------------------------
          International  Global Bond       U.S. and non-U.S.          3-7 yrs          B to Aaa; max 10%       25-75%(4)
          Bond Funds                       intermediate                                below Baa
                                           maturity fixed income
                                           securities
                      ---------------------------------------------------------------------------------------------
                         Foreign Bond      Intermediate maturity      3-7 yrs          B to Aaa; max 10%       /\85%(4)
                                           hedged                                      below Baa
                                           non-U.S. fixed income
                                           securities
                      ---------------------------------------------------------------------------------------------
                         Emerging Markets  Emerging market fixed      0-8 yrs          Caa to Aaa; max 15%     /\80%(4)
                         Bond              income                                      below B
                                           securities
              -----------------------------------------------------------------------------------------------------------
          High Yield     High Yield        Higher yielding fixed      2-6 yrs          B to Aaa; min 65%       0-15%(5)
          Bond Funds                       income                                      below Baa
                                           securities
              -----------------------------------------------------------------------------------------------------------
          Inflation      Real Return       Inflation-indexed fixed    N/A              B to Aaa; max 10%       0-20%(3)
          Indexed Bond                     income                                      below Baa
          Funds                            securities

             1. As rated by Moody's Investors Service, Inc., or equivalently rated by Standard & Poor's Ratings Services, or if unrated, de-termined by Pacific Investment Management Company to be of com-parable quality.
             2. Each Underlying Bond Fund (except PIMCO Long-Term U.S. Govern-
                ment Fund) may invest beyond these limits in U.S. dollar-denomi-nated securities of non-U.S. issuers.
             3. The percentage limitation relates to non-U.S. dollar-denomi-
                nated securities.
             4. The percentage limitation relates to securities of foreign is-
                suers denominated in any currency.
             5. The percentage limitation relates to euro-denominated securi-
                ties.

              Each Underlying Bond Fund invests at least 65% of its assets in the following types of securities, which, unless provided above, may be issued by domestic or foreign entities and denominated in U.S. dollars or foreign currencies: securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government securities"); corporate debt securities, including convertible securities and corporate commercial paper; mortgage-backed and other asset-backed securities; inflation-indexed bonds issued by both governments and corporations; structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations; delayed funding loans and revolving credit facilities; bank certificates of deposit, fixed time deposits and bankers' acceptances; repurchase agreements and reverse repurchase agreements; debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises; obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and obligations of international agencies or supranational entities.

Other       In addition to purchasing the securities listed above under "Main
Investment  Investments," some or all of the Underlying Funds may to varying
Practices   extents: lend portfolio securities; enter into repurchase
of the      agreements and reverse repurchase agreements; purchase and sell
Underlying  securities on a when-issued or delayed delivery basis; enter into
Funds       forward commitments to purchase securities; purchase and write call and put options on securities and securities indexes; enter into futures contracts, options on futures contracts and swap agreements; invest in foreign securities; and buy or sell foreign currencies and enter into forward foreign currency contracts.
            These and the other types of securities and investment techniques used by the Underlying Funds all have attendant risks. The Asset
            Allocation Fund is indirectly subject to some or all of these risks to varying degrees because it invests all of its assets in the Underlying Funds. For further information concerning the investment practices of and risks associated with the Underlying
            Funds, please see the Underlying Bond Fund prospectus and statement of additional information, the RCM Funds Prospectus, the remainder of this Prospectus, and "Investment Objectives and Policies" in the Statement of Additional Information, which are incorporated herein by reference and are available free of charge by telephoning the Trust at 1-800-927-4648.
                                                                   Prospectus

Additional In addition to the Funds listed above, the Asset Allocation Fund Underlying may invest in additional Underlying Funds, including those that
Funds may become available for investment in the future, at the discretion of PIMCO Advisors and without shareholder approval.

            Other Risk Information

Potential   PIMCO Advisors has broad discretion to allocate and reallocate the
Conflicts   Asset Allocation Fund's assets among the Underlying Funds
of          consistent with the Fund's investment objectives and policies and
Interest    asset allocation targets and ranges. Although PIMCO Advisors does not charge an investment advisory fee for its asset allocation services, PIMCO Advisors and its affiliates indirectly receive fees (including investment advisory and administrative fees) from the Underlying Funds in which the Fund invests. In this regard, PIMCO Advisors has a financial incentive to invest the Fund's assets in Underlying Funds with higher fees than other Funds, even if it believes that alternate investments would better serve the Fund's investment program. PIMCO Advisors is legally obligated to disregard that incentive in making asset allocation decisions for the Fund. The Trustees and officers of the Trust may also have conflicting interests in fulfilling their fiduciary duties to both the Asset Allocation Fund and the Underlying Funds.

            Additional Information About the PIMCO Select International, PIMCO Healthcare Innovation andPIMCO Innovation Funds

            The Board of Trustees of the Trust recently approved (1) an Agreement and Plan of Reorganization pursuant to which PIMCO Select International Fund (an "Acquired Fund") will reorganize with and into RCM International Growth Equity Fund (an "Acquiring Fund") and (2) an Agreement and Plan of Reorganization pursuant to which PIMCO Healthcare Innovation Fund (an "Acquired Fund" and, together with the PIMCO Select International Fund, the "Acquired Funds") will reorganize with and into the PIMCO Innovation Fund (an "Acquiring Fund" and, together with the RCM International Growth Equity Fund, the "Acquiring Funds"). The RCM International Growth Equity Fund is a series of the Trust that is offered in a different prospectus. The proposed transactions are referred to as the "Reorganizations," and each singly as a "Reorganization." The closing date (the "Closing Date") of the Reorganizations is expected to be on or about March 15, 2002, although the Reorganizations may be delayed.

              Each Reorganization will take place by means of a transfer by each Acquired Fund of all of its assets to the relevant Acquiring Fund in exchange for shares ("Merger Shares") of the relevant Acquiring Fund and the assumption by the relevant Acquiring Fund of all the relevant Acquired Fund's liabilities. Each exchange, which will be effected on the basis of the relative net asset values of each Acquiring Fund and its relevant Acquired Fund, will be followed immediately by the distribution of Merger Shares to the relevant Acquired Fund's shareholders, in complete liquidation of each Acquired Fund. Accordingly, shareholders of each Acquired Fund will become shareholders of the relevant Acquiring Fund by effectively having their Acquired Fund shares exchanged for Merger Shares of the same class on the basis of relative net asset values on the Closing Date.

              It is expected that the Reorganizations will be treated as tax-
            free reorganizations. If, as expected, the Reorganizations are tax-free, each Acquiring Fund will inherit any unrealized appreciation (or depreciation) on assets contributed by the relevant Acquired Fund (after the realization of any gains or losses from the sale of assets by each respective Acquired Fund prior to its Reorganization, including sales made in anticipation of its Reorganization). In addition, shareholders of each Acquired Fund will end up owning shares of the relevant Acquiring Fund and will therefore eventually be allocated a proportionate share of any taxable gains realized by the relevant Acquiring Fund and not distributed to shareholders of the respective Acquiring Fund prior to the Reorganizations. Shareholders should consult their tax advisers regarding other possible tax consequences of the Reorganizations, including possible state and local tax consequences.

              In addition, in connection with the Reorganizations, the
            following actions are being taken:

            (i)Except as noted below, effective February 15, 2002, the
               Acquired Funds will no longer sell Class Institutional or Administrative Class shares to new investors or to existing shareholders. Participants in certain self-directed qualified benefit plans that owned Institutional or Administrative Class shares of the Acquired Fund as of January 29, 2002 for any single plan participant will be able to direct the purchase of
  PIMCO Funds: Multi-Manager Series
94
              the Acquired Fund's Institutional Class or Administrative Class shares by their plan account for so long as the plan continues to own such shares of the Acquired Fund for any plan participant.

            (ii)Effective February 15, 2002, the Acquired Funds will no longer be eligible for exchanges from other PIMCO Funds.

              The consummation of each Reorganization is subject to a number of conditions, but is not subject to shareholder approval. In addition, the closing of each Reorganization is not conditioned upon the closing of the other Reorganization. Accordingly, in the event that the conditions to the closing of one of the Reorganizations are met, it is expected that such Reorganization will take place, subject to the terms of its Agreement and Plan of Reorganization, even if the other Reorganization is not consummated.

              The Prospectus will be further supplemented or revised if these events do not occur substantially in accordance with the schedule outlined above.







                                                                Prospectus

            Financial Highlights
            The financial highlights table is intended to help a shareholder understand the financial performance of Institutional and Administrative Class shares of each Fund for the past 5 years or, if the class is less than 5 years old, since the class of shares was first offered. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a particular class of shares of a Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Fund's financial statements, is included in the Trust's annual reports to shareholders. The annual reports are incorporated by reference in the Statement of Additional Information and are available free of charge upon request from the Distributor.

                       Net Asset                Net Realized/      Total    Dividends  Dividends in  Distributions
       Year or           Value        Net         Unrealized    Income from  from Net  Excess of Net   from Net
       Period          Beginning  Investment    Gain (Loss) on  Investment  Investment  Investment     Realized
        Ended          of Period Income (Loss)   Investments    Operations    Income      Income     Capital Gains
------------------------------------------------------------------------------------------------------------------
Value Fund (i)
 Institutional Class
  06/30/01              $11.42      $ 0.19 (a)     $  4.71 (a)    $  4.90     $(0.12)      $0.00        $ 0.00
  06/30/00               15.30        0.28 (a)       (1.33)(a)      (1.05)     (0.26)       0.00         (0.57)
  06/30/99               15.66        0.28 (a)        1.36 (a)       1.64      (0.28)       0.00         (1.72)
  06/30/98               14.81        0.25 (a)        2.47 (a)       2.72      (0.24)       0.00         (1.63)
  06/30/97               12.46        1.05            2.11           3.16      (0.31)       0.00         (0.50)
 Administrative Class
  06/30/01               11.35        0.15 (a)        4.69 (a)       4.84      (0.10)       0.00          0.00
  06/30/00               15.26        0.24 (a)       (1.33)(a)      (1.09)     (0.25)       0.00         (0.57)
  06/30/99               15.65        0.26 (a)        1.32 (a)       1.58      (0.25)       0.00         (1.72)
  08/21/97-06/30/98      15.66        0.19 (a)        1.65 (a)       1.84      (0.22)       0.00         (1.63)
Renaissance Fund (ii)
 Institutional Class
  06/30/01              $14.97      $ 0.17 (a)     $  5.47 (a)    $  5.64     $(0.10)      $0.00        $(1.13)
  06/30/00               18.23        0.42 (a)       (0.23)(a)       0.19       0.00        0.00         (2.59)
  06/30/99               19.07        0.06 (a)        1.43 (a)       1.49       0.00        0.00         (2.33)
  12/30/97-06/30/98      16.73        0.05            2.29           2.34       0.00        0.00          0.00
 Administrative Class
  06/30/01               14.93        0.13 (a)        5.45 (a)       5.58      (0.09)       0.00         (1.13)
  06/30/00               18.18        0.11 (a)        0.09 (a)       0.20       0.00        0.00         (2.59)
  08/31/98-06/30/99      15.37        0.02 (a)        5.12 (a)       5.14       0.00        0.00         (2.33)
Growth & Income Fund
 (ii)
 Institutional Class
  06/30/01              $12.98      $ 0.11 (a)     $ (0.16)(a)    $ (0.05)    $(0.05)      $0.00        $ 0.00
  06/30/00               15.84       (0.07)(a)        5.81 (a)       5.74       0.00        0.00         (8.18)
  06/30/99               13.53       (0.03)(a)        2.99 (a)       2.96       0.00        0.00         (0.65)
  06/30/98               14.04       (0.03)(a)        3.61 (a)       3.58       0.00        0.00         (4.09)
  06/30/97               14.66       (0.06)(a)        1.31 (a)       1.25       0.00        0.00         (1.87)
 Administrative Class
  04/16/01-06/30/01       8.93        0.01 (a)        0.29 (a)       0.30       0.00        0.00          0.00
Growth Fund (ii)
 Institutional Class
  06/30/01              $35.17      $(0.04)(a)     $(10.68)(a)    $(10.72)    $ 0.00       $0.00        $(2.35)
  06/30/00               31.24       (0.14)(a)        9.73 (a)       9.59       0.00        0.00         (5.66)
  03/31/99-06/30/99      31.27       (0.01)(a)       (0.02)(a)      (0.03)      0.00        0.00          0.00
 Administrative Class
  06/30/01               34.95       (0.15)(a)      (10.55)(a)     (10.70)      0.00        0.00         (2.35)
  06/30/00               31.23       (0.21)(a)        9.59 (a)       9.38       0.00        0.00         (5.66)
  03/31/99-06/30/99      31.27       (0.04)(a)        0.00 (a)      (0.04)      0.00        0.00          0.00

-------
 *    Annualized
(a) Per share amounts based on average number of shares outstanding during the period.
(i) The information provided for the Value Fund reflects the results of operations under the Fund's former Sub-Adviser through May 8, 2000; the Fund would not necessarily have achieved the results shown above under its current investment management arrangements.
(ii) The information provided for the Renaissance, Growth & Income and Growth Funds reflects results of operations under the Funds' former Sub-Adviser through May 7, June 30, and March 6, 1999, respectively; the Funds would not necessarily have achieved the performance results shown above under their current investment management arrangements. The Growth & Income Fund (formerly the Mid-Cap Equity Fund) changed its investment objective and policies on August 1, 2000; the performance results shown above would not necessarily have been achieved had the Fund's current objective and policies been in effect during the periods shown.
  PIMCO Funds: Multi-Manager Series
96

                                           Fund                                                        Ratio of Net
Distributions                          Reimbursement                                       Ratio of     Investment
in Excess of   Tax Basis               Fee Added To  Net Asset               Net Assets   Expenses to  Income (Loss)
Net Realized   Return of     Total       Paid-In-    Value End                 End of     Average Net   to Average     Portfolio
Capital Gains   Capital  Distributions    Capital    of Period Total Return Period (000s)   Assets      Net Assets   Turnover Rate
----------------------------------------------------------------------------------------------------------------------------------
   $ 0.00        $0.00      $(0.12)        $0.00      $16.20       43.07 %     $67,601       0.70%          1.31 %        204%
    (2.00)        0.00       (2.83)         0.00       11.42       (6.65)       41,996       0.70           2.18          196
     0.00         0.00       (2.00)         0.00       15.30       12.30        69,181       0.71           1.99          101
     0.00         0.00       (1.87)         0.00       15.66       19.35        83,219       0.71           1.59           77
     0.00         0.00       (0.81)         0.00       14.81       26.38        74,613       0.73           2.02           71
     0.00         0.00       (0.10)         0.00       16.09       42.83        41,924       0.95           1.08          204
    (2.00)        0.00       (2.82)         0.00       11.35       (7.00)       24,380       0.96           1.97          196%
     0.00         0.00       (1.97)         0.00       15.26       11.91        23,164       0.95           1.81          101
     0.00         0.00       (1.85)         0.00       15.65       12.71        10,349       0.96*          1.40*          77
   $ 0.00        $0.00      $(1.23)        $0.00      $19.38       38.88 %     $42,514       0.85%          0.95 %        138%
    (0.86)        0.00       (3.45)         0.00       14.97        3.30         6,394       0.85           2.73          133
     0.00         0.00       (2.33)         0.00       18.23       10.24           136       0.86           0.38          221
     0.00         0.00        0.00          0.00       19.07       13.99           851       0.86*          0.55*         192
     0.00         0.00       (1.22)         0.00       19.29       38.50         3,288       1.10           0.74          138
    (0.86)        0.00       (3.45)         0.00       14.93        3.36           953       1.10           0.71          133
     0.00         0.00       (2.33)         0.00       18.18       36.41           427       1.09*          0.13*         221
   $(3.63)       $0.00      $(3.68)        $0.00      $ 9.25       (3.08)%      $5,196       0.85%          1.00 %         77%
    (0.42)        0.00       (8.60)         0.00       12.98       49.32         4,914       1.03 (b)      (0.46)         195
     0.00         0.00       (0.65)         0.00       15.84       23.18         7,399       0.89          (0.22)         273
     0.00         0.00       (4.09)         0.00       13.53       30.40         8,488       0.89          (0.25)         268
     0.00         0.00       (1.87)         0.00       14.04        9.61         7,591       1.15          (0.43)         202
     0.00         0.00        0.00          0.00        9.23        3.36        30,436       1.07*          0.52*          77
   $ 0.00        $0.00      $(2.35)        $0.00      $22.10      (32.11)%     $25,645       0.75%         (0.15)%         85%
     0.00         0.00       (5.66)         0.00       35.17       32.66        17,533       0.77          (0.39)          72
     0.00         0.00        0.00          0.00       31.24       (0.10)          948       0.74*         (0.19)*        131
     0.00         0.00       (2.35)         0.00      $21.90      (32.26)        5,241       1.00          (0.50)          85
     0.00         0.00       (5.66)         0.00       34.95       31.92        15,116       1.02          (0.63)          72
     0.00         0.00        0.00          0.00       31.23       (0.13)        6,164       0.97*         (0.53)*        131

-------
(b) Ratio of expenses to average net assets excluding interest expense is 0.88%.
                                                                   Prospectus


                          Net Asset                Net Realized/      Total    Dividends  Dividends in  Distributions
        Year or             Value        Net         Unrealized    Income from  from Net  Excess of Net   from Net
         Period           Beginning  Investment    Gain (Loss) on  Investment  Investment  Investment     Realized
         Ended            of Period Income (Loss)   Investments    Operations    Income      Income     Capital Gains
---------------------------------------------------------------------------------------------------------------------
Select Growth Fund (iii)
 Institutional Class
  06/30/01                 $24.02      $ 0.08 (a)     $ (7.97)(a)    $ (7.89)    $ 0.00      $(0.08)       $ 0.00
  06/30/00                  24.86        0.05 (a)        2.86 (a)       2.91      (0.02)       0.00         (3.72)
  06/30/99                  20.39       (0.04)(a)        5.24 (a)       5.20       0.00        0.00         (0.73)
  06/30/98                  15.55        0.03 (a)        6.11 (a)       6.14       0.00        0.00         (1.30)
  06/30/97                  13.55        0.03 (a)        2.78 (a)       2.81      (0.02)       0.00         (0.79)
 Administrative Class
  06/30/01                  23.66       (0.02)(a)       (7.80)(a)      (7.78)      0.00       (0.08)         0.00
  06/30/00                  24.67       (0.01)(a)        2.76 (a)       2.75      (0.03)       0.00         (3.72)
  06/30/99                  20.32       (0.03)(a)        5.11 (a)       5.08       0.00        0.00         (0.73)
  06/30/98                  15.53       (0.01)(a)        6.10 (a)       6.09       0.00        0.00         (1.30)
  06/30/97                  13.56        0.00 (a)        2.77 (a)       2.77      (0.01)       0.00         (0.79)
Target Fund (iv)
 Institutional Class
  06/30/01                 $31.10      $(0.08)(a)     $ (7.62)(a)     $(7.70)    $ 0.00      $ 0.00        $(1.41)
  06/30/00                  17.74       (0.14)(a)       15.30 (a)      15.16       0.00        0.00         (1.80)
  03/31/99-06/30/99         16.34       (0.02)(a)        1.42 (a)       1.40       0.00        0.00          0.00
 Administrative Class
  06/30/01                  31.29       (0.15)(a)       (7.66)(a)      (7.81)      0.00        0.00         (1.41)
  06/30/00                  17.73       (0.19)(a)       15.55 (a)      15.36       0.00        0.00         (1.80)
  03/31/99-06/30/99         16.34       (0.03)(a)        1.42 (a)       1.39       0.00        0.00          0.00
Opportunity Fund (iv)
 Institutional Class
  06/30/01                 $27.43      $(0.05)(a)     $ (6.28)(a)    $ (6.33)    $ 0.00      $ 0.00        $ 0.00
  06/30/00                  24.26       (0.12)(a)       11.17 (a)      11.05       0.00        0.00         (7.88)
  03/31/99-06/30/99         21.40       (0.03)(a)        2.89 (a)       2.86       0.00        0.00          0.00
 Administrative Class
  06/30/01                  27.44       (0.11)(a)       (6.25)(a)      (6.36)      0.00        0.00          0.00
  06/30/00                  24.26       (0.18)(a)       11.24 (a)      11.06       0.00        0.00         (7.88)
  03/31/99-06/30/99         21.40       (0.05)(a)        2.91 (a)       2.86       0.00        0.00          0.00
Innovation Fund (iv)
 Institutional Class
  06/30/01                 $72.54      $(0.26)(a)     $(36.96)(a)    $(37.22)    $ 0.00      $ 0.00        $ 0.00
  06/30/00                  37.50       (0.37)(a)       41.80 (a)      41.43       0.00        0.00         (6.39)
  03/05/99-06/30/99         32.73       (0.05)(a)        4.82 (a)       4.77       0.00        0.00          0.00
 Administrative Class
  06/30/01                  72.33       (0.28)(a)      (36.88)(a)     (37.16)      0.00        0.00          0.00
  03/31/00-06/30/00         99.70       (0.20)(a)      (27.17)(a)     (27.37)      0.00        0.00          0.00
Global Innovation Fund
 Institutional Class
  06/30/01                 $18.96      $(0.15)(a)     $ (8.71)(a)    $ (8.86)    $ 0.00      $ 0.00        $ 0.00
  03/31/00-06/30/00         20.17       (0.01)(a)       (1.20)(a)      (1.21)      0.00        0.00          0.00
Healthcare Innovation
 Fund
 Institutional Class
  06/30/01                 $10.00      $(0.06)(a)     $  1.18 (a)    $  1.12     $ 0.00      $ 0.00        $ 0.00

-------
*     Annualized
(a) Per share amounts based on average number of shares outstanding during the period.
(iii) Formerly the PIMCO Core Equity Fund. The Fund changed its investment objective and policies on April 1, 2000; the performance results shown above would not necessarily have been achieved had the Fund's current objective and policies been in effect during the periods shown. In addition, the performance results shown above reflect the Fund's advisory fee level in effect prior to April 1, 2000; these results would have been lower had the Fund's current advisory fee level then been in effect. This information also reflects the results of operations under the Fund's former Sub-Adviser through June 30, 1999; the Fund would not necessarily have achieved the performance results shown above under its current investment management arrangements.
(iv) The information provided for the Target, Opportunity and Innovation Funds reflects results of operations under the Funds' former Sub-Adviser through March 6, 1999; the Funds would not necessarily have achieved the performance results shown above under their current investment management arrangements.
  PIMCO Funds: Multi-Manager Series
98

                                           Fund                                                           Ratio of Net
Distributions                          Reimbursement                                       Ratio of        Investment
in Excess of   Tax Basis               Fee Added to  Net Asset               Net Assets   Expenses to     Income (Loss)
Net Realized   Return of     Total       Paid-In-    Value End                 End of     Average Net      to Average
Capital Gains   Capital  Distributions    Capital    of Period Total Return Period (000s)   Assets         Net Assets
-----------------------------------------------------------------------------------------------------------------------
   $ 0.00       $ 0.00      $(0.08)        $0.00      $16.05      (32.95)%    $  3,278       0.85%             0.40 %
     0.00        (0.01)      (3.75)         0.00       24.02       13.11         2,613       0.94(b)           0.20
     0.00         0.00       (0.73)         0.00       24.86       26.34         1,184       1.01             (0.20)
     0.00         0.00       (1.30)         0.00       20.39       41.83         1,915       0.83              0.20
     0.00         0.00       (0.81)         0.00       15.55       21.59         6,444       0.87              0.23
     0.00         0.00       (0.08)         0.00       15.80      (32.99)          140       1.10              0.10
     0.00        (0.01)      (3.76)         0.00       23.66       12.54            49       1.18(c)          (0.05)
     0.00         0.00       (0.73)         0.00       24.67       25.84            15       1.08             (0.17)
     0.00         0.00       (1.30)         0.00       20.32       41.54       128,666       1.08             (0.07)
     0.00         0.00       (0.80)         0.00       15.53       21.20        29,332       1.13             (0.03)
   $(2.62)      $ 0.00      $(4.03)        $0.00      $19.37      (27.47)%    $ 22,228       0.80%            (0.35)%
     0.00         0.00       (1.80)         0.00       31.10       89.85        18,436       0.81             (0.50)
     0.00         0.00        0.00          0.00       17.74        8.57         1,298       0.79*            (0.39)*
    (2.62)        0.00       (4.03)         0.00       19.45      (27.67)        6,408       1.05             (0.60)
     0.00         0.00       (1.80)         0.00       31.29       91.13         6,699       1.06             (0.78)
     0.00         0.00        0.00          0.00       17.73        8.51         5,513       1.02*            (0.61)*
   $(5.08)      $ 0.00      $(5.08)        $0.00      $16.02      (25.48)%    $ 84,567       0.90%            (0.27)%
     0.00         0.00       (7.88)         0.00       27.43       50.24        39,205       0.91             (0.42)
     0.00         0.00        0.00          0.00       24.26       13.36           417       0.88*            (0.54)*
    (5.08)        0.00       (5.08)         0.00       16.00      (25.57)        7,309       1.15             (0.52)
     0.00         0.00       (7.88)         0.00       27.44       50.36         8,486       1.16             (0.67)
     0.00         0.00        0.00          0.00       24.26       13.36         2,010       1.12*            (0.82)*
   $(6.35)      $ 0.00      $(6.35)        $0.00      $28.97      (54.96)%    $ 20,608       0.90%            (0.55)%
     0.00         0.00       (6.39)         0.00       72.54      115.34        28,334       0.90             (0.52)
     0.00         0.00        0.00          0.00       37.50       14.57           444       0.88*            (0.15)*
    (6.35)        0.00       (6.35)         0.00       28.82      (55.04)        4,173       1.15             (0.77)
     0.00         0.00        0.00          0.00       72.33      (27.45)          668       1.15*            (0.92)*
   $(0.03)      $ 0.00      $(0.03)        $0.00      $10.07      (46.81)%    $    224       1.40%            (0.98)%
     0.00         0.00        0.00          0.00       18.96       (6.00)          403       1.40(d)*         (0.25)*
   $(1.28)      $ 0.00      $(1.28)        $0.00      $ 9.84       10.22 %    $  1,058       1.01%(e)(f)      (0.56)%
                 Portfolio
               Turnover Rate
-----------------------------------------------------------------------------------------------------------------------
                    150%
                    170
                     95
                    120
                    139
                    150
                    170
                     95
                    120
                    139
                    109%
                     99
                    229
                    109
                     99
                    229
                    237%
                    254
                    175
                    237
                    254
                    175
                    271%
                    186
                    119
                    271
                    186
                    261%
                    131
                    214%

-------
(b) Ratio of expenses to average net assets excluding interest expense is 0.83%.
(c) Ratio of expenses to average net assets excluding interest expense is 1.08%.
(d) If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.47% for the period ended June 30, 2000.
(e) If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.48% for the period ended June 30, 2000.
(f) Ratio of expenses to average net assets excluding interest expense is 0.82%.
                                                                   Prospectus


                      Net Asset                Net Realized/     Total    Dividends  Dividends in  Distributions
       Year or          Value        Net         Unrealized   Income from  from Net  Excess of Net   from Net
       Period         Beginning  Investment    Gain (Loss) on Investment  Investment  Investment     Realized
        Ended         of Period Income (Loss)   Investments   Operations    Income      Income     Capital Gains
----------------------------------------------------------------------------------------------------------------
Select International
 Fund (v)
 Institutional Class
  06/30/01             $20.46      $ 0.03 (a)      $(4.89)(a)   $(4.86)     $ 0.00      $ 0.00        $ 0.00
  06/30/00              16.04       (0.05)(a)        8.90 (a)     8.85        0.00        0.00         (4.43)
  06/30/99              13.55       (0.02)(a)        3.56 (a)     3.54       (0.02)       0.00         (1.03)
  12/31/97-06/30/98     10.00        0.00 (a)        3.55 (a)     3.55        0.00        0.00          0.00
 Administrative Class
  12/29/00-06/30/01      6.29        0.05 (a)       (1.34)(a)    (1.29)       0.00        0.00          0.00
Mega-Cap Fund
 Institutional Class
  06/30/01             $13.35      $(0.01)(a)      $(4.23)(a)   $(4.24)     $(0.04)     $ 0.00        $ 0.00
  08/31/99-06/30/00     10.00        0.00 (a)        3.35 (a)     3.35        0.00        0.00          0.00
Capital Appreciation
 Fund
 Institutional Class
  06/30/01             $27.10      $ 0.12 (a)      $(1.38)(a)   $(1.26)     $(0.14)     $ 0.00        $(3.49)
  06/30/00              26.84        0.08 (a)        5.29 (a)     5.37       (0.07)      (0.04)        (5.00)
  06/30/99              26.13        0.16 (a)        2.35 (a)     2.51       (0.15)       0.00         (1.65)
  06/30/98              21.19        0.15 (a)        6.59 (a)     6.74       (0.12)       0.00         (1.68)
  06/30/97              18.10        0.24            5.08         5.32       (0.10)       0.00         (2.13)
 Administrative Class
  06/30/01              26.85        0.06 (a)       (1.36)(a)    (1.30)      (0.11)       0.00         (3.49)
  06/30/00              26.64        0.01 (a)        5.25 (a)     5.26       (0.03)      (0.02)        (5.00)
  06/30/99              25.99        0.09 (a)        2.34 (a)     2.43       (0.13)       0.00         (1.65)
  06/30/98              21.16        0.10 (a)        6.55 (a)     6.65       (0.14)       0.00         (1.68)
  07/31/96-06/30/97     17.19        0.16            6.03         6.19       (0.09)       0.00         (2.13)
Mid-Cap Fund (vi)
 Institutional Class
  06/30/01             $30.88      $ 0.21 (a)      $(0.79)(a)   $(0.58)     $(0.16)     $ 0.00        $(3.14)
  06/30/00              23.01        0.09 (a)        7.91 (a)     8.00       (0.07)      (0.04)        (0.02)
  06/30/99              24.09        0.12 (a)       (0.11)(a)     0.01       (0.02)       0.00         (1.07)
  06/30/98              20.28        0.11 (a)        5.11 (a)     5.22       (0.07)      (0.01)        (1.33)
  06/30/97              19.44       (0.07)           5.25         5.18       (0.05)       0.00         (4.29)
 Administrative Class
  06/30/01              30.70        0.15 (a)       (0.77)(a)    (0.62)      (0.13)       0.00         (3.14)
  06/30/00              22.88        0.03 (a)        7.86 (a)     7.89       (0.03)      (0.02)        (0.02)
  06/30/99              23.96        0.06 (a)       (0.06)(a)     0.00       (0.01)       0.00         (1.07)
  06/30/98              20.24        0.05 (a)        5.08 (a)     5.13       (0.07)      (0.01)        (1.33)
  06/30/97              19.44       (0.13)           5.25         5.12       (0.03)       0.00         (4.29)
Micro-Cap Fund (vii)
 Institutional Class
  06/30/01             $25.12      $(0.16)(a)      $ 0.98 (a)   $ 0.82      $ 0.00      $ 0.00        $(2.60)
  06/30/00              20.00       (0.19)(a)        5.31 (a)     5.12        0.00        0.00          0.00
  06/30/99              23.66       (0.14)(a)       (2.89)(a)    (3.03)       0.00        0.00          0.00
  06/30/98              19.85       (0.11)(a)        6.54 (a)     6.43        0.00        0.00         (2.62)
  06/30/97              18.47        0.00            3.41         3.41        0.00        0.00         (2.03)
 Administrative Class
  06/30/01              24.83       (0.22)(a)        0.98 (a)     0.76        0.00        0.00         (2.60)
  06/30/00              19.82       (0.26)(a)        5.27 (a)     5.01        0.00        0.00          0.00
  06/30/99              23.52       (0.19)(a)       (2.88)(a)    (3.07)       0.00        0.00          0.00
  06/30/98              19.78       (0.17)(a)        6.53 (a)     6.36        0.00        0.00         (2.62)
  06/30/97              18.46       (0.06)           3.41         3.35        0.00        0.00         (2.03)

-------
*     Annualized
(a) Per share amounts based on average number of shares outstanding during the period.
(v) Formerly the International Growth Fund. The information provided for the Select International Fund reflects results of operations under the Fund's former Sub-Advisers through June 30, 2000; the Fund would not necessarily have achieved the performance results shown above under its current investment management arrangements. The Fund changed its investment objective and policies on November 1, 2000; the performance results shown above would not necessarily have been achieved had the Fund's current objective and policies been in effect during the periods shown.
(vi)  Formerly the Mid-Cap Growth Fund.
(vii) Formerly the Micro-Cap Growth Fund.

100
  PIMCO Funds: Multi-Manager Series

                                           Fund                                                        Ratio of Net
Distributions                          Reimbursement                                       Ratio of     Investment
in Excess of   Tax Basis               Fee Added to  Net Asset               Net Assets   Expenses to  Income (Loss)
Net Realized   Return of     Total       Paid-In-    Value End                 End of     Average Net   to Average     Portfolio
Capital Gains   Capital  Distributions    Capital    of Period Total Return Period (000s)   Assets      Net Assets   Turnover Rate
----------------------------------------------------------------------------------------------------------------------------------
   $(10.59)      $0.00      $(10.59)       $0.00      $ 5.01      (36.82)%    $  8,077       1.32%(b)       0.39%         168%
      0.00        0.00        (4.43)        0.00       20.46       56.28        10,541       1.35          (0.22)          62
      0.00        0.00        (1.05)        0.00       16.04       28.62         8,408       1.39          (0.15)         269
      0.00        0.00         0.00         0.00       13.55       35.50         6,822       1.36*          0.08*          60
      0.00        0.00         0.00         0.00        5.00      (20.51)       16,349       1.50*          1.69*         168
   $ (1.43)      $0.00      $ (1.47)       $0.00      $ 7.64      (35.38)%    $  2,588       0.70%         (0.13)%        139%
      0.00        0.00         0.00         0.00       13.35       33.54         4,009       0.71(c)*       0.04*         151
   $ (4.49)      $0.00      $ (8.12)       $0.00      $17.72       (8.83)%    $276,170       0.70%          0.53%         112%
      0.00        0.00        (5.11)        0.00       27.10       22.79       372,028       0.71           0.29          119
      0.00        0.00        (1.80)        0.00       26.84       10.57       645,967       0.71           0.64          120
      0.00        0.00        (1.80)        0.00       26.13       32.97       805,856       0.71           0.64           75
      0.00        0.00        (2.23)        0.00       21.19       31.52       536,187       0.71           1.02           87
     (4.49)       0.00        (8.09)        0.00       17.46       (9.07)      200,351       0.95           0.30          112
      0.00        0.00        (5.05)        0.00       26.85       22.49       180,423       0.96           0.04          119
      0.00        0.00        (1.78)        0.00       26.64       10.30       229,831       0.95           0.38          120
      0.00        0.00        (1.82)        0.00       25.99       32.55       132,384       0.96           0.39           75
      0.00        0.00        (2.22)        0.00       21.16       38.26         3,115       0.96*          0.66*          87
   $ (5.65)      $0.00      $ (8.95)       $0.00      $21.35       (5.33)%    $538,661       0.70%          0.80%         153%
      0.00        0.00        (0.13)        0.00       30.88       34.88       582,715       0.71           0.35          164
      0.00        0.00        (1.09)        0.00       23.01        0.33       581,544       0.70           0.54           85
      0.00        0.00        (1.41)        0.00       24.09       26.16       437,985       0.71           0.46           66
      0.00        0.00        (4.34)        0.00       20.28       30.58       291,374       0.71           0.53           82
     (5.65)       0.00        (8.92)        0.00       21.16       (5.51)      171,268       0.95           0.57          153
      0.00        0.00        (0.07)        0.00       30.70       34.53       142,986       0.96           0.10          164
      0.00        0.00        (1.08)        0.00       22.88        0.31       104,337       0.95           0.30           85
      0.00        0.00        (1.41)        0.00       23.96       25.75        73,614       0.95           0.22           66
      0.00        0.00        (4.32)        0.00       20.24       30.23         2,066       0.96           0.28           82
   $  0.00       $0.00      $ (2.60)       $0.00      $23.34        4.28%     $231,755       1.50%         (0.71)%         80%
      0.00        0.00         0.00         0.00       25.12       25.60       231,579       1.51          (0.90)          85
     (0.63)       0.00        (0.63)        0.00       20.00      (12.66)      234,439       1.50          (0.71)          73
      0.00        0.00        (2.62)        0.00       23.66       33.95       257,842       1.51          (0.50)          72
      0.00        0.00        (2.03)        0.00       19.85       20.05       164,139       1.52          (0.49)          84
      0.00        0.00        (2.60)        0.00       22.99        4.08        20,554       1.75          (0.99)          80
      0.00        0.00         0.00         0.00       24.83       25.28         7,208       1.76          (1.19)          85
     (0.63)       0.00        (0.63)        0.00       19.82      (12.91)        3,000       1.75          (0.97)          73
      0.00        0.00        (2.62)        0.00       23.52       33.70         4,779       1.76          (0.74)          72
      0.00        0.00        (2.03)        0.00       19.78       19.72         2,116       1.77          (0.74)          84

-------
(b) Ratio of expenses to average net assets excluding interest expense is 1.25%.
(c) If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.26% for the period ended June 30, 2000.

                                                                            101
                                                                   Prospectus

                          Net Asset               Net Realized/     Total    Dividends  Dividends in  Distributions
   Year or                  Value        Net        Unrealized   Income from  from Net  Excess of Net   from Net
   Period                 Beginning  Investment   Gain (Loss) on Investment  Investment  Investment     Realized
    Ended                 of Period Income (Loss)  Investments   Operations    Income      Income     Capital Gains
-------------------------------------------------------------------------------------------------------------------
Equity Income Fund
 (viii)
 Institutional Class
  06/30/01                 $ 9.88       $0.40 (a)     $ 2.81 (a)   $ 3.21      $(0.35)     $ 0.00        $(0.13)
  05/08/00 - 06/30/00       10.51        0.06 (a)      (0.66)(a)    (0.60)      (0.03)       0.00          0.00
 Administrative Class
  06/30/01                   9.87        0.38 (a)       2.80 (a)     3.18       (0.27)       0.00         (0.13)
  05/08/00 - 06/30/00       10.50        0.07 (a)      (0.68)(a)    (0.61)      (0.02)       0.00          0.00
Basic Value Fund (ix)
 Institutional Class
  06/30/01                  10.85        0.29 (a)       2.15 (a)     2.44       (0.25)       0.00          0.00
  05/08/00 - 06/30/00       11.22        0.07 (a)      (0.39)(a)    (0.32)      (0.05)       0.00          0.00
Small-Cap Value Fund
 Institutional Class
  06/30/01                 $14.26       $0.42 (a)     $ 4.96 (a)   $ 5.38      $(0.38)     $ 0.00        $ 0.00
  06/30/00                  16.05        0.37 (a)      (1.82)(a)    (1.45)      (0.34)       0.00          0.00
  06/30/99                  17.68        0.32 (a)      (1.29)(a)    (0.97)      (0.21)       0.00          0.00
  06/30/98                  15.78        0.29 (a)       2.50 (a)     2.79       (0.13)       0.00         (0.76)
  06/30/97                  14.20        0.46           3.63         4.09       (0.13)       0.00         (2.38)
 Administrative Class
  06/30/01                  14.19        0.38 (a)       4.94 (a)     5.32       (0.36)       0.00          0.00
  06/30/00                  15.97        0.34 (a)      (1.81)(a)    (1.47)      (0.31)       0.00          0.00
  06/30/99                  17.63        0.29 (a)      (1.30)(a)    (1.01)      (0.20)       0.00          0.00
  06/30/98                  15.76        0.25 (a)       2.49 (a)     2.74       (0.11)       0.00         (0.76)
  06/30/97                  14.20        0.38           3.68         4.06       (0.12)       0.00         (2.38)
Tax-Efficient Equity
 Fund
 Institutional Class
  06/30/01                 $12.31       $0.05 (a)     $(1.92)(a)   $(1.87)     $ 0.00      $ 0.00        $ 0.00
  07/02/99-06/30/00         11.79        0.05 (a)       0.47 (a)     0.52        0.00        0.00          0.00
 Administrative Class
  06/30/01                  12.28        0.02 (a)      (1.92)(a)    (1.90)       0.00        0.00          0.00
  06/30/00                  11.61        0.02 (a)       0.65 (a)     0.67        0.00        0.00          0.00
  09/30/98-06/30/99          8.65        0.03 (a)       2.93 (a)     2.96        0.00        0.00          0.00
Structured Emerging
 Markets Fund
 Institutional Class
  06/30/01                 $12.43       $0.13 (a)     $(2.29)(a)   $(2.16)     $(0.18)     $(0.16)       $(1.97)
  06/30/00                  12.42        0.05 (a)       0.81 (a)     0.86       (0.07)       0.00         (0.79)
  09/30/98-06/30/99         10.00        0.15 (a)       2.57 (a)     2.72       (0.07)       0.00         (0.28)
Tax-Efficient Structured
 Emerging Markets Fund
 Institutional Class
  06/30/01                 $14.14       $0.15 (a)     $(2.70)(a)   $(2.55)     $(0.17)     $(0.13)       $ 0.00
  06/30/00                  13.25        0.09 (a)       0.89 (a)     0.98       (0.12)       0.00          0.00
  09/30/98-06/30/99         10.00        0.16 (a)       3.10 (a)     3.26       (0.06)       0.00          0.00
Asset Allocation Fund
 (x)
 Institutional Class
  06/30/01                 $11.50       $0.67(a)      $(0.80)(a)   $(0.13)     $(0.64)     $ 0.00        $ 0.00
  06/30/00                  11.27        0.63(a)        0.45(a)      1.08       (0.41)       0.00         (0.44)
  02/26/99--06/30/99        10.55        0.09(a)        0.73(a)      0.82       (0.10)       0.00          0.00
 Administrative Class
  06/30/01                  11.50        0.65(a)       (0.82)(a)    (0.17)      (0.62)       0.00          0.00
  06/30/00                  11.27        0.60(a)        0.45(a)      1.05       (0.38)       0.00         (0.44)
  02/26/99--06/30/99        10.55        0.09(a)        0.72(a)      0.81       (0.09)       0.00          0.00

-------
 *     Annualized
(a) Per share amounts based on average number of shares outstanding during the period.
(viii) Formerly the NFJ Equity Income Fund.
(ix)   Formerly the NFJ Value Fund.
(x)    Formerly PIMCO Funds Asset Allocation Series--60/40 Portfolio.

102
  PIMCO Funds: Multi-Manager Series

                                           Fund                                                        Ratio of Net
Distributions                          Reimbursement                                       Ratio of     Investment
in Excess of   Tax Basis               Fee Added to  Net Asset               Net Assets   Expenses to  Income (Loss)
Net Realized   Return of     Total       Paid-In-    Value End                 End of     Average Net   to Average     Portfolio
Capital Gains   Capital  Distributions    Capital    of Period Total Return Period (000s)   Assets      Net Assets   Turnover Rate
----------------------------------------------------------------------------------------------------------------------------------
    $(0.10)     $ 0.00      $(0.58)        $0.00      $12.51       33.59 %     $51,201       0.70%         3.64%           43%
      0.00        0.00       (0.03)         0.00        9.88       (5.73)       24,888       0.70*         3.81*            3
     (0.10)       0.00       (0.50)         0.00       12.55       33.30           975       0.95          3.51            43
      0.00        0.00       (0.02)         0.00        9.87       (5.78)        4,638       0.95*         4.74*            3
     (0.40)     $ 0.00       (0.65)         0.00       12.64       23.37 %       1,178       0.70          2.50%           78%
      0.00        0.00       (0.05)         0.00       10.85       (2.90)          911       0.70*         3.94*            5
    $ 0.00      $ 0.00      $(0.38)        $0.00      $19.26       38.32 %     $49,046       0.85%         2.51%           41%
      0.00        0.00       (0.34)         0.00       14.26       (8.88)       30,059       0.86          2.57            55
     (0.45)       0.00       (0.66)         0.00       16.05       (5.11)       59,132       0.85          2.12            60
      0.00        0.00       (0.89)         0.00       17.68       17.77        47,432       0.85          1.65            41
      0.00        0.00       (2.51)         0.00       15.78       31.99        34,639       0.90          1.92            48
      0.00        0.00       (0.36)         0.00       19.15       38.06        21,447       1.10          2.27            41
      0.00        0.00       (0.31)         0.00       14.19       (9.12)       15,313       1.11          2.38            55
     (0.45)       0.00       (0.65)         0.00       15.97       (5.40)       21,002       1.10          1.92            60
      0.00        0.00       (0.87)         0.00       17.63       17.41        10,751       1.10          1.39            41
      0.00        0.00       (2.50)         0.00       15.76       31.70         5,916       1.16          1.68            48
    $ 0.00      $ 0.00      $ 0.00         $0.00      $10.44      (15.19)%     $   567       0.70%         0.43%           41%
      0.00        0.00        0.00          0.00       12.31        4.41         1,172       0.71*         0.42*           32
      0.00        0.00        0.00          0.00       10.38      (15.47)       15,665       0.95          0.19            41
      0.00        0.00        0.00          0.00       12.28        5.77        19,953       0.96          0.19            32
      0.00        0.00        0.00          0.00       11.61       34.28         3,391       0.92*         0.31*           13
    $(0.04)     $(0.11)     $(2.46)        $0.01(a)   $ 7.82      (17.46)%     $27,050       0.98%(b)      1.41%           30%
      0.00        0.00       (0.86)         0.01(a)    12.43        6.64        35,376       1.25(b)       0.36            24
      0.00        0.00       (0.35)         0.05(a)    12.42       29.21        46,577       0.95          1.56            30
    $ 0.00      $ 0.00      $(0.30)        $0.03(a)   $11.29      (18.01)%     $74,197       1.01%(b)      1.27%           43%
      0.00        0.00       (0.12)         0.03(a)    14.14        7.55        86,973       1.00(b)       0.64            24
      0.00        0.00       (0.06)         0.05(a)    13.25       33.39        72,509       0.95          1.57            28
    $(0.69)     $(0.10)     $(1.43)        $0.00      $ 9.94       (1.41)%     $    48       0.10%(c)      6.20%           39%
      0.00        0.00       (0.85)         0.00       11.50        9.90            57       0.10(c)       5.51            44
      0.00        0.00       (0.10)         0.00       11.27        7.80            11       0.10(c)*      2.52*           39
     (0.69)      (0.09)      (1.40)         0.00        9.93        1.73            12       0.35(d)       5.96            39
      0.00        0.00       (0.82)         0.00       11.50        9.63            12       0.35(d)       5.26            44
      0.00        0.00       (0.09)         0.00       11.27        7.71            11       0.35(d)*      2.44*           39

-------
(b) Ratio of expenses to average net assets excluding tax and interest expense is 0.95%.
(c) If the investment manager had not waived administrative expenses, the ratio of expenses to average net assets would have been 0.15%.
(d) If the investment manager had not waived administrative expenses, the ratio of expenses to average net assets would have been 0.40%.
                                                                   Prospectus

                      (This page left blank intentionally)




104
  PIMCO Funds: Multi-Manager Series

            -------------------------------------------------------------------
PIMCO       INVESTMENT ADVISER AND ADMINISTRATOR
Funds:      PIMCO Advisors, a division of Allianz Dresdner Asset Management of
Multi-      America L.P., 888 San Clemente Drive, Newport Beach, CA 92660
Manager
Series

            -------------------------------------------------------------------
            CUSTODIAN
            State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO
            64105

            -------------------------------------------------------------------
            TRANSFER AGENT
            National Financial Data Services, 330 W. 9th Street, 4th Floor, Kansas City, MO 64105

            -------------------------------------------------------------------
            INDEPENDENT ACCOUNTANTS
            PricewaterhouseCoopers LLP, 1055 Broadway, 10th Floor, Kansas
            City, MO 64105

            -------------------------------------------------------------------
            LEGAL COUNSEL
            Ropes & Gray, One International Place, Boston, MA 02110

            -------------------------------------------------------------------

The Trust's Statement of Additional Information ("SAI") and annual and semi-annual reports to shareholders include additional information about the Funds. The SAI and the financial statements included in the Funds' most recent annual report to shareholders are incorporated by reference into this Prospectus, which means they are part of this Prospectus for legal purposes. The Funds' annual report discusses the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

You may get free copies of any of these materials, request other information about a Fund, or make shareholder inquiries by calling the Trust at 1-800-927-4648 or PIMCO Infolink Audio Response Network at 1-800-987-4626, or by writing to:

PIMCO Funds:
Multi-Manager Series
840 Newport Center Drive
Suite 300
Newport Beach, CA 92660

You may review and copy information about the Trust, including its SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the public reference room. You may also access reports and other information about the Trust on the Commission's Web site at www.sec.gov. You may get copies of this information, with payment of a duplication fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009, or by e-mailing your request to publicinfo@sec.gov. Reference the Trust's Investment Company Act file number in your correspondence.

Investment Company Act File No. 811-6161

[LOGO] PIMCO FUNDS

PIMCO Funds
840 Newport Center Drive
Suite 300
Newport Beach, CA 92660

PY000.11/01